UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-08786

                           Pioneer Variable Contracts Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31, 2019


Date of reporting period:  January 1, 2019 through December 31, 2019


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                                                           [LOGO] Amundi Pioneer
                                                                  ==============
                                                                ASSET MANAGEMENT

                                                PIONEER VARIABLE CONTRACTS TRUST

                    Pioneer Mid Cap Value VCT Portfolio -- Class I and II Shares

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio's shareholder reports like this one by mail, unless you specifically request paper copies of the reports from the insurance company that offers your variable annuity or variable life insurance contract or from your financial intermediary. Instead, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a shareholder report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future Portfolio shareholder reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all funds available under your contract with the insurance company.

                                                                   ANNUAL REPORT

                                                               December 31, 2019

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Mid Cap Value VCT Portfolio

  Portfolio and Performance Update                                            2

  Comparing Ongoing Portfolio Expenses                                        3

  Portfolio Management Discussion                                             4

  Schedule of Investments                                                     8

  Financial Statements                                                       11

  Notes to Financial Statements                                              16

  Report of Independent Registered Public Accounting Firm                    20

  Additional Information                                                     21

  Approval of Investment Management Agreement                                22

  Trustees, Officers and Service Providers                                   25

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission's web site at https://www.sec.gov.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/19
--------------------------------------------------------------------------------

Sector Distribution
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 24.2%
Industrials                                                                14.4%
Real Estate                                                                11.1%
Consumer Discretionary                                                     11.1%
Information Technology                                                      9.6%
Health Care                                                                 9.0%
Materials                                                                   8.3%
Utilities                                                                   5.4%
Energy                                                                      4.5%
Consumer Staples                                                            2.4%

5 Largest Holdings
(As a percentage of total investments)*

1.  Ingersoll-Rand Plc                                                     2.69%
--------------------------------------------------------------------------------
2.  Zimmer Biomet Holdings, Inc.                                           2.26
--------------------------------------------------------------------------------
3.  PACCAR, Inc.                                                           2.20
--------------------------------------------------------------------------------
4.  Huntington Bancshares, Inc.                                            2.16
--------------------------------------------------------------------------------
5.  Lam Research Corp.                                                     2.00

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/19
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                   12/31/19                12/31/18
   Class I                                   $18.46                  $15.53
   Class II                                  $18.23                  $15.35

                                 Net
Distributions per Share          Investment     Short-Term        Long-Term
(1/1/19 - 12/31/19)              Income         Capital Gains     Capital Gains
   Class I                       $0.2417        $   --            $1.144
   Class II                      $0.1919        $   --            $1.144

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and Class II shares of Pioneer Mid Cap Value VCT Portfolio at net asset value during the periods shown, compared to that of the Russell Midcap Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

               Pioneer Mid       Pioneer Mid
               Cap Value         Cap Value
               VCT               VCT               Russell
               Portfolio         Portfolio         Midcap Value
               Class I           Class II          Index
12/09          $10,000           $10,000           $10,000
12/10          $11,822           $11,789           $12,475
12/11          $11,156           $11,101           $12,303
12/12          $12,395           $12,302           $14,579
12/13          $16,498           $16,332           $19,458
12/14          $18,988           $18,749           $22,327
12/15          $17,822           $17,557           $21,260
12/16          $20,772           $20,407           $25,512
12/17          $23,508           $23,033           $28,916
12/18          $18,962           $18,543           $25,362
12/19          $24,354           $23,750           $32,226

The Russell Midcap Value Index is an unmanaged index that measures the performance of U.S. mid-cap value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2019)

--------------------------------------------------------------------------------
                                                                Russell Midcap
                           Class I            Class II            Value Index
--------------------------------------------------------------------------------
10 Years                    9.31%              9.04%                12.41%
5 Years                     5.10               4.84                  7.62
1 Year                     28.44              28.08                 27.06

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.    Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio

Based on actual returns from July 1, 2019 through December 31, 2019.

      Share Class                                        I                II
      --------------------------------------------------------------------------
      Beginning Account Value on 7/1/19              $1,000.00        $1,000.00
      Ending Account Value on 12/31/19               $1,074.54        $1,072.97
      Expenses Paid During Period*                       $3.82            $5.12

* Expenses are equal to the Portfolio's annualized expense ratio of 0.73% and 0.98% for Class I and Class II shares respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2019 through December 31, 2019.

      Share Class                                        I                II
      --------------------------------------------------------------------------
      Beginning Account Value on 7/1/19              $1,000.00        $1,000.00
      Ending Account Value on 12/31/19               $1,021.53        $1,020.27
      Expenses Paid During Period*                       $3.72            $4.99

* Expenses are equal to the Portfolio's annualized expense ratio of 0.73% and 0.98% for Class I and Class II shares respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/19
--------------------------------------------------------------------------------

A Word About Risk:

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 1-800-688-9915 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Timothy Stanish and Raymond Haddad discuss the factors that affected the performance of Pioneer Mid Cap Value VCT Portfolio during the 12-month period ended December 31, 2019. Mr. Stanish, a vice president, a portfolio EVA (economic value added) analyst, and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), and Mr. Haddad, a vice president and a portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Portfolio.

Q: How did the Portfolio perform during the 12-month period ended December 31, 2019?

A: Pioneer Mid Cap Value VCT Portfolio's Class I shares returned 28.44% at net asset value during the 12-month period ended December 31, 2019, and Class II shares returned 28.08%, while the Portfolio's benchmark, the Russell Midcap Value Index, returned 27.06%.

Q: How would you describe the investment environment during the 12-month period ended December 31, 2019?

A: After a sharp correction in December 2018, just prior to the beginning of the period, domestic stocks rose steadily over the following 12 months, with only three brief setbacks in May, August, and October of 2019. Each period of market weakness -- usually in response to news signaling a lack of progress in U.S./China trade discussions and/or reports of weaker global manufacturing activity -- was soon followed by a full recovery. For the full 12-month period, U.S. stocks, as measured by the Standard & Poor's 500 Index (the S&P 500), returned 31.49%.

      U.S. economic growth slowed along with decelerating global economies during the 12-month period, while trade tensions between the U.S. and China ebbed and flowed, but remained a constant cause of investor concern and had a dampening effect on business confidence. The U.S. Federal Reserve (Fed) responded to the weakening economic picture by cutting interest rates three times between July and October of 2019. Meanwhile, towards the end of the 12-month period, the U.S. and China agreed in principle on a "phase-one" trade deal.

      "Easy" money conditions also played a major role in propelling equity markets higher during the 12-month period. Not only did the Fed cut rates three times, but it also ended its balance-sheet reduction program earlier than planned. It then began to swell its balance sheet once again, thus pumping more liquidity into the economy to ease stress in the overnight lending market. Another positive factor during the 12-month period was a resilient U.S. labor market and the continued strength in domestic consumer spending. Those positives contrasted with generally weak manufacturing data in both the U.S. and globally throughout most of the 12-month period.

      Within the U.S. stock market, stocks of better-quality companies with higher dividends* performed well given the Fed's policy shift from tightening to easing. Within the mid-cap universe, mid-cap growth stocks, as measured by the Russell Midcap Growth Index, returned 35.47% for the 12-month period, outperforming mid-cap value stocks, as measured by the Portfolio's benchmark, the Russell Midcap Value Index, which returned 27.06%

*     Dividends are not guaranteed.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

      Within the Russell Midcap Value Index (the Russell Index), all sectors finished the 12-month period in positive territory, with information technology, industrials, and financials, up by 42%, 37%, and 32%, respectively, the top performers. Energy, up by just 8%, was by far the worst-performing sector in the Russell Index over the 12-month period.

Q: How did you position the Portfolio during the 12-month period ended December 31, 2019, and how did the positioning affect benchmark-relative performance?

A: The Portfolio's positioning enabled it to take advantage of the improving market conditions as the 12-month period progressed. Starting near the end of the previous fiscal year, we had placed more emphasis on holding higher-quality value stocks in the Portfolio in anticipation of slowing domestic economic growth. The higher-quality stocks tended to be shares of corporations with lower-than-average debt, higher-than-average profits, and lower-than-average earnings volatility. We believe the performance of those stocks is less dependent on cyclical factors, and that their valuations have tended to hold up well in times of uncertainty.

      Relative to the Russell Index, we overweighted the Portfolio to companies in the consumer discretionary, real estate, and information technology sectors. Among technology holdings, we favored owning shares of corporations in the semiconductor and software services areas. Conversely, we deemphasized utilities stocks, primarily because of their higher valuations, and tended to avoid regional banks, which have historically been more sensitive to declining interest rates that can compress profit margins from lending.

      With regard to benchmark-relative returns, favorable stock selection results were the primary driver of the Portfolio's outperformance of the Russell Index over the 12-month period. Sector weights were also positive for the Portfolio versus the benchmark, but less so than stock selection results.

      Portfolio holdings that performed notably well during the 12-month period included real estate investment trusts (REITs) such as Sun Communities; consumer discretionary stocks such as discount retailing chain Dollar General; and information technology holdings such as Lam Research and ON Semiconductor. Lam is a semiconductor manufacturer specializing in technology testing products. The company has been growing its parts and services operations, which we think have the potential to generate more predictable earnings growth. ON is an analog and digital semiconductor manufacturer with customers in the automotive and industrial end-markets. We believe the company's stock remains undervalued, given the quality of ON's franchise and its exposures to end-markets that are starting to strengthen.

      Stock selection results in consumer staples, energy, and health care had the biggest negative effects on the Portfolio's benchmark-relative performance during the 12-month period, with the struggling energy sector featuring some of the worst performers. Within energy, the biggest detractors from the Portfolio's relative returns over the 12-month period were positions in PBF Energy and Marathon Oil. In health care, the Portfolio's holdings of shares of Centene also hurt benchmark-relative performance. In consumer staples, stock selection within the food and beverage area had the biggest negative effect on the Portfolio's benchmark-relative performance. Another holding that

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/19                             (continued)
--------------------------------------------------------------------------------

      detracted from benchmark-relative returns was SVB Financial, the third-worst performer for the Portfolio versus the Russell Index over the 12-month period, after Centene and PBF Energy.

Q: Did you invest the Portfolio in any derivative securities during the 12-month period ended December 31, 2019?

A: No, we did not invest the Portfolio in any derivatives during the 12-month period.

Q: What is your investment outlook and how have you positioned the Portfolio with regard to that outlook as we head into a new calendar and fiscal year?

A: The U.S. economy has slowed modestly over the last 12 months from the pace it had exhibited in the prior year. That said, central banks around the globe have stepped in to provide substantial liquidity, and we believe the prospect of continued global central-bank support should be a positive for U.S. equities going forward. Additionally, as we noted earlier, a potential "phase one" trade truce between the U.S. and China may begin to mend business confidence and could result in a bottoming of manufacturing activity in the U.S. and other regions.

      We feel that the most likely scenario is that the U.S. economy avoids a recession in 2020, and that moderate growth rates are likely to remain the case for the foreseeable future, with the Fed "having our back." In the slower, but stable economic environment that we expect, we believe investors are likely to favor owning higher-quality value stocks of companies with strong balance sheets and durable business models that are not as dependent on positive macroeconomic conditions in order to flourish. We continue to believe that there could be an opportunity to add certain, select stocks of deeper value, cyclical-type companies to the Portfolio over the next few quarters.

      We believe that equity valuations are reasonable overall, given the recent decline in interest rates -- which, by comparison, makes the dividend yield potential provided by stocks more attractive. Even with some alleviations of the concerns pertaining to economic growth and trade disputes, we still believe the current environment has some uncertainty, and will favor an active approach to managing money, one that appropriately balances the quality of a business with its stock valuation. For that reason, we are confident in our ability to continue pursuing solid performance for our shareholders.

      With respect to positioning, the Portfolio's largest overweights relative to the Russell Index are in the financials, consumer discretionary, industrials, and health care sectors, where we have been finding what we believe are quality stocks trading at attractive valuations, and that we think are discounting a potential slowing of economic growth.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

      The Portfolio's largest underweights relative to the benchmark are in the consumer staples, utilities, and real estate sectors -- more defensive areas of the market that are generally trading at unattractive valuations, in our view.

      As always, the Portfolio's sector positioning results from our bottom-up stock-picking process rather than from a top-down macroeconomic approach, as we believe sound fundamental analysis is the key to generating attractive, long-term risk-adjusted returns.

Please refer to the Schedule of Investments on pages 8 to 10 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/19
--------------------------------------------------------------------------------

Shares                                                                      Value
                    UNAFFILIATED ISSUERS -- 98.5%
                    COMMON STOCKS -- 98.5%
                    of Net Assets
                    Aerospace & Defense -- 0.9%
  80,453            Arconic, Inc.                                    $  2,475,539
                                                                     ------------
                    Total Aerospace & Defense                        $  2,475,539
                                                                     ------------
                    Airlines -- 0.9%
 144,290(a)         JetBlue Airways Corp.                            $  2,701,109
                                                                     ------------
                    Total Airlines                                   $  2,701,109
                                                                     ------------
                    Banks -- 8.4%
 207,382            Associated Banc-Corp.                            $  4,570,699
 120,711            Citizens Financial Group, Inc.                      4,902,074
  94,030            East West Bancorp, Inc.                             4,579,261
  33,758            First Republic Bank                                 3,964,877
 400,495            Huntington Bancshares, Inc.                         6,039,465
                                                                     ------------
                    Total Banks                                      $ 24,056,376
                                                                     ------------
                    Capital Markets -- 1.7%
  44,322            Nasdaq, Inc.                                     $  4,746,886
                                                                     ------------
                    Total Capital Markets                            $  4,746,886
                                                                     ------------
                    Chemicals -- 3.9%
  39,394            Celanese Corp.                                   $  4,850,190
 126,159            Huntsman Corp.                                      3,048,001
  22,463            PPG Industries, Inc.                                2,998,586
                                                                     ------------
                    Total Chemicals                                  $ 10,896,777
                                                                     ------------
                    Communications
                    Equipment -- 0.9%
  16,433            Motorola Solutions, Inc.                         $  2,648,014
                                                                     ------------
                    Total Communications
                    Equipment                                        $  2,648,014
                                                                     ------------
                    Consumer Finance -- 2.6%
  91,402            Ally Financial, Inc.                             $  2,793,245
  53,671            Discover Financial Services                         4,552,374
                                                                     ------------
                    Total Consumer Finance                           $  7,345,619
                                                                     ------------
                    Containers &
                    Packaging -- 2.0%
  31,190            Avery Dennison Corp.                             $  4,080,276
  27,750            Ball Corp.                                          1,794,592
                                                                     ------------
                    Total Containers & Packaging                     $  5,874,868
                                                                     ------------
                    Diversified Consumer
                    Services -- 0.6%
  44,711(a)         ServiceMaster Global Holdings, Inc.              $  1,728,527
                                                                     ------------
                    Total Diversified
                    Consumer Services                                $  1,728,527
                                                                     ------------
                    Electric Utilities -- 3.5%
  43,428            Entergy Corp.                                    $  5,202,674
  93,213            FirstEnergy Corp.                                   4,530,152
                                                                     ------------
                    Total Electric Utilities                         $  9,732,826
                                                                     ------------
                    Electronic Equipment,
                    Instruments &
                    Components -- 2.2%
  21,797            CDW Corp.                                        $  3,113,483
  30,382(a)         Keysight Technologies, Inc.                         3,118,105
                                                                     ------------
                    Total Electronic Equipment,
                    Instruments & Components                         $  6,231,588
                                                                     ------------
                    Energy Equipment &
                    Services -- 0.7%
  78,229            Baker Hughes Co.                                 $  2,005,009
                                                                     ------------
                    Total Energy Equipment &
                    Services                                         $  2,005,009
                                                                     ------------
                    Equity Real Estate
                    Investment Trusts
                    (REITs) -- 11.9%
 111,516            Americold Realty Trust                           $  3,909,751
  34,625            Camden Property Trust                               3,673,713
  58,136            Cousins Properties, Inc.                            2,395,203
 142,810            Duke Realty Corp.                                   4,951,223
  46,485            Gaming & Leisure Properties, Inc.                   2,001,179
 108,915            Healthpeak Properties, Inc.                         3,754,300
 129,716            Host Hotels & Resorts, Inc.                         2,406,232
  50,534            Hudson Pacific Properties, Inc.                     1,902,605
  34,016            Kilroy Realty Corp.                                 2,853,942
  29,725            Sun Communities, Inc.                               4,461,723
  54,367            Weingarten Realty Investors                         1,698,425
                                                                     ------------
                    Total Equity Real Estate
                    Investment Trusts (REITs)                        $ 34,008,296
                                                                     ------------
                    Food & Staples
                    Retailing -- 0.9%
  29,676            Sysco Corp.                                      $  2,538,485
                                                                     ------------
                    Total Food & Staples
                    Retailing                                        $  2,538,485
                                                                     ------------
                    Food Products -- 1.5%
  39,015(a)         Post Holdings, Inc.                              $  4,256,537
                                                                     ------------
                    Total Food Products                              $  4,256,537
                                                                     ------------
                    Health Care Equipment &
                    Supplies -- 7.0%
  11,056            Cooper Cos., Inc.                                $  3,552,182
  86,093(a)         Hologic, Inc.                                       4,494,916
  17,572            STERIS Plc                                          2,678,324
  21,184            West Pharmaceutical Services, Inc.                  3,184,591
  42,390            Zimmer Biomet Holdings, Inc.                        6,344,935
                                                                     ------------
                    Total Health Care Equipment
                    & Supplies                                       $ 20,254,948
                                                                     ------------
                    Health Care Providers &
                    Services -- 1.8%
  36,114            McKesson Corp.                                   $  4,995,288
                                                                     ------------
                    Total Health Care Providers
                    & Services                                       $  4,995,288
                                                                     ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

Shares                                                                      Value
                    Hotels, Restaurants &
                    Leisure -- 1.2%
  44,932            Dunkin' Brands Group, Inc.                       $  3,394,163
                                                                     ------------
                    Total Hotels, Restaurants &
                    Leisure                                          $  3,394,163
                                                                     ------------
                    Household Durables -- 1.5%
  15,283(a)         Mohawk Industries, Inc.                          $  2,084,296
  14,777            Whirlpool Corp.                                     2,180,051
                                                                     ------------
                    Total Household Durables                         $  4,264,347
                                                                     ------------
                    Industrials -- 1.8%
  43,345            JB Hunt Transport Services, Inc.                 $  5,061,829
                                                                     ------------
                    Total Industrials                                $  5,061,829
                                                                     ------------
                    Insurance -- 10.3%
  37,147            Allstate Corp.                                   $  4,177,180
  29,115            American Financial Group, Inc.                      3,192,460
  24,578            Assurant, Inc.                                      3,221,684
  60,182            Assured Guaranty, Ltd.                              2,950,122
  88,049            Brown & Brown, Inc.                                 3,476,175
  70,756            First American Financial Corp.                      4,126,490
  69,528            Lincoln National Corp.                              4,102,848
 192,372            Old Republic International Corp.                    4,303,361
                                                                     ------------
                    Total Insurance                                  $ 29,550,320
                                                                     ------------
                    IT Services -- 1.7%
  34,934            Booz Allen Hamilton Holding Corp.                $  2,484,855
  15,212(a)         Euronet Worldwide, Inc.                             2,396,803
                                                                     ------------
                    Total IT Services                                $  4,881,658
                                                                     ------------
                    Machinery -- 7.4%
  70,044(a)         Gardner Denver Holdings, Inc.                    $  2,569,214
  56,629            Ingersoll-Rand Plc                                  7,527,127
  77,784            PACCAR, Inc.                                        6,152,714
  28,329            Stanley Black & Decker, Inc.                        4,695,248
                                                                     ------------
                    Total Machinery                                  $ 20,944,303
                                                                     ------------
                    Metals & Mining -- 2.3%
  65,158            Nucor Corp.                                      $  3,667,092
  22,902            Reliance Steel & Aluminum Co.                       2,742,744
                                                                     ------------
                    Total Metals & Mining                            $  6,409,836
                                                                     ------------
                    Multiline Retail -- 1.4%
  26,115            Dollar General Corp.                             $  4,073,418
                                                                     ------------
                    Total Multiline Retail                           $  4,073,418
                                                                     ------------
                    Multi-Utilities -- 1.9%
  92,882            Public Service Enterprise
                    Group, Inc.                                      $  5,484,682
                                                                     ------------
                    Total Multi-Utilities                            $  5,484,682
                                                                     ------------
                    Oil, Gas & Consumable
                    Fuels -- 3.8%
  29,292            Diamondback Energy, Inc.                         $  2,720,055
 295,369            Marathon Oil Corp.                                  4,011,111
 143,673            Murphy Oil Corp.                                    3,850,436
                                                                     ------------
                    Total Oil, Gas &
                    Consumable Fuels                                 $ 10,581,602
                                                                     ------------
                    Road & Rail -- 1.3%
  24,090            Kansas City Southern                             $  3,689,624
                                                                     ------------
                    Total Road & Rail                                $  3,689,624
                                                                     ------------
                    Semiconductors &
                    Semiconductor
                    Equipment -- 3.7%
  19,201            Lam Research Corp.                               $  5,614,372
 203,554(a)         ON Semiconductor Corp.                              4,962,647
                                                                     ------------
                    Total Semiconductors &
                    Semiconductor Equipment                          $ 10,577,019
                                                                     ------------
                    Specialty Retail -- 5.2%
  95,374            Aaron's, Inc.                                    $  5,446,809
  38,614(a)         AutoNation, Inc.                                    1,877,799
   7,520(a)         O'Reilly Automotive, Inc.                           3,295,715
  43,298            Tractor Supply Co.                                  4,045,765
                                                                     ------------
                    Total Specialty Retail                           $ 14,666,088
                                                                     ------------
                    Technology Hardware,
                    Storage & Peripherals -- 0.9%
  39,190            Western Digital Corp.                            $  2,487,389
                                                                     ------------
                    Total Technology Hardware,
                    Storage & Peripherals                            $  2,487,389
                                                                     ------------
                    Textiles, Apparel &
                    Luxury Goods -- 1.0%
  28,484            Columbia Sportswear Co.                          $  2,853,812
                                                                     ------------
                    Total Textiles, Apparel &
                    Luxury Goods                                     $  2,853,812
                                                                     ------------
                    Thrifts & Mortgage
                    Finance -- 0.8%
  87,588            Radian Group, Inc.                               $  2,203,714
                                                                     ------------
                    Total Thrifts & Mortgage
                    Finance                                          $  2,203,714
                                                                     ------------
                    Trading Companies &
                    Distributors -- 0.9%
  38,991            Applied Industrial
                    Technologies, Inc.                               $  2,600,310
                                                                     ------------
                    Total Trading Companies &
                    Distributors                                     $  2,600,310
                                                                     ------------
                    TOTAL COMMON STOCKS
                    (Cost $232,915,542)                              $280,220,806
                                                                     ------------
                    TOTAL INVESTMENTS IN
                    UNAFFILIATED
                    ISSUERS -- 98.5%
                    (Cost $232,915,542)                              $280,220,806
                                                                     ------------
                    OTHER ASSETS AND
                    LIABILITIES -- 1.5%                              $  4,221,527
                                                                     ------------
                    NET ASSETS -- 100.0%                             $284,442,333
                                                                     ============

REIT    Real Estate Investment Trust.

(a)     Non-income producing security.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2019, aggregated $260,578,925 and $295,138,221, respectively.

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/19                                     (continued)
--------------------------------------------------------------------------------

The Portfolio is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the "Adviser") serves as the Portfolio's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended December 31, 2019, the Portfolio did not engage in any cross trade activity.

At December 31, 2019, the net unrealized appreciation on investments based on cost for federal tax purposes of $233,295,413 was as follows:

        Aggregate gross unrealized appreciation for all investments
        in which there is an excess of value over tax cost                $49,129,762
        Aggregate gross unrealized depreciation for all investments
        in which there is an excess of tax cost over value                 (2,204,369)
                                                                          -----------
        Net unrealized appreciation                                       $46,925,393
                                                                          ===========

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2019, in valuing the Portfolio's investments:

                             Level 1       Level 2     Level 3        Total
Common Stocks              $280,220,806     $  --      $  --      $280,220,806
                           ------------     -----      -----      ------------
     Total
      Investments
      in Securities        $280,220,806     $  --      $  --      $280,220,806
                           ============     =====      =====      ============

During the year ended December 31, 2019, there were no transfers between Levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/19
--------------------------------------------------------------------------------

ASSETS:
   Investments in unaffiliated issuers, at value (cost $232,915,542)       $280,220,806
   Cash                                                                       4,180,328
   Receivables --
      Portfolio shares sold                                                       3,975
      Dividends                                                                 493,446
   Other assets                                                                      20
                                                                           ------------
         Total assets                                                      $284,898,575
                                                                           ------------
LIABILITIES:
   Payables --
      Investment securities purchased                                      $    270,034
      Portfolio shares repurchased                                               90,205
      Trustees' fees                                                                 16
      Professional fees                                                          41,255
   Due to affiliates
      Management fees                                                            25,316
      Distributions                                                               8,458
      Other due to affiliates                                                       506
   Accrued expenses                                                              20,452
                                                                           ------------
         Total liabilities                                                 $    456,242
                                                                           ------------
NET ASSETS:
   Paid-in capital                                                         $226,255,622
   Distributable earnings                                                    58,186,711
                                                                           ------------
         Net assets                                                        $284,442,333
                                                                           ------------
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
   Class I (based on $37,384,454/2,025,041 shares)                         $      18.46
                                                                           ------------
   Class II (based on $247,057,879/13,551,330 shares)                      $      18.23
                                                                           ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

FOR THE YEAR ENDED 12/31/19

INVESTMENT INCOME:
   Dividends from unaffiliated issuers                              $  5,269,150
   Interest from unaffiliated issuers                                     60,531
                                                                    ------------
      Total investment income                                                         $ 5,329,681
                                                                                      -----------
EXPENSES:
   Management fees                                                  $  1,856,737
   Administrative expense                                                118,072
   Transfer agent fees
   Distribution fees
      Class II                                                           622,115
   Custodian fees                                                         12,605
   Professional fees                                                      58,378
   Printing expense                                                       19,796
   Pricing fees                                                               10
   Trustees' fees                                                         10,175
   Insurance expense                                                       3,488
   Miscellaneous                                                           5,906
                                                                    ------------
      Total expenses                                                                  $ 2,707,282
                                                                                      -----------
         Net investment income                                                        $ 2,622,399
                                                                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on:
      Investments in unaffiliated issuers                                             $ 8,844,533
                                                                                      -----------
   Change in net unrealized appreciation (depreciation) on:
      Investments in unaffiliated issuers                                             $58,123,072
                                                                                      -----------
   Net realized and unrealized gain (loss) on investments                             $66,967,605
                                                                                      -----------
   Net increase in net assets resulting from operations                               $69,590,004
                                                                                      ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                      Year               Year
                                                                                                     Ended              Ended
                                                                                                    12/31/19           12/31/18
FROM OPERATIONS:
Net investment income (loss)                                                                      $  2,622,399       $  3,120,997
Net realized gain (loss) on investments                                                              8,844,533         18,496,275
Change in net unrealized appreciation (depreciation) on investments                                 58,123,072        (84,415,745)
                                                                                                  ------------       ------------
      Net increase (decrease) in net assets resulting from operations                             $ 69,590,004       $(62,798,473)
                                                                                                  ------------       ------------
DISTRIBUTIONS TO SHAREOWNERS:
   Class I ($1.38 and $1.80 per share, respectively)                                              $ (2,769,330)      $ (3,874,981)
   Class II ($1.33 and $1.75 per share, respectively)                                              (18,372,047)       (24,158,307)
                                                                                                  ------------       ------------
      Total distributions to shareowners                                                          $(21,141,377)      $(28,033,288)
                                                                                                  ------------       ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares                                                                 $  9,343,094       $ 20,203,176
Reinvestment of distributions                                                                       21,141,377         28,033,288
Cost of shares repurchased                                                                         (51,860,053)       (46,788,244)
                                                                                                  ------------       ------------
      Net increase (decrease) in net assets resulting from Portfolio share transactions           $(21,375,582)      $  1,448,220
                                                                                                  ------------       ------------
      Net increase (decrease) in net assets                                                       $ 27,073,045       $(89,383,541)
NET ASSETS:
Beginning of year                                                                                 $257,369,288       $346,752,829
                                                                                                  ============       ============
End of year                                                                                       $284,442,333       $257,369,288
                                                                                                  ============       ============

                                            Year Ended       Year Ended          Year Ended       Year Ended
                                             12/31/19         12/31/19            12/31/18         12/31/18
                                              Shares           Amount              Shares           Amount
CLASS I
Shares sold                                     71,437        $  1,266,186           136,374       $  2,674,977
Reinvestment of distributions                  160,914           2,769,330           207,551          3,874,981
Less shares repurchased                       (364,444)         (6,430,449)         (464,779)        (8,951,694)
                                            ----------        ------------        ----------       ------------
   Net decrease                               (132,093)       $ (2,394,933)         (120,854)      $ (2,401,736)
                                            ==========        ============        ==========       ============
CLASS II
Shares sold                                    470,625        $  8,076,908           934,113       $ 17,528,199
Reinvestment of distributions                1,079,439          18,372,047         1,307,268         24,158,307
Less shares repurchased                     (2,583,598)        (45,429,604)       (1,964,411)       (37,836,550)
                                            ----------        ------------        ----------       ------------
   Net increase (decrease)                  (1,033,534)       $(18,980,649)          276,970       $  3,849,956
                                            ==========        ============        ==========       ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                        Year        Year        Year        Year         Year
                                                                       Ended       Ended       Ended       Ended        Ended
                                                                      12/31/19    12/31/18    12/31/17    12/31/16*    12/31/15*
Class I
Net asset value, beginning of period                                  $ 15.53     $ 21.11     $ 20.49     $ 18.88      $ 22.79
                                                                      -------     -------     -------     -------      -------
Increase (decrease) from investment operations:
   Net investment income (loss) (a)                                   $  0.20     $  0.23     $  0.13     $  0.17      $  0.18
   Net realized and unrealized gain (loss) on investments                4.11       (4.01)       2.36        2.81        (1.38)
                                                                      -------     -------     -------     -------      -------
      Net increase (decrease) from investment operations              $  4.31     $ (3.78)    $  2.49     $  2.98      $ (1.20)
                                                                      -------     -------     -------     -------      -------
Distributions to shareowners:
   Net investment income                                              $ (0.24)    $ (0.14)    $ (0.18)    $ (0.14)     $ (0.18)
   Net realized gain                                                    (1.14)      (1.66)      (1.69)      (1.23)       (2.53)
                                                                      -------     -------     -------     -------      -------
Total distributions                                                   $ (1.38)    $ (1.80)    $ (1.87)    $ (1.37)     $ (2.71)
                                                                      -------     -------     -------     -------      -------
Net increase (decrease) in net asset value                            $  2.93     $ (5.58)    $  0.62     $  1.61      $ (3.91)
                                                                      -------     -------     -------     -------      -------
Net asset value, end of period                                        $ 18.46     $ 15.53     $ 21.11     $ 20.49      $ 18.88
                                                                      =======     =======     =======     =======      =======
Total return (b)                                                        28.44%     (19.34)%     13.17%      16.56%       (6.14)%(c)
Ratio of net expenses to average net assets                              0.73%       0.73%       0.71%       0.71%        0.71%
Ratio of net investment income (loss) to average net assets              1.14%       1.19%       0.64%       0.91%        0.84%
Portfolio turnover rate                                                    93%         81%         61%         75%          87%
Net assets, end of period (in thousands)                              $37,384     $33,506     $48,082     $68,552      $70,412

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (6.19)%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

                                                                        Year        Year        Year        Year        Year
                                                                       Ended       Ended       Ended       Ended       Ended
                                                                      12/31/19    12/31/18    12/31/17    12/31/16*   12/31/15*
Class II
Net asset value, beginning of period                                  $ 15.35     $  20.87    $  20.28    $  18.70    $  22.59
                                                                      -------     --------    --------    --------    --------
Increase (decrease) from investment operations:
   Net investment income (loss) (a)                                   $  0.15     $   0.18    $   0.08    $   0.12    $   0.12
   Net realized and unrealized gain (loss) on investments                4.06        (3.95)       2.33        2.78       (1.36)
                                                                      -------     --------    --------    --------    --------
      Net increase (decrease) from investment operations              $  4.21     $  (3.77)   $   2.41    $   2.90    $  (1.24)
                                                                      -------     --------    --------    --------    --------
Distributions to shareowners:
   Net investment income                                              $ (0.19)    $  (0.09)   $  (0.13)   $  (0.09)   $  (0.12)
   Net realized gain                                                    (1.14)       (1.66)      (1.69)      (1.23)      (2.53)
                                                                      -------     --------    --------    --------    --------
Total distributions                                                   $ (1.33)    $  (1.75)   $  (1.82)   $  (1.32)   $  (2.65)
                                                                      -------     --------    --------    --------    --------
Net increase (decrease) in net asset value                            $  2.88     $  (5.52)   $   0.59    $   1.58    $  (3.89)
                                                                      -------     --------    --------    --------    --------
Net asset value, end of period                                        $ 18.23     $  15.35    $  20.87    $  20.28    $  18.70
                                                                      =======     ========    ========    ========    ========
Total return (b)                                                        28.08%      (19.49)%     12.87%      16.23%      (6.35)%(c)
Ratio of net expenses to average net assets                              0.98%        0.98%       0.96%       0.96%       0.96%
Ratio of net investment income (loss) to average net assets              0.89%        0.95%       0.39%       0.67%       0.60%
Portfolio turnover rate                                                    93%          81%         61%         75%         87%
Net assets, end of period (in thousands)                              $247,058    $223,863    $298,671    $294,399    $274,774

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (6.40)%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/19
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Mid Cap Value VTC Portfolio (the "Portfolio") is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the "Trust"), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Portfolio's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Portfolio's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

      comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices, and such differences could be material.

      At December 31, 2019, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Federal Income Taxes

      It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2019, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      The tax character of distributions paid during the years ended December 31, 2019 and December 31, 2018, were as follows:

      --------------------------------------------------------------------------
                                                    2019                2018
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                            $ 3,122,155        $ 1,562,158
      Long-term capital gain                      18,019,222         26,471,130
                                                 -----------        -----------
       Total distributions                       $21,141,377        $28,033,288
                                                 ===========        ===========

      The following shows the components of distributable earnings on a federal income tax basis at December 31, 2019:

      ---------------------------------------------------------------------------
                                                                         2019
      ---------------------------------------------------------------------------
      Distributable Earnings:
      Undistributed ordinary income                                  $ 2,621,041
      Undistributed long-term capital gain                             8,640,277
      Unrealized appreciation                                         46,925,393
                                                                     -----------
       Total                                                         $58,186,711
                                                                     ===========

      The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

D.    Portfolio Shares and Class Allocations

      The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

      Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/19                               (continued)
--------------------------------------------------------------------------------

      All expenses and fees paid to the Portfolio's transfer agent for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

E.    Risks

      The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Portfolio.

      Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than investments in larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions.

      At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as Brown Brothers Harriman & Co., the Portfolio's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Portfolio's transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Portfolio's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio's ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

2. Management Agreement

The Adviser manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets. For the year ended December 31,2019, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $25,822 in management fees, administrative costs and certain other reimbursements payable to the Adviser at December 31, 2019.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio's omnibus relationship contracts.

4. Distribution Plan

The Portfolio has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $8,458 in distribution fees payable to the Distributor at December 31, 2019.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareholders of Pioneer Mid Cap Value VCT Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Mid Cap Value VCT Portfolio (the "Portfolio") (one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust")), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the "financial statements"). The financial highlights for the periods ended December 31, 2015 and December 31, 2016 were audited by another independent registered public accounting firm whose report, dated February 14, 2017, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Mid Cap Value VCT Portfolio (one of the portfolios constituting Pioneer Variable Contracts Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Portfolio's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the auditor of one or more Amundi Pioneer investment companies since 2017.

Boston, Massachusetts
February 14, 2020

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

For the year ended December 31, 2019, certain dividends paid by the Portfolio may be subject to a maximum tax rate of 20%. The Portfolio intends to designate up to the maximum amount of such dividends allowable, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2019 Form 1099-DIV.

The qualifying percentage of the Portfolio's ordinary income dividends for the purpose of the corporate dividends received deduction was 100%.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT
--------------------------------------------------------------------------------

Amundi Pioneer Asset Management, Inc. ("APAM") serves as the investment adviser to Pioneer Mid Cap Value VCT Portfolio (the "Portfolio") pursuant to an investment management agreement between APAM and the Portfolio. In order for APAM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment management agreement for the Portfolio.

The contract review process began in January 2019 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2019, July 2019 and September 2019. In addition, the Trustees reviewed and discussed the Portfolio's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings, in connection with the review of the Portfolio's investment management agreement.

In March 2019, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Portfolio, as well as the level of investment by the Portfolio's portfolio managers in the Portfolio. In July 2019, the Trustees, among other things, reviewed the Portfolio's management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("APIAM" and, together with APAM, "Amundi Pioneer"), as compared to that of APAM's fund management business, and considered the differences between the fees and expenses of the Portfolio and the fees and expenses of APAM's and APIAM's institutional accounts, as well as the different services provided by APAM to the Portfolio and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees' request, in September 2019.

At a meeting held on September 17, 2019, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees also reviewed APAM's investment approach for the Portfolio and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. They considered the non-investment resources and personnel of APAM that are involved in APAM's services to the Portfolio, including APAM's compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM's senior management to the Pioneer Fund complex.

The Trustees considered that APAM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Portfolio were satisfactory and consistent with the terms of the investment management agreement.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

Performance of the Portfolio

In considering the Portfolio's performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Portfolio's performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Portfolio's benchmark index. They also discuss the Portfolio's performance with APAM on a regular basis.

The Trustees discussed the Portfolio's performance with APAM on a more frequent basis in light of the Portfolio's unfavorable performance compared to its benchmark index and peers over certain periods. The Trustees noted APAM's explanation for the Portfolio's relative performance and the steps taken by APAM to address the Portfolio's performance, including enhancing the investment process used for the Portfolio. It was noted that Raymond Haddad a Vice President of APAM, became a portfolio manager of the Portfolio in March 2018, and Timothy P. Stanish, a Vice President of APAM, also became a portfolio manager of the Portfolio in September 2018. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Portfolio's shareowners. The Trustees noted that they separately review and consider the impact of the Portfolio's transfer agency and Portfolio- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Portfolio's expense ratio.

The Trustees considered that the Portfolio's management fee for the most recent fiscal year was in the second quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Portfolio's Class II shares for the most recent fiscal year was in the first quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM's costs in providing services to the Portfolio and APAM's and APIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM's and APIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment management agreement with the Portfolio, APAM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the entrepreneurial risks associated with APAM's management of the Portfolio.

The Trustees concluded that the management fee payable by the Portfolio to APAM was reasonable in relation to the nature and quality of the services provided by APAM.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT                          (continued)
--------------------------------------------------------------------------------

Profitability

The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Portfolio, including the methodology used by APAM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered APAM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM's profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered APAM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Portfolio and Portfolio shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM's commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Other Benefits

The Trustees considered the other benefits that APAM enjoys from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid or to be paid by the Portfolio, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Portfolio and to APAM and its affiliates from the use of "soft" commission dollars generated by the Portfolio to pay for research and brokerage services.

The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi's worldwide asset management business manages over $1.6 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM's relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM's relationships with the Portfolio, including Amundi's ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi's enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Portfolio receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Portfolio, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Portfolio were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

Pioneer Mid Cap Value VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Trustees and Officers
The Portfolio's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Portfolios within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Portfolios is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Portfolio includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-688-9915.

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

NAME, AGE AND POSITION        TERM OF OFFICE AND                                                     OTHER DIRECTORSHIPS
HELD WITH THE TRUST           LENGTH OF SERVICE                  PRINCIPAL OCCUPATION                HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (68)          Trustee since 2006. Serves until   Private investor (2004 - 2008 and   Director, Broadridge Financial
Chairman of the Board         a successor trustee is elected     2013 - present); Chairman (2008 -   Solutions, Inc. (investor
and Trustee                   or earlier retirement or removal.  2013) and Chief Executive Officer   communications and securities
                                                                 (2008 - 2012), Quadriserv, Inc.     processing provider for
                                                                 (technology products for            financial services industry)
                                                                 securities lending industry); and   (2009 - present); Director,
                                                                 Senior Executive Vice President,    Quadriserv, Inc. (2005 -
                                                                 The Bank of New York (financial     2013); and Commissioner, New
                                                                 and securities services)            Jersey State Civil Service
                                                                 (1986 - 2004)                       Commission (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
John E. Baumgardner, Jr. (68) Trustee since 2019. Serves until   Of Counsel (2019 - present),        Chairman, The Lakeville
Trustee                       a successor trustee is elected     Partner (1983-2018), Sullivan &     Journal Company, LLC,
                              or earlier retirement or removal.  Cromwell LLP (law firm).            (privately-held community
                                                                                                     newspaper group)
                                                                                                     (2015 - present)
------------------------------------------------------------------------------------------------------------------------------------
Diane Durnin (62)             Trustee since 2019. Serves until   Managing Director - Head of         None
Trustee                       a successor trustee is elected     Product Strategy and Development,
                              or earlier retirement or removal.  BNY Mellon Investment Management
                                                                 (2012-2018); Vice Chairman - The
                                                                 Dreyfus Corporation (2005 - 2018):
                                                                 Executive Vice President Head of
                                                                 Product, BNY Mellon Investment
                                                                 Management (2007-2012); Executive
                                                                 Director- Product Strategy, Mellon
                                                                 Asset Management (2005-2007);
                                                                 Executive Vice President Head of
                                                                 Products, Marketing and Client
                                                                 Service, Dreyfus Corporation
                                                                 (2000-2005); and Senior Vice
                                                                 President Strategic Product and
                                                                 Business Development, Dreyfus
                                                                 Corporation (1994-2000)
------------------------------------------------------------------------------------------------------------------------------------

                                                                              25

Pioneer Mid Cap Value VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

NAME, AGE AND POSITION        TERM OF OFFICE AND                                                     OTHER DIRECTORSHIPS
HELD WITH THE TRUST           LENGTH OF SERVICE                  PRINCIPAL OCCUPATION                HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (75)     Trustee since 2008. Serves until   William Joseph Maier Professor of   Trustee, Mellon
Trustee                       a successor trustee is elected     Political Economy, Harvard          Institutional Funds
                              or earlier retirement or removal.  University (1972 - present)         Investment Trust and
                                                                                                     Mellon Institutional Funds
                                                                                                     Master Portfolio (oversaw
                                                                                                     17 portfolios in fund
                                                                                                     complex) (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)      Trustee since 2017. (Advisory      Chief Investment Officer, 1199      None
Trustee                       Trustee from 2014 - 2017).         SEIU Funds (healthcare workers
                              Serves until a successor trustee   union pension funds) (2001 -
                              is elected or earlier retirement   present); Vice President -
                              or removal.                        International Investments Group,
                                                                 American International Group, Inc.
                                                                 (insurance company) (1993 - 2001);
                                                                 Vice President - Corporate Finance
                                                                 and Treasury Group, Citibank, N.A.
                                                                 (1980 - 1986 and 1990 - 1993);
                                                                 Vice President - Asset/Liability
                                                                 Management Group, Federal Farm
                                                                 Funding Corporation
                                                                 (government-sponsored issuer of
                                                                 debt securities) (1988 - 1990);
                                                                 Mortgage Strategies Group,
                                                                 Shearson Lehman Hutton, Inc.
                                                                 (investment bank) (1987 - 1988);
                                                                 and Mortgage Strategies Group,
                                                                 Drexel Burnham Lambert, Ltd.
                                                                 (investment bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (71)      Trustee since 1995. Serves until   President and Chief Executive       Director of New America
Trustee                       a successor trustee is elected     Officer, Metric Financial Inc.      High Income Fund, Inc.
                              or earlier retirement or removal.  (formerly known as Newbury Piret    (closed-end investment
                                                                 Company) (investment banking firm)  company) (2004 - present);
                                                                 (1981 - present)                    and Member, Board of
                                                                                                     Governors, Investment
                                                                                                     Company Institute
                                                                                                     (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (72)        Trustee since 2014. Serves until   Consultant (investment company      None
Trustee                       a successor trustee is elected     services) (2012 - present);
                              or earlier retirement or removal.  Executive Vice President, BNY
                                                                 Mellon (financial and investment
                                                                 company services) (1969 - 2012);
                                                                 Director, BNY International
                                                                 Financing Corp. (financial
                                                                 services) (2002 - 2012); Director,
                                                                 Mellon Overseas Investment Corp.
                                                                 (financial services) (2009 -
                                                                 2012); Director, Financial Models
                                                                 (technology) (2005-2007); Director,
                                                                 BNY Hamilton Funds, Ireland
                                                                 (offshore investment companies)
                                                                 (2004-2007); Chairman/Director,
                                                                 AIB/BNY Securities Services, Ltd.,
                                                                 Ireland (financial services)
                                                                 (1999 - 2006); and Chairman, BNY
                                                                 Alternative Investment Services,
                                                                 Inc. (financial services)
                                                                 (2005-2007)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Mid Cap Value VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

NAME, AGE AND POSITION        TERM OF OFFICE AND                                                     OTHER DIRECTORSHIPS
HELD WITH THE TRUST           LENGTH OF SERVICE                  PRINCIPAL OCCUPATION                HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (57)*           Trustee since 2017. Serves until   Director, CEO and President of      None
Trustee, President and Chief  a successor trustee is elected     Amundi Pioneer Asset Management
Executive Officer             or earlier retirement or removal   USA, Inc. (since September 2014);
                                                                 Director, CEO and President of
                                                                 Amundi Pioneer Asset Management,
                                                                 Inc. (since September 2014);
                                                                 Director, CEO and President of
                                                                 Amundi Pioneer Distributor, Inc.
                                                                 (since September 2014); Director,
                                                                 CEO and President of Amundi
                                                                 Pioneer Institutional Asset
                                                                 Management, Inc. (since September
                                                                 2014); Chair, Amundi Pioneer Asset
                                                                 Management USA, Inc., Amundi
                                                                 Pioneer Distributor, Inc. and
                                                                 Amundi Pioneer Institutional Asset
                                                                 Management, Inc. (September
                                                                 2014 - 2018); Managing Director,
                                                                 Morgan Stanley Investment
                                                                 Management (2010 - 2013); Director
                                                                 of Institutional Business, CEO of
                                                                 International, Eaton Vance
                                                                 Management (2005 - 2010); and
                                                                 Director of Amundi USA, Inc.
                                                                 (since 2017)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (61)*       Trustee since 2014. Serves until   Director and Executive Vice         None
Trustee                       a successor trustee is elected     President (since 2008) and Chief
                              or earlier retirement or removal   Investment Officer, U.S. (since
                                                                 2010) of Amundi Pioneer Asset
                                                                 Management USA, Inc.; Director and
                                                                 Executive Vice President and Chief
                                                                 Investment Officer, U.S. of Amundi
                                                                 Pioneer (since 2008); Executive
                                                                 Vice President and Chief
                                                                 Investment Officer, U.S. of Amundi
                                                                 Pioneer Institutional Asset
                                                                 Management, Inc. (since 2009);
                                                                 Portfolio Manager of Amundi
                                                                 Pioneer (since 1999); and Director
                                                                 of Amundi USA, Inc. (since 2017)
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

------------------------------------------------------------------------------------------------------------------------------------
FUND OFFICERS
------------------------------------------------------------------------------------------------------------------------------------

NAME, AGE AND POSITION        TERM OF OFFICE AND                                                     OTHER DIRECTORSHIPS
HELD WITH THE TRUST           LENGTH OF SERVICE                  PRINCIPAL OCCUPATION                HELD BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (55)    Since 2003. Serves at the          Vice President and Associate        None
Secretary and Chief Legal     discretion of the Board            General Counsel of Amundi Pioneer
Officer                                                          since January 2008; Secretary and
                                                                 Chief Legal Officer of all of the
                                                                 Pioneer Funds since June 2010;
                                                                 Assistant Secretary of all of the
                                                                 Pioneer Funds from September 2003
                                                                 to May 2010; and Vice President
                                                                 and Senior Counsel of Amundi
                                                                 Pioneer from July 2002 to
                                                                 December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (58)        Since 2010. Serves at the          Fund Governance Director of Amundi  None
Assistant Secretary           discretion of the Board            Pioneer since December 2006 and
                                                                 Assistant Secretary of all the
                                                                 Pioneer Funds since June 2010;
                                                                 Manager - Fund Governance of
                                                                 Amundi Pioneer from December 2003
                                                                 to November 2006; and Senior
                                                                 Paralegal of Amundi Pioneer from
                                                                 January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Mid Cap Value VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FUND OFFICERS
------------------------------------------------------------------------------------------------------------------------------------

NAME, AGE AND POSITION        TERM OF OFFICE AND                                                     OTHER DIRECTORSHIPS
HELD WITH THE TRUST           LENGTH OF SERVICE                  PRINCIPAL OCCUPATION                HELD BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (57)             Since 2010. Serves at the          Senior Counsel of Amundi Pioneer    None
Assistant Secretary           discretion of the Board            since May 2013 and Assistant
                                                                 Secretary of all the Pioneer Funds
                                                                 since June 2010; and Counsel of
                                                                 Amundi Pioneer from June 2007 to
                                                                 May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (60)          Since 2008. Serves at the          Vice President - Fund Treasury of   None
Treasurer and Chief Financial discretion of the Board            Amundi Pioneer; Treasurer of all
and Accounting Officer                                           of the Pioneer Funds since March
                                                                 2008; Deputy Treasurer of Amundi
                                                                 Pioneer from March 2004 to
                                                                 February 2008; and Assistant
                                                                 Treasurer of all of the Pioneer
                                                                 Funds from March 2004 to
                                                                 February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (54)         Since 2000. Serves at the          Director - Fund Treasury of Amundi  None
Assistant Treasurer           discretion of the Board            Pioneer; and Assistant Treasurer
                                                                 of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (61)            Since 2002. Serves at the          Senior Manager - Fund Treasury of   None
Assistant Treasurer           discretion of the Board            Amundi Pioneer; and Assistant
                                                                 Treasurer of all of the
                                                                 Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
John Malone (48)              Since 2018. Serves at the          Managing Director, Chief            None
Chief Compliance Officer      discretion of the Board            Compliance Officer of Amundi
                                                                 Pioneer Asset Management; Amundi
                                                                 Pioneer Institutional Asset
                                                                 Management, Inc.; and the Pioneer
                                                                 Funds since September 2018; and
                                                                 Chief Compliance Officer of Amundi
                                                                 Pioneer Distributor, Inc. since
                                                                 January 2014.
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (48)          Since 2006. Serves at the          Vice President - Amundi Pioneer     None
Anti-Money Laundering         discretion of the Board            Asset Management; and Anti-Money
Officer                                                          Laundering Officer of all the
                                                                 Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

                    This page was intentionally left blank.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   18647-14-0220

                                                           [LOGO] Amundi Pioneer
                                                                  ==============
                                                                ASSET MANAGEMENT

                                                PIONEER VARIABLE CONTRACTS TRUST

                    Pioneer Equity Income VCT Portfolio -- Class I and II Shares

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio's shareholder reports like this one by mail, unless you specifically request paper copies of the reports from the insurance company that offers your variable annuity or variable life insurance contract or from your financial intermediary. Instead, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a shareholder report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future Portfolio shareholder reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all funds available under your contract with the insurance company.

                                                                   ANNUAL REPORT

                                                               December 31, 2019

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Equity Income VCT Portfolio

  Portfolio and Performance Update                                            2

  Comparing Ongoing Portfolio Expenses                                        3

  Portfolio Management Discussion                                             4

  Schedule of Investments                                                     7

  Financial Statements                                                       10

  Notes to Financial Statements                                              15

  Report of Independent Registered Public Accounting Firm                    19

  Additional Information                                                     20

  Approval of Investment Management Agreement                                21

  Trustees, Officers and Service Providers                                   24

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission's web site at https://www.sec.gov.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/19
--------------------------------------------------------------------------------

Sector Distribution
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 22.7%
Health Care                                                                12.3%
Consumer Discretionary                                                     10.8%
Consumer Staples                                                           10.1%
Industrials                                                                 8.9%
Energy                                                                      7.8%
Information Technology                                                      7.6%
Materials                                                                   7.2%
Utilities                                                                   5.0%
Communication Services                                                      3.9%
Real Estate                                                                 3.7%

5 Largest Holdings
(As a percentage of total investments)*

1.  Bank of America Corp.                                                  2.23%
--------------------------------------------------------------------------------
2.  AstraZeneca Plc (A.D.R.)                                               2.05
--------------------------------------------------------------------------------
3.  Verizon Communications, Inc.                                           1.99
--------------------------------------------------------------------------------
4.  Gorman-Rupp Co.                                                        1.97
--------------------------------------------------------------------------------
5.  Exxon Mobil Corp.                                                      1.85

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/19
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                         12/31/19      12/31/18
   Class I                                         $16.65        $23.41
   Class II                                        $16.92        $23.62

                                    Net
Distributions per Share             Investment    Short-Term       Long-Term
(1/1/19 -- 12/31/19)                Income        Capital Gains    Capital Gains
   Class I                          $0.5609       $   --           $11.0720
   Class II                         $0.5006       $   --           $11.0720

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and Class II shares of Pioneer Equity Income VCT Portfolio at net asset value during the periods shown, compared to that of the Russell 1000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]


            Pioneer         Pioneer
            Equity          Equity
            Income VCT      Income VCT
            Portfolio       Portfolio       Russell 1000
            Class I         Class II        Value Index
12/09       $10,000         $10,000         $10,000
12/10       $11,956         $11,923         $11,551
12/11       $12,677         $12,611         $11,596
12/12       $13,983         $13,868         $13,626
12/13       $18,052         $17,866         $18,058
12/14       $20,411         $20,147         $20,487
12/15       $20,512         $20,191         $19,703
12/16       $24,574         $24,134         $23,120
12/17       $28,372         $27,797         $26,279
12/18       $25,935         $25,358         $24,106
12/19       $32,563         $31,757         $30,505

The Russell 1000 Value Index is an unmanaged index that measures the performance of large-cap U.S. value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2019)

--------------------------------------------------------------------------------
                                                                   Russell 1000
                                        Class I      Class II      Value Index
--------------------------------------------------------------------------------
10 Years                                12.53%       12.25%        11.80%
5 Years                                  9.79%        9.53%         8.29%
1 Year                                  25.56%       25.23%        26.54%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 1-800-688-9915 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.    Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio

Based on actual returns from July 1, 2019 through December 31, 2019.

      Share Class                                              I            II
      --------------------------------------------------------------------------
      Beginning Account Value on 7/1/19                  $1,000.00    $1,000.00
      Ending Account Value on 12/31/19                   $1,098.03    $1,097.07
      Expenses Paid During Period*                           $4.18        $5.50

* Expenses are equal to the Portfolio's annualized expense ratio of 0.79%, 1.04% for Class I and II respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2019 through December 31, 2019.

      Share Class                                              I            II
      --------------------------------------------------------------------------
      Beginning Account Value on 7/1/19                  $1,000.00    $1,000.00
      Ending Account Value on 12/31/19                   $1,021.22    $1,019.96
      Expenses Paid During Period*                           $4.02        $5.30

* Expenses are equal to the Portfolio's annualized expense ratio of 0.79%, 1.04% for Class I and II respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/19
--------------------------------------------------------------------------------

A Word About Risk:

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 1-800-688-9915 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, John A. Carey discusses the market environment for equities and the factors that affected the performance of Pioneer Equity Income VCT Portfolio during the 12-month period ended December 31, 2019. Mr. Carey, Managing Director, Director of Equity Income, U.S., and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), is responsible for the day-to-day management of the Portfolio, along with Walter Hunnewell, Jr., a vice president and a portfolio manager at Amundi Pioneer, and Sammi Truong, a vice president and a portfolio manager at Amundi Pioneer.

Q: How did the Portfolio perform over the 12-month period ended December 31, 2019?

A: Pioneer Equity Income VCT Portfolio's Class I shares returned 25.56% at net asset value during the 12-month period ended December 31, 2019, and Class II shares returned 25.23%, while the Portfolio's benchmark, the Russell 1000 Value Index, returned 26.54%.

Q: How would you describe the market for equities during the 12-month period ended December 31, 2019, particularly for the types of equities deemed appropriate for the Portfolio?

A: Late in calendar year 2018, the stock market took a steep dive. Investors became concerned that what they believed to be excessive interest-rate increases by the Federal Reserve (Fed) would slow the domestic economy, perhaps even drive the economy into recession. After soothing words from the Fed, however, and amidst hopefulness about a potential resolution of trade tensions between the United States and China, the stock market turned around near the end of 2018 and remained relatively strong throughout calendar year 2019. Growth stocks outperformed value stocks, with total returns over the 12-month period of 36.39% for the Russell 1000 Growth Index and 26.54% for the Portfolio's benchmark, the Russell 1000 Value Index (the Russell Index). Declining interest rates over the course of the 12-month period made the dividend yield on the Russell Index attractive, as the current yield on the 10-Year U.S. Treasury fell from 2.7% at the beginning of the period to 1.9% at the end. The dividend yield on the Russell Index also fell during the 12-month period, from about 2.8% to 2.5%, as dividend increases by index-constituent companies did not quite keep up with share-price advances; but the yield on the Russell Index relative to that on the 10-Year Treasury went from being about the same to higher. That, along with signs that the U.S. economy was continuing to grow, if more slowly, supported share prices in the value sector of the market.

Q: Could you please discuss the main factors in the Portfolio's benchmark-relative performance during the 12-month period ended December 31, 2019, and any investments or strategies that significantly helped or detracted from returns?

A: The Portfolio's performance during the 12-month period slightly lagged that of the benchmark Russell Index. Sector-allocation results were neutral to the Portfolio's benchmark-relative performance. With regard to stock selection, likewise, very little stood out in comparison to the Russell Index.

      Individual portfolio positions that were noteworthy positive attributors for the Portfolio versus the benchmark over the 12-month period included KLA (information technology), Reliance Steel & Aluminum (materials), Xilinx (information technology), and Target (consumer discretionary). Meanwhile, positions in Nordstrom (consumer discretionary), Occidental Petroleum (energy),

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

      Cisco Systems (information technology), and Meredith (communication services) were at the top of the negative performance-attributors list versus the benchmark, with Nordstrom having had the largest negative effect on the Portfolio's relative returns.

      In the case of Nordstrom, the department-store company, the stock market registered disappointment that an attempt by the Nordstrom family to take the company private failed. Troubles throughout the "brick-and-mortar" retailing sector also turned investors away from the name. We have retained the Portfolio's shares of Nordstrom because we think that management's initiatives in store re-design and online selling may yet prove worthwhile, and because the shares, at their current price, do not appear to reflect a fair value for the company. Occidental Petroleum's decline during the 12-month period also merits comment. A recent acquisition by the company was very poorly received by investors, due both to the high price that Occidental paid and to the debt-heavy way in which Occidental financed the purchase. With troubled situations like Nordstrom and Occidental, we choose to be patient for a time if we believe that core strengths of the businesses remain intact, but we stay on high alert and will make changes to the Portfolio's positions if we ultimately do not see improvement.

      On the positive side, the Portfolio's holdings in the semiconductor sub-sector within information technology, particularly KLA and Xilinx, performed very well over the 12-month period as the semiconductor industry stayed much more profitable than investors had expected it would at such an advanced stage of the economic cycle.

Q: Could you highlight some of the more notable changes you made to the Portfolio during the 12-month period ended December 31, 2019?

A: In the 12-month period, we added 19 positions to the Portfolio and eliminated 26 positions. A sector in which we did some significant repositioning was health care, where we boosted the Portfolio's investments in health-care equipment and services and reduced the allocations to pharmaceuticals, biotechnology, and life sciences. We judged that the Portfolio had too much exposure to potential controls on drug prices and, at the same time, was underexposed to areas in health care where investor sentiment had become quite negative. Accordingly, we scaled back a number of pharmaceutical positions and added four positions in equipment and services: Becton Dickinson, AmerisourceBergen, Anthem, and Humana. Another active area for the portfolio has been financial services, where JPMorgan Chase and Comerica were new entries in the second half of the 12-month period.

      With respect to other changes, we continued to de-emphasize utilities stocks during the 12-month period, due to the relatively rich prices of stocks in that sector. We closed out a large position in American Electric Power, which had performed well during the time the Portfolio held the shares. Finally, we exited positions in several cyclical companies that appeared vulnerable to slower economic growth, including General Motors (consumer discretionary), International Paper (materials), TOTAL (energy), and Kroger (consumer discretionary).

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/19                             (continued)
--------------------------------------------------------------------------------

Q: Did the Portfolio invest in any derivatives during the 12-month period ended December 31, 2019?

A: No, the Portfolio had no exposure to derivatives during the 12-month period.

Q: The Portfolio typically places emphasis on dividend-paying stocks. How would you describe the environment for dividends during the 12-month period ended December 31, 2019?

A: As we mentioned earlier, dividend yields* on the stocks in the Portfolio's investment universe became more attractive during the 12-month period as interest rates declined. Income-oriented investors were thus more inclined to consider stocks along with or even instead of debt instruments.

      While growth stocks remained the primary focus of many investors, dividend-paying value stocks found good support levels as the 12-month period progressed.

Q: What is your investment outlook as we head into a new calendar and fiscal year for the Portfolio?

A: The headlines we read are surely of concern, as political and economic risks abound. We are cautious on the U.S. stock market. For now, the U.S. economy is still expanding, but corporate earnings must reaccelerate to support the high price-to-earnings multiples at which stocks have been selling. We are watching consumer-confidence numbers and unemployment statistics especially closely. Housing and retail sales are also potential indicators of where the economy may be trending. With uncertainties particularly regarding international trade, companies have exercised restraint in their capital spending.

      As always, we keep the Portfolio substantially fully invested, but we are paying even more attention than usual to financial strength and business resilience. If the economy does get a "second wind" and resumes good growth, we believe the Portfolio is positioned to take part in any subsequent rally, but we do find reassurance currently in the potential contribution to total return from the dividends paid by the companies in the Portfolio.

      Thank you, as ever, for your support.


*     Dividends are not guaranteed.

Please refer to the Schedule of Investments on pages 7 to 9 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/19
--------------------------------------------------------------------------------

Shares                                                              Value
               UNAFFILIATED ISSUERS -- 99.7%
               COMMON STOCKS -- 99.7%
               of Net Assets
               Aerospace & Defense -- 0.6%
   3,432       Raytheon Co.                                  $    754,148
                                                             ------------
               Total Aerospace & Defense                     $    754,148
                                                             ------------
               Air Freight & Logistics -- 0.4%
   7,104       CH Robinson Worldwide, Inc.                   $    555,533
                                                             ------------
               Total Air Freight &
               Logistics                                     $    555,533
                                                             ------------
               Auto Components -- 1.2%
  36,974       BorgWarner, Inc.                              $  1,603,932
                                                             ------------
               Total Auto Components                         $  1,603,932
                                                             ------------
               Banks -- 8.1%
  81,208       Bank of America Corp.                         $  2,860,146
  13,589       Comerica, Inc.                                     975,011
  83,662       Huntington Bancshares, Inc.                      1,261,623
   9,465       M&T Bank Corp.                                   1,606,684
  12,782       PNC Financial Services Group, Inc.               2,040,391
  28,525       Truist Financial Corp.                           1,606,528
                                                             ------------
               Total Banks                                   $ 10,350,383
                                                             ------------
               Beverages -- 0.4%
   3,332       PepsiCo., Inc.                                $    455,384
                                                             ------------
               Total Beverages                               $    455,384
                                                             ------------
               Capital Markets -- 6.4%
  34,984       Bank of New York Mellon Corp.                 $  1,760,745
  27,603       Morgan Stanley                                   1,411,065
  11,907       Northern Trust Corp.                             1,265,000
  19,713       State Street Corp.                               1,559,298
  18,392       T Rowe Price Group, Inc.                         2,240,881
                                                             ------------
               Total Capital Markets                         $  8,236,989
                                                             ------------
               Chemicals -- 2.8%
  12,692       Celanese Corp.                                $  1,562,639
   6,506       Corteva, Inc.                                      192,317
   9,743       Dow, Inc.                                          533,234
   8,948       DuPont de Nemours, Inc.                            574,462
   9,923       HB Fuller Co.                                      511,729
   4,636       Johnson Matthey Plc (A.D.R.)                       372,677
                                                             ------------
               Total Chemicals                               $  3,747,058
                                                             ------------
               Commercial Services &
               Supplies -- 0.9%
   8,878       MSA Safety, Inc.                              $  1,121,824
                                                             ------------
               Total Commercial Services &
               Supplies                                      $  1,121,824
                                                             ------------
               Communications
               Equipment -- 1.1%
  28,656       Cisco Systems, Inc.                           $  1,374,342
                                                             ------------
               Total Communications
               Equipment                                     $  1,374,342
                                                             ------------
               Consumer Finance -- 0.8%
  11,845       Discover Financial Services                   $  1,004,693
                                                             ------------
               Total Consumer Finance                        $  1,004,693
                                                             ------------
               Distributors -- 0.9%
  10,952       Genuine Parts Co.                             $  1,163,431
                                                             ------------
               Total Distributors                            $  1,163,431
                                                             ------------
               Diversified
               Telecommunication
               Services -- 2.4%
  11,490       BCE, Inc.                                     $    532,562
  41,538       Verizon Communications, Inc.                     2,550,433
                                                             ------------
               Total Diversified
               Telecommunication Services                    $  3,082,995
                                                             ------------
               Electric Utilities -- 1.5%
  35,259       Alliant Energy Corp.                          $  1,929,373
                                                             ------------
               Total Electric Utilities                      $  1,929,373
                                                             ------------
               Electrical Equipment -- 0.5%
   8,797       Emerson Electric Co.                          $    670,859
                                                             ------------
               Total Electrical Equipment                    $    670,859
                                                             ------------
               Electronic Equipment,
               Instruments &
               Components -- 0.7%
   9,726       TE Connectivity, Ltd.                         $    932,140
                                                             ------------
               Total Electronic Equipment,
               Instruments & Components                      $    932,140
                                                             ------------
               Equity Real Estate
               Investment Trusts (REIT) -- 3.7%
  11,524       Alexandria Real Estate Equities, Inc.         $  1,862,048
   7,875       Camden Property Trust                              835,537
   3,427       Prologis, Inc.                                     305,483
   3,237       Simon Property Group, Inc.                         482,184
  13,802       SL Green Realty Corp.                            1,268,128
                                                             ------------
               Total Equity Real Estate
               Investment Trusts (REIT)                      $  4,753,380
                                                             ------------
               Financials -- 1.0%
   9,369       JPMorgan Chase & Co.                          $  1,306,038
                                                             ------------
               Total Financials                              $  1,306,038
                                                             ------------
               Food & Staples
               Retailing -- 0.6%
   7,056       Walmart, Inc.                                 $    838,535
                                                             ------------
               Total Food & Staples
               Retailing                                     $    838,535
                                                             ------------
               Food Products -- 8.2%
   7,448       Bunge, Ltd.                                   $    428,632
   1,822       Calavo Growers, Inc.                               165,055
  24,334       General Mills, Inc.                              1,303,329
   5,852       Hershey Co.                                        860,127
   7,919       JM Smucker Co.                                     824,606
   5,565       John B Sanfilippo & Son, Inc.                      507,973
  20,402       Kellogg Co.                                      1,411,002
  14,411       Lamb Weston Holdings, Inc.                       1,239,778
   5,025       McCormick & Co., Inc.                              852,893

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/19                                     (continued)
--------------------------------------------------------------------------------

Shares                                                              Value
               Food Products -- (continued)
  40,793       Mondelez International, Inc.                  $  2,246,879
   6,730       Nestle S.A. (A.D.R.)                               728,590
                                                             ------------
               Total Food Products                           $ 10,568,864
                                                             ------------
               Gas Utilities -- 0.4%
  10,849       National Fuel Gas Co.                         $    504,912
                                                             ------------
               Total Gas Utilities                           $    504,912
                                                             ------------
               Health Care Equipment &
               Supplies -- 3.0%
  22,992       Abbott Laboratories                           $  1,997,085
   2,451       Becton Dickinson and Co.                           666,599
  23,855       Smith & Nephew Plc (A.D.R.)                      1,146,710
                                                             ------------
               Total Health Care Equipment
               & Supplies                                    $  3,810,394
                                                             ------------
               Health Care Providers &
               Services -- 3.1%
   8,884       AmerisourceBergen Corp.                       $    755,318
   2,175       Anthem, Inc.                                       656,915
  11,180       CVS Health Corp.                                   830,562
   2,320       Humana, Inc.                                       850,326
   8,514       Quest Diagnostics, Inc.                            909,210
                                                             ------------
               Total Health Care Providers
               & Services                                    $  4,002,331
                                                             ------------
               Hotels, Restaurants &
               Leisure -- 2.4%
  27,903       Cedar Fair LP                                 $  1,546,942
   3,956       Cracker Barrel Old Country Store, Inc.             608,195
  13,782       InterContinental Hotels Group
               Plc (A.D.R.)                                       946,410
                                                             ------------
               Total Hotels, Restaurants &
               Leisure                                       $  3,101,547
                                                             ------------
               Household Products -- 0.8%
   6,711       Clorox Co.                                    $  1,030,407
                                                             ------------
               Total Household Products                      $  1,030,407
                                                             ------------
               Industrial
               Conglomerates -- 0.9%
   6,905       Honeywell International, Inc.                 $  1,222,185
                                                             ------------
               Total Industrial
               Conglomerates                                 $  1,222,185
                                                             ------------
               Insurance -- 6.3%
  13,482       Chubb, Ltd.                                   $  2,098,608
  13,584       Fidelity National Financial, Inc.                  616,034
   9,921       First American Financial Corp.                     578,593
  24,472       Lincoln National Corp.                           1,444,093
  18,914       Progressive Corp.                                1,369,184
  44,483       Sun Life Financial, Inc.                         2,027,090
                                                             ------------
               Total Insurance                               $  8,133,602
                                                             ------------
               IT Services -- 1.1%
   2,256       Accenture Plc                                 $    475,046
   9,325       Leidos Holdings, Inc.                              912,824
                                                             ------------
               Total IT Services                             $  1,387,870
                                                             ------------
               Leisure Products -- 0.4%
   4,702       Hasbro, Inc.                                  $    496,578
                                                             ------------
               Total Leisure Products                        $    496,578
                                                             ------------
               Machinery -- 4.2%
  67,186       Gorman-Rupp Co.                               $  2,519,475
  21,880       Komatsu, Ltd. (A.D.R.)                             525,995
  21,184       PACCAR, Inc.                                     1,675,654
  11,854       Timken Co.                                         667,499
                                                             ------------
               Total Machinery                               $  5,388,623
                                                             ------------
               Media -- 1.6%
  22,657       Comcast Corp.                                 $  1,018,885
   6,676       Meredith Corp.                                     216,770
  17,309       ViacomCBS, Inc., Class B                           726,459
                                                             ------------
               Total Media                                   $  1,962,114
                                                             ------------
               Metals & Mining -- 4.3%
  13,264       Kaiser Aluminum Corp.                         $  1,470,845
  13,092       Materion Corp.                                     778,319
  24,864       Nucor Corp.                                      1,399,346
  15,550       Reliance Steel & Aluminum Co.                    1,862,268
                                                             ------------
               Total Metals & Mining                         $  5,510,778
                                                             ------------
               Multiline Retail -- 3.1%
  42,672       Nordstrom, Inc.                               $  1,746,565
  17,013       Target Corp.                                     2,181,237
                                                             ------------
               Total Multiline Retail                        $  3,927,802
                                                             ------------
               Multi-Utilities -- 3.1%
  14,064       Ameren Corp.                                  $  1,080,115
  11,477       CMS Energy Corp.                                   721,215
  23,431       WEC Energy Group, Inc.                           2,161,041
                                                             ------------
               Total Multi-Utilities                         $  3,962,371
                                                             ------------
               Oil, Gas & Consumable
               Fuels -- 7.8%
  15,835       Chevron Corp.                                 $  1,908,276
  17,375       ConocoPhillips                                   1,129,896
  33,982       Exxon Mobil Corp.                                2,371,264
  25,860       Occidental Petroleum Corp.                       1,065,690
  18,162       Phillips 66                                      2,023,429
  16,606       Valero Energy Corp.                              1,555,152
                                                             ------------
               Total Oil, Gas & Consumable
               Fuels                                         $ 10,053,707
                                                             ------------
               Pharmaceuticals -- 6.3%
  52,603       AstraZeneca Plc (A.D.R.)                      $  2,622,786
  15,658       Eli Lilly & Co.                                  2,057,931
  22,775       Merck & Co., Inc.                                2,071,386
  21,800       Novo Nordisk AS (A.D.R.)                         1,261,784
                                                             ------------
               Total Pharmaceuticals                         $  8,013,887
                                                             ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

Shares                                                              Value
               Semiconductors &
               Semiconductor Equipment -- 3.7%
   8,767       Analog Devices, Inc.                          $  1,041,870
   4,245       Cabot Microelectronics Corp.                       612,639
   9,896       KLA-Tencor Corp.                                 1,763,170
  10,539       Texas Instruments, Inc.                          1,352,048
                                                             ------------
               Total Semiconductors &
               Semiconductor Equipment                       $  4,769,727
                                                             ------------
               Specialty Retail -- 0.4%
   2,113       Home Depot, Inc.                              $    461,437
                                                             ------------
               Total Specialty Retail                        $    461,437
                                                             ------------
               Technology Hardware,
               Storage & Peripherals -- 1.0%
  60,571       HP, Inc.                                      $  1,244,734
                                                             ------------
               Total Technology Hardware,
               Storage & Peripherals                         $  1,244,734
                                                             ------------
               Textiles, Apparel &
               Luxury Goods -- 2.3%
  13,055       Carter's, Inc.                                $  1,427,434
  16,056       VF Corp.                                         1,600,141
                                                             ------------
               Total Textiles, Apparel &
               Luxury Goods                                  $  3,027,575
                                                             ------------
               Trading Companies &
               Distributors -- 1.3%
  23,679       Fastenal Co.                                  $    874,939
  83,168       Ferguson Plc (A.D.R.)                              761,819
                                                             ------------
               Total Trading Companies &
               Distributors                                  $  1,636,758
                                                             ------------
               TOTAL COMMON STOCKS
               (Cost $94,641,556)                            $128,099,240
                                                             ------------
               TOTAL INVESTMENTS IN
               UNAFFILIATED
               ISSUERS -- 99.7%
               (Cost $94,641,556)                            $128,099,240
                                                             ------------
               OTHER ASSETS AND
               LIABILITIES -- 0.3%                           $    431,322
                                                             ------------
               NET ASSETS -- 100.0%                          $128,530,562
                                                             ============

REIT       Real Estate Investment Trust.

(A.D.R.)   American Depositary Receipts.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2019, aggregated $26,363,054 and $37,952,061, respectively.

The Portfolio is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., (the "Adviser") serves as the Portfolio's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended December 31, 2019, the Portfolio did not engage in cross trade activity.

At December 31, 2019, the net unrealized appreciation on investments based on cost for federal tax purposes of $94,404,802 was as follows:

        Aggregate gross unrealized appreciation for all investments
        in which there is an excess of value over tax cost                $35,798,573
        Aggregate gross unrealized depreciation for all investments
        in which there is an excess of tax cost over value                 (2,104,135)
                                                                          -----------
        Net unrealized appreciation                                       $33,694,438
                                                                          ===========

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments). See Notes to Financial Statements --Note 1A.

The following is a summary of the inputs used as of December 31, 2019, in valuing the Portfolio's investments:

                                 Level 1       Level 2    Level 3        Total
Common Stocks                  $128,099,240     $  --      $  --     $128,099,240
                               ------------     -----      -----     ------------
     Total Investments
       in Securities           $128,099,240     $  --      $  --     $128,099,240
                               ============     =====      =====     ============

During the year ended December 31, 2019, there were no transfers between Levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/19
--------------------------------------------------------------------------------

ASSETS:
   Investments in unaffiliated issuers, at value (cost $94,641,556)             $128,099,240
   Cash                                                                              355,698
   Foreign currencies, at value (cost $6,504)                                          6,389
   Receivables --
      Portfolio shares sold                                                           30,719
      Dividends                                                                      319,667
      Interest                                                                        24,721
   Other assets                                                                        3,424
                                                                                ------------
         Total assets                                                           $128,839,858
                                                                                ------------
LIABILITIES:
   Payables --
      Portfolio shares repurchased                                                   237,058
      Administrative fees                                                              8,710
      Professional fees                                                               39,396
   Due to affiliates                                                                  13,023
   Accrued expenses                                                                   11,109
                                                                                ------------
         Total liabilities                                                      $    309,296
                                                                                ------------
NET ASSETS:
   Paid-in capital                                                              $ 89,867,044
   Distributable earnings                                                         38,663,518
                                                                                ------------
         Net assets                                                             $128,530,562
                                                                                ------------
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
   Class I (based on $89,622,574/5,381,981 shares)                              $      16.65
                                                                                ============
   Class II (based on $38,907,988/2,299,166 shares)                             $      16.92
                                                                                ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED 12/31/19

INVESTMENT INCOME:
   Dividends from unaffiliated issuers (net of foreign taxes withheld $10,317)          $ 3,671,387
   Interest from unaffiliated issuers                                                         6,733
                                                                                        -----------
         Total investment income                                                                          $ 3,678,120
                                                                                                          -----------
EXPENSES:
   Management fees                                                                      $   806,275
   Administrative expense                                                                    78,977
   Transfer agent fees
   Distribution fees
      Class II                                                                               89,528
   Custodian fees                                                                            13,166
   Professional fees                                                                         51,715
   Printing expense                                                                          10,641
   Trustees' fees                                                                             8,200
   Insurance expense                                                                          1,479
   Miscellaneous                                                                              5,361
                                                                                        -----------

      Total expenses                                                                                      $ 1,065,342
                                                                                                          -----------
         Net investment income                                                                            $ 2,612,778
                                                                                                          -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on:
      Investments in unaffiliated issuers                                               $ 5,253,551
      Other assets and liabilities denominated in foreign currencies                         (2,463)      $ 5,251,088
                                                                                        -----------       -----------
   Change in net unrealized appreciation (depreciation) on:
      Investments in unaffiliated issuers                                               $20,165,511
      Other assets and liabilities denominated in foreign currencies                            647       $20,166,158
                                                                                        ------------      -----------
   Net realized and unrealized gain (loss) on investments                                                 $25,417,246
                                                                                                          -----------
   Net increase in net assets resulting from operations                                                   $28,030,024
                                                                                                          ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                  Year Ended         Year Ended
                                                                                                   12/31/19           12/31/18
FROM OPERATIONS:
Net investment income (loss)                                                                     $  2,612,778       $   4,264,956
Net realized gain (loss) on investments                                                             5,251,088          49,802,833
Change in net unrealized appreciation (depreciation) on investments                                20,166,158         (70,946,473)
                                                                                                 ------------       -------------
      Net increase (decrease) in net assets resulting from operations                            $ 28,030,024       $ (16,878,684)
                                                                                                 ------------       -------------
DISTRIBUTIONS TO SHAREOWNERS:
      Class I ($11.63 and $6.90 per share, respectively)                                         $(39,584,740)      $ (21,276,942)
      Class II ($11.57 and $6.83 per share, respectively)                                         (15,785,052)         (8,651,133)
                                                                                                 ------------       -------------
         Total distributions to shareowners                                                      $(55,369,792)      $ (29,928,075)
                                                                                                 ------------       -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares                                                                $  8,799,744       $  12,079,895
Reinvestment of distributions                                                                      55,369,792          29,928,075
Cost of shares repurchased                                                                        (24,080,089)       (232,591,978)
                                                                                                 ------------       -------------
      Net increase (decrease) in net assets resulting from Portfolio share transactions          $ 40,089,447       $(190,584,008)
                                                                                                 ------------       -------------
      Net increase (decrease) in net assets                                                      $ 12,749,679       $(237,390,767)
NET ASSETS:
Beginning of year                                                                                $115,780,883       $ 353,171,650
                                                                                                 ------------       -------------
End of year                                                                                      $128,530,562       $ 115,780,883
                                                                                                 ============       =============

                                                                    Year Ended    Year Ended       Year Ended       Year Ended
                                                                     12/31/19      12/31/19         12/31/18         12/31/18
                                                                      Shares        Amount           Shares           Amount
CLASS I
Shares sold                                                           117,423     $  2,220,426        129,829     $   3,788,657
Reinvestment of distributions                                       2,551,494       39,584,740        812,758        21,276,942
Less shares repurchased                                              (798,898)     (14,700,720)      (668,095)      (19,124,005)
                                                                    ---------     ------------     ----------     -------------
   Net increase                                                     1,870,019     $ 27,104,446        274,492     $   5,941,594
                                                                    =========     ============     ==========     =============
CLASS II
Shares sold                                                           360,486     $  6,579,318        285,861     $   8,291,238
Reinvestment of distributions                                       1,001,956       15,785,052        321,829         8,651,133
Less shares repurchased                                              (484,686)      (9,379,369)    (6,769,449)     (213,467,973)
                                                                    ---------     ------------     ----------     -------------
   Net increase (decrease)                                            877,756     $ 12,985,001     (6,161,759)    $(196,525,602)
                                                                    =========     ============     ==========     =============

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                    Year Ended  Year Ended    Year Ended  Year Ended    Year Ended
                                                                     12/31/19    12/31/18      12/31/17    12/31/16*     12/31/15*
Class I
Net asset value, beginning of period                                 $ 23.41    $ 32.49       $  31.25    $  28.18      $ 29.70
                                                                     -------    -------       --------    --------      -------
Increase (decrease) from investment operations:
   Net investment income (loss) (a)                                  $  0.42    $  0.81       $   0.60    $   0.67      $  0.63
   Net realized and unrealized gain (loss) on investments               4.45      (2.99)          3.91        4.69        (0.47)
                                                                     -------    -------       --------    --------      -------
Net increase (decrease) from investment operations                   $  4.87    $ (2.18)      $   4.51    $   5.36      $  0.16
                                                                     -------    -------       --------    --------      -------
Distributions to shareowners:
   Net investment income                                             $ (0.56)   $ (0.70)      $  (0.55)   $  (0.61)     $ (0.58)
   Net realized gain                                                  (11.07)     (6.20)         (2.72)      (1.68)       (1.10)
                                                                     -------    -------       --------    --------      -------
Total distributions                                                  $(11.63)   $ (6.90)      $  (3.27)   $  (2.29)     $ (1.68)
                                                                     -------    -------       --------    --------      -------
Net increase (decrease) in net asset value                           $ (6.76)   $ (9.08)      $   1.24    $   3.07      $ (1.52)
                                                                     -------    -------       --------    --------      -------
Net asset value, end of period                                       $ 16.65    $ 23.41       $  32.49    $  31.25      $ 28.18
                                                                     =======    =======       ========    ========      =======
Total return (b)                                                       25.56%     (8.59)%(c)     15.46%      19.80%(d)     0.50%(e)
Ratio of net expenses to average net assets                             0.79%      0.79%          0.71%       0.72%        0.72%
Ratio of net investment income (loss) to average net assets             2.18%      2.82%          1.90%       2.31%        2.18%
Portfolio turnover rate                                                   21%        28%            33%         37%          51%
Net assets, end of period (in thousands)                             $89,623    $82,212       $105,198    $131,825      $84,694

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(c) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2018, the total return would have been (8.63)%.

(d) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2016, the total return would have been 19.76%.

(e) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been 0.42%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                 (continued)
--------------------------------------------------------------------------------


                                                                 Year Ended   Year Ended    Year Ended   Year Ended     Year Ended
                                                                  12/31/19     12/31/18      12/31/17     12/31/16*      12/31/15*
Class II
Net asset value, beginning of period                             $ 23.62      $ 32.70       $  31.43     $  28.33       $  29.87
                                                                 -------      -------       --------     --------       --------
Increase (decrease) from investment operations:
   Net investment income (loss) (a)                              $  0.38      $  0.50       $   0.52     $   0.60       $   0.57
   Net realized and unrealized gain (loss) on investments           4.49        (2.75)          3.94         4.72          (0.49)
                                                                 -------      -------       --------     --------       --------
Net increase (decrease) from investment operations               $  4.87      $ (2.25)      $   4.46     $   5.32       $   0.08
                                                                 -------      -------       --------     --------       --------
Distributions to shareowners:
   Net investment income                                         $ (0.50)     $ (0.63)      $  (0.47)    $  (0.54)      $  (0.52)
   Net realized gain                                              (11.07)       (6.20)         (2.72)       (1.68)         (1.10)
                                                                 -------      -------       --------     --------       --------
Total distributions                                              $(11.57)     $ (6.83)      $  (3.19)    $  (2.22)      $  (1.62)
                                                                 -------      -------       --------     --------       --------
Net increase (decrease) in net asset value                       $ (6.70)     $ (9.08)      $   1.27     $   3.10       $  (1.54)
                                                                 -------      -------       --------     --------       --------
Net asset value, end of period                                   $ 16.92      $ 23.62       $  32.70     $  31.43       $  28.33
                                                                 =======      =======       ========     ========       ========
Total return (b)                                                   25.23%       (8.77)%(c)     15.18%       19.53%(d)       0.22%(e)
Ratio of net expenses to average net assets                         1.04%        0.98%          0.97%        0.96%          0.97%
Ratio of net investment income (loss) to average net assets         1.93%        1.61%          1.65%        2.07%          1.95%
Portfolio turnover rate                                               21%          28%            33%          37%            51%
Net assets, end of period (in thousands)                         $38,908      $33,569       $247,973     $230,107       $185,158

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2018, the total return would have been (8.81)%.

(d) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2016, the total return would have been 19.49%.

(e) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been 0.18%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/19
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Equity Income VCT Portfolio (the "Portfolio") is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the "Trust"), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Portfolio are current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Portfolio's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Portfolio's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

      Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/19                               (continued)
--------------------------------------------------------------------------------

      by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices, and such differences could be material.

      At December 31, 2019, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Foreign Currency Translation

      The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.    Federal Income Taxes

      It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2019, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      At December 31, 2019, the Portfolio reclassified $9,540 to increase distributable earnings and $9,540 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

      The tax character of distributions paid during the years ended December 31, 2019 and December 31, 2018, were as follows:

      --------------------------------------------------------------------------
                                                        2019           2018
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                                $ 3,252,078    $ 4,046,690
      Long-term capital gain                          52,117,714     25,881,385
                                                     -----------    -----------
       Total                                         $55,369,792    $29,928,075
                                                     ===========    ===========

      The following shows the components of distributable earnings on a federal income tax basis at December 31, 2019:

      --------------------------------------------------------------------------
                                                                       2019
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed long-term capital gain                          $ 4,112,902
      Undistributed ordinary income                                     872,023
      Net unrealized appreciation                                    33,678,593
                                                                    -----------
       Total                                                        $38,663,518
                                                                    ===========

      The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, the tax basis adjustment on partnerships, REITs and common stocks.

E.    Portfolio Shares and Class Allocations

      The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

      Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      All expenses and fees paid to the Portfolio's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      Dividends and distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.

F.    Risks

      The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Portfolio.

      At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as Brown Brothers Harriman & Co., the Portfolio's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Portfolio's transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Portfolio's service providers or intermediaries have the ability to cause disruptions

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/19                               (continued)
--------------------------------------------------------------------------------

      and impact business operations, potentially resulting in financial losses, interference with the Portfolio's ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

2. Management Agreement

The Adviser manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets up to $1 billion and 0.60% of the portfolio's average daily net assets over $1 billion. For the year ended December 31, 2019, the effective management fee was equivalent to 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $11,684 in management fees, administrative costs and certain other reimbursements payable to the Adviser at December 31, 2019.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio's omnibus relationship contracts.

4. Distribution Plan

The Portfolio has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,339 in distribution fees payable to the Distributor at December 31, 2019.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareholders of Pioneer Equity Income VCT Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Equity Income VCT Portfolio (the "Portfolio") (one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust")), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the "financial statements"). The financial highlights for the periods ended December 31, 2015 and December 31, 2016 were audited by another independent registered public accounting firm whose report, dated February 14, 2017, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Equity Income VCT Portfolio (one of the portfolios constituting Pioneer Variable Contracts Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Portfolio's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the auditor of one or more Amundi Pioneer investment companies since 2017.

Boston, Massachusetts
February 14, 2020

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

For the year ended December 31, 2019, certain dividends paid by the Portfolio may be subject to a maximum tax rate of 20%. The Portfolio intends to designate up to the maximum amount of such dividends allowable, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2019 Form 1099-DIV.

The qualifying percentage of the Portfolio's ordinary income dividends for the purpose of the corporate dividends received deduction was 100%.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT
--------------------------------------------------------------------------------

Amundi Pioneer Asset Management, Inc. ("APAM") serves as the investment adviser to Pioneer Equity Income VCT Portfolio (the "Portfolio") pursuant to an investment management agreement between APAM and the Portfolio. In order for APAM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment management agreement for the Portfolio.

The contract review process began in January 2019 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2019, July 2019 and September 2019. In addition, the Trustees reviewed and discussed the Portfolio's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings, in connection with the review of the Portfolio's investment management agreement.

In March 2019, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Portfolio, as well as the level of investment by the Portfolio's portfolio managers in the Portfolio. In July 2019, the Trustees, among other things, reviewed the Portfolio's management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("APIAM" and, together with APAM, "Amundi Pioneer"), as compared to that of APAM's fund management business, and considered the differences between the fees and expenses of the Portfolio and the fees and expenses of APAM's and APIAM's institutional accounts, as well as the different services provided by APAM to the Portfolio and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees' request, in September 2019.

At a meeting held on September 17, 2019, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees also reviewed APAM's investment approach for the Portfolio and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. They considered the non-investment resources and personnel of APAM that are involved in APAM's services to the Portfolio, including APAM's compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM's senior management to the Pioneer Fund complex.

The Trustees considered that APAM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Portfolio were satisfactory and consistent with the terms of the investment management agreement.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT                          (continued)
--------------------------------------------------------------------------------

Performance of the Portfolio

In considering the Portfolio's performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Portfolio's performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Portfolio's benchmark index. They also discuss the Portfolio's performance with APAM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Portfolio's shareowners. The Trustees noted that they separately review and consider the impact of the Portfolio's transfer agency and Portfolio- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Portfolio's expense ratio.

The Trustees considered that the Portfolio's management fee for the most recent fiscal year was in the fourth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Portfolio's Class I shares for the most recent fiscal year was in the fourth quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM's costs in providing services to the Portfolio and APAM's and APIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM's and APIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment management agreement with the Portfolio, APAM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the entrepreneurial risks associated with APAM's management of the Portfolio.

The Trustees concluded that the management fee payable by the Portfolio to APAM was reasonable in relation to the nature and quality of the services provided by APAM.

Profitability

The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Portfolio, including the methodology used by APAM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered APAM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM's profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM's profitability with respect to the management of the Portfolio was not unreasonable.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

Economies of Scale

The Trustees considered APAM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Portfolio and Portfolio shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM's commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Other Benefits

The Trustees considered the other benefits that APAM enjoys from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid or to be paid by the Portfolio, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Portfolio and to APAM and its affiliates from the use of "soft" commission dollars generated by the Portfolio to pay for research and brokerage services.

The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi's worldwide asset management business manages over $1.6 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM's relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM's relationships with the Portfolio, including Amundi's ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi's enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Portfolio receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Portfolio, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Portfolio were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

Pioneer Equity Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Trustees and Officers
The Portfolio's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Portfolios within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Portfolios is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Portfolio includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-688-9915.

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

NAME, AGE AND POSITION        TERM OF OFFICE AND                                                     OTHER DIRECTORSHIPS
HELD WITH THE TRUST           LENGTH OF SERVICE                  PRINCIPAL OCCUPATION                HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (68)          Trustee since 2006. Serves until   Private investor (2004 - 2008 and   Director, Broadridge Financial
Chairman of the Board         a successor trustee is elected     2013 - present); Chairman (2008 -   Solutions, Inc. (investor
and Trustee                   or earlier retirement or removal.  2013) and Chief Executive Officer   communications and securities
                                                                 (2008 - 2012), Quadriserv, Inc.     processing provider for
                                                                 (technology products for            financial services industry)
                                                                 securities lending industry); and   (2009 - present); Director,
                                                                 Senior Executive Vice President,    Quadriserv, Inc. (2005 -
                                                                 The Bank of New York (financial     2013); and Commissioner, New
                                                                 and securities services)            Jersey State Civil Service
                                                                 (1986 - 2004)                       Commission (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
John E. Baumgardner, Jr. (68) Trustee since 2019. Serves until   Of Counsel (2019 - present),        Chairman, The Lakeville
Trustee                       a successor trustee is elected     Partner (1983-2018), Sullivan &     Journal Company, LLC,
                              or earlier retirement or removal.  Cromwell LLP (law firm).            (privately-held community
                                                                                                     newspaper group)
                                                                                                     (2015 - present)
------------------------------------------------------------------------------------------------------------------------------------
Diane Durnin (62)             Trustee since 2019. Serves until   Managing Director - Head of         None
Trustee                       a successor trustee is elected     Product Strategy and Development,
                              or earlier retirement or removal.  BNY Mellon Investment Management
                                                                 (2012-2018); Vice Chairman - The
                                                                 Dreyfus Corporation (2005 - 2018):
                                                                 Executive Vice President Head of
                                                                 Product, BNY Mellon Investment
                                                                 Management (2007-2012); Executive
                                                                 Director- Product Strategy, Mellon
                                                                 Asset Management (2005-2007);
                                                                 Executive Vice President Head of
                                                                 Products, Marketing and Client
                                                                 Service, Dreyfus Corporation
                                                                 (2000-2005); and Senior Vice
                                                                 President Strategic Product and
                                                                 Business Development, Dreyfus
                                                                 Corporation (1994-2000)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Equity Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

NAME, AGE AND POSITION        TERM OF OFFICE AND                                                     OTHER DIRECTORSHIPS
HELD WITH THE TRUST           LENGTH OF SERVICE                  PRINCIPAL OCCUPATION                HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (75)     Trustee since 2008. Serves until   William Joseph Maier Professor of   Trustee, Mellon
Trustee                       a successor trustee is elected     Political Economy, Harvard          Institutional Funds
                              or earlier retirement or removal.  University (1972 - present)         Investment Trust and
                                                                                                     Mellon Institutional Funds
                                                                                                     Master Portfolio (oversaw
                                                                                                     17 portfolios in fund
                                                                                                     complex) (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)      Trustee since 2017. (Advisory      Chief Investment Officer, 1199      None
Trustee                       Trustee from 2014 - 2017).         SEIU Funds (healthcare workers
                              Serves until a successor trustee   union pension funds) (2001 -
                              is elected or earlier retirement   present); Vice President -
                              or removal.                        International Investments Group,
                                                                 American International Group, Inc.
                                                                 (insurance company) (1993 - 2001);
                                                                 Vice President - Corporate Finance
                                                                 and Treasury Group, Citibank, N.A.
                                                                 (1980 - 1986 and 1990 - 1993);
                                                                 Vice President - Asset/Liability
                                                                 Management Group, Federal Farm
                                                                 Funding Corporation
                                                                 (government-sponsored issuer of
                                                                 debt securities) (1988 - 1990);
                                                                 Mortgage Strategies Group,
                                                                 Shearson Lehman Hutton, Inc.
                                                                 (investment bank) (1987 - 1988);
                                                                 and Mortgage Strategies Group,
                                                                 Drexel Burnham Lambert, Ltd.
                                                                 (investment bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (71)      Trustee since 1995. Serves until   President and Chief Executive       Director of New America
Trustee                       a successor trustee is elected     Officer, Metric Financial Inc.      High Income Fund, Inc.
                              or earlier retirement or removal.  (formerly known as Newbury Piret    (closed-end investment
                                                                 Company) (investment banking firm)  company) (2004 - present);
                                                                 (1981 - present)                    and Member, Board of
                                                                                                     Governors, Investment
                                                                                                     Company Institute
                                                                                                     (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (72)        Trustee since 2014. Serves until   Consultant (investment company      None
Trustee                       a successor trustee is elected     services) (2012 - present);
                              or earlier retirement or removal.  Executive Vice President, BNY
                                                                 Mellon (financial and investment
                                                                 company services) (1969 - 2012);
                                                                 Director, BNY International
                                                                 Financing Corp. (financial
                                                                 services) (2002 - 2012); Director,
                                                                 Mellon Overseas Investment Corp.
                                                                 (financial services) (2009 -
                                                                 2012); Director, Financial Models
                                                                 (technology) (2005-2007); Director,
                                                                 BNY Hamilton Funds, Ireland
                                                                 (offshore investment companies)
                                                                 (2004-2007); Chairman/Director,
                                                                 AIB/BNY Securities Services, Ltd.,
                                                                 Ireland (financial services)
                                                                 (1999 - 2006); and Chairman, BNY
                                                                 Alternative Investment Services,
                                                                 Inc. (financial services)
                                                                 (2005-2007)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Equity Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

NAME, AGE AND POSITION        TERM OF OFFICE AND                                                     OTHER DIRECTORSHIPS
HELD WITH THE TRUST           LENGTH OF SERVICE                  PRINCIPAL OCCUPATION                HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (57)*           Trustee since 2017. Serves until   Director, CEO and President of      None
Trustee, President and Chief  a successor trustee is elected     Amundi Pioneer Asset Management
Executive Officer             or earlier retirement or removal   USA, Inc. (since September 2014);
                                                                 Director, CEO and President of
                                                                 Amundi Pioneer Asset Management,
                                                                 Inc. (since September 2014);
                                                                 Director, CEO and President of
                                                                 Amundi Pioneer Distributor, Inc.
                                                                 (since September 2014); Director,
                                                                 CEO and President of Amundi
                                                                 Pioneer Institutional Asset
                                                                 Management, Inc. (since September
                                                                 2014); Chair, Amundi Pioneer Asset
                                                                 Management USA, Inc., Amundi
                                                                 Pioneer Distributor, Inc. and
                                                                 Amundi Pioneer Institutional Asset
                                                                 Management, Inc. (September
                                                                 2014 - 2018); Managing Director,
                                                                 Morgan Stanley Investment
                                                                 Management (2010 - 2013); Director
                                                                 of Institutional Business, CEO of
                                                                 International, Eaton Vance
                                                                 Management (2005 - 2010); and
                                                                 Director of Amundi USA, Inc.
                                                                 (since 2017)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (61)*       Trustee since 2014. Serves until   Director and Executive Vice         None
Trustee                       a successor trustee is elected     President (since 2008) and Chief
                              or earlier retirement or removal   Investment Officer, U.S. (since
                                                                 2010) of Amundi Pioneer Asset
                                                                 Management USA, Inc.; Director and
                                                                 Executive Vice President and Chief
                                                                 Investment Officer, U.S. of Amundi
                                                                 Pioneer (since 2008); Executive
                                                                 Vice President and Chief
                                                                 Investment Officer, U.S. of Amundi
                                                                 Pioneer Institutional Asset
                                                                 Management, Inc. (since 2009);
                                                                 Portfolio Manager of Amundi
                                                                 Pioneer (since 1999); and Director
                                                                 of Amundi USA, Inc. (since 2017)
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

------------------------------------------------------------------------------------------------------------------------------------
FUND OFFICERS
------------------------------------------------------------------------------------------------------------------------------------

NAME, AGE AND POSITION        TERM OF OFFICE AND                                                     OTHER DIRECTORSHIPS
HELD WITH THE TRUST           LENGTH OF SERVICE                  PRINCIPAL OCCUPATION                HELD BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (55)    Since 2003. Serves at the          Vice President and Associate        None
Secretary and Chief Legal     discretion of the Board            General Counsel of Amundi Pioneer
Officer                                                          since January 2008; Secretary and
                                                                 Chief Legal Officer of all of the
                                                                 Pioneer Funds since June 2010;
                                                                 Assistant Secretary of all of the
                                                                 Pioneer Funds from September 2003
                                                                 to May 2010; and Vice President
                                                                 and Senior Counsel of Amundi
                                                                 Pioneer from July 2002 to
                                                                 December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (58)        Since 2010. Serves at the          Fund Governance Director of Amundi  None
Assistant Secretary           discretion of the Board            Pioneer since December 2006 and
                                                                 Assistant Secretary of all the
                                                                 Pioneer Funds since June 2010;
                                                                 Manager - Fund Governance of
                                                                 Amundi Pioneer from December 2003
                                                                 to November 2006; and Senior
                                                                 Paralegal of Amundi Pioneer from
                                                                 January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Equity Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FUND OFFICERS
------------------------------------------------------------------------------------------------------------------------------------

NAME, AGE AND POSITION        TERM OF OFFICE AND                                                     OTHER DIRECTORSHIPS
HELD WITH THE TRUST           LENGTH OF SERVICE                  PRINCIPAL OCCUPATION                HELD BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (57)             Since 2010. Serves at the          Senior Counsel of Amundi Pioneer    None
Assistant Secretary           discretion of the Board            since May 2013 and Assistant
                                                                 Secretary of all the Pioneer Funds
                                                                 since June 2010; and Counsel of
                                                                 Amundi Pioneer from June 2007 to
                                                                 May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (60)          Since 2008. Serves at the          Vice President - Fund Treasury of   None
Treasurer and Chief Financial discretion of the Board            Amundi Pioneer; Treasurer of all
and Accounting Officer                                           of the Pioneer Funds since March
                                                                 2008; Deputy Treasurer of Amundi
                                                                 Pioneer from March 2004 to
                                                                 February 2008; and Assistant
                                                                 Treasurer of all of the Pioneer
                                                                 Funds from March 2004 to
                                                                 February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (54)         Since 2000. Serves at the          Director - Fund Treasury of Amundi  None
Assistant Treasurer           discretion of the Board            Pioneer; and Assistant Treasurer
                                                                 of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (61)            Since 2002. Serves at the          Senior Manager - Fund Treasury of   None
Assistant Treasurer           discretion of the Board            Amundi Pioneer; and Assistant
                                                                 Treasurer of all of the
                                                                 Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
John Malone (48)              Since 2018. Serves at the          Managing Director, Chief            None
Chief Compliance Officer      discretion of the Board            Compliance Officer of Amundi
                                                                 Pioneer Asset Management; Amundi
                                                                 Pioneer Institutional Asset
                                                                 Management, Inc.; and the Pioneer
                                                                 Funds since September 2018; and
                                                                 Chief Compliance Officer of Amundi
                                                                 Pioneer Distributor, Inc. since
                                                                 January 2014.
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (48)          Since 2006. Serves at the          Vice President - Amundi Pioneer     None
Anti-Money Laundering         discretion of the Board            Asset Management; and Anti-Money
Officer                                                          Laundering Officer of all the
                                                                 Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

                    This page was intentionally left blank.

                    This page was intentionally left blank.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   18648-14-0220

                                                           [LOGO] Amundi Pioneer
                                                                  ==============
                                                                ASSET MANAGEMENT

                                                PIONEER VARIABLE CONTRACTS TRUST

                             Pioneer Fund VCT Portfolio -- Class I and II Shares

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio's shareholder reports like this one by mail, unless you specifically request paper copies of the reports from the insurance company that offers your variable annuity or variable life insurance contract or from your financial intermediary. Instead, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a shareholder report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future Portfolio shareholder reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all funds available under your contract with the insurance company.

                                                                   ANNUAL REPORT

                                                               December 31, 2019

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Fund VCT Portfolio

  Portfolio and Performance Update                                            2

  Comparing Ongoing Portfolio Expenses                                        3

  Portfolio Management Discussion                                             4

  Schedule of Investments                                                     8

  Financial Statements                                                       10

  Notes to Financial Statements                                              15

  Report of Independent Registered Public Accounting Firm                    19

  Additional Information                                                     20

  Approval of Investment Management Agreement                                21

  Trustees, Officers and Service Providers                                   24

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission's web site at https://www.sec.gov.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/19
--------------------------------------------------------------------------------

Sector Distribution
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Health Care                                                                18.3%
Communication Services                                                     17.9%
Information Technology                                                     17.5%
Financials                                                                 12.9%
Consumer Discretionary                                                      9.5%
Industrials                                                                 8.5%
Consumer Staples                                                            8.1%
Materials                                                                   3.0%
Energy                                                                      2.7%
Real Estate                                                                 1.6%

5 Largest Holdings
(As a percentage of total investments)*

1.  Apple, Inc.                                                            5.27%
--------------------------------------------------------------------------------
2.  Alphabet, Inc.                                                         5.03
--------------------------------------------------------------------------------
3.  Microsoft Corp.                                                        4.97
--------------------------------------------------------------------------------
4.  JPMorgan Chase & Co.                                                   4.92
--------------------------------------------------------------------------------
5.  Elanco Animal Health, Inc.                                             4.06

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/19
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                        12/31/19            12/31/18
   Class I                                        $14.95              $13.52
   Class II                                       $15.06              $13.60

                                  Net
Distributions per Share           Investment     Short-Term        Long-Term
(1/1/19 -- 12/31/19)              Income         Capital Gains     Capital Gains
   Class I                        $0.1484        $0.1379           $2.2672
   Class II                       $0.1094        $0.1379           $2.2672

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and Class II shares of Pioneer Fund VCT Portfolio at net asset value during the periods shown, compared to that of the Standard & Poor's 500 Index (the S&P
500). Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

               Pioneer Fund      Pioneer Fund
               VCT               VCT
               Portfolio         Portfolio         S&P 500
               Class I           Class II          Index
12/09          $10,000           $10,000           $10,000
12/10          $11,603           $11,572           $11,506
12/11          $11,103           $11,046           $11,749
12/12          $12,240           $12,145           $13,630
12/13          $16,315           $16,151           $18,044
12/14          $18,114           $17,892           $20,514
12/15          $18,103           $17,825           $20,798
12/16          $19,880           $19,539           $23,285
12/17          $24,198           $23,712           $28,369
12/18          $23,833           $23,300           $27,125
12/19          $31,300           $30,530           $35,666

The Standard & Poor's 500 Index (the S&P 500) is an unmanaged, commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2019)

                             Class I          Class II           S&P 500 Index
10 Years                      12.09%           11.81%                   13.56%
5 Years                       11.56%           11.28%                   11.70%
1 Year                        31.33%           31.03%                   31.49%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 1-800-688-9915 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.    Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio

Based on actual returns from July 1, 2019 through December 31, 2019.

      Share Class                                      I                  II
      --------------------------------------------------------------------------
      Beginning Account Value on 7/1/19            $1,000.00          $1,000.00
      Ending Account Value on 12/31/19             $1,103.52          $1,102.11
      Expenses Paid During Period*                     $4.35              $5.67

* Expenses are equal to the Portfolio's annualized expense ratio of 0.82% and 1.07% for Class I and Class II shares respectively, multiplied by the average account value average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2019 through December 31, 2019.

      Share Class                                      I                  II
      --------------------------------------------------------------------------
      Beginning Account Value on 7/1/19            $1,000.00          $1,000.00
      Ending Account Value on 12/31/19             $1,021.07          $1,019.81
      Expenses Paid During Period*                     $4.18              $5.45

* Expenses are equal to the Portfolio's annualized expense ratio of 0.82% and 1.07% for Class I and Class II shares respectively, multiplied by the average account value average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/19
--------------------------------------------------------------------------------

A Word About Risk:

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The Portfolio generally excludes corporate issuers that do not meet or exceed minimum ESG standards. Excluding specific issuers limits the universe of investments available to the Portfolio, which may mean forgoing some investment opportunities available to portfolios without similar ESG standards.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 1-800-688-9915 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following discussion, Jeff Kripke discusses the market environment during the 12-month period ended December 31, 2019, and Pioneer Fund VCT Portfolio's performance during the period. Mr. Kripke, a senior vice president and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), is responsible for the day-to-day management of the Portfolio, along with John Carey, Managing Director, Director of Equity Income, U.S., and a portfolio manager at Amundi Pioneer, Craig Sterling*, Managing Director, Director of Core Equity and Director of Equity Research, U.S., and a portfolio manager at Amundi Pioneer, and James Yu*, a vice president and associate portfolio manager at Amundi Pioneer.

Q: How did the Portfolio perform over the 12-month period ended December 31, 2019?

A: Pioneer Fund VCT Portfolio's Class I shares returned 31.33% at net asset value during the 12-month period ended December 31, 2019, and Class II shares returned 31.03%, while the Portfolio's benchmark, the Standard & Poor's 500 Index (the S&P 500), returned 31.49%.

Q: How would you describe the market environment for equities during the 12-month period ended December 31, 2019?

A: After a sharp correction in December 2018, just prior to the beginning of the period, domestic stocks rose steadily over the following 12 months, with only three brief setbacks in May, August, and October of 2019. Each period of market weakness -- usually in response to news signaling a lack of progress in U.S./China trade discussions and/or reports of weaker global manufacturing activity -- was soon followed by a full recovery. For the full 12-month period, U.S. stocks, as measured by the Portfolio's benchmark, the S&P 500, returned 31.49%.

      U.S. economic growth slowed along with decelerating global economies during the 12-month period, while trade tensions between the U.S. and China ebbed and flowed, but remained a constant cause of investor concern and had a dampening effect on business confidence. The U.S. Federal Reserve (Fed) responded to the weakening economic picture by cutting interest rates three times between July and October of 2019. Meanwhile, towards the end of the 12-month period, the U.S. and China agreed in principle on a "phase-one" trade deal.

      "Easy" money conditions played a major role in propelling equity markets higher during the 12-month period. Not only did the Fed cut rates three times, but it also ended its balance-sheet reduction program earlier than planned. It then began to swell its balance sheet once again, thus pumping more liquidity into the economy to ease stress in the overnight lending market. Another positive factor during the 12-month period was a resilient U.S. labor market and the continued strength in domestic consumer spending. Those positives contrasted with generally weak manufacturing data in both the U.S. and globally throughout most of the 12-month period.

* Mr. Sterling and Mr. Yu became portfolio managers on the Portfolio effective July 31, 2019.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

      During the 12-month period, stocks of better-quality companies with higher dividends** performed well given the Fed's policy shift from tightening to easing. Within the S&P 500, all sectors turned in positive performance, with information technology, up by more than 50%, easily the best performer. Energy, up by more than 11% but still well behind the returns of other sectors, was by far the worst-performing benchmark sector, as oil and other energy prices struggled for much of the 12-month period. Other strong sectors during the period were communication services and financials, each returning more than 32% for the 12-month period.

Q: Which of your investment decisions either contributed positively to, or detracted from, the Portfolio's benchmark-relative performance during the 12-month period ended December 31, 2019?

A: The Portfolio's return versus the S&P 500 was essentially flat over the 12-month period, but slightly trailed the benchmark's return.

      Asset allocation detracted from the Portfolio's benchmark-relative performance during the 12-month period, with an underweight to information technology, the S&P 500's strongest sector, having the biggest negative effect on relative returns. Conversely, an underweight to energy benefited the Portfolio's benchmark-relative performance, as the sector turned in the weakest results over the 12-month period.

      We had underweighted the Portfolio to information technology (IT) in part due to high valuations in the sector, and because we had concerns that the global economic slowdown would affect demand for chips and other IT products. The demand concerns turned out to be valid, but the market overlooked those issues and instead bid up IT stock prices, as investors embraced the hopes created by the impending U.S./China trade deal as well as the efforts of global central banks, including the Fed, to ease monetary policy. With regard to energy, we underweighted the Portfolio to the sector as we had concerns about low energy prices, which were a problem throughout most of the 12-month period.

      Among individual investments, the top detractors from the Portfolio's benchmark-relative performance over the 12-month period were positions in Elanco Animal Health, International Flavors and Fragrances, and Royal Dutch Shell.

      Shares of Elanco Animal Health came under pressure during the 12-month period as the market reacted negatively to the company's announcement that it was acquiring Bayer AG's animal health division. (Bayer is not a Portfolio holding). Elanco recently completed plans to fund the acquisition, which is expected to close in mid-2020, and so we retained the Portfolio's position. Another victim of investor jitters over an acquisition announcement during the 12-month period was International Flavors and Fragrances (IFF), which announced plans to acquire DuPont's nutrition & biosciences unit. (DuPont is

**    Dividends are not guaranteed.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/19                             (continued)
--------------------------------------------------------------------------------

      not a Portfolio holding). Despite the setback, we have retained the Portfolio's shares of IFF. Royal Dutch Shell struggled during the 12-month period along with much of the energy sector due to the general weakness in energy prices. We exited the position before period-end.

      On the positive side, the Portfolio's benchmark-relative returns benefited from holding shares of Facebook, Lam Research, and AT&T during the 12-month period.

      The Portfolio's position in Facebook aided benchmark-relative performance during the 12-month period as the company reported stronger-than-expected results. Facebook's social-media platforms actually gained users instead of losing them, as the market had previously anticipated. The valuation discrepancy in Facebook's stock price also contracted, making it a more attractive investment from a value perspective. Our investment thesis on the stock is that the company has a sustainable competitive advantage in its social-media platforms, including Instagram, and the potential to benefit from continued growth in those platforms. In addition, new ventures such as "Libra," a cryptocurrency the company plans to launch in 2020, may provide Facebook with an additional source of advertising revenue. Shares of semiconductor firm Lam Research also contributed positively to the Portfolio's benchmark-relative results during the 12-month period. Lam Research is a leading operator in a consolidated, more rational, and less volatile industry. With 30% of the company's revenues now coming from parts and service, Lam Research appears better able to weather a downturn versus prior cycles. The stock rallied in the latter months of the period after an early-2019 slump driven by embedded, and what we believed were extreme investor fears regarding the NAND (flash memory) cycle. Finally, benchmark-relative returns benefited from the Portfolio's position in AT&T. The company rebounded strongly from earlier deficits during the 12-month period, while finally closing its long-pending deal to acquire Time Warner. Market participants were encouraged by the company's debt-reduction and cost-saving efforts, as well as its dividend-growth and share-buyback initiative. In addition, AT&T's prospects in the 5G and other new technology areas has generated optimism among investors.

Q: Could you discuss the Portfolio's commitment to environmental, social, and governance (ESG) investing?

A: ESG refers to the three central factors in measuring the sustainability and ethical impact of an investment in a company or business. We have historically followed an ESG-friendly approach when building the Portfolio. We use specific screening criteria to exclude investments from the Portfolio in companies that fail to meet certain ESG standards across all industries. Per the prospectus, the Portfolio will not invest in companies significantly involved in certain business activities, which include, but are not limited to: the operation of coal mines, the production of alcohol, tobacco products, and certain controversial military weapons, and gambling casinos and other gaming businesses. In addition, we view the "governance" aspect of ESG as critically important, as

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/19                             (continued)
--------------------------------------------------------------------------------

      we believe companies that take steps to better manage risk exposure than their competitors can help reduce volatility and lead to solid performance during more difficult periods for both the economy and the markets.

Q: Did the Portfolio have any exposure to derivatives during the 12-month period ended December 31, 2019?

A:    No, the Portfolio had no exposure to derivatives during the period.

Q: What is your outlook for equities as the Portfolio enters a new fiscal year, and how would you characterize the Portfolio's current positioning?

A: The U.S. economy slowed modestly over the last 12 months from the pace it had exhibited in the prior year. That said, central banks around the globe have stepped in to provide substantial liquidity, and we believe the prospect of continued global central-bank support should be a positive for the economy and for U.S. equities going forward, as valuations are not overstretched, in our view. Additionally, a potential "phase-one" trade truce between the U.S. and China may begin to mend business confidence and could result in a bottoming of manufacturing activity in the U.S. and other regions.

      Among the key risks to this outlook are geopolitical concerns, such as the recently inflamed tensions between the U.S. and Iran, and November's U.S. Presidential election, which is likely to feature candidates with significantly contrasting views on economic policy.

      We have confidence in the Portfolio's current positioning. We have continued to pursue our major investment theme of purchasing shares of what we believe are high-quality, financially strong, market-leading companies that have been benefiting from their investments in future technologies such as the cloud, the "internet of things," artificial intelligence, G5, and machine learning, and that have sustainable competitive advantages. We feel those companies are on the leading edge of major technology trends and improvements that will drive revenues and reduce costs, which may result in faster growth rates and higher corporate profits.

      In managing the Portfolio, we are always striving to produce a solid risk-adjusted total return, with a strict risk-management discipline. As noted earlier, our ESG investment philosophy is a major part of that approach, as companies that meet our ESG criteria tend to place an emphasis on risk management, and thus could be less likely to experience a significant crisis.

Please refer to the Schedule of Investments on pages 8 to 9 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/19
--------------------------------------------------------------------------------

Shares                                                          Value
                UNAFFILIATED ISSUERS -- 99.5%
                COMMON STOCKS -- 99.5%
                of Net Assets
                Air Freight & Logistics -- 4.0%
   6,861        FedEx Corp.                              $  1,037,452
  29,976        United Parcel Service, Inc., Class B        3,508,991
                                                         ------------
                Total Air Freight &
                Logistics                                $  4,546,443
                                                         ------------
                Automobiles -- 0.9%
  26,058        Harley-Davidson, Inc.                    $    969,097
                                                         ------------
                Total Automobiles                        $    969,097
                                                         ------------
                Banks -- 7.9%
  39,843        JPMorgan Chase & Co.                     $  5,554,114
  62,531        Wells Fargo & Co.                           3,364,168
                                                         ------------
                Total Banks                              $  8,918,282
                                                         ------------
                Beverages -- 1.2%
   9,936        PepsiCo., Inc.                           $  1,357,953
                                                         ------------
                Total Beverages                          $  1,357,953
                                                         ------------
                Biotechnology -- 1.3%
4,822(a)        Biogen, Inc.                             $  1,430,832
                                                         ------------
                Total Biotechnology                      $  1,430,832
                                                         ------------
                Capital Markets -- 2.4%
     731        BlackRock, Inc.                          $    367,474
  12,002        CME Group, Inc.                             2,409,041
                                                         ------------
                Total Capital Markets                    $  2,776,515
                                                         ------------
                Chemicals -- 3.0%
  26,324        International Flavors &
                Fragrances, Inc.                         $  3,396,323
                                                         ------------
                Total Chemicals                          $  3,396,323
                                                         ------------
                Communications
                Equipment -- 0.7%
  17,568        Cisco Systems, Inc.                      $    842,561
                                                         ------------
                Total Communications
                Equipment                                $    842,561
                                                         ------------
                Consumer Discretionary -- 1.6%
  18,320        NIKE, Inc., Class B                      $  1,855,999
                                                         ------------
                Total Consumer Discretionary             $  1,855,999
                                                         ------------
                Diversified Financial
                Services -- 2.0%
9,977(a)        Berkshire Hathaway, Inc., Class B $         2,259,791
                                                         ------------
                Total Diversified Financial
                Services                                 $  2,259,791
                                                         ------------
                Diversified Telecommunication
                Services -- 7.0%
  86,261        AT&T, Inc.                               $  3,371,080
  73,955        Verizon Communications, Inc.                4,540,837
                                                         ------------
                Total Diversified
                Telecommunication Services               $  7,911,917
                                                         ------------
                Energy Equipment &
                Services -- 2.1%
 60,012         Schlumberger, Ltd.                       $  2,412,482
                                                         ------------
                Total Energy Equipment &
                Services                                 $  2,412,482
                                                         ------------
                Entertainment -- 2.8%
 21,828         Walt Disney Co.                          $  3,156,984
                                                         ------------
                Total Entertainment                      $  3,156,984
                                                         ------------
                Equity Real Estate
                Investment Trusts (REIT) -- 1.6%
     168        Crown Castle International Corp.         $     23,881
   5,935        Essex Property Trust, Inc.                  1,785,604
                                                         ------------
                Total Equity Real Estate
                Investment Trusts (REIT)                 $  1,809,485
                                                         ------------
                Food & Staples
                Retailing -- 6.0%
   9,999        Costco Wholesale Corp.                   $  2,938,906
  32,748        Walmart, Inc.                               3,891,772
                                                         ------------
                Total Food & Staples
                Retailing                                $  6,830,678
                                                         ------------
                Food Products -- 0.9%
     126        Chocoladefabriken Lindt &
                Spruengli AG                             $    978,849
                                                         ------------
                Total Food Products                      $    978,849
                                                         ------------
                Health Care -- 2.0%
  15,129        Johnson & Johnson                        $  2,206,867
                                                         ------------
                Total Health Care                        $  2,206,867
                                                         ------------
                Health Care Equipment &
                Supplies -- 5.4%
  12,527        Danaher Corp.                            $  1,922,644
  37,480        Medtronic PLC                               4,252,106
                                                         ------------
                Total Health Care Equipment
                & Supplies                               $  6,174,750
                                                         ------------
                Health Care Providers &
                Services -- 1.9%
   7,188        UnitedHealth Group, Inc.                 $  2,113,128
                                                         ------------
                Total Health Care Providers
                & Services                               $  2,113,128
                                                         ------------
                Hotels, Restaurants &
                Leisure -- 0.4%
   2,561        McDonald's Corp.                         $    506,079
                                                         ------------
                Total Hotels, Restaurants &
                Leisure                                  $    506,079
                                                         ------------
                Industrial Conglomerates -- 1.4%
   8,609        Honeywell International, Inc.            $  1,523,793
                                                         ------------
                Total Industrial Conglomerates           $  1,523,793
                                                         ------------
                Insurance -- 0.5%
   9,214        Hartford Financial Services Group, Inc.  $    559,935
                                                         ------------
                Total Insurance                          $    559,935
                                                         ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/19                                     (continued)
--------------------------------------------------------------------------------

Shares                                                          Value
                Interactive Media &
                Services -- 8.1%
   4,236(a)     Alphabet, Inc.                           $  5,673,656
  17,072(a)     Facebook, Inc.                              3,504,028
                                                         ------------
                Total Interactive Media &
                Services                                 $  9,177,684
                                                         ------------
                Internet & Direct
                Marketing Retail -- 3.0%
   1,859(a)     Amazon.com, Inc.                         $  3,435,135
                                                         ------------
                Total Internet & Direct
                Marketing Retail                         $  3,435,135
                                                         ------------
                IT Services -- 1.9%
  11,366        Visa, Inc.                               $  2,135,672
                                                         ------------
                Total IT Services                        $  2,135,672
                                                         ------------
                Life Sciences Tools &
                Service -- 2.1%
  19,349        Agilent Technologies, Inc.               $  1,650,663
   3,207(a)     Waters Corp.                                  749,316
                                                         ------------
                Total Life Sciences Tools &
                Services                                 $  2,399,979
                                                         ------------
                Machinery -- 1.5%
   3,774        Illinois Tool Works, Inc.                $    677,924
  10,610        Lincoln Electric Holdings, Inc.             1,026,305
                                                         ------------
                Total Machinery                          $  1,704,229
                                                         ------------
                Oil, Gas & Consumable
                Fuels -- 0.6%
   7,871        EOG Resources, Inc.                      $    659,275
                                                         ------------
                Total Oil, Gas & Consumable
                Fuels                                    $    659,275
                                                         ------------
                Pharmaceuticals -- 5.5%
 155,776(a)     Elanco Animal Health, Inc.               $  4,587,603
  19,225        Merck & Co., Inc.                           1,748,514
                                                         ------------
                Total Pharmaceuticals                    $  6,336,117
                                                         ------------
                Road & Rail -- 1.6%
  10,003        Union Pacific Corp.                      $  1,808,442
                                                         ------------
                Total Road & Rail                        $  1,808,442
                                                         ------------
                Semiconductors &
                Semiconductor
                Equipment -- 4.5%
   7,682        Analog Devices, Inc.                     $    912,929
   8,171        Lam Research Corp.                          2,389,200
   7,020(a)     Micron Technology, Inc.                       377,536
   6,414        NVIDIA Corp.                                1,509,214
                                                         ------------
                Total Semiconductors &
                Semiconductor Equipment                  $  5,188,879
                                                         ------------
                Software -- 4.9%
  35,556        Microsoft Corp.                          $  5,607,181
                                                         ------------
                Total Software                           $  5,607,181
                                                         ------------
                Specialty Retail -- 3.5%
  14,807        Home Depot, Inc.                         $  3,233,553
   6,016        Lowe's Cos., Inc.                             720,476
                                                         ------------
                Total Specialty Retail                   $  3,954,029
                                                         ------------
                Technology Hardware,
                Storage & Peripherals -- 5.3%
  20,263        Apple, Inc.                              $  5,950,230
                                                         ------------
                Total Technology Hardware,
                Storage & Peripherals                    $  5,950,230
                                                         ------------
                TOTAL COMMON STOCKS
                (Cost $82,547,111)                       $112,895,595
                                                         ------------
                TOTAL INVESTMENTS IN
                UNAFFILIATED
                ISSUERS -- 99.5%
                (Cost $82,547,111)                       $112,895,595
                                                         ------------
                OTHER ASSETS AND
                LIABILITIES -- 0.5%                      $    595,414
                                                         ------------
                NET ASSETS -- 100.0%                     $113,491,009
                                                         ============

REIT       Real Estate Investment Trust.

(A.D.R.)   American Depositary Receipts.

(a)        Non-income producing security.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2019, aggregated $72,859,428 and $82,246,632, respectively.

The Portfolio is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the "Adviser") serves as the Portfolio's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended December 31, 2019, the Portfolio did not engage in any cross trade activity.

At December 31, 2019, the net unrealized appreciation on investments based on cost for federal tax purposes of $82,783,185 was as follows:

        Aggregate gross unrealized appreciation for all investments
          in which there is an excess of value over tax cost             $30,777,592
        Aggregate gross unrealized depreciation for all investments
          in which there is an excess of tax cost over value                (665,182)
                                                                         -----------
        Net unrealized appreciation                                      $30,112,410
                                                                         ===========

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2019, in valuing the Portfolio's investments:

                               Level 1      Level 2    Level 3        Total
Common Stocks                $112,895,595    $ --       $ --       $112,895,595
                             ------------    ----       ----       ------------
Total Investments in
  Securities                 $112,895,595    $ --       $ --       $112,895,595
                             ============    ====       ====       ============

During the year ended December 31, 2019, there were no transfers between Levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/19
--------------------------------------------------------------------------------

ASSETS:
   Investments in unaffiliated issuers, at value (cost $82,547,111)         $112,895,595
   Cash                                                                        1,037,318
   Receivables --
      Investment securities sold                                                 169,804
      Portfolio shares sold                                                       16,873
      Dividends                                                                  210,268
                                                                            ------------
         Total assets                                                       $114,329,858
                                                                            ------------
LIABILITIES:
   Payables --
      Investment securities purchased                                       $    726,204
      Portfolio shares repurchased                                                38,333
      Trustees' fees                                                                  54
      Professional fees                                                           41,458
   Due to affiliates                                                              10,826
   Accrued expenses                                                               21,974
                                                                            ------------
         Total liabilities                                                  $    838,849
                                                                            ------------
NET ASSETS:
   Paid-in capital                                                          $ 73,667,866
   Distributable earnings                                                     39,823,143
                                                                            ------------
         Net assets                                                         $113,491,009
                                                                            ------------
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
   Class I (based on $99,853,072/6,679,065 shares)                          $      14.95
                                                                            ============
   Class II (based on $13,637,937/905,754 shares)                           $      15.06
                                                                            ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

  FOR THE YEAR ENDED 12/31/19
   Dividends from unaffiliated issuers (net of foreign taxes withheld $14,727)          $ 1,986,552
   Interest from unaffiliated issuers                                                        26,935
                                                                                        -----------
      Total investment income                                                                             $ 2,013,487
                                                                                                          -----------
EXPENSES:
   Management fees                                                                      $   689,944
   Administrative expense                                                                    74,650
   Distribution fees
      Class II                                                                               30,904
   Custodian fees                                                                            20,427
   Professional fees                                                                         54,708
   Printing expense                                                                          15,017
   Trustees' fees                                                                             8,050
   Insurance expense                                                                          2,316
   Miscellaneous                                                                              3,178
                                                                                        -----------
      Total expenses                                                                                      $   899,194
                                                                                                          -----------
         Net investment income                                                                            $ 1,114,293
                                                                                                          -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on:
      Investments in unaffiliated issuers                                               $ 9,597,279
      Other assets and liabilities denominated in foreign currencies                         (3,148)      $ 9,594,131
                                                                                        -----------       -----------
   Change in net unrealized appreciation (depreciation) on:
      Investments in unaffiliated issuers                                               $17,794,063
      Other assets and liabilities denominated in foreign currencies                             12       $17,794,075
                                                                                        -----------       -----------
   Net realized and unrealized gain (loss) on investments                                                 $27,388,206
                                                                                                          ===========
   Net increase in net assets resulting from operations                                                   $28,502,499
                                                                                                          ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                         Year Ended             Year Ended
                                                                                          12/31/19               12/31/18
FROM OPERATIONS:
Net investment income (loss)                                                            $  1,114,293           $  1,202,919
Net realized gain (loss) on investments                                                    9,594,131             16,198,480
Change in net unrealized appreciation (depreciation) on investments                       17,794,075            (18,248,241)
                                                                                        ------------           ------------
      Net increase (decrease) in net assets resulting from operations                   $ 28,502,499           $   (846,842)
                                                                                        ------------           ------------
DISTRIBUTIONS TO SHAREOWNERS:
   Class I ($2.56 and $4.71 per share, respectively)                                    $(15,278,833)          $(24,474,704)
   Class II ($2.52 and $4.65 per share, respectively)                                     (2,001,964)            (2,978,664)
                                                                                        ------------           ------------
      Total distributions to shareowners                                                $(17,280,797)          $(27,453,368)
                                                                                        ------------           ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares                                                       $  8,389,230           $  5,308,456
Reinvestment of distributions                                                             17,280,797             27,453,368
Cost of shares repurchased                                                               (19,012,750)           (22,965,192)
                                                                                        ------------           ------------
      Net increase in net assets resulting from Portfolio share transactions            $  6,657,277           $  9,796,632
                                                                                        ------------           ------------
      Net increase (decrease) in net assets                                             $ 17,878,979           $(18,503,578)

NET ASSETS:
Beginning of year                                                                       $ 95,612,030           $114,115,608
                                                                                        ============           ============
End of year                                                                             $113,491,009           $ 95,612,030
                                                                                        ============           ============

                                                            Year Ended      Year Ended       Year Ended      Year Ended
                                                             12/31/19       12/31/19         12/31/18         12/31/18
                                                              Shares         Amount           Shares          Amount
CLASS I
Shares sold                                                    326,293      $ 4,706,777         172,978      $  2,708,243
Reinvestment of distributions                                1,114,770       15,278,833       1,711,573        24,474,704
Less shares repurchased                                     (1,003,955)     (14,429,994)     (1,167,717)      (18,759,251)
                                                            ----------      -----------      ----------      ------------
      Net increase                                             437,108      $ 5,555,616         716,834      $  8,423,696
                                                            ==========      ===========      ==========      ============
CLASS II
Shares sold                                                    254,279      $ 3,682,453         169,954      $  2,600,213
Reinvestment of distributions                                 145,124         2,001,964         207,310         2,978,664
Less shares repurchased                                       (320,051)      (4,582,756)       (262,451)       (4,205,941)
                                                            ----------      -----------      ----------      ------------
      Net increase                                              79,352      $ 1,101,661         114,813      $  1,372,936
                                                            ==========      ===========      ==========      ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Year Ended   Year Ended     Year Ended   Year Ended   Year Ended
                                                                 12/31/19     12/31/18       12/31/17     12/31/16*    12/31/15*
Class I
Net asset value, beginning of period                             $ 13.52      $ 18.29        $  17.72     $  19.75     $  26.84
                                                                 -------      -------        --------     --------     --------
Increase (decrease) from investment operations:
   Net investment income (loss) (a)                              $  0.16      $  0.18        $   0.21     $   0.24     $   0.25
   Net realized and unrealized gain (loss) on investments           3.83        (0.24)           3.31         1.46        (0.07)
                                                                 -------      -------        --------     --------     --------
Net increase (decrease) from investment operations               $  3.99      $ (0.06)       $   3.52     $   1.70     $   0.18
                                                                 -------      -------        --------     --------     --------
Distributions to shareowners:
   Net investment income                                         $ (0.15)     $ (0.19)       $  (0.21)    $  (0.24)    $  (0.26)
   Net realized gain                                               (2.41)       (4.52)          (2.74)       (3.49)       (7.01)
                                                                 -------      -------        --------     --------     --------
Total distributions                                              $ (2.56)     $ (4.71)       $  (2.95)    $  (3.73)    $  (7.27)
                                                                 -------      -------        --------     --------     --------
Net increase (decrease) in net asset value                       $  1.43      $ (4.77)       $   0.57     $  (2.03)    $  (7.09)
                                                                 -------      -------        --------     --------     --------
Net asset value, end of period                                   $ 14.95      $ 13.52        $  18.29     $  17.72     $  19.75
                                                                 =======      =======        ========     ========     ========
Total return (b)                                                   31.33%       (1.51)%(c)      21.72%        9.81%       (0.06)%(d)
Ratio of net expenses to average net assets                         0.82%        0.82%           0.77%        0.75%        0.75%
Ratio of net investment income (loss) to average net assets         1.08%        1.12%           1.16%        1.32%        1.09%
Portfolio turnover rate                                               70%          58%             59%          60%          49%
Net assets, end of period (in thousands)                         $99,853      $84,375        $101,056     $121,626     $127,818

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2018, the total return would have been (1.55)%.

(d) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (0.21)%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                 (continued)
--------------------------------------------------------------------------------

                                                                Year Ended   Year Ended     Year Ended   Year Ended   Year Ended
                                                                 12/31/19     12/31/18       12/31/17     12/31/16*    12/31/15*
Class II
Net asset value, beginning of period                             $ 13.60      $ 18.35        $ 17.78      $ 19.79      $ 26.89
                                                                 -------      -------        -------      -------      -------
Increase (decrease) from investment operations:
   Net investment income (loss) (a)                              $  0.12      $  0.14        $  0.16      $  0.19      $  0.19
   Net realized and unrealized gain (loss) on investments           3.86        (0.24)          3.32         1.48        (0.09)
                                                                 -------      -------        -------      -------      -------
Net increase (decrease) from investment operations               $  3.98      $ (0.10)       $  3.48      $  1.67      $  0.10
                                                                 -------      -------        -------      -------      -------
Distributions to shareowners:
   Net investment income                                         $ (0.11)     $ (0.13)       $ (0.17)     $ (0.19)     $ (0.19)
   Net realized gain                                               (2.41)       (4.52)         (2.74)       (3.49)       (7.01)
                                                                 -------      -------        -------      -------      -------
Total distributions                                              $ (2.52)     $ (4.65)       $ (2.91)     $ (3.68)     $ (7.20)
                                                                 -------      -------        -------      -------      -------
Net increase (decrease) in net asset value                       $  1.46      $ (4.75)       $  0.57      $ (2.01)     $ (7.10)
                                                                 -------      -------        -------      -------      -------
Net asset value, end of period                                   $ 15.06      $ 13.60        $ 18.35      $ 17.78      $ 19.79
                                                                 =======      =======        =======      =======      =======
Total return (b)                                                   31.03%       (1.74)%(c)     21.36%        9.62%       (0.37)%(d)
Ratio of net expenses to average net assets                         1.07%        1.07%          1.02%        1.00%        1.01%
Ratio of net investment income (loss) to average net assets         0.83%        0.88%          0.91%        1.07%        0.84%
Portfolio turnover rate                                               70%          58%            59%          60%          49%
Net assets, end of period (in thousands)                         $13,638      $11,237        $13,060      $15,328      $15,420

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2018, the total return would have been (1.78)%.

(d) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (0.52)%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/19
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Fund VCT Portfolio (the "Portfolio") is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the "Trust"), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Portfolio are reasonable income and capital growth.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Portfolio's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Portfolio's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

      Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/19                               (continued)
--------------------------------------------------------------------------------

      Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices, and such differences could be material.

      At December 31, 2019, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Foreign Currency Translation

      The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.    Federal Income Taxes

      It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2019, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      The tax character of distributions paid during the years ended December 31, 2019 and December 31, 2018, were as follows:

      --------------------------------------------------------------------------
                                                 2019                  2018
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                        $ 1,973,369            $ 5,494,505
      Long-term capital gain                  15,307,428             21,958,863
                                             -----------            -----------
       Total                                 $17,280,797            $27,453,368
                                             ===========            ===========

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

      The following shows the components of distributable earnings on a federal income tax basis at December 31, 2019.

      --------------------------------------------------------------------------
                                                                        2019
      --------------------------------------------------------------------------
      Distributable Earnings:
      Undistributed long-term capital gain                          $ 8,087,155
      Undistributed ordinary income                                   1,623,680
      Net unrealized appreciation                                    30,112,308
                                                                    -----------
       Total                                                        $39,823,143
                                                                    ===========

      The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and the tax basis adjustments on REITs and common stocks.

E.    Portfolio Shares and Class Allocations

      The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

      Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.

      All expenses and fees paid to the Portfolio's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.

F.    Risks

      The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Portfolio.

      At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as Brown Brothers Harriman & Co., the Portfolio's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Portfolio's transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Portfolio's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio's ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges, or receive distributions, loss of or unauthorized access to private shareowners information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/19                               (continued)
--------------------------------------------------------------------------------

      Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

2. Management Agreement

The Adviser manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets. For the year ended December 31, 2019, the effective management fee was equivalent to 0.65% of the Portfolio's average daily net assets

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $10,357 in management fees, administrative costs and certain other reimbursements payable to the Adviser at December 31, 2019.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio's omnibus relationship contracts.

4. Distribution Plan

The Portfolio has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $469 in distribution fees payable to the Distributor at December 31, 2019.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareholders of Pioneer Fund VCT Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Fund VCT Portfolio (the "Portfolio") (one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust")), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the "financial statements"). The financial highlights for the periods ended December 31, 2015 and December 31, 2016 were audited by another independent registered public accounting firm whose report, dated February 14, 2017, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Fund VCT Portfolio (one of the portfolios constituting Pioneer Variable Contracts Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Portfolio's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the auditor of one or more Amundi Pioneer investment companies since 2017.

Boston, Massachusetts
February 14, 2020

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

For the year ended December 31, 2019, certain dividends paid by the Portfolio may be subject to a maximum tax rate of 20%. The Portfolio intends to designate up to the maximum amount of such dividends allowable, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2019 Form 1099-DIV.

The qualifying percentage of the Portfolio's ordinary income dividends for the purpose of the corporate dividends received deduction was 87.79%.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT
--------------------------------------------------------------------------------

Amundi Pioneer Asset Management, Inc. ("APAM") serves as the investment adviser to Pioneer Fund VCT Portfolio (the "Portfolio") pursuant to an investment management agreement between APAM and the Portfolio. In order for APAM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment management agreement for the Portfolio.

The contract review process began in January 2019 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2019, July 2019 and September 2019. In addition, the Trustees reviewed and discussed the Portfolio's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings, in connection with the review of the Portfolio's investment management agreement.

In March 2019, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Portfolio, as well as the level of investment by the Portfolio's portfolio managers in the Portfolio. In July 2019, the Trustees, among other things, reviewed the Portfolio's management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("APIAM" and, together with APAM, "Amundi Pioneer"), as compared to that of APAM's fund management business, and considered the differences between the fees and expenses of the Portfolio and the fees and expenses of APAM's and APIAM's institutional accounts, as well as the different services provided by APAM to the Portfolio and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees' request, in September 2019.

At a meeting held on September 17, 2019, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees also reviewed APAM's investment approach for the Portfolio and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. They considered the non-investment resources and personnel of APAM that are involved in APAM's services to the Portfolio, including APAM's compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM's senior management to the Pioneer Fund complex.

The Trustees considered that APAM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Portfolio were satisfactory and consistent with the terms of the investment management agreement.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT                          (continued)
--------------------------------------------------------------------------------

Performance of the Portfolio

In considering the Portfolio's performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Portfolio's performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Portfolio's benchmark index. They also discuss the Portfolio's performance with APAM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Portfolio's shareowners. The Trustees noted that they separately review and consider the impact of the Portfolio's transfer agency and Portfolio- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Portfolio's expense ratio.

The Trustees considered that the Portfolio's management fee for the most recent fiscal year was in the fourth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Portfolio's Class I shares for the most recent fiscal year was in the second quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM's costs in providing services to the Portfolio and APAM's and APIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM's and APIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment management agreement with the Portfolio, APAM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the entrepreneurial risks associated with APAM's management of the Portfolio.

The Trustees concluded that the management fee payable by the Portfolio to APAM was reasonable in relation to the nature and quality of the services provided by APAM.

Profitability

The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Portfolio, including the methodology used by APAM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered APAM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM's profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM's profitability with respect to the management of the Portfolio was not unreasonable.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

Economies of Scale

The Trustees considered APAM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Portfolio and Portfolio shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM's commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Other Benefits

The Trustees considered the other benefits that APAM enjoys from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid or to be paid by the Portfolio, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Portfolio and to APAM and its affiliates from the use of "soft" commission dollars generated by the Portfolio to pay for research and brokerage services.

The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi's worldwide asset management business manages over $1.6 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM's relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM's relationships with the Portfolio, including Amundi's ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi's enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Portfolio receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Portfolio, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Portfolio were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Trustees and Officers
The Portfolio's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Portfolios within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Portfolios is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Portfolio includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-688-9915.

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

NAME, AGE AND POSITION        TERM OF OFFICE AND                                                     OTHER DIRECTORSHIPS
HELD WITH THE TRUST           LENGTH OF SERVICE                  PRINCIPAL OCCUPATION                HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (68)          Trustee since 2006. Serves until   Private investor (2004 - 2008 and   Director, Broadridge Financial
Chairman of the Board         a successor trustee is elected     2013 - present); Chairman (2008 -   Solutions, Inc. (investor
and Trustee                   or earlier retirement or removal.  2013) and Chief Executive Officer   communications and securities
                                                                 (2008 - 2012), Quadriserv, Inc.     processing provider for
                                                                 (technology products for            financial services industry)
                                                                 securities lending industry); and   (2009 - present); Director,
                                                                 Senior Executive Vice President,    Quadriserv, Inc. (2005 -
                                                                 The Bank of New York (financial     2013); and Commissioner, New
                                                                 and securities services)            Jersey State Civil Service
                                                                 (1986 - 2004)                       Commission (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
John E. Baumgardner, Jr. (68) Trustee since 2019. Serves until   Of Counsel (2019 - present),        Chairman, The Lakeville
Trustee                       a successor trustee is elected     Partner (1983-2018), Sullivan &     Journal Company, LLC,
                              or earlier retirement or removal.  Cromwell LLP (law firm).            (privately-held community
                                                                                                     newspaper group)
                                                                                                     (2015 - present)
------------------------------------------------------------------------------------------------------------------------------------
Diane Durnin (62)             Trustee since 2019. Serves until   Managing Director - Head of         None
Trustee                       a successor trustee is elected     Product Strategy and Development,
                              or earlier retirement or removal.  BNY Mellon Investment Management
                                                                 (2012-2018); Vice Chairman - The
                                                                 Dreyfus Corporation (2005 - 2018):
                                                                 Executive Vice President Head of
                                                                 Product, BNY Mellon Investment
                                                                 Management (2007-2012); Executive
                                                                 Director- Product Strategy, Mellon
                                                                 Asset Management (2005-2007);
                                                                 Executive Vice President Head of
                                                                 Products, Marketing and Client
                                                                 Service, Dreyfus Corporation
                                                                 (2000-2005); and Senior Vice
                                                                 President Strategic Product and
                                                                 Business Development, Dreyfus
                                                                 Corporation (1994-2000)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

NAME, AGE AND POSITION        TERM OF OFFICE AND                                                     OTHER DIRECTORSHIPS
HELD WITH THE TRUST           LENGTH OF SERVICE                  PRINCIPAL OCCUPATION                HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (75)     Trustee since 2008. Serves until   William Joseph Maier Professor of   Trustee, Mellon
Trustee                       a successor trustee is elected     Political Economy, Harvard          Institutional Funds
                              or earlier retirement or removal.  University (1972 - present)         Investment Trust and
                                                                                                     Mellon Institutional Funds
                                                                                                     Master Portfolio (oversaw
                                                                                                     17 portfolios in fund
                                                                                                     complex) (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)      Trustee since 2017. (Advisory      Chief Investment Officer, 1199      None
Trustee                       Trustee from 2014 - 2017).         SEIU Funds (healthcare workers
                              Serves until a successor trustee   union pension funds) (2001 -
                              is elected or earlier retirement   present); Vice President -
                              or removal.                        International Investments Group,
                                                                 American International Group, Inc.
                                                                 (insurance company) (1993 - 2001);
                                                                 Vice President - Corporate Finance
                                                                 and Treasury Group, Citibank, N.A.
                                                                 (1980 - 1986 and 1990 - 1993);
                                                                 Vice President - Asset/Liability
                                                                 Management Group, Federal Farm
                                                                 Funding Corporation
                                                                 (government-sponsored issuer of
                                                                 debt securities) (1988 - 1990);
                                                                 Mortgage Strategies Group,
                                                                 Shearson Lehman Hutton, Inc.
                                                                 (investment bank) (1987 - 1988);
                                                                 and Mortgage Strategies Group,
                                                                 Drexel Burnham Lambert, Ltd.
                                                                 (investment bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (71)      Trustee since 1995. Serves until   President and Chief Executive       Director of New America
Trustee                       a successor trustee is elected     Officer, Metric Financial Inc.      High Income Fund, Inc.
                              or earlier retirement or removal.  (formerly known as Newbury Piret    (closed-end investment
                                                                 Company) (investment banking firm)  company) (2004 - present);
                                                                 (1981 - present)                    and Member, Board of
                                                                                                     Governors, Investment
                                                                                                     Company Institute
                                                                                                     (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (72)        Trustee since 2014. Serves until   Consultant (investment company      None
Trustee                       a successor trustee is elected     services) (2012 - present);
                              or earlier retirement or removal.  Executive Vice President, BNY
                                                                 Mellon (financial and investment
                                                                 company services) (1969 - 2012);
                                                                 Director, BNY International
                                                                 Financing Corp. (financial
                                                                 services) (2002 - 2012); Director,
                                                                 Mellon Overseas Investment Corp.
                                                                 (financial services) (2009 -
                                                                 2012); Director, Financial Models
                                                                 (technology) (2005-2007); Director,
                                                                 BNY Hamilton Funds, Ireland
                                                                 (offshore investment companies)
                                                                 (2004-2007); Chairman/Director,
                                                                 AIB/BNY Securities Services, Ltd.,
                                                                 Ireland (financial services)
                                                                 (1999 - 2006); and Chairman, BNY
                                                                 Alternative Investment Services,
                                                                 Inc. (financial services)
                                                                 (2005-2007)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

NAME, AGE AND POSITION        TERM OF OFFICE AND                                                     OTHER DIRECTORSHIPS
HELD WITH THE TRUST           LENGTH OF SERVICE                  PRINCIPAL OCCUPATION                HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (57)*           Trustee since 2017. Serves until   Director, CEO and President of      None
Trustee, President and Chief  a successor trustee is elected     Amundi Pioneer Asset Management
Executive Officer             or earlier retirement or removal   USA, Inc. (since September 2014);
                                                                 Director, CEO and President of
                                                                 Amundi Pioneer Asset Management,
                                                                 Inc. (since September 2014);
                                                                 Director, CEO and President of
                                                                 Amundi Pioneer Distributor, Inc.
                                                                 (since September 2014); Director,
                                                                 CEO and President of Amundi
                                                                 Pioneer Institutional Asset
                                                                 Management, Inc. (since September
                                                                 2014); Chair, Amundi Pioneer Asset
                                                                 Management USA, Inc., Amundi
                                                                 Pioneer Distributor, Inc. and
                                                                 Amundi Pioneer Institutional Asset
                                                                 Management, Inc. (September
                                                                 2014 - 2018); Managing Director,
                                                                 Morgan Stanley Investment
                                                                 Management (2010 - 2013); Director
                                                                 of Institutional Business, CEO of
                                                                 International, Eaton Vance
                                                                 Management (2005 - 2010); and
                                                                 Director of Amundi USA, Inc.
                                                                 (since 2017)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (61)*       Trustee since 2014. Serves until   Director and Executive Vice         None
Trustee                       a successor trustee is elected     President (since 2008) and Chief
                              or earlier retirement or removal   Investment Officer, U.S. (since
                                                                 2010) of Amundi Pioneer Asset
                                                                 Management USA, Inc.; Director and
                                                                 Executive Vice President and Chief
                                                                 Investment Officer, U.S. of Amundi
                                                                 Pioneer (since 2008); Executive
                                                                 Vice President and Chief
                                                                 Investment Officer, U.S. of Amundi
                                                                 Pioneer Institutional Asset
                                                                 Management, Inc. (since 2009);
                                                                 Portfolio Manager of Amundi
                                                                 Pioneer (since 1999); and Director
                                                                 of Amundi USA, Inc. (since 2017)
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

------------------------------------------------------------------------------------------------------------------------------------
FUND OFFICERS
------------------------------------------------------------------------------------------------------------------------------------

NAME, AGE AND POSITION        TERM OF OFFICE AND                                                     OTHER DIRECTORSHIPS
HELD WITH THE TRUST           LENGTH OF SERVICE                  PRINCIPAL OCCUPATION                HELD BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (55)    Since 2003. Serves at the          Vice President and Associate        None
Secretary and Chief Legal     discretion of the Board            General Counsel of Amundi Pioneer
Officer                                                          since January 2008; Secretary and
                                                                 Chief Legal Officer of all of the
                                                                 Pioneer Funds since June 2010;
                                                                 Assistant Secretary of all of the
                                                                 Pioneer Funds from September 2003
                                                                 to May 2010; and Vice President
                                                                 and Senior Counsel of Amundi
                                                                 Pioneer from July 2002 to
                                                                 December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (58)        Since 2010. Serves at the          Fund Governance Director of Amundi  None
Assistant Secretary           discretion of the Board            Pioneer since December 2006 and
                                                                 Assistant Secretary of all the
                                                                 Pioneer Funds since June 2010;
                                                                 Manager - Fund Governance of
                                                                 Amundi Pioneer from December 2003
                                                                 to November 2006; and Senior
                                                                 Paralegal of Amundi Pioneer from
                                                                 January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FUND OFFICERS
------------------------------------------------------------------------------------------------------------------------------------

NAME, AGE AND POSITION        TERM OF OFFICE AND                                                     OTHER DIRECTORSHIPS
HELD WITH THE TRUST           LENGTH OF SERVICE                  PRINCIPAL OCCUPATION                HELD BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (57)             Since 2010. Serves at the          Senior Counsel of Amundi Pioneer    None
Assistant Secretary           discretion of the Board            since May 2013 and Assistant
                                                                 Secretary of all the Pioneer Funds
                                                                 since June 2010; and Counsel of
                                                                 Amundi Pioneer from June 2007 to
                                                                 May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (60)          Since 2008. Serves at the          Vice President - Fund Treasury of   None
Treasurer and Chief Financial discretion of the Board            Amundi Pioneer; Treasurer of all
and Accounting Officer                                           of the Pioneer Funds since March
                                                                 2008; Deputy Treasurer of Amundi
                                                                 Pioneer from March 2004 to
                                                                 February 2008; and Assistant
                                                                 Treasurer of all of the Pioneer
                                                                 Funds from March 2004 to
                                                                 February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (54)         Since 2000. Serves at the          Director - Fund Treasury of Amundi  None
Assistant Treasurer           discretion of the Board            Pioneer; and Assistant Treasurer
                                                                 of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (61)            Since 2002. Serves at the          Senior Manager - Fund Treasury of   None
Assistant Treasurer           discretion of the Board            Amundi Pioneer; and Assistant
                                                                 Treasurer of all of the
                                                                 Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
John Malone (48)              Since 2018. Serves at the          Managing Director, Chief            None
Chief Compliance Officer      discretion of the Board            Compliance Officer of Amundi
                                                                 Pioneer Asset Management; Amundi
                                                                 Pioneer Institutional Asset
                                                                 Management, Inc.; and the Pioneer
                                                                 Funds since September 2018; and
                                                                 Chief Compliance Officer of Amundi
                                                                 Pioneer Distributor, Inc. since
                                                                 January 2014.
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (48)          Since 2006. Serves at the          Vice President - Amundi Pioneer     None
Anti-Money Laundering         discretion of the Board            Asset Management; and Anti-Money
Officer                                                          Laundering Officer of all the
                                                                 Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

                    This page was intentionally left blank.

                    This page was intentionally left blank.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   18649-14-0220

                                                           [LOGO] Amundi Pioneer
                                                                  ==============
                                                                ASSET MANAGEMENT

                                                PIONEER VARIABLE CONTRACTS TRUST

               Pioneer Real Estate Shares VCT Portfolio -- Class I and II Shares

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio's shareholder reports like this one by mail, unless you specifically request paper copies of the reports from the insurance company that offers your variable annuity or variable life insurance contract or from your financial intermediary. Instead, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a shareholder report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future Portfolio shareholder reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all funds available under your contract with the insurance company.

                                                                   ANNUAL REPORT

                                                               December 31, 2019

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Real Estate VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      7

  Financial Statements                                                         9

  Notes to Financial Statements                                               14

  Report of Independent Registered Public Accounting Firm                     18

  Approval of Investment Management Agreement                                 19

  Trustees, Officers and Service Providers                                    22

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission's web site at https://www.sec.gov.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/19
--------------------------------------------------------------------------------

Sector Distribution
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Real Estate                                                                81.6%
Specialized REITs                                                           4.3%
Hotel & Resort REITs                                                        4.0%
Office REITs                                                                3.6%
Health Care REITs                                                           3.2%
Retail REITs                                                                1.2%
Financials                                                                  0.8%
Hotels, Resorts & Cruise Lines                                              0.7%
Residential REITs                                                           0.6%

5 Largest Holdings
(As a percentage of total investments)*

1.  Equinix, Inc.                                                          7.21%
--------------------------------------------------------------------------------
2.  Prologis, Inc.                                                         6.72
--------------------------------------------------------------------------------
3.  Equity LifeStyle Properties, Inc.                                      3.50
--------------------------------------------------------------------------------
4.  Americold Realty Trust                                                 3.48
--------------------------------------------------------------------------------
5.  Healthpeak Properties, Inc.                                            3.40

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.


--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/19
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                          12/31/19        12/31/18
   Class I                                          $11.35          $12.55
   Class II                                         $11.40          $12.58

                                Net
Distributions per Share:        Investment       Short-Term        Long-Term
(1/1/19 -- 12/31/19)            Income           Capital Gains     Capital Gains
   Class I                      $0.1899          $0.0951           $4.2285
   Class II                     $0.1524          $0.0951           $4.2285

Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and Class II shares of Pioneer Real Estate Shares VCT Portfolio at net asset value during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) U.S. REIT Index. Portfolio returns are based on net asset value and do not reflect applicable insurance fees and surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

               Pioneer Real       Pioneer Real
               Estate             Estate
               Shares VCT         Shares VCT
               Portfolio,         Portfolio,        MSCI U.S.
Date           Class I            Class II          REIT Index
12/09          $10,000            $10,000           $10,000
12/10          $12,870            $12,854           $12,848
12/11          $14,160            $14,108           $13,965
12/12          $16,483            $16,377           $16,446
12/13          $16,772            $16,629           $16,852
12/14          $21,949            $21,711           $21,972
12/15          $23,001            $22,692           $22,525
12/16          $24,394            $24,012           $24,462
12/17          $25,249            $24,804           $25,703
12/18          $23,422            $22,934           $24,528
12/19          $30,018            $29,335           $30,865

The MSCI U.S. REIT Index is an unmanaged, widely used index comprising a broad representation of the most actively traded real estate trusts, and is designed to be a measure of real estate equity performance. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2019)

--------------------------------------------------------------------------------
                                                                      MSCI U.S.
                                         Class I       Class II       REIT Index
--------------------------------------------------------------------------------
10 Years                                 11.62%        11.36%          11.93%
5 Years                                   6.46%         6.20%           7.03%
1 Year                                   28.16%        27.91%          25.84%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of Amundi Pioneer shares.

Effective January 1, 2018, Amundi Pioneer became directly responsible for portfolio management of the Portfolio. The performance shown for periods prior to January 1, 2018 reflects the investment strategies employed during those periods.

Call 800-688-9915 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.    Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares VCT
Portfolio

Based on actual returns from July 1, 2019 through December 31, 2019.

      Share Class                                             I           II
      --------------------------------------------------------------------------
      Beginning Account Value on 7/1/19                  $1,000.00    $1,000.00
      Ending Account Value on 12/31/19                   $1,080.52    $1,079.50
      Expenses Paid During Period*                       $    6.97    $    8.28

* Expenses are equal to the Portfolio's annualized net expense ratio of 1.33% and 1.58% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares VCT
Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2019 through December 31, 2019.

      Share Class                                             I           II
      --------------------------------------------------------------------------
Beginning Account Value on 7/1/19                        $1,000.00    $1,000.00
Ending Account Value on 12/31/19                         $1,018.50    $1,017.24
Expenses Paid During Period*                             $    6.77    $    8.03

* Expenses are equal to the Portfolio's annualized net expense ratio of 1.33% and 1.58% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/19
--------------------------------------------------------------------------------

Call 1-800-688-9915 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Raymond Haddad discusses the market environment for real estate investment trusts (REITs) and other real estate-related investments, and the factors that influenced the performance of Pioneer Real Estate Shares VCT Portfolio during the 12-month period ended December 31, 2019. Mr. Haddad, a vice president and portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), is responsible for the day-to-day management of the Portfolio.

Q: How did the Portfolio perform during the 12-month period ended December 31, 2019?

A: Pioneer Real Estate Shares VCT Portfolio's Class I shares returned 28.16% at net asset value during the 12-month period ended December 31, 2019, and Class II shares returned 27.91%, while the Portfolio's benchmark, the Morgan Stanley Capital International (MSCI) U.S. REIT Index1, returned 25.84%.

Q: How would you describe the market environment for REIT investors during the 12-month period ended December 31, 2019?

A: The 12-month reporting period was a very rewarding time to be invested in equities. Easier monetary policy from the Federal Reserve (the Fed), which reduced interest rates three times during the year, progress in U.S.-China trade negotiations, and U.S. economic growth driven by consumer spending fueled the market rally. Despite sharp sell-offs in May and August, the U.S. stock market, as measured by the Standard & Poor's 500 Index, returned 31.49% for the 12-month period.

      Meanwhile, REITs also flourished in the environment that prevailed over the 12-month period, with the MSCI U.S. REIT Index (the MSCI Index) returning well over 25%. Within the MSCI Index, all 11 sectors finished 2019 in positive territory.

Q: Which strategies or investments aided the Portfolio's benchmark-relative performance during the 12-month period ended December 31, 2019?

A: The Portfolio's strong absolute and benchmark-relative performance derived from both positive sector allocation and stock selection strategies during the 12-month period. We continued to focus on holding shares of companies in higher-quality, growth-oriented subsectors of the REIT market in the Portfolio, and to emphasize secular themes such as e-commerce, alternative energy, affordable housing, and cloud computing.

      Within industrials, we focused the Portfolio's investments in warehouse REITs serving online retailers. In that area, a position in Rexford Industrial, which owns properties in the high-demand Southern California market, was a significant positive contributor to the Portfolio's benchmark-relative returns. Rexford's management has demonstrated the ability to source accretive,

1 The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

      off-market investment opportunities in highly sought-after industrial markets. Another strong performer for the Portfolio over the 12-month period was Terreno Realty, which owns and operates high-volume distribution warehouses in six major coastal markets within close proximity of large consumer-demand areas. As a supplier for Amazon, Terreno benefited from demand for free Amazon Prime one-day shipping (Amazon is not a Portfolio holding).

      Within the apartment subsector, we changed the Portfolio's emphasis from German housing to U.S.-manufactured housing rentals midway through 2019. As part of the strategy, we sold the Portfolio's positions in the Deutsche Wohnen and Vonovia REITs and reinvested the proceeds in the manufactured-housing rental market, where we found better value compared to the more widely followed apartment REIT sector. The manufactured-housing rental market leases land to renters who then buy relatively inexpensive prefabricated homes to build on the land. A position in Sun Communities, which performed very well during the 12-month period and aided the Portfolio's benchmark-relative results, is an example of our strategy in the subsector.

      With the continued migration to cloud computing, investments in data-center REITs benefited relative returns. We also continued to minimize the Portfolio's exposure to retail REITs during the 12-month period, which was advantageous for benchmark-relative performance. Within the Portfolio's underweight exposure to retail, we have emphasized owning strip malls rather than mall REITs.

Q: Which investments detracted from the Portfolio's benchmark-relative performance during the 12-month period ended December 31, 2019?

A: With regard to individual positions, the Portfolio's investment in Wynn Macau was the largest detractor from benchmark-relative returns during the 12-month period. Wynn struggled with lower-than-expected visits due to a disruptive remodeling and construction project that has taken longer than expected to complete. Additionally, with the onset of the U.S.-China trade disputes, the risk of the Chinese government pulling Wynn's gaming license in Macau weighed on the stock price. In light of those challenges, we sold the position during the second quarter.

      The stock of Redfin also faced challenges during the 12-month period and detracted from the Portfolio's relative returns. Redfin is a tech-enabled residential real estate brokerage firm that utilizes rebates/refunds on the "buy" side of the transaction and a lower commission rate on the "sell" side of the transaction. We sold the Portfolio's holding in the second quarter of 2019 after the company struggled with profit margin pressures as well as ineffective service/product offerings that failed to attract new customers. With home sales remaining healthy, we added Redfin back into the Portfolio in December 2019, at what we viewed as an attractive valuation after indications that the company's strategy was gaining traction.

      The Portfolio's investment in Mohawk, a U.S. flooring manufacturer that specializes in floor covering products for residential and commercial buildings, was another disappointment during the 12-month period. Mohawk's shares

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/19                             (continued)
--------------------------------------------------------------------------------

A Word About Risk:

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

The Portfolio invests in a limited number of securities and, as a result, the Portfolio's performance may be more volatile than the performance of other portfolios holding more securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

      underperformed in the third quarter of 2019 after the company prolonged the turnaround of its European business. We opted to sell the Portfolio's position before period-end.

Q: Did you make any noteworthy adjustments to the Portfolio's sector allocations during the 12-month period ended December 31, 2019?

A: We increased the Portfolio's office REIT exposure to be more in line with that of the MSCI Index during the 12-month period. As we saw more differentiation among office REITs, we found attractive opportunities on the West Coast and across the Sunbelt region. Moreover, with the influx of technology companies in San Francisco, Atlanta, and Charlotte, demand for office space has been climbing.

Q: Did the Portfolio have exposure to any derivative securities during the 12-month period ended December 31, 2019?

A: No, the Portfolio had no exposure to derivatives during the 12-month period.

Q:    What is your outlook for REITs in 2020?

A: We believe we are unlikely to see a repeat of 2019's strong performance in 2020. However, we believe the landscape for REITs remains broadly positive for the coming year.

      Our positive outlook for REITs is driven by our expectation of a low and stable interest-rate environment, as the Fed has indicated a high bar for future policy action. Other favorable conditions for REITs include dividend* yields at historically wide spreads versus bond yields; an accelerating earnings growth profile; and easy and attractive access to capital.

*     Dividends are not guaranteed.

Please refer to the Schedule of Investments on pages 7 -- 8 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/19
--------------------------------------------------------------------------------

Shares                                                               Value
               UNAFFILIATED ISSUERS -- 99.4%
               COMMON STOCKS -- 99.4% of Net Assets
               Equity Real Estate Investment
               Trusts (REITs) -- 94.5%
     7,012     Agree Realty Corp.                                    $   492,032
     4,156     Alexandria Real Estate Equities, Inc.                     671,526
    26,751     Americold Realty Trust                                    937,890
     5,236     Apartment Investment & Management Co.                     270,439
    12,932     Armada Hoffler Properties, Inc.                           237,302
    17,323     Brixmor Property Group, Inc.                              374,350
     2,907     Camden Property Trust                                     308,433
     8,793     Community Healthcare Trust, Inc.                          376,868
     4,277     CorEnergy Infrastructure Trust, Inc.                      191,225
     9,752     Cousins Properties, Inc.                                  401,782
     4,200     CyrusOne, Inc.                                            274,806
     6,669     Douglas Emmett, Inc.                                      292,769
    11,131     Easterly Government Properties, Inc.                      264,139
     4,195     EastGroup Properties, Inc.                                556,551
     3,328     Equinix, Inc.                                           1,942,553
    13,405     Equity LifeStyle Properties, Inc.                         943,578
     6,605     Extra Space Storage, Inc.                                 697,620
    31,585     Franklin Street Properties Corp.                          270,368
    11,902     Front Yard Residential Corp.                              146,871
    23,873     Hannon Armstrong Sustainable
               Infrastructure Capital, Inc.                              768,233
     9,623     Healthcare Trust of America, Inc.                         291,384
    26,564     Healthpeak Properties, Inc.                               915,661
     2,416     Highwoods Properties, Inc.                                118,167
    30,944     Host Hotels & Resorts, Inc.                               574,011
     8,368     Hudson Pacific Properties, Inc.                           315,055
     2,755     Investors Real Estate Trust                               199,737
    16,913     Invitation Homes, Inc.                                    506,883
     4,882     Kilroy Realty Corp.                                       409,600
    15,239     Kimco Realty Corp.                                        315,600
    11,632     Kite Realty Group Trust                                   227,173
     1,996     Lamar Advertising Co.                                     178,163
     1,718     Life Storage, Inc.                                        186,025
    14,940     Medical Properties Trust, Inc.                            315,383
     9,698     National Storage Affiliates Trust                         326,047
    10,117     NexPoint Residential Trust, Inc.                          455,265
     7,301     Office Properties Income Trust                            234,654
    10,026     Omega Healthcare Investors, Inc.                          424,601
     5,187     Park Hotels & Resorts, Inc.                               134,188
     7,560     Physicians Realty Trust                                   143,186
    13,585     Piedmont Office Realty Trust, Inc.                        302,130
     3,761     PotlatchDeltic Corp.                                      162,738
    20,298     Prologis, Inc.                                          1,809,364

Shares                                                               Value
               Equity Real Estate Investment
               Trusts (REITs) (continued)
     1,933     PS Business Parks, Inc.                                   318,694
    10,165     Realty Income Corp.                                       748,449
    13,544     Rexford Industrial Realty, Inc.                           618,554
     4,333     Ryman Hospitality Properties, Inc.                        375,498
     3,443     Safehold, Inc.                                            138,753
     5,553     Spirit Realty Capital, Inc.                               273,097
    13,888     STORE Capital Corp.                                       517,189
     5,852     Sun Communities, Inc.                                     878,385
    11,142     Terreno Realty Corp.                                      603,228
    10,105     UMH Properties, Inc.                                      158,952
     2,482     Universal Health Realty Income Trust                      291,287
     5,089     Urstadt Biddle Properties, Inc.                           126,411
     7,528     Weingarten Realty Investors                               235,175
     5,987     Welltower, Inc.                                           489,617
    10,267     Weyerhaeuser Co.                                          310,063
    16,233     Whitestone REIT, Class B                                 221,093
    15,542     Xenia Hotels & Resorts, Inc.                              335,863
                                                                     -----------
               Total Equity Real Estate
               Investment Trusts (REITs)                             $25,604,658
                                                                     -----------
               Hotels, Restaurants &
               Leisure -- 0.6%
     1,595     Hilton Worldwide Holdings, Inc.                       $   176,902
                                                                     -----------
               Total Hotels, Restaurants &
               Leisure                                               $   176,902
                                                                     -----------
               Real Estate -- 1.3%
     8,068     Gaming & Leisure Properties, Inc.                     $   347,328
                                                                     -----------
               Total Real Estate                                     $   347,328
                                                                     -----------
               Real Estate Management
               & Development -- 2.2%
     8,567     Kennedy-Wilson Holdings, Inc.                         $   191,044
    15,400     Newmark Group, Inc.                                       207,207
     9,178(a)  Redfin Corp.                                              194,023
                                                                     -----------
               Total Real Estate Management
               & Development                                         $   592,274
                                                                     -----------
               Thrifts & Mortgage Finance -- 0.8%
     3,199     Walker & Dunlop, Inc.                                 $   206,911
                                                                     -----------
               Total Thrifts & Mortgage Finance                      $   206,911
                                                                     -----------
               TOTAL COMMON STOCKS
               (Cost $21,809,867)                                    $26,928,073
                                                                     -----------
               TOTAL INVESTMENTS IN
               UNAFFILIATED ISSUERS -- 99.4%
               (Cost $21,809,867)                                    $26,928,073
                                                                     -----------
               OTHER ASSETS AND
               LIABILITIES -- 0.6%                                   $   149,106
                                                                     -----------
               NET ASSETS -- 100.0%                                  $27,077,179
                                                                     ===========

The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/19                                     (continued)
--------------------------------------------------------------------------------

REIT  Real Estate Investment Trust.

(a)   Non-income producing security.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2019, aggregated $34,024,009 and $37,708,075, respectively.

The Portfolio is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for Amundi Pioneer Asset Management, Inc. (the "Adviser") serves as the Portfolio's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended December 31, 2019, the Portfolio did not engage in any cross trade activity.

At December 31, 2019, the net unrealized appreciation on investments based on cost for federal tax purposes of $21,835,131 was as follows:

     Aggregate gross unrealized appreciation for all investments
     in which there is an excess of value over tax cost              $5,181,495
     Aggregate gross unrealized depreciation for all investments
     in which there is an excess of tax cost over value                 (88,553)
                                                                     ----------
     Net unrealized appreciation                                     $5,092,942
                                                                     ==========

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2019, in valuing the Portfolio's investments:

                                 Level 1       Level 2    Level 3        Total
Common Stocks                  $26,928,073      $   --     $   --    $26,928,073
                               -----------      ------     ------    -----------
  Total Investments
    in Securities              $26,928,073      $   --     $   --    $26,928,073
                               ===========      ======     ======    ===========

During the year ended December 31, 2019, there were no transfers between Levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/19
--------------------------------------------------------------------------------

ASSETS:
   Investments in unaffiliated issuers, at value (cost $21,809,867)             $26,928,073
   Cash                                                                             126,537
   Receivables --
      Portfolio shares sold                                                           8,235
      Dividends                                                                     102,561
   Other assets                                                                         636
                                                                                -----------
         Total assets                                                           $27,166,042
                                                                                -----------
LIABILITIES:
   Payables --
      Portfolio shares repurchased                                              $    24,975
      Distributions                                                                     103
      Administrative fees                                                             7,728
      Professional fees                                                              40,551
      Shareowner communications expense                                               3,675
      Printing expense                                                                6,080
   Due to affiliates                                                                  3,670
   Accrued expenses                                                                   2,081
                                                                                -----------
         Total liabilities                                                      $    88,863
                                                                                -----------
NET ASSETS:
   Paid-in capital                                                              $16,426,734
   Distributable earnings                                                        10,650,445
                                                                                -----------
         Net assets                                                             $27,077,179
                                                                                -----------
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
   Class I (based on $6,909,813/608,717 shares)                                 $     11.35
                                                                                ===========
   Class II (based on $20,167,366/1,769,341 shares)                             $     11.40
                                                                                ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED 12/31/19

INVESTMENT INCOME:
   Dividends from unaffiliated issuers (net of foreign taxes withheld $1,351)           $ 713,487
   Interest from unaffiliated issuers                                                       2,342
                                                                                        ---------
      Total investment income                                                                              $  715,829
                                                                                                           ----------
EXPENSES:
   Management fees                                                                      $ 218,599
   Administrative expense                                                                  55,823
   Distribution fees
      Class II                                                                             51,017
   Custodian fees                                                                           6,828
   Professional fees                                                                       48,598
   Printing expense                                                                        21,854
   Trustees' fees                                                                           7,685
   Insurance expense                                                                          327
   Miscellaneous                                                                            3,584
                                                                                        ---------
      Total expenses                                                                                       $  414,315
                                                                                                           ----------
         Net investment income                                                                             $  301,514
                                                                                                           ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on:
     Investments in unaffiliated issuers                                                $5,891,838
     Other assets and liabilities denominated in foreign currencies                         (2,350)        $5,889,488
                                                                                        ----------         ----------
   Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                                                $  413,361
     Other assets and liabilities denominated in foreign currencies                              9         $  413,370
                                                                                        ----------         ----------
   Net realized and unrealized gain (loss) on investments                                                  $6,302,858
                                                                                                           ----------
   Net increase in net assets resulting from operations                                                    $6,604,372
                                                                                                           ----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                  Year Ended         Year Ended
                                                                                                   12/31/19           12/31/18
FROM OPERATIONS:
Net investment income (loss)                                                                     $   301,514        $    445,003
Net realized gain (loss) on investments                                                            5,889,488           8,229,310
Change in net unrealized appreciation (depreciation) on investments                                  413,370         (10,786,129)
                                                                                                 -----------        ------------
      Net increase (decrease) in net assets resulting from operations                            $ 6,604,372        $ (2,111,816)
                                                                                                 -----------        ------------
DISTRIBUTIONS TO SHAREOWNERS:
      Class I ($4.52 and $1.84 per share, respectively)                                          $(2,104,467)       $   (878,301)
      Class II ($4.48 and $1.80 per share, respectively)                                          (6,245,831)         (2,630,104)
                                                                                                 -----------        ------------
         Total distributions to shareowners                                                      $(8,350,298)       $ (3,508,405)
                                                                                                 -----------        ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares                                                                $ 1,074,630        $  1,232,192
Reinvestment of distributions                                                                      8,350,298           3,508,405
Cost of shares repurchased                                                                        (5,205,290)         (5,932,824)
                                                                                                 -----------        ------------
      Net increase (decrease) in net assets resulting from Portfolio share transactions          $ 4,219,638        $ (1,192,227)
                                                                                                 -----------        ------------
      Net increase (decrease) in net assets                                                      $ 2,473,712        $ (6,812,448)
NET ASSETS:
Beginning of year                                                                                $24,603,467        $ 31,415,915
                                                                                                 -----------        ------------
End of year                                                                                      $27,077,179        $ 24,603,467
                                                                                                 ===========        ============

                                                                    Year Ended    Year Ended       Year Ended      Year Ended
                                                                     12/31/19      12/31/19         12/31/18        12/31/18
                                                                      Shares        Amount           Shares          Amount
CLASS I
Shares sold                                                            7,479      $    92,554        11,761       $   163,460
Reinvestment of distributions                                        191,133        2,104,467        64,839           878,301
Less shares repurchased                                              (84,895)      (1,071,717)      (89,553)       (1,245,960)
                                                                    --------      -----------      --------       -----------
      Net increase (decrease)                                        113,717      $ 1,125,304       (12,953)      $  (204,199)
                                                                    ========      ===========      ========       ===========
Class II
Shares sold                                                            78,397     $   982,076        74,372       $ 1,068,732
Reinvestment of distributions                                        565,627        6,245,831       193,673         2,630,104
Less shares repurchased                                             (336,900)      (4,133,573)     (334,280)       (4,686,864)
                                                                    --------      -----------      --------       -----------
      Net increase (decrease)                                        307,124      $ 3,094,334       (66,235)      $  (988,028)
                                                                    ========      ===========      ========       ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Year Ended    Year Ended   Year Ended   Year Ended    Year Ended
                                                             12/31/19      12/31/18     12/31/17     12/31/16*     12/31/15*
Class I
Net asset value, beginning of period                          $12.55       $15.40       $16.37        $19.53       $ 21.57
                                                              ------       ------       ------        ------       -------
Increase (decrease) from investment operations:
   Net investment income (loss) (a)                           $ 0.16       $ 0.25       $ 0.26        $ 0.26       $  0.29
   Net realized and unrealized gain (loss) on investments       3.16        (1.26)        0.28          0.95          0.56
                                                              ------       ------       ------        ------       -------
Net increase (decrease) from investment operations            $ 3.32       $(1.01)      $ 0.54        $ 1.21       $  0.85
                                                              ------       ------       ------        ------       -------
Distributions to shareowners:
   Net investment income                                      $(0.19)      $(0.25)      $(0.26)       $(0.27)      $ (0.29)
   Net realized gain                                           (4.33)       (1.59)       (1.25)        (4.10)        (2.60)
                                                              ------       ------       ------        ------       -------
Total distributions                                           $(4.52)      $(1.84)      $(1.51)       $(4.37)      $ (2.89)
                                                              ------       ------       ------        ------       -------
Net increase (decrease) in net asset value                    $(1.20)      $(2.85)      $(0.97)       $(3.16)      $ (2.04)
                                                              ------       ------       ------        ------       -------
Net asset value, end of period                                $11.35       $12.55       $15.40        $16.37       $ 19.53
                                                              ======       ======       ======        ======       =======
Total return (b)                                               28.16%      (7.24)%        3.50%         6.05%         4.79%
Ratio of net expenses to average net assets                     1.33%        1.37%        1.12%         1.06%         1.03%
Ratio of net investment income (loss) to average net assets     1.29%        1.76%        1.63%         1.42%         1.45%
Portfolio turnover rate                                          125%         154%           8%            9%           17%
Net assets, end of period (in thousands)                      $6,910       $6,210       $7,824        $8,993       $10,215

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

                                                            Year Ended    Year Ended   Year Ended   Year Ended    Year Ended
                                                             12/31/19      12/31/18     12/31/17     12/31/16*     12/31/15*
Class II
Net asset value, beginning of period                          $ 12.58      $ 15.44      $ 16.40       $ 19.55       $ 21.60
                                                              -------      -------      -------       -------       -------
Increase (decrease) from investment operations:
   Net investment income (loss) (a)                           $  0.13      $  0.21      $  0.22       $  0.21       $  0.24
   Net realized and unrealized gain (loss) on investments        3.17        (1.27)        0.29          0.96          0.56
                                                              -------      -------      -------       -------       -------
Net increase (decrease) from investment operations            $  3.30      $ (1.06)     $  0.51       $  1.17       $  0.80
                                                              -------      -------      -------       -------       -------
Distributions to shareowners:
   Net investment income                                      $ (0.15)     $ (0.21)     $ (0.22)      $ (0.22)      $ (0.25)
   Net realized gain                                            (4.33)       (1.59)       (1.25)        (4.10)        (2.60)
                                                              -------      -------      -------       -------       -------
Total distributions                                           $ (4.48)     $ (1.80)     $ (1.47)      $ (4.32)      $ (2.85)
                                                              -------      -------      -------       -------       -------
Net increase (decrease) in net asset value                    $ (1.18)     $ (2.86)     $ (0.96)      $ (3.15)      $ (2.05)
                                                              -------      -------      -------       -------       -------
Net asset value, end of period                                $ 11.40      $ 12.58      $ 15.44       $ 16.40       $ 19.55
                                                              =======      =======      =======       =======       =======
Total return (b)                                                27.91%       (7.54)%       3.30%         5.82%         4.52%
Ratio of net expenses to average net assets                      1.58%        1.62%        1.37%         1.31%         1.27%
Ratio of net investment income (loss) to average net assets      1.04%        1.51%        1.37%         1.18%         1.18%
Portfolio turnover rate                                           125%         154%           8%            9%           17%
Net assets, end of period (in thousands)                      $20,167      $18,393      $23,592       $28,116       $31,792

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/19
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Real Estate Shares VCT Portfolio (the "Portfolio") is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the "Trust"), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to pursue long-term capital growth, with current income as a secondary objective.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Portfolio's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Portfolio's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

      Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

      by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices, and such differences could be material.

      At December 31, 2019, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Foreign Currency Translation

      The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.    Federal Income Taxes

      It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2019, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      A portion of the dividend income recorded by the Portfolio is from distributions by publicly traded Real Estate Investment Trusts ("REITs"), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Portfolio as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/19                               (continued)
--------------------------------------------------------------------------------

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      The tax character of distributions paid during the years ended December 31, 2019 and December 31, 2018, was as follows:

      --------------------------------------------------------------------------
                                                        2019           2018
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                                $  544,443     $  438,489
      Long-term capital gain                          7,805,855      3,069,916
                                                     ----------     ----------
        Total                                        $8,350,298     $3,508,405
                                                     ==========     ==========

      The following shows the components of distributable earnings on a federal income tax basis at December 31, 2019:

      --------------------------------------------------------------------------
                                                                       2019
      --------------------------------------------------------------------------
      Distributable Earnings:
      Undistributed ordinary income                                 $    22,307
      Undistributed long-term capital gain                            5,535,303
      Current Year Dividend Payable                                        (103)
      Net unrealized appreciation                                     5,092,938
                                                                    -----------
        Total                                                       $10,650,445
                                                                    ===========

      The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

E.    Portfolio Shares and Class Allocations

      The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

      Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      All expenses and fees paid to the Portfolio's transfer agent for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.

F.    Risks

      The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

      Because the Portfolio may invest a substantial portion of its assets in REITs, the Portfolio may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital return may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.

      With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks,

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

      there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as Brown Brothers Harriman & Co., the Portfolio's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Portfolio's transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Portfolio's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio's ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

2.    Management Agreement

The Adviser manages the Portfolio. Management fees are calculated daily at the annual rate of 0.80% of the Portfolio's average daily net assets up to $500 million and 0.75% on assets over $500 million. For the year ended December 31, 2019, the effective management fee was equivalent to 0.80% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,986 in management fees, administrative costs and certain other reimbursements payable to the Adviser at December 31, 2019.

3.    Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio's omnibus relationship contracts.

4.    Distribution Plan

The Portfolio has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $684 in distribution fees payable to the Distributor at December 31, 2019.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareholders of Pioneer Real Estate Shares VCT Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Real Estate Shares VCT Portfolio (the "Portfolio") (one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust")), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of two years in the period then ended, the financial highlights for each of three years in the period then ended and the related notes (collectively referred to as the "financial statements"). The financial highlights for the periods ended December 31, 2015 and December 31, 2016 were audited by another independent registered public accounting firm whose report, dated February 14, 2017, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Real Estate Shares VCT Portfolio (one of the portfolios constituting Pioneer Variable Contracts Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Portfolio's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the auditor of one or more Amundi Pioneer investment companies since 2017.

Boston, Massachusetts
February 14, 2020

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT
--------------------------------------------------------------------------------

Amundi Pioneer Asset Management, Inc. ("APAM") serves as the investment adviser to Pioneer Real Estate Shares VCT Portfolio (the "Portfolio") pursuant to an investment management agreement between APAM and the Portfolio. In order for APAM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment management agreement for the Portfolio.

The contract review process began in January 2019 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2019, July 2019 and September 2019. In addition, the Trustees reviewed and discussed the Portfolio's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings, in connection with the review of the Portfolio's investment management agreement.

In March 2019, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Portfolio, as well as the level of investment by the Portfolio's portfolio managers in the Portfolio. In July 2019, the Trustees, among other things, reviewed the Portfolio's management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("APIAM" and, together with APAM, "Amundi Pioneer"), as compared to that of APAM's fund management business, and considered the differences between the fees and expenses of the Portfolio and the fees and expenses of APAM's and APIAM's institutional accounts, as well as the different services provided by APAM to the Portfolio and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees' request, in September 2019.

At a meeting held on September 17, 2019, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees also reviewed APAM's investment approach for the Portfolio and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. They considered the non-investment resources and personnel of APAM that are involved in APAM's services to the Portfolio, including APAM's compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM's senior management to the Pioneer Fund complex.

The Trustees considered that APAM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Portfolio were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Portfolio

In considering the Portfolio's performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Portfolio's performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Portfolio's benchmark index. They also discuss the Portfolio's performance with APAM on a regular basis.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT                          (continued)
--------------------------------------------------------------------------------

The Trustees discussed the Portfolio's performance with APAM on a more frequent basis in light of the Portfolio's unfavorable performance compared to its benchmark index and peers over certain periods. The Trustees noted APAM's explanation for the Portfolio's relative performance and the steps taken by APAM to address the Portfolio's performance, including enhancing the investment process used for the Portfolio. It was noted that APAM assumed direct responsibility for managing the Portfolio on January 1, 2018. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Portfolio's shareowners. The Trustees noted that they separately review and consider the impact of the Portfolio's transfer agency and Portfolio- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Portfolio's expense ratio.

The Trustees considered that the Portfolio's management fee for the most recent fiscal year was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees noted the resource commitment necessary to manage a real estate fund that invests more significantly in non-U.S. securities than its peers. The Trustees considered that the expense ratio of the Portfolio's Class II shares for the most recent fiscal year was in the fifth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted the Portfolio's relatively small asset size compared to most of the other funds in its peer group. The Trustees considered that non-management fee operating expenses generally are spread over a smaller asset base than the other funds in the peer group, which results in these fees being significantly higher as a percentage of assets.

The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM's costs in providing services to the Portfolio and APAM's and APIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM's and APIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment management agreement with the Portfolio, APAM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the entrepreneurial risks associated with APAM's management of the Portfolio.

The Trustees concluded that the management fee payable by the Portfolio to APAM was reasonable in relation to the nature and quality of the services provided by APAM.

Profitability

The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Portfolio, including the methodology used by APAM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered APAM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM's profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM's profitability with respect to the management of the Portfolio was not unreasonable.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

Economies of Scale

The Trustees considered APAM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Portfolio and Portfolio shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM's commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Other Benefits

The Trustees considered the other benefits that APAM enjoys from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid or to be paid by the Portfolio, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Portfolio and to APAM and its affiliates from the use of "soft" commission dollars generated by the Portfolio to pay for research and brokerage services.

The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi's worldwide asset management business manages over $1.6 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM's relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM's relationships with the Portfolio, including Amundi's ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi's enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Portfolio receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Portfolio, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Portfolio were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

Pioneer Real Estate Shares VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Trustees and Officers
The Portfolio's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Portfolios within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Portfolios is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Portfolio includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-688-9915.

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

NAME, AGE AND POSITION        TERM OF OFFICE AND                                                     OTHER DIRECTORSHIPS
HELD WITH THE TRUST           LENGTH OF SERVICE                  PRINCIPAL OCCUPATION                HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (68)          Trustee since 2006. Serves until   Private investor (2004 - 2008 and   Director, Broadridge Financial
Chairman of the Board         a successor trustee is elected     2013 - present); Chairman (2008 -   Solutions, Inc. (investor
and Trustee                   or earlier retirement or removal.  2013) and Chief Executive Officer   communications and securities
                                                                 (2008 - 2012), Quadriserv, Inc.     processing provider for
                                                                 (technology products for            financial services industry)
                                                                 securities lending industry); and   (2009 - present); Director,
                                                                 Senior Executive Vice President,    Quadriserv, Inc. (2005 -
                                                                 The Bank of New York (financial     2013); and Commissioner, New
                                                                 and securities services)            Jersey State Civil Service
                                                                 (1986 - 2004)                       Commission (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
John E. Baumgardner, Jr. (68) Trustee since 2019. Serves until   Of Counsel (2019 - present),        Chairman, The Lakeville
Trustee                       a successor trustee is elected     Partner (1983-2018), Sullivan &     Journal Company, LLC,
                              or earlier retirement or removal.  Cromwell LLP (law firm).            (privately-held community
                                                                                                     newspaper group)
                                                                                                     (2015 - present)
------------------------------------------------------------------------------------------------------------------------------------
Diane Durnin (62)             Trustee since 2019. Serves until   Managing Director - Head of         None
Trustee                       a successor trustee is elected     Product Strategy and Development,
                              or earlier retirement or removal.  BNY Mellon Investment Management
                                                                 (2012-2018); Vice Chairman - The
                                                                 Dreyfus Corporation (2005 - 2018):
                                                                 Executive Vice President Head of
                                                                 Product, BNY Mellon Investment
                                                                 Management (2007-2012); Executive
                                                                 Director- Product Strategy, Mellon
                                                                 Asset Management (2005-2007);
                                                                 Executive Vice President Head of
                                                                 Products, Marketing and Client
                                                                 Service, Dreyfus Corporation
                                                                 (2000-2005); and Senior Vice
                                                                 President Strategic Product and
                                                                 Business Development, Dreyfus
                                                                 Corporation (1994-2000)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Real Estate Shares VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

NAME, AGE AND POSITION        TERM OF OFFICE AND                                                     OTHER DIRECTORSHIPS
HELD WITH THE TRUST           LENGTH OF SERVICE                  PRINCIPAL OCCUPATION                HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (75)     Trustee since 2008. Serves until   William Joseph Maier Professor of   Trustee, Mellon
Trustee                       a successor trustee is elected     Political Economy, Harvard          Institutional Funds
                              or earlier retirement or removal.  University (1972 - present)         Investment Trust and
                                                                                                     Mellon Institutional Funds
                                                                                                     Master Portfolio (oversaw
                                                                                                     17 portfolios in fund
                                                                                                     complex) (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)      Trustee since 2017. (Advisory      Chief Investment Officer, 1199      None
Trustee                       Trustee from 2014 - 2017).         SEIU Funds (healthcare workers
                              Serves until a successor trustee   union pension funds) (2001 -
                              is elected or earlier retirement   present); Vice President -
                              or removal.                        International Investments Group,
                                                                 American International Group, Inc.
                                                                 (insurance company) (1993 - 2001);
                                                                 Vice President - Corporate Finance
                                                                 and Treasury Group, Citibank, N.A.
                                                                 (1980 - 1986 and 1990 - 1993);
                                                                 Vice President - Asset/Liability
                                                                 Management Group, Federal Farm
                                                                 Funding Corporation
                                                                 (government-sponsored issuer of
                                                                 debt securities) (1988 - 1990);
                                                                 Mortgage Strategies Group,
                                                                 Shearson Lehman Hutton, Inc.
                                                                 (investment bank) (1987 - 1988);
                                                                 and Mortgage Strategies Group,
                                                                 Drexel Burnham Lambert, Ltd.
                                                                 (investment bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (71)      Trustee since 1995. Serves until   President and Chief Executive       Director of New America
Trustee                       a successor trustee is elected     Officer, Metric Financial Inc.      High Income Fund, Inc.
                              or earlier retirement or removal.  (formerly known as Newbury Piret    (closed-end investment
                                                                 Company) (investment banking firm)  company) (2004 - present);
                                                                 (1981 - present)                    and Member, Board of
                                                                                                     Governors, Investment
                                                                                                     Company Institute
                                                                                                     (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (72)        Trustee since 2014. Serves until   Consultant (investment company      None
Trustee                       a successor trustee is elected     services) (2012 - present);
                              or earlier retirement or removal.  Executive Vice President, BNY
                                                                 Mellon (financial and investment
                                                                 company services) (1969 - 2012);
                                                                 Director, BNY International
                                                                 Financing Corp. (financial
                                                                 services) (2002 - 2012); Director,
                                                                 Mellon Overseas Investment Corp.
                                                                 (financial services) (2009 -
                                                                 2012); Director, Financial Models
                                                                 (technology) (2005-2007); Director,
                                                                 BNY Hamilton Funds, Ireland
                                                                 (offshore investment companies)
                                                                 (2004-2007); Chairman/Director,
                                                                 AIB/BNY Securities Services, Ltd.,
                                                                 Ireland (financial services)
                                                                 (1999 - 2006); and Chairman, BNY
                                                                 Alternative Investment Services,
                                                                 Inc. (financial services)
                                                                 (2005-2007)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Real Estate Shares VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

NAME, AGE AND POSITION        TERM OF OFFICE AND                                                     OTHER DIRECTORSHIPS
HELD WITH THE TRUST           LENGTH OF SERVICE                  PRINCIPAL OCCUPATION                HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (57)*           Trustee since 2017. Serves until   Director, CEO and President of      None
Trustee, President and Chief  a successor trustee is elected     Amundi Pioneer Asset Management
Executive Officer             or earlier retirement or removal   USA, Inc. (since September 2014);
                                                                 Director, CEO and President of
                                                                 Amundi Pioneer Asset Management,
                                                                 Inc. (since September 2014);
                                                                 Director, CEO and President of
                                                                 Amundi Pioneer Distributor, Inc.
                                                                 (since September 2014); Director,
                                                                 CEO and President of Amundi
                                                                 Pioneer Institutional Asset
                                                                 Management, Inc. (since September
                                                                 2014); Chair, Amundi Pioneer Asset
                                                                 Management USA, Inc., Amundi
                                                                 Pioneer Distributor, Inc. and
                                                                 Amundi Pioneer Institutional Asset
                                                                 Management, Inc. (September
                                                                 2014 - 2018); Managing Director,
                                                                 Morgan Stanley Investment
                                                                 Management (2010 - 2013); Director
                                                                 of Institutional Business, CEO of
                                                                 International, Eaton Vance
                                                                 Management (2005 - 2010); and
                                                                 Director of Amundi USA, Inc.
                                                                 (since 2017)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (61)*       Trustee since 2014. Serves until   Director and Executive Vice         None
Trustee                       a successor trustee is elected     President (since 2008) and Chief
                              or earlier retirement or removal   Investment Officer, U.S. (since
                                                                 2010) of Amundi Pioneer Asset
                                                                 Management USA, Inc.; Director and
                                                                 Executive Vice President and Chief
                                                                 Investment Officer, U.S. of Amundi
                                                                 Pioneer (since 2008); Executive
                                                                 Vice President and Chief
                                                                 Investment Officer, U.S. of Amundi
                                                                 Pioneer Institutional Asset
                                                                 Management, Inc. (since 2009);
                                                                 Portfolio Manager of Amundi
                                                                 Pioneer (since 1999); and Director
                                                                 of Amundi USA, Inc. (since 2017)
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

------------------------------------------------------------------------------------------------------------------------------------
FUND OFFICERS
------------------------------------------------------------------------------------------------------------------------------------

NAME, AGE AND POSITION        TERM OF OFFICE AND                                                     OTHER DIRECTORSHIPS
HELD WITH THE TRUST           LENGTH OF SERVICE                  PRINCIPAL OCCUPATION                HELD BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (55)    Since 2003. Serves at the          Vice President and Associate        None
Secretary and Chief Legal     discretion of the Board            General Counsel of Amundi Pioneer
Officer                                                          since January 2008; Secretary and
                                                                 Chief Legal Officer of all of the
                                                                 Pioneer Funds since June 2010;
                                                                 Assistant Secretary of all of the
                                                                 Pioneer Funds from September 2003
                                                                 to May 2010; and Vice President
                                                                 and Senior Counsel of Amundi
                                                                 Pioneer from July 2002 to
                                                                 December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (58)        Since 2010. Serves at the          Fund Governance Director of Amundi  None
Assistant Secretary           discretion of the Board            Pioneer since December 2006 and
                                                                 Assistant Secretary of all the
                                                                 Pioneer Funds since June 2010;
                                                                 Manager - Fund Governance of
                                                                 Amundi Pioneer from December 2003
                                                                 to November 2006; and Senior
                                                                 Paralegal of Amundi Pioneer from
                                                                 January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Real Estate Shares VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FUND OFFICERS
------------------------------------------------------------------------------------------------------------------------------------

NAME, AGE AND POSITION        TERM OF OFFICE AND                                                     OTHER DIRECTORSHIPS
HELD WITH THE TRUST           LENGTH OF SERVICE                  PRINCIPAL OCCUPATION                HELD BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (57)             Since 2010. Serves at the          Senior Counsel of Amundi Pioneer    None
Assistant Secretary           discretion of the Board            since May 2013 and Assistant
                                                                 Secretary of all the Pioneer Funds
                                                                 since June 2010; and Counsel of
                                                                 Amundi Pioneer from June 2007 to
                                                                 May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (60)          Since 2008. Serves at the          Vice President - Fund Treasury of   None
Treasurer and Chief Financial discretion of the Board            Amundi Pioneer; Treasurer of all
and Accounting Officer                                           of the Pioneer Funds since March
                                                                 2008; Deputy Treasurer of Amundi
                                                                 Pioneer from March 2004 to
                                                                 February 2008; and Assistant
                                                                 Treasurer of all of the Pioneer
                                                                 Funds from March 2004 to
                                                                 February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (54)         Since 2000. Serves at the          Director - Fund Treasury of Amundi  None
Assistant Treasurer           discretion of the Board            Pioneer; and Assistant Treasurer
                                                                 of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (61)            Since 2002. Serves at the          Senior Manager - Fund Treasury of   None
Assistant Treasurer           discretion of the Board            Amundi Pioneer; and Assistant
                                                                 Treasurer of all of the
                                                                 Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
John Malone (48)              Since 2018. Serves at the          Managing Director, Chief            None
Chief Compliance Officer      discretion of the Board            Compliance Officer of Amundi
                                                                 Pioneer Asset Management; Amundi
                                                                 Pioneer Institutional Asset
                                                                 Management, Inc.; and the Pioneer
                                                                 Funds since September 2018; and
                                                                 Chief Compliance Officer of Amundi
                                                                 Pioneer Distributor, Inc. since
                                                                 January 2014.
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (48)          Since 2006. Serves at the          Vice President - Amundi Pioneer     None
Anti-Money Laundering         discretion of the Board            Asset Management; and Anti-Money
Officer                                                          Laundering Officer of all the
                                                                 Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

                    This page was intentionally left blank.

                    This page was intentionally left blank.

                    This page was intentionally left blank.

                    This page was intentionally left blank.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   18653-14-0220

                                                         [LOGO]   Amundi Pioneer
                                                                  ==============
                                                                ASSET MANAGEMENT

                                                PIONEER VARIABLE CONTRACTS TRUST

                   Pioneer Select Mid Cap Growth VCT Portfolio -- Class I Shares

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio's shareholder reports like this one by mail, unless you specifically request paper copies of the reports from the insurance company that offers your variable annuity or variable life insurance contract or from your financial intermediary. Instead, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a shareholder report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future Portfolio shareholder reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all funds available under your contract with the insurance company.

                                                                   ANNUAL REPORT

                                                               December 31, 2019

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Select Mid Cap Growth VCT Portfolio

  Portfolio and Performance Update                                2
  Comparing Ongoing Portfolio Expenses                            3
  Portfolio Management Discussion                                 4
  Schedule of Investments                                         8
  Financial Statements                                           13
  Notes to Financial Statements                                  17
  Report of Independent Registered Public Accounting Firm        21
  Additional Information                                         22
  Approval of Investment Management Agreement                    23
  Trustees, Officers and Service Providers                       26

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission's web site at https://www.sec.gov.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/19
--------------------------------------------------------------------------------

Sector Distribution
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                     32.6%
Industrials                                                                18.2%
Health Care                                                                16.2%
Consumer Discretionary                                                     13.7%
Communication Services                                                      5.7%
Financials                                                                  4.5%
Materials                                                                   3.4%
Consumer Staples                                                            2.2%
Real Estate                                                                 2.2%
Energy                                                                      1.3%

5 Largest Holdings
(As a percentage of total investments)*

1.  Fidelity National Information Services, Inc.                           2.41%
--------------------------------------------------------------------------------
2.  Global Payments, Inc.                                                  2.23
--------------------------------------------------------------------------------
3.  IAC/InterActiveCorp                                                    2.19
--------------------------------------------------------------------------------
4.  Advanced Micro Devices, Inc.                                           2.03
--------------------------------------------------------------------------------
5.  Generac Holdings, Inc.                                                 1.63
--------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/19
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                   12/31/19      12/31/18
   Class I                                   $29.12        $24.82


                               Net
Distributions per Share        Investment Short-Term    Long-Term
(1/1/19 -- 12/31/19)           Income     Capital Gains Capital Gains
   Class I                     $ --       $ --          $3.7390

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I shares of Pioneer Select Mid Cap Growth VCT Portfolio at net asset value during the periods shown, compared to that of the Russell Midcap Growth Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                Pioneer
                Select Mid
                Cap Growth        Russell Mid
                VCT Portfolio     Cap Growth
Date            Class I           Index
12/09           $10,000           $10,000
12/10           $12,022           $12,638
12/11           $11,750           $12,430
12/12           $12,576           $14,394
12/13           $17,915           $19,539
12/14           $19,605           $21,865
12/15           $19,924           $21,821
12/16           $20,668           $23,420
12/17           $26,874           $29,338
12/18           $25,133           $27,944
12/19           $33,447           $37,856

The Russell Midcap Growth Index is an unmanaged index that measures the performance of U.S. mid-cap growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2019)

--------------------------------------------------------------------------------
                                                                  Russell Midcap
                                    Class I                         Growth Index
--------------------------------------------------------------------------------
10 Years                            12.83%                                14.24%
5 Years                             11.28%                                11.60%
1 Year                              33.08%                                35.47%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.    Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth VCT Portfolio

Based on actual returns from July 1, 2019 through December 31, 2019.

Share Class                                                                I
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/19                                      $1,000.00
Ending Account Value on 12/31/19                                       $1,049.36
Expenses Paid During Period*                                           $    4.55

* Expenses are equal to the Portfolio's annualized expense ratio of 0.88% for Class I shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2019 through December 31, 2019.

Share Class                                                               I
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/19                                      $1,000.00
Ending Account Value on 12/31/19                                       $1,020.77
Expenses Paid During Period*                                           $   4.48

* Expenses are equal to the Portfolio's annualized expense ratio of 0.88% for Class I shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/19
--------------------------------------------------------------------------------

Call 1-800-688-9915 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Ken Winston discusses the market environment and the factors that affected the performance of Pioneer Select Mid Cap Growth VCT Portfolio during the 12-month period ended December 31, 2019. Mr. Winston, a senior vice president at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer) and lead portfolio manager of the Portfolio, is responsible for the day-to-day management of the Portfolio, along with Shaji John, a vice president and a portfolio manager at Amundi Pioneer, and David Sobell, a vice president and portfolio manager at Amundi Pioneer.

Q: How did the Portfolio perform during the 12-month period ended December 31, 2019?

A: Pioneer Select Mid Cap Growth VCT Portfolio's Class I shares returned 33.08% at net asset value during the 12-month period ended December 31, 2019, while the Portfolio's benchmark, the Russell Midcap Growth Index, returned 35.47%.

Q: How would you describe the investment environment in the equity market during the 12-month period ended December 31, 2019?

A: After a sharp correction in December 2018, just prior to the beginning of the period, domestic stocks rose steadily over the following 12 months, with only three brief setbacks in May, August, and October of 2019. Each period of market weakness -- usually in response to news signaling a lack of progress in U.S./China trade discussions and/or reports of weaker global manufacturing activity -- was soon followed by a full recovery. For the full 12-month period, U.S. stocks, as measured by the Standard & Poor's 500 Index (the S&P 500), returned 31.49%, while the Portfolio's benchmark, the Russell Index, returned 35.47%.

      U.S. economic growth slowed along with decelerating global economies during the 12-month period, while trade tensions between the U.S. and China ebbed and flowed, but remained a constant cause of investor concern and had a dampening effect on business confidence. The Fed responded to the weakening economic picture by cutting interest rates three times between July and October of 2019. Meanwhile, towards the end of the 12-month period, the U.S. and China agreed in principle on a "phase-one" trade deal.

      "Easy" money conditions also played a major role in propelling equity markets higher during the 12-month period. Not only did the Fed cut rates three times, but it also ended its balance-sheet reduction program earlier than planned. The Fed then began to swell its balance sheet once again, thus pumping more liquidity into the economy to ease stress in the overnight lending market. Another positive factor during the 12-month period was a resilient U.S. labor market and the continued strength in domestic consumer spending. Those positives contrasted with generally weak manufacturing data in both the U.S. and globally throughout most of the 12-month period.

      The 35.47% return of U.S. mid-cap growth stocks (as measured by the Russell Index) significantly outperformed all other U.S. equity categories during the 12-month period, and greatly outpaced other mid-cap categories.

      Within the Russell Index, the three best-performing sectors during the 12-month period were information technology, real estate, and financials, which returned 44%, 39%, and 38%, respectively. Meanwhile, energy, which returned 8%, was by far the worst-performing sector in the Russell Index over the 12-month period, while communications services (up by 23%) and consumer staples (up by 21%) also lagged the rest of the market, despite posting positive returns.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

Q: Which of your investment decisions had the greatest effects on the Portfolio's benchmark-relative performance during the 12-month period ended December 31, 2019?

A: Despite a strong absolute return, the Portfolio underperformed the Russell Index during the 12-month period, with both sector allocation and security selection detracting from relative performance.

      Benchmark-relative underperformance within sector allocation primarily resulted from the Portfolio's underweights to each of the top-performing sectors (information technology, real estate, and financials), combined with overweights to the underperforming communications services and health care sectors. Benefits of an underweight to the underperforming consumer staples sector partially offset the aforementioned negatives.

      Stock selection results also detracted from the Portfolio's benchmark-relative returns during the 12-month period, with selection results the worst in the consumer discretionary sector, and best in the information technology sector.

      With regard to individual stocks, the biggest detractors from benchmark-relative performance during the 12-month period included Portfolio positions in Chart Industries (industrials), PVH (consumer discretionary), and Align Technology (health care holding), while not owning shares of Lam Research (information technology) also had a negative effect on benchmark-relative returns.

      Chart Industries manufactures cryogenic equipment used in the production, storage, and distribution of liquefied natural gas (LNG) and industrial gases. End-user purchases of new equipment can be very cyclical and affected by LNG project delays, not to mention fluctuations in both demand and supply for natural gas, which is a factor beyond an individual company's control. Slowing global manufacturing activity as well as U.S./China trade concerns resulted in dampened business confidence and weaker-than-expected purchases of Chart's products during the 12-month period, which caused a decline in the company's share price. We trimmed the Portfolio's position in Chart during the period, but retained a holding in the portfolio as of period-end.

      PVH is a global apparel company with power brands Calvin Klein and Tommy Hilfiger. The company's share price declined in the middle of 2019 after PVH reported its April quarter-end results and provided dismal sales guidance for the July quarter. PVH has both a retail and a wholesale business, and its domestic retail business has been struggling due to an outlet concentration that relies heavily on spending by foreign tourists, which has weakened significantly of late because of the strength of the U.S. dollar. We exited the Portfolio's PVH position during the third quarter of 2019.

      Not owning shares of Lam Research, which makes semiconductor processing equipment used to produce integrated circuits, also detracted from the Portfolio's benchmark-relative performance during the 12-month period. Lam's shares significantly outperformed over the past year, despite the company's quarterly reports that showed year-over-year declines in both sales and profits. Investors bid up Lam's shares anyway, however, while anticipating a bottoming of the semiconductor equipment cycle in early 2020. Since Lam is a large constituent of the Russell Index, the Portfolio's lack of exposure to the outperforming stock hurt relative returns.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/19                             (continued)
--------------------------------------------------------------------------------

      Align Technology makes clear-aligner systems for the straightening of teeth as well as intra-oral scanners and CAD/CAM digital services used in dentistry, orthodontics, and the storage of dental records. Align's share price declined significantly just after mid-year in 2019 after the company reported disappointing June quarterly results that showed top-line growth slowing to below investor expectations. The growth slowdown was the result of a combination of higher discounts to domestic customers and an unexpected slowdown in top-line growth from customers in China. We exited the Portfolio's Align position in the third calendar quarter of 2019.

      On the positive side, the Portfolio holdings that made the biggest positive contributions to benchmark-relative performance during the 12-month period included Loxo Oncology and Reata Pharmaceuticals, both in health care, industrials holding Generac, and information technology holding Worldpay.

      Loxo Oncology is a researcher and developer of cancer drugs. The company's share price appreciated after it agreed to be acquired by Eli Lilly (not a Portfolio holding), and contributed to benchmark-relative returns. Reata Pharmaceuticals is a biotechnology company that develops small-molecule therapeutics with novel mechanisms of action used in the treatment of severe life-threatening diseases. Reata's share price rose in October 2019 after the company announced a successful trial of an experimental medicine known as Omaveloxolone, which is used to treat a rare genetic disease (Friedreich's Ataxia). The successful trial potentially sets Reata on course to have the first drug approved for the treatment of the life-shortening neuromuscular disease. We have retained the Portfolio's Reata position.

      Shares of Generac, a leading manufacturer of residential standby and portable generators, rose during the 12-month period as the company's sales benefited from a market-penetration opportunity created by the California wildfires. In addition, we believe the company can benefit over the long term from the tailwinds of clean energy and 5G infrastructure, where Generac's products have been seeing increased usage. Generac continues to be a core holding in the Portfolio.

      Finally, shares of Worldpay, a leading global payments processing company, rose in price during the 12-month period as it reported strong financial results and also received investor support for the announcement of its decision to merge with Fidelity Information Services. The combination of the two companies was completed in July 2019, with Fidelity Information Services becoming the surviving entity. We believe the transaction may result in significant cost and revenue synergies. The Portfolio continues to hold a substantial position in the combined entity under the Fidelity Information Services name.

Q: Did the Portfolio have any derivatives exposure during the 12-month period ended December 31, 2019?

A: No, we did not invest the Portfolio in derivative securities during the 12-month period.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

A Word About Risk:

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than investments in larger, more established companies.

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise.

The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Q:    What is your outlook as the Portfolio heads into a new fiscal year?

A: The U.S. economy slowed modestly over the last 12 months from the pace it had exhibited in the prior year. That said, central banks around the globe have stepped in to provide substantial liquidity, and we believe the prospect of continued global central-bank support should be a positive for U.S. equities going forward. Additionally, as we noted earlier, a potential "phase-one" trade truce between the U.S. and China may begin to mend business confidence and could result in a bottoming of manufacturing activity in the U.S. and other regions.

      We feel that the most likely scenario is that the U.S. economy avoids a recession in 2020 and that moderate growth rates are likely to remain the case for the foreseeable future, with the Fed "having our back." In the slower, but stable economic environment that we expect, we believe investors are likely to favor stocks of secular growth companies that are not dependent on positive macroeconomic conditions in order to flourish. We also believe that market participants will be willing to pay a premium for shares of companies that can exhibit sustainable growth characteristics and innovation -- characteristics found in the types of equities that we favor holding in the Portfolio.


Please refer to the Schedule of Investments on pages 8 to 12 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/19
--------------------------------------------------------------------------------

    Shares                                                                                                        Value
                      UNAFFILIATED ISSUERS -- 99.7%
                      COMMON STOCKS -- 99.7% of Net Assets
                      Aerospace & Defense -- 1.9%
        7,945         L3Harris Technologies, Inc.                                                                 $   1,572,077
        2,185(a)      Teledyne Technologies, Inc.                                                                       757,190
                                                                                                                  -------------
                      Total Aerospace & Defense                                                                   $   2,329,267
                                                                                                                  -------------
                      Air Freight & Logistics -- 0.7%
      10,626(a)       XPO Logistics, Inc.                                                                         $     846,892
                                                                                                                  -------------
                      Total Air Freight & Logistics                                                               $     846,892
                                                                                                                  -------------
                      Auto Components -- 0.7%
        8,640         Aptiv Plc                                                                                   $     820,541
                                                                                                                  -------------
                      Total Auto Components                                                                       $     820,541
                                                                                                                  -------------
                      Banks -- 0.6%
        2,781(a)      SVB Financial Group                                                                         $     698,142
                                                                                                                  -------------
                      Total Banks                                                                                 $     698,142
                                                                                                                  -------------
                      Beverages -- 0.6%
        3,972         Constellation Brands, Inc.                                                                  $     753,687
                                                                                                                  -------------
                      Total Beverages                                                                             $     753,687
                                                                                                                  -------------
                      Biotechnology -- 5.2%
        8,838(a)      Alnylam Pharmaceuticals, Inc.                                                               $   1,017,872
       17,379(a)      Esperion Therapeutics, Inc.                                                                     1,036,310
       14,697(a)      Exact Sciences Corp.                                                                            1,359,179
       22,443(a)      FibroGen, Inc.                                                                                    962,580
        4,667(a)      Medicines Co.                                                                                     396,415
        5,660(a)      Mirati Therapeutics, Inc.                                                                         729,348
       11,321(a)      Sage Therapeutics, Inc.                                                                           817,263
        1,887(a)      Sarepta Therapeutics, Inc.                                                                        243,499
                                                                                                                  -------------
                      Total Biotechnology                                                                         $   6,562,466
                                                                                                                  -------------
                      Building Products -- 2.6%
       16,088         Fortune Brands Home & Security, Inc.                                                        $   1,051,190
       18,372         Owens Corning                                                                                   1,196,385
       10,626(a)      Trex Co., Inc.                                                                                    955,065
                                                                                                                  -------------
                      Total Building Products                                                                     $   3,202,640
                                                                                                                  -------------
                      Capital Markets -- 3.9%
        7,647         MSCI, Inc.                                                                                  $   1,974,303
        2,681         Nasdaq, Inc.                                                                                      287,135
        2,383         S&P Global, Inc.                                                                                  650,678
       25,720         Tradeweb Markets, Inc.                                                                          1,192,122
       22,841(a)      XP, Inc.                                                                                          879,835
                                                                                                                  -------------
                      Total Capital Markets                                                                       $   4,984,073
                                                                                                                  -------------
                      Chemicals -- 0.9%
        9,732         Albemarle Corp.                                                                             $     710,825
        3,774(a)      Ingevity Corp.                                                                                    329,772
                                                                                                                  -------------
                      Total Chemicals                                                                             $   1,040,597
                                                                                                                  -------------
                      Commercial Services & Supplies -- 0.6%
        8,640         Waste Connections, Inc.                                                                     $     784,426
                                                                                                                  -------------
                      Total Commercial Services & Supplies                                                        $     784,426
                                                                                                                  -------------
                      Communications Equipment -- 0.2%
        1,490(a)      Arista Networks, Inc.                                                                       $     303,066
                                                                                                                  -------------
                      Total Communications Equipment                                                              $     303,066
                                                                                                                  -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

    Shares                                                                                                        Value
                      Construction Materials -- 0.8%
        7,349         Vulcan Materials Co.                                                                        $   1,058,183
                                                                                                                  -------------
                      Total Construction Materials                                                                $   1,058,183
                                                                                                                  -------------
                      Containers & Packaging -- 1.4%
        6,356         Avery Dennison Corp.                                                                        $     831,492
       12,314(a)      Crown Holdings, Inc.                                                                              893,258
                                                                                                                  -------------
                      Total Containers & Packaging                                                                $   1,724,750
                                                                                                                  -------------
                      Diversified Consumer Services -- 0.2%
        7,349(a)      ServiceMaster Global Holdings, Inc.                                                         $     284,112
                                                                                                                  -------------
                      Total Diversified Consumer Services                                                         $     284,112
                                                                                                                  -------------
                      Electrical Equipment -- 2.8%
       20,259(a)      Generac Holdings, Inc.                                                                      $   2,037,853
        7,448         Rockwell Automation, Inc.                                                                       1,509,486
                                                                                                                  -------------
                      Total Electrical Equipment                                                                  $   3,547,339
                                                                                                                  -------------
                      Electronic Equipment, Instruments & Components -- 1.6%
       11,817         CDW Corp.                                                                                   $   1,687,940
        1,291(a)      Zebra Technologies Corp.                                                                          329,773
                                                                                                                  -------------
                      Total Electronic Equipment, Instruments & Components                                        $   2,017,713
                                                                                                                  -------------
                      Energy Equipment & Services -- 0.7%
       26,018         Cactus, Inc.                                                                                $     892,938
                                                                                                                  -------------
                      Total Energy Equipment & Services                                                           $     892,938
                                                                                                                  -------------
                      Entertainment -- 1.9%
       26,614(a)      Live Nation Entertainment, Inc.                                                             $   1,902,103
        3,376(a)      Roku, Inc.                                                                                        452,046
                                                                                                                  -------------
                      Total Entertainment                                                                         $   2,354,149
                                                                                                                  -------------
                      Equity Real Estate Investment Trusts (REITs) -- 2.2%
       19,861         Americold Realty Trust                                                                      $     696,327
       15,492         Liberty Property Trust                                                                            930,294
        4,568         SBA Communications Corp.                                                                        1,100,842
                                                                                                                  -------------
                      Total Equity Real Estate Investment Trusts (REITs)                                          $   2,727,463
                                                                                                                  -------------
                      Food & Staples Retailing -- 0.6%
       14,201(a)      Performance Food Group Co.                                                                  $     731,067
                                                                                                                  -------------
                      Total Food & Staples Retailing                                                              $     731,067
                                                                                                                  -------------
                      Food Products -- 1.0%
       58,194(a)      Nomad Foods, Ltd.                                                                           $   1,301,800
                                                                                                                  -------------
                      Total Food Products                                                                         $   1,301,800
                                                                                                                  -------------
                      Health Care Equipment & Supplies -- 3.1%
        8,242(a)      DexCom, Inc.                                                                                $   1,802,855
        4,369(a)      Penumbra, Inc.                                                                                    717,696
        3,575         Teleflex, Inc.                                                                                  1,345,773
                                                                                                                  -------------
                      Total Health Care Equipment & Supplies                                                      $   3,866,324
                                                                                                                  -------------
                      Health Care Providers & Services -- 3.7%
        6,554(a)      Amedisys, Inc.                                                                              $   1,093,994
       16,088(a)      Centene Corp.                                                                                   1,011,452
        3,774         McKesson Corp.                                                                                    522,020
        4,072         Universal Health Services, Inc., Class B                                                          584,169
        4,270(a)      WellCare Health Plans, Inc.                                                                     1,409,997
                                                                                                                  -------------
                      Total Health Care Providers & Services                                                      $   4,621,632
                                                                                                                  -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/19                                     (continued)
--------------------------------------------------------------------------------

    Shares                                                                                                        Value
                      Health Care Technology -- 2.1%
      12,016(a)       Teladoc Health, Inc.                                                                        $   1,005,979
      11,817(a)       Veeva Systems, Inc.                                                                             1,662,179
                                                                                                                  -------------
                      Total Health Care Technology                                                                $   2,668,158
                                                                                                                  -------------
                      Hotels, Restaurants & Leisure -- 4.6%
      17,577          Aramark                                                                                     $     762,842
      18,968          Brinker International, Inc.                                                                       796,656
          993(a)      Chipotle Mexican Grill, Inc.                                                                      831,250
        8,044         Hilton Worldwide Holdings, Inc.                                                                   892,160
        8,938(a)      Planet Fitness, Inc.                                                                              667,490
      52,037          Wendy's Co.                                                                                     1,155,742
      13,506          Yum China Holdings, Inc.                                                                          648,423
                                                                                                                  -------------
                      Total Hotels, Restaurants & Leisure                                                         $   5,754,563
                                                                                                                  -------------
                      Household Durables -- 1.1%
        8,044         Dr Horton, Inc.                                                                             $     424,321
        8,739         KB Home                                                                                           299,485
        6,852(a)      TopBuild Corp.                                                                                    706,304
                                                                                                                  -------------
                      Total Household Durables                                                                    $   1,430,110
                                                                                                                  -------------
                      Industrial Conglomerates -- 0.6%
        1,986         Roper Technologies, Inc.                                                                    $     703,501
                                                                                                                  -------------
                      Total Industrial Conglomerates                                                              $     703,501
                                                                                                                  -------------
                      Interactive Media & Services -- 3.1%
      11,023(a)       IAC/InterActiveCorp                                                                         $   2,745,939
      36,743(a)       Twitter, Inc.                                                                                   1,177,613
                                                                                                                  -------------
                      Total Interactive Media & Services                                                          $   3,923,552
                                                                                                                  -------------
                      Internet & Direct Marketing Retail -- 0.4%
        4,866         Expedia Group, Inc.                                                                         $     526,209
                                                                                                                  -------------
                      Total Internet & Direct Marketing Retail                                                    $     526,209
                                                                                                                  -------------
                      IT Services -- 11.7%
        6,256(a)      EPAM Systems, Inc.                                                                          $   1,327,273
        5,363(a)      Euronet Worldwide, Inc.                                                                           844,994
      21,649          Fidelity National Information Services, Inc.                                                    3,011,159
      15,492(a)       Fiserv, Inc.                                                                                    1,791,340
        3,476(a)      FleetCor Technologies, Inc.                                                                     1,000,115
        2,681(a)      Gartner, Inc.                                                                                     413,142
      18,769          Genpact, Ltd.                                                                                     791,489
      15,293          Global Payments, Inc.                                                                           2,791,890
        9,533(a)      InterXion Holding NV                                                                              798,961
      11,917          Perspecta, Inc.                                                                                   315,086
        8,044(a)      WEX, Inc.                                                                                       1,684,896
                                                                                                                  -------------
                      Total IT Services                                                                           $  14,770,345
                                                                                                                  -------------
                      Life Sciences Tools & Services -- 0.8%
        3,774(a)      10X Genomics, Inc.                                                                          $     287,767
        8,143         Agilent Technologies, Inc.                                                                        694,679
                                                                                                                  -------------
                      Total Life Sciences Tools & Services                                                        $     982,446
                                                                                                                  -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

    Shares                                                                                                        Value
                      Machinery -- 4.4%
       14,598         Albany International Corp.                                                                  $   1,108,280
       85,461(a)      ATS Automation Tooling Systems, Inc.                                                            1,410,419
        8,540(a)      Chart Industries, Inc.                                                                            576,365
        7,448         Nordson Corp.                                                                                   1,212,832
        7,249         Stanley Black & Decker, Inc.                                                                    1,201,449
                                                                                                                  -------------
                      Total Machinery                                                                             $   5,509,345
                                                                                                                  -------------
                      Materials -- 0.3%
        4,171         FMC Corp.                                                                                   $     416,349
                                                                                                                  -------------
                      Total Materials                                                                             $     416,349
                                                                                                                  -------------
                      Media -- 0.7%
        7,746         Nexstar Media Group, Inc.                                                                   $     908,218
                                                                                                                  -------------
                      Total Media                                                                                 $     908,218
                                                                                                                  -------------
                      Multiline Retail -- 1.5%
        5,958(a)      Dollar Tree, Inc.                                                                           $     560,350
        8,739         Dollar General Corp.                                                                            1,363,109
                                                                                                                  -------------
                      Total Multiline Retail                                                                      $   1,923,459
                                                                                                                  -------------
                      Oil, Gas & Consumable Fuels -- 0.5%
       21,649         PBF Energy, Inc.                                                                            $     679,129
                                                                                                                  -------------
                      Total Oil, Gas & Consumable Fuels                                                           $     679,129
                                                                                                                  -------------
                      Pharmaceuticals -- 1.2%
        7,647(a)      Reata Pharmaceuticals, Inc.                                                                 $   1,563,276
                                                                                                                  -------------
                      Total Pharmaceuticals                                                                       $   1,563,276
                                                                                                                  -------------
                      Professional Services -- 4.7%
      104,570(a)      Clarivate Analytics Plc                                                                     $   1,756,776
        1,390(a)      CoStar Group, Inc.                                                                                831,637
       27,409         Thomson Reuters Corp.                                                                           1,962,484
        8,838         Verisk Analytics, Inc.                                                                          1,319,867
                                                                                                                  -------------
                      Total Professional Services                                                                 $   5,870,764
                                                                                                                  -------------
                      Semiconductors & Semiconductor Equipment -- 7.3%
       55,413(a)      Advanced Micro Devices, Inc.                                                                $   2,541,240
       44,390         Cypress Semiconductor Corp.                                                                     1,035,619
       36,843(a)      Micron Technology, Inc.                                                                         1,981,416
       11,321         MKS Instruments, Inc.                                                                           1,245,423
        6,256         NXP Semiconductors NV                                                                             796,139
       39,028(a)      ON Semiconductor Corp.                                                                            951,503
        6,852         Xilinx, Inc.                                                                                      669,920
                                                                                                                  -------------
                      Total Semiconductors & Semiconductor Equipment                                              $   9,221,260
                                                                                                                  -------------
                      Software -- 11.7%
        5,958(a)      Atlassian Corp. Plc                                                                         $     716,986
        2,284(a)      HubSpot, Inc.                                                                                     362,014
        6,157         Intuit, Inc.                                                                                    1,612,703
        1,986(a)      Palo Alto Networks, Inc.                                                                          459,263
        2,979(a)      Paycom Software, Inc.                                                                             788,720
        8,242(a)      Rapid7, Inc.                                                                                      461,717
       17,180(a)      RealPage, Inc.                                                                                    923,425
        6,455(a)      ServiceNow, Inc.                                                                                1,822,376


   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/19                                     (continued)
--------------------------------------------------------------------------------

    Shares                                                                                                        Value
                      Software -- (continued)
        9,335(a)      Splunk, Inc.                                                                                $   1,398,103
       33,069         SS&C Technologies Holdings, Inc.                                                                2,030,437
       11,520(a)      Synopsys, Inc.                                                                                  1,603,584
        4,369(a)      Trade Desk, Inc.                                                                                1,134,979
       15,591(a)      Zendesk, Inc.                                                                                   1,194,738
                                                                                                                  -------------
                      Total Software                                                                              $  14,509,045
                                                                                                                  -------------
                      Specialty Retail -- 4.1%
        8,143         Aaron's, Inc.                                                                               $     465,047
        1,887         Advance Auto Parts, Inc.                                                                          302,222
        6,852(a)      Burlington Stores, Inc.                                                                         1,562,462
        3,774(a)      CarMax, Inc.                                                                                      330,867
       11,619         Ross Stores, Inc.                                                                               1,352,684
        8,640         Tractor Supply Co.                                                                                807,321
        1,092(a)      Ulta Beauty, Inc.                                                                                 276,429
                                                                                                                  -------------
                      Total Specialty Retail                                                                      $   5,097,032
                                                                                                                  -------------
                      Textiles, Apparel & Luxury Goods -- 1.0%
        3,575(a)      Lululemon Athletica, Inc.                                                                   $     828,220
       10,129(a)      Skechers U.S.A., Inc.                                                                             437,472
                                                                                                                  -------------
                      Total Textiles, Apparel & Luxury Goods                                                      $   1,265,692
                                                                                                                  -------------
                      TOTAL COMMON STOCKS
                      (Cost $88,807,879)                                                                          $ 125,175,720
                                                                                                                  -------------
                      TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 99.7%
                      (Cost $88,807,879)                                                                          $ 125,175,720
                                                                                                                  -------------
                      OTHER ASSETS AND LIABILITIES -- 0.3%                                                        $     416,472
                                                                                                                  -------------
                      NET ASSETS -- 100.0%                                                                        $ 125,592,192
                                                                                                                  -------------

REIT      Real Estate Investment Trust.

(a)       Non-income producing security.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2019, aggregated $70,838,519 and $83,963,623, respectively.

The Portfolio is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the "Adviser") serves as the Portfolio's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended December 31, 2019, the Portfolio did not engage in any cross trade activity.

      At December 31, 2019, the net unrealized appreciation on investments based on cost for federal tax purposes of $89,605,179 was as follows:
             Aggregate gross unrealized appreciation for all investments in which
                there is an excess of value over tax cost                            $37,441,776
             Aggregate gross unrealized depreciation for all investments in which
                there is an excess of tax cost over value                             (1,871,235)
                                                                                     -----------
             Net unrealized appreciation                                             $35,570,541
                                                                                     ===========

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2019, in valuing the Portfolio's investments:

                                                                        Level 1       Level 2      Level 3       Total
Common Stocks                                                        $125,175,720    $     --     $     --   $125,175,720
                                                                     ------------    --------     --------   ------------
     Total Investments in Securities                                 $125,175,720    $     --     $     --   $125,175,720
                                                                     ============    ========     ========   ============

During the year ended December 31, 2019, there were no transfers between Levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/19
--------------------------------------------------------------------------------

ASSETS:
   Investments in unaffiliated issuers, at value (cost $88,807,879)                                   $125,175,720
   Cash                                                                                                    386,879
   Receivables --
      Investment securities sold                                                                             7,390
      Portfolio shares sold                                                                                 53,908
      Dividends                                                                                             32,275
   Due from the Adviser                                                                                     20,906
   Other assets                                                                                                 94
                                                                                                      ------------
         Total assets                                                                                 $125,677,172
                                                                                                      ------------
LIABILITIES:
   Payables --
      Portfolio shares repurchased                                                                    $     13,633
      Administrative fees                                                                                    7,867
      Professional fees                                                                                     37,985
      Printing expense                                                                                       7,780
      Custodian fees                                                                                         4,592
   Due to affiliates
      Management fees                                                                                       12,790
      Other due to affiliates                                                                                  225
   Accrued expenses                                                                                            108
                                                                                                      ------------
         Total liabilities                                                                            $     84,980
                                                                                                      ------------
NET ASSETS:
   Paid-in capital                                                                                    $ 80,930,938
   Distributable earnings                                                                               44,661,254
                                                                                                      ------------
         Net assets                                                                                   $125,592,192
                                                                                                      ============
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
   Class I (based on $125,592,192/4,312,392 shares)                                                   $      29.12
                                                                                                      ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED 12/31/19

INVESTMENT INCOME:
   Dividends from unaffiliated issuers (net of foreign taxes withheld $8,766)   $   704,092
   Interest from unaffiliated issuers                                                15,067
                                                                                -----------
         Total investment income                                                                  $   719,159
                                                                                                  -----------
EXPENSES:
   Management fees                                                              $   922,461
   Administrative expense                                                            74,317
   Custodian fees                                                                    14,865
   Professional fees                                                                 51,172
   Printing expense                                                                  18,722
   Pricing fees                                                                         136
   Trustees' fees                                                                     7,988
   Insurance expense                                                                  1,520
   Miscellaneous                                                                      6,479
                                                                                -----------
      Total expenses                                                                              $ 1,097,660
                                                                                                  -----------
         Net investment income                                                                    $  (378,501)
                                                                                                  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on:
      Investments in unaffiliated issuers                                       $ 8,986,219
      Other assets and liabilities denominated in foreign currencies                   (448)      $ 8,985,771
                                                                                -----------       -----------
   Change in net unrealized appreciation (depreciation) on:
      Investments in unaffiliated issuers                                       $25,611,439       $25,611,439
                                                                                -----------       -----------
   Net realized and unrealized gain (loss) on investments                                         $34,597,210
                                                                                                  ===========
   Net increase in net assets resulting from operations                                           $34,218,709
                                                                                                  ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                      Year Ended           Year Ended
                                                                                       12/31/19             12/31/18
FROM OPERATIONS:
Net investment income (loss)                                                         $   (378,501)        $    (407,853)
Net realized gain (loss) on investments                                                 8,985,771            15,069,400
Change in net unrealized appreciation (depreciation) on investments                    25,611,439           (21,371,998)
                                                                                     ------------         -------------
      Net increase (decrease) in net assets resulting from operations                $ 34,218,709         $  (6,710,451)
                                                                                     ------------         -------------
DISTRIBUTIONS TO SHAREOWNERS:
      Class I ($3.74 and $4.09 per share, respectively)                              $(15,315,280)        $ (16,117,238)
                                                                                     ------------         -------------
         Total distributions to shareowners                                          $(15,315,280)        $ (16,117,238)
                                                                                     ------------         -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares                                                    $  7,635,206         $  11,119,819
Reinvestment of distributions                                                          15,315,280            16,117,238
Cost of shares repurchased                                                            (21,711,414)         (21,966,671)
                                                                                     ------------         -------------
      Net increase in net assets resulting from Portfolio share transactions         $  1,239,072         $  5,270,386
                                                                                     ------------         -------------
      Net increase (decrease) in net assets                                          $ 20,142,501         $ (17,557,303)
NET ASSETS:
Beginning of year                                                                    $105,449,691         $ 123,006,994
                                                                                     ------------         -------------
End of year                                                                          $125,592,192         $ 105,449,691
                                                                                     ============         =============

                                                   Year Ended       Year Ended         Year Ended       Year Ended
                                                    12/31/19         12/31/19           12/31/18         12/31/18
                                                     Shares           Amount             Shares           Amount
CLASS I
Shares sold                                          274,819       $  7,635,206          374,901       $ 11,119,819
Reinvestment of distributions                        550,118         15,315,280          548,205         16,117,238
Less shares repurchased                             (760,302)       (21,711,414)        (743,971)       (21,966,671)
                                                    --------       ------------         --------       ------------
   Net increase                                       64,635       $  1,239,072          179,135       $  5,270,386
                                                    ========       ============         ========       ============

The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 Year        Year         Year          Year          Year
                                                                Ended       Ended         Ended         Ended         Ended
                                                               12/31/19    12/31/18      12/31/17      12/31/16*     12/31/15*
Class I
Net asset value, beginning of period                          $  24.82     $  30.23      $  23.56      $  26.11      $  28.73
                                                              --------     --------      --------      --------      --------
Increase (decrease) from investment operations:
   Net investment income (loss) (a)                           $  (0.09)    $  (0.10)     $  (0.05)     $   0.01      $  (0.04)
   Net realized and unrealized gain (loss) on investments         8.13        (1.22)         7.07          0.88          0.68
                                                              --------     --------      --------      --------      --------
Net increase (decrease) from investment operations            $   8.04     $  (1.32)     $   7.02      $   0.89      $   0.64
                                                              --------     --------      --------      --------      --------
Distributions to shareowners:
   Net investment income                                      $     --     $     --      $  (0.02)     $     --      $     --
   Net realized gain                                             (3.74)       (4.09)        (0.33)        (3.44)        (3.26)
                                                              --------     --------      --------      --------      --------
Total distributions                                           $  (3.74)    $  (4.09)     $  (0.35)     $  (3.44)     $  (3.26)
                                                              --------     --------      --------      --------      --------
Net increase (decrease) in net asset value                    $   4.30     $  (5.41)     $   6.67      $  (2.55)     $  (2.62)
                                                              --------     --------      --------      --------      --------
Net asset value, end of period                                $  29.12     $  24.82      $  30.23      $  23.56      $  26.11
                                                              ========     =======       ========      ========      ========
Total return (b)                                                 33.08%      (6.48)%        30.03%         3.74%(c)      1.63%(d)
Ratio of net expenses to average net assets                       0.88%        0.90%         0.88%         0.86%         0.86%
Ratio of net investment income (loss) to average net assets      (0.30)%     (0.33)%        (0.20)%        0.06%        (0.13)%
Portfolio turnover rate                                             58%          83%           85%           97%           93%
Net assets, end of period (in thousands)                      $125,592     $105,450      $123,007      $109,926      $119,727

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2016, the total return would have been 3.65%.

(d) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been 1.59%.


NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/19
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Select Mid Cap Growth VCT Portfolio (the "Portfolio") is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the "Trust"), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to seek growth of capital.

The Portfolio offers one class of shares designated as Class I shares. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Portfolio's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosure requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Portfolio's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/19                               (continued)
--------------------------------------------------------------------------------

      monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices, and such differences could be material.

      At December 31, 2019, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Foreign Currency Translation

      The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.    Federal Income Taxes

      It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2019, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      At December 31, 2019, the Portfolio reclassified $395,999 to increase distributable earnings and $395,999 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

The tax character of distributions paid during the years ended December 31, 2019 and December 31, 2018, was as follows:

--------------------------------------------------------------------------------
                                                         2019           2018
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                     $        --      $ 3,284,879
Long-term capital gain                               15,315,280       12,832,359
                                                    -----------      -----------
 Total                                              $15,315,280      $16,117,238
                                                    ===========      ===========

The following shows the components of distributable earnings (losses) on a federal income tax basis at December 31, 2019:

--------------------------------------------------------------------------------
                                                                         2019
--------------------------------------------------------------------------------
Distributable earnings:
Undistributed long-term capital gain                                 $ 9,090,713
Net unrealized appreciation                                           35,570,541
                                                                     -----------
 Total                                                               $44,661,254
                                                                     ===========

      The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales.

E.    Portfolio Shares

      The Portfolio records sales and repurchases of its shares as of trade date. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F.    Risks

      The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Portfolio.

      At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than investments in larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions.

      With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as Brown Brothers Harriman & Co., the Portfolio's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Portfolio's transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Portfolio's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio's ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/19                               (continued)
--------------------------------------------------------------------------------

2.    Management Agreement

The Adviser manages the Portfolio. Management fees are calculated daily at the annual rate of 0.74% of the Portfolio's average daily net assets. For the year ended December 31, 2019, the effective management fee was equivalent to 0.74% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $13,015 in management fees, administrative costs and certain other reimbursements payable to the Adviser at December 31, 2019.

3.    Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub- transfer agent expenses incurred through the Portfolio's omnibus relationship contracts.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareholders of Pioneer Select Mid Cap Growth VCT Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Select Mid Cap Growth VCT Portfolio (the "Portfolio") (one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust")), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the "financial statements"). The financial highlights for the periods ended December 31, 2015 and December 31, 2016 were audited by another independent registered public accounting firm whose report, dated February 14, 2017, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Select Mid Cap Growth VCT Portfolio (one of the portfolios constituting Pioneer Variable Contracts Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Portfolio's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the auditor of one or more Amundi Pioneer investment companies since 2017.

Boston, Massachusetts
February 14, 2020

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

For the year ended December 31, 2019, certain dividends paid by the Portfolio may be subject to a maximum tax rate of 20%. The Portfolio intends to designate up to the maximum amount of such dividends allowable as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2019 Form 1099-DIV.

The qualifying percentage of the Portfolio's ordinary income dividends for the purpose of the corporate dividends received deduction was 100.0%.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT
--------------------------------------------------------------------------------

Amundi Pioneer Asset Management, Inc. ("APAM") serves as the investment adviser to Pioneer Select Mid Cap Growth VCT Portfolio (the "Portfolio") pursuant to an investment management agreement between APAM and the Portfolio. In order for APAM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment management agreement for the Portfolio.

The contract review process began in January 2019 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2019, July 2019 and September 2019. In addition, the Trustees reviewed and discussed the Portfolio's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings, in connection with the review of the Portfolio's investment management agreement.

In March 2019, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Portfolio, as well as the level of investment by the Portfolio's portfolio managers in the Portfolio. In July 2019, the Trustees, among other things, reviewed the Portfolio's management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("APIAM" and, together with APAM, "Amundi Pioneer"), as compared to that of APAM's fund management business, and considered the differences between the fees and expenses of the Portfolio and the fees and expenses of APAM's and APIAM's institutional accounts, as well as the different services provided by APAM to the Portfolio and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees' request, in September 2019.

At a meeting held on September 17, 2019, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees also reviewed APAM's investment approach for the Portfolio and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. They considered the non-investment resources and personnel of APAM that are involved in APAM's services to the Portfolio, including APAM's compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM's senior management to the Pioneer Fund complex.

The Trustees considered that APAM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Portfolio were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Portfolio

In considering the Portfolio's performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Portfolio's performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Portfolio's benchmark index. They also discuss the Portfolio's performance with APAM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the investment management agreement.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT                          (continued)
--------------------------------------------------------------------------------

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Portfolio's shareowners. The Trustees noted that they separately review and consider the impact of the Portfolio's transfer agency and Portfolio- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Portfolio's expense ratio.

The Trustees considered that the Portfolio's management fee for the most recent fiscal year was in the fourth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Portfolio's Class I shares for the most recent fiscal year was in the third quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM's costs in providing services to the Portfolio and APAM's and APIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM's and APIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment management agreement with the Portfolio, APAM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the entrepreneurial risks associated with APAM's management of the Portfolio.

The Trustees concluded that the management fee payable by the Portfolio to APAM was reasonable in relation to the nature and quality of the services provided by APAM.

Profitability

The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Portfolio, including the methodology used by APAM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered APAM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM's profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered APAM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Portfolio and Portfolio shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM's commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

Other Benefits

The Trustees considered the other benefits that APAM enjoys from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid or to be paid by the Portfolio, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Portfolio and to APAM and its affiliates from the use of "soft" commission dollars generated by the Portfolio to pay for research and brokerage services.

The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi's worldwide asset management business manages over $1.6 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM's relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM's relationships with the Portfolio, including Amundi's ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi's enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Portfolio receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Portfolio, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Portfolio were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

Pioneer Select Mid Cap Growth VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Trustees and Officers
The Portfolio's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Portfolios within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Portfolios is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Portfolio includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-688-9915.

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

NAME, AGE AND POSITION        TERM OF OFFICE AND                                                     OTHER DIRECTORSHIPS
HELD WITH THE TRUST           LENGTH OF SERVICE                  PRINCIPAL OCCUPATION                HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (68)          Trustee since 2006. Serves until   Private investor (2004 - 2008 and   Director, Broadridge Financial
Chairman of the Board         a successor trustee is elected     2013 - present); Chairman (2008 -   Solutions, Inc. (investor
and Trustee                   or earlier retirement or removal.  2013) and Chief Executive Officer   communications and securities
                                                                 (2008 - 2012), Quadriserv, Inc.     processing provider for
                                                                 (technology products for            financial services industry)
                                                                 securities lending industry); and   (2009 - present); Director,
                                                                 Senior Executive Vice President,    Quadriserv, Inc. (2005 -
                                                                 The Bank of New York (financial     2013); and Commissioner, New
                                                                 and securities services)            Jersey State Civil Service
                                                                 (1986 - 2004)                       Commission (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
John E. Baumgardner, Jr. (68) Trustee since 2019. Serves until   Of Counsel (2019 - present),        Chairman, The Lakeville
Trustee                       a successor trustee is elected     Partner (1983-2018), Sullivan &     Journal Company, LLC,
                              or earlier retirement or removal.  Cromwell LLP (law firm).            (privately-held community
                                                                                                     newspaper group)
                                                                                                     (2015 - present)
------------------------------------------------------------------------------------------------------------------------------------
Diane Durnin (62)             Trustee since 2019. Serves until   Managing Director - Head of         None
Trustee                       a successor trustee is elected     Product Strategy and Development,
                              or earlier retirement or removal.  BNY Mellon Investment Management
                                                                 (2012-2018); Vice Chairman - The
                                                                 Dreyfus Corporation (2005 - 2018):
                                                                 Executive Vice President Head of
                                                                 Product, BNY Mellon Investment
                                                                 Management (2007-2012); Executive
                                                                 Director- Product Strategy, Mellon
                                                                 Asset Management (2005-2007);
                                                                 Executive Vice President Head of
                                                                 Products, Marketing and Client
                                                                 Service, Dreyfus Corporation
                                                                 (2000-2005); and Senior Vice
                                                                 President Strategic Product and
                                                                 Business Development, Dreyfus
                                                                 Corporation (1994-2000)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Select Mid Cap Growth VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

NAME, AGE AND POSITION        TERM OF OFFICE AND                                                     OTHER DIRECTORSHIPS
HELD WITH THE TRUST           LENGTH OF SERVICE                  PRINCIPAL OCCUPATION                HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (75)     Trustee since 2008. Serves until   William Joseph Maier Professor of   Trustee, Mellon
Trustee                       a successor trustee is elected     Political Economy, Harvard          Institutional Funds
                              or earlier retirement or removal.  University (1972 - present)         Investment Trust and
                                                                                                     Mellon Institutional Funds
                                                                                                     Master Portfolio (oversaw
                                                                                                     17 portfolios in fund
                                                                                                     complex) (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)      Trustee since 2017. (Advisory      Chief Investment Officer, 1199      None
Trustee                       Trustee from 2014 - 2017).         SEIU Funds (healthcare workers
                              Serves until a successor trustee   union pension funds) (2001 -
                              is elected or earlier retirement   present); Vice President -
                              or removal.                        International Investments Group,
                                                                 American International Group, Inc.
                                                                 (insurance company) (1993 - 2001);
                                                                 Vice President - Corporate Finance
                                                                 and Treasury Group, Citibank, N.A.
                                                                 (1980 - 1986 and 1990 - 1993);
                                                                 Vice President - Asset/Liability
                                                                 Management Group, Federal Farm
                                                                 Funding Corporation
                                                                 (government-sponsored issuer of
                                                                 debt securities) (1988 - 1990);
                                                                 Mortgage Strategies Group,
                                                                 Shearson Lehman Hutton, Inc.
                                                                 (investment bank) (1987 - 1988);
                                                                 and Mortgage Strategies Group,
                                                                 Drexel Burnham Lambert, Ltd.
                                                                 (investment bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (71)      Trustee since 1995. Serves until   President and Chief Executive       Director of New America
Trustee                       a successor trustee is elected     Officer, Metric Financial Inc.      High Income Fund, Inc.
                              or earlier retirement or removal.  (formerly known as Newbury Piret    (closed-end investment
                                                                 Company) (investment banking firm)  company) (2004 - present);
                                                                 (1981 - present)                    and Member, Board of
                                                                                                     Governors, Investment
                                                                                                     Company Institute
                                                                                                     (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (72)        Trustee since 2014. Serves until   Consultant (investment company      None
Trustee                       a successor trustee is elected     services) (2012 - present);
                              or earlier retirement or removal.  Executive Vice President, BNY
                                                                 Mellon (financial and investment
                                                                 company services) (1969 - 2012);
                                                                 Director, BNY International
                                                                 Financing Corp. (financial
                                                                 services) (2002 - 2012); Director,
                                                                 Mellon Overseas Investment Corp.
                                                                 (financial services) (2009 -
                                                                 2012); Director, Financial Models
                                                                 (technology) (2005-2007); Director,
                                                                 BNY Hamilton Funds, Ireland
                                                                 (offshore investment companies)
                                                                 (2004-2007); Chairman/Director,
                                                                 AIB/BNY Securities Services, Ltd.,
                                                                 Ireland (financial services)
                                                                 (1999 - 2006); and Chairman, BNY
                                                                 Alternative Investment Services,
                                                                 Inc. (financial services)
                                                                 (2005-2007)
------------------------------------------------------------------------------------------------------------------------------------

                                                                              27

Pioneer Select Mid Cap Growth VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

NAME, AGE AND POSITION        TERM OF OFFICE AND                                                     OTHER DIRECTORSHIPS
HELD WITH THE TRUST           LENGTH OF SERVICE                  PRINCIPAL OCCUPATION                HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (57)*           Trustee since 2017. Serves until   Director, CEO and President of      None
Trustee, President and Chief  a successor trustee is elected     Amundi Pioneer Asset Management
Executive Officer             or earlier retirement or removal   USA, Inc. (since September 2014);
                                                                 Director, CEO and President of
                                                                 Amundi Pioneer Asset Management,
                                                                 Inc. (since September 2014);
                                                                 Director, CEO and President of
                                                                 Amundi Pioneer Distributor, Inc.
                                                                 (since September 2014); Director,
                                                                 CEO and President of Amundi
                                                                 Pioneer Institutional Asset
                                                                 Management, Inc. (since September
                                                                 2014); Chair, Amundi Pioneer Asset
                                                                 Management USA, Inc., Amundi
                                                                 Pioneer Distributor, Inc. and
                                                                 Amundi Pioneer Institutional Asset
                                                                 Management, Inc. (September
                                                                 2014 - 2018); Managing Director,
                                                                 Morgan Stanley Investment
                                                                 Management (2010 - 2013); Director
                                                                 of Institutional Business, CEO of
                                                                 International, Eaton Vance
                                                                 Management (2005 - 2010); and
                                                                 Director of Amundi USA, Inc.
                                                                 (since 2017)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (61)*       Trustee since 2014. Serves until   Director and Executive Vice         None
Trustee                       a successor trustee is elected     President (since 2008) and Chief
                              or earlier retirement or removal   Investment Officer, U.S. (since
                                                                 2010) of Amundi Pioneer Asset
                                                                 Management USA, Inc.; Director and
                                                                 Executive Vice President and Chief
                                                                 Investment Officer, U.S. of Amundi
                                                                 Pioneer (since 2008); Executive
                                                                 Vice President and Chief
                                                                 Investment Officer, U.S. of Amundi
                                                                 Pioneer Institutional Asset
                                                                 Management, Inc. (since 2009);
                                                                 Portfolio Manager of Amundi
                                                                 Pioneer (since 1999); and Director
                                                                 of Amundi USA, Inc. (since 2017)
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

------------------------------------------------------------------------------------------------------------------------------------
FUND OFFICERS
------------------------------------------------------------------------------------------------------------------------------------

NAME, AGE AND POSITION        TERM OF OFFICE AND                                                     OTHER DIRECTORSHIPS
HELD WITH THE TRUST           LENGTH OF SERVICE                  PRINCIPAL OCCUPATION                HELD BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (55)    Since 2003. Serves at the          Vice President and Associate        None
Secretary and Chief Legal     discretion of the Board            General Counsel of Amundi Pioneer
Officer                                                          since January 2008; Secretary and
                                                                 Chief Legal Officer of all of the
                                                                 Pioneer Funds since June 2010;
                                                                 Assistant Secretary of all of the
                                                                 Pioneer Funds from September 2003
                                                                 to May 2010; and Vice President
                                                                 and Senior Counsel of Amundi
                                                                 Pioneer from July 2002 to
                                                                 December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (58)        Since 2010. Serves at the          Fund Governance Director of Amundi  None
Assistant Secretary           discretion of the Board            Pioneer since December 2006 and
                                                                 Assistant Secretary of all the
                                                                 Pioneer Funds since June 2010;
                                                                 Manager - Fund Governance of
                                                                 Amundi Pioneer from December 2003
                                                                 to November 2006; and Senior
                                                                 Paralegal of Amundi Pioneer from
                                                                 January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Select Mid Cap Growth VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FUND OFFICERS
------------------------------------------------------------------------------------------------------------------------------------

NAME, AGE AND POSITION        TERM OF OFFICE AND                                                     OTHER DIRECTORSHIPS
HELD WITH THE TRUST           LENGTH OF SERVICE                  PRINCIPAL OCCUPATION                HELD BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (57)             Since 2010. Serves at the          Senior Counsel of Amundi Pioneer    None
Assistant Secretary           discretion of the Board            since May 2013 and Assistant
                                                                 Secretary of all the Pioneer Funds
                                                                 since June 2010; and Counsel of
                                                                 Amundi Pioneer from June 2007 to
                                                                 May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (60)          Since 2008. Serves at the          Vice President - Fund Treasury of   None
Treasurer and Chief Financial discretion of the Board            Amundi Pioneer; Treasurer of all
and Accounting Officer                                           of the Pioneer Funds since March
                                                                 2008; Deputy Treasurer of Amundi
                                                                 Pioneer from March 2004 to
                                                                 February 2008; and Assistant
                                                                 Treasurer of all of the Pioneer
                                                                 Funds from March 2004 to
                                                                 February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (54)         Since 2000. Serves at the          Director - Fund Treasury of Amundi  None
Assistant Treasurer           discretion of the Board            Pioneer; and Assistant Treasurer
                                                                 of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (61)            Since 2002. Serves at the          Senior Manager - Fund Treasury of   None
Assistant Treasurer           discretion of the Board            Amundi Pioneer; and Assistant
                                                                 Treasurer of all of the
                                                                 Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
John Malone (48)              Since 2018. Serves at the          Managing Director, Chief            None
Chief Compliance Officer      discretion of the Board            Compliance Officer of Amundi
                                                                 Pioneer Asset Management; Amundi
                                                                 Pioneer Institutional Asset
                                                                 Management, Inc.; and the Pioneer
                                                                 Funds since September 2018; and
                                                                 Chief Compliance Officer of Amundi
                                                                 Pioneer Distributor, Inc. since
                                                                 January 2014.
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (48)          Since 2006. Serves at the          Vice President - Amundi Pioneer     None
Anti-Money Laundering         discretion of the Board            Asset Management; and Anti-Money
Officer                                                          Laundering Officer of all the
                                                                 Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

                                                                              29

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   18655-14-0220

                                                         [LOGO]   Amundi Pioneer
                                                                  ==============
                                                                ASSET MANAGEMENT

                                                PIONEER VARIABLE CONTRACTS TRUST

                             Pioneer Bond VCT Portfolio -- Class I and II Shares

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio's shareholder reports like this one by mail, unless you specifically request paper copies of the reports from the insurance company that offers your variable annuity or variable life insurance contract or from your financial intermediary. Instead, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a shareholder report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future Portfolio shareholder reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all funds available under your contract with the insurance company.

                                                                   ANNUAL REPORT

                                                               December 31, 2019

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Bond VCT Portfolio

  Portfolio and Performance Update                                            2

  Comparing Ongoing Portfolio Expenses                                        3

  Portfolio Management Discussion                                             4

  Schedule of Investments                                                     8

  Financial Statements                                                       37

  Notes to Financial Statements                                              42

  Report of Independent Registered Public Accounting Firm                    50

  Approval of Investment Management Agreement                                51

  Trustees, Officers and Service Providers                                   54

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission's web site at https://www.sec.gov.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/19
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds                                                           32.7%
U.S. Government and Agency Obligations                                    27.2%
Collateralized Mortgage Obligations                                       22.7%
Asset Backed Securities                                                   12.8%
Senior Secured Floating Rate Loan Interests                                2.4%
Affiliated Closed-End Fund (k)                                             1.4%
Foreign Government Bond                                                    0.3%
Convertible Preferred Stock                                                0.3%
Municipal Bonds                                                            0.2%
Insurance-Linked Securities                                                0.0%+

+     Amount rounds to less than 0.1%.

5 Largest Holdings
(As a percentage of total investments)*

1.  Pioneer ILS Interval Fund (k)                                          1.41%
--------------------------------------------------------------------------------
2.  U.S. Treasury Inflation Indexed
    Bonds, 0.875%, 2/15/47                                                 1.39
--------------------------------------------------------------------------------
3.  U.S. Treasury Inflation Indexed
    Bonds, 1.0%, 2/15/48                                                   1.30
--------------------------------------------------------------------------------
4.  U.S. Treasury Inflation Indexed
    Bonds, 1.0%, 2/15/46                                                   1.13
--------------------------------------------------------------------------------
5.  U.S. Treasury Inflation Indexed
    Bonds, 1.0%, 2/15/49                                                   1.02
--------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

(k) Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Pioneer Asset Management, Inc.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/19
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share             12/31/19            12/31/18
   Class I                             $11.17              $10.56
   Class II                            $11.19              $10.59

                               Net
Distributions per Share        Investment     Short-Term        Long-Term
(1/1/19 -- 12/31/19)           Income         Capital Gains     Capital Gains
   Class I                     $0.3585        $   --            $   --
   Class II                    $0.3318        $   --            $   --

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and Class II shares of Pioneer Bond VCT Portfolio at net asset value during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

           Pioneer Bond VCT       Pioneer Bond VCT       Bloomberg Barclays U.S.
           Portfolio Class I      Portfolio Class II     Aggregate Bond Index
12/09      $10,000                $10,000                $10,000
12/10      $10,921                $10,896                $10,654
12/11      $11,526                $11,482                $11,490
12/12      $12,534                $12,450                $11,974
12/13      $12,661                $12,553                $11,732
12/14      $13,427                $13,281                $12,431
12/15      $13,468                $13,291                $12,500
12/16      $14,019                $13,814                $12,831
12/17      $14,580                $14,331                $13,285
12/18      $14,457                $14,176                $13,287
12/19      $15,798                $15,438                $14,445

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market value-weighted measure of Treasury and agency issues, corporate bond issues and mortgage-backed securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2019)

--------------------------------------------------------------------------------
                                                             Bloomberg Barclays
                                                                 U.S. Aggregate
                                    Class I     Class II             Bond Index
--------------------------------------------------------------------------------
10 Years                            4.68%        4.44%                    3.75%
5 Years                             3.31%        3.06%                    3.05%
1 Year                              9.27%        8.90%                    8.72%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.    Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Bond VCT Portfolio

Based on actual returns from July 1, 2019 through December 31, 2019.

Share Class                                              I                II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/19                    $1,000.00        $1,000.00
Ending Account Value on 12/31/19                     $1,026.68        $1,025.42
Expenses Paid During Period*                         $    3.01        $    4.29

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.59% and 0.84% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Bond VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2019 through December 31, 2019.

Share Class                                              I                II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/19                    $1,000.00        $1,000.00
Ending Account Value on 12/31/19                     $1,022.23        $1,020.97
Expenses Paid During Period*                         $    3.01        $    4.28

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.59% and 0.84% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/19
--------------------------------------------------------------------------------

Call 1-800-688-9915 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Brad Komenda discusses the factors that affected the performance of Pioneer Bond VCT Portfolio during the 12-month period ended December 31, 2019. Mr. Komenda, Senior Vice President, Deputy Director of Investment Grade Corporates, and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), is responsible for the daily management of the Portfolio, along with Kenneth J. Taubes, Executive Vice President and Chief Investment Officer, U.S., and a portfolio manager at Amundi Pioneer, and Timothy Rowe, Managing Director, Director of Multisector Fixed Income, and a portfolio manager at Amundi Pioneer.

Q: How did the Portfolio perform during the 12-month period ended December 31, 2019?

A: Pioneer Bond VCT Portfolio's Class I shares returned 9.27% at net asset value during the 12-month period ended December 31, 2019, and Class II shares returned 8.90%, while the Portfolio's benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the Bloomberg Barclays Index), returned 8.72%.

Q: How would you describe the investment environment in the fixed-income markets during the 12-month period?

A: After coming under stress in late 2018, risk-oriented assets rebounded sharply in January of 2019 as the Federal Reserve (Fed), after raising interest rates four times in 2018, pivoted from a tightening stance on monetary policy to a less-aggressive tone, announcing an early end to its balance-sheet reduction program and indicating it was leaning toward putting further rate increases on pause. In addition, weak economic data out of the euro zone and China led to renewed accommodation from the European Central Bank and the People's Bank of China, to go along with the Fed's actions. Modest progress on trade matters, a firming in oil prices, and positive corporate earnings reports also helped boost credit sentiment at the beginning of 2019.

      While there was some interim market volatility, credit-sensitive assets generally maintained a firm tone through the end of April, before wavering in May on President Trump's announcement of plans to institute a 25% tariff on some $200 billion worth of Chinese goods. In response to the escalation in the U.S.-China trade war, which threatened an already fragile economic growth backdrop, the Fed signaled a willingness to implement one or more cuts in the federal funds rate before the end of 2019. The Fed's policy reversal spurred a strong rally in the bond market.

      August and September of 2019 saw periods when the yield curve became inverted, meaning that along some portion of the curve, yields for longer maturities were lower than those for shorter maturities. An inverted yield curve has historically been viewed as a foreshadowing of recession, and so that occurrence added to uncertainty in the credit markets.

      The fourth quarter of 2019 saw a cooling in bond market returns. The Fed, after having reduced interest rates by 0.25% in both July and September, implemented a third consecutive quarter-point reduction in the benchmark federal funds rate at its October 30 meeting, leaving the target range at 1.50% to 1.75%. However, the Fed signaled that its latest move likely represented the end of its downward rate adjustments.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

      The yield curve steepened over the fourth quarter of 2019 as the Fed's cutting of short-term rates appeared to have stabilized investor sentiment. (When the yield curve steepens, the gap between the yields on short-term bonds and long-term bonds increases.) More credit-sensitive areas of the market outperformed headed into the end of the calendar year on signs of stronger economic growth and an improved tone to trade negotiations between the U.S. and China.

      Over the 12-month period ended December 31, 2019, the Treasury curve finished lower along its length and the curve steepened. The investment-grade corporate market posted a return of 14.54% for the full calendar year, while high-yield corporate bonds returned 14.32%. Returns for U.S. Treasuries and securitized sectors such as residential mortgage-backed securities (RMBS), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) were comfortably into positive territory for the 12-month period, but lagged the returns of corporate credit by a wide margin.

Q: What factors influenced the Portfolio's performance relative to the benchmark Bloomberg Barclays Index during the 12-month period ended December 31, 2019?

A: Positive contributions to the Portfolio's benchmark-relative performance during the 12-month period came primarily from asset allocations, most notably an underweight to U.S. Treasuries. Security selection results also made a small positive contribution to the Portfolio's relative returns.

      Our tactical shifts within the Portfolio with respect to credit exposure throughout the 12-month period contributed meaningfully to benchmark-relative performance. As spreads approached their widest point in late 2018, we began to add risk to the Portfolio in the form of both investment-grade and high-yield corporates. We continued to add risk into March of 2019 as recession fears abated, allowing the Portfolio's relative returns to benefit from the strong performance of corporate credit. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

      Benchmark-relative performance within the Portfolio's allocation to securitized assets was mixed during the 12-month period. Selection was positive among holdings of pass-through mortgage-backed securities (MBS), as our focus on owning call-protected, specified pools was rewarded when prepayments on underlying loans accelerated with the decline in interest rates as the period progressed. Conversely, overweights to ABS, CMBS, and collateralized mortgage obligations (CMOs) modestly constrained the Portfolio's returns relative to the Bloomberg Barclays Index.

      A small Portfolio position in floating-rate bank loans contributed positively to benchmark-relative performance, as investor sentiment about the asset class recovered after an earlier sell-off. Meanwhile, an approximate 5% allocation to Treasury Inflation-Protected Securities
      (TIPS) detracted slightly from the Portfolio's benchmark-relative results. TIPS lagged nominal Treasuries during the 12-month period as inflation expectations declined. In addition, TIPS did not benefit from declining interest rates to the same degree as comparable-maturity Treasuries.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/19                             (continued)
--------------------------------------------------------------------------------

      We kept the Portfolio's duration and corresponding sensitivity to interest-rate changes in a range modestly below that of the benchmark during the 12-month period. As a result, duration positioning was a constraint on relative performance as Treasury yields finished the year lower than where they began the year. In addition, a Portfolio overweight to the 30-year part of the curve late in the period weighed on returns as yields rose on longer maturities. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

Q: Did the Portfolio have any exposure to derivative securities during the 12-month period ended December 31, 2019? If so, did the derivatives have any material impact on performance?

A: Yes, we invested the Portfolio in Treasury futures and credit-default swaps during the 12-month period. We invest in Treasury futures as part of our duration-management strategy for the Portfolio. We believe the use of Treasury futures allows us to express our views on duration and yield-curve positioning in the most efficient manner. We invest in credit-default swaps to either gain or reduce Portfolio exposure to corporate bonds very quickly, as cash-bond transactions take a little more time to settle. The use of derivatives did not materially impact the Portfolio's performance, as they were used as hedging instruments.

Q: What factors affected the Portfolio's yield, or distributions to shareholders, during the 12-month period ended December 31, 2019?

A: The overall decline in Treasury yields contributed to lower Portfolio distributions* over the 12-month period, as did the tightening of credit spreads.

Q: What is your investment outlook, and how have you positioned the Portfolio heading into a new fiscal year?

A: We remain comfortable with a more or less neutral Portfolio weighting to corporate credit. Based on historical averages, credit valuations are relatively tight. At the same time, the asset class has continued to receive support from the accommodative direction of global central banks, including the Fed, while the risks to economic growth from an uncontrolled trade war seem to have receded. As a result, we do not view current valuations as extreme, given our expectations for a continued low default rate. We see near-term performance of corporate credit as most likely to be driven by the coupon component of return as opposed to further spread-tightening.

      Under conditions featuring tight spreads, market jitters over any sign of recession, and elevated geopolitical uncertainty, we expect to see performance dispersion among individual issuers within corporate credit. As a result, we view security selection as being of heightened importance in the current environment. In that vein, we have become more cautious on investment-grade corporate credit outside of the banking sector. While not extreme, valuations are not inexpensive following the rally of early 2019, and as the use of leverage to finance share buybacks and mergers and acquisitions has risen, so has the risk of companies in the BBB-quality range

*     Distributions are not guaranteed.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

A Word About Risk:

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise.

Investments in the Portfolio are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

The securities issued by U.S. Government-sponsored entities (i.e., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. Government.

The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

      being downgraded to high-yield status. One area of focus for us in managing the Portfolio is the subordinated debt of systemically significant banks in core Europe, as we believe the category presents a favorable risk/return profile.

      On balance, we are most positive on securitized assets, where valuations are less extended and a healthy consumer has continued to support fundamentals. More broadly, unlike with the corporate sector, the quality of securitized assets typically is not as vulnerable to a cyclical increase in the use of leverage. In particular, we view RMBS as attractive, due to a number of factors. For example, housing is in historically short supply, which has been helping to drive up valuations for underlying MBS collateral, while unemployment has remained low and consumer balance sheets are sound in aggregate. In addition, we have maintained significant Portfolio exposure to assets such as agency MBS, which feature a high degree of liquidity.

      Our goal is to position the Portfolio in such a way that we are able to take advantage of any opportunities to add credit exposure, especially if those opportunities are created by market volatility that is disconnected from economic fundamentals.

Please refer to the Schedule of Investments on pages 8 to 36 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/19
--------------------------------------------------------------------------------

      Shares                                                                                                                   Value
                        UNAFFILIATED ISSUERS -- 98.1%
                        CONVERTIBLE PREFERRED STOCK -- 0.3% of Net Assets
                        Banks -- 0.3%
         330(a)         Wells Fargo & Co., 7.5%                                                                         $    478,500
                                                                                                                        ------------
                        Total Banks                                                                                     $    478,500
                                                                                                                        ------------
                        TOTAL CONVERTIBLE PREFERRED STOCK
                        (Cost $358,185)                                                                                 $    478,500
                                                                                                                        ------------

   Principal
      Amount
      USD ($)
                        ASSET BACKED SECURITIES -- 12.8% of Net Assets
     250,000(b)         522 Funding CLO I, Ltd., Series 2019-1A, Class D, 0.0% (3 Month USD LIBOR + 420 bps),
                        1/15/33 (144A)                                                                                  $    250,468
     500,000            American Credit Acceptance Receivables Trust, Series 2019-2, Class E, 4.29%, 6/12/25 (144A)          506,188
     100,000            Amur Equipment Finance Receivables VI LLC, Series 2018-2A, Class C, 4.27%, 1/20/23 (144A)            103,231
     200,000            Amur Equipment Finance Receivables VI LLC, Series 2018-2A, Class D, 4.45%, 6/20/23 (144A)            206,124
     100,000            Avid Automobile Receivables Trust, Series 2018-1, Class B, 3.85%, 7/15/24 (144A)                     100,800
     156,882(c)         Bayview Koitere Fund Trust, Series 2017-RT4, Class A, 3.5%, 7/28/57 (144A)                           159,571
     175,090(c)         Bayview Opportunity Master Fund IVa Trust, Series 2017-RT1, Class A1, 3.0%, 3/28/57 (144A)           176,383
     100,000            BCC Funding XIV LLC, Series 2018-1A, Class B, 3.39%, 8/21/23 (144A)                                  101,561
           48(b)        Bear Stearns Asset Backed Securities Trust, Series 2006-SD2, Class A3, 2.282% (1 Month
                        USD LIBOR + 49 bps), 6/25/36                                                                              47
     250,000(b)         Benefit Street Partners CLO XIX, Ltd., Series 2019-19A, Class E, 0.0% (3 Month USD
                        LIBOR + 702 bps), 1/15/33 (144A)                                                                     246,250
     250,000(b)         Carlyle US CLO, Ltd., Series 2019-4A, Class C, 0.0% (3 Month USD LIBOR + 400 bps),
                        1/15/33 (144A)                                                                                       250,000
     173,844            Cazenovia Creek Funding II LLC, Series 2018-1A, Class A, 3.561%, 7/15/30 (144A)                      174,835
     400,000            CIG Auto Receivables Trust, Series 2019-1A, Class B, 3.59%, 8/15/24 (144A)                           406,026
     160,000            Conn's Receivables Funding LLC, Series 2019-B, Class B, 3.62%, 6/17/24 (144A)                        160,030
     300,000            Continental Credit Card ABS LLC, Series 2019-1A, Class A, 3.83%, 8/15/26 (144A)                      302,159
     100,000            CoreVest American Finance Trust, Series 2017-1, Class C, 3.756%, 10/15/49 (144A)                     100,826
     300,000            Domino's Pizza Master Issuer LLC, Series 2019-1A, Class A2, 3.668%, 10/25/49 (144A)                  300,051
     250,000            Drive Auto Receivables Trust, Series 2019-1, Class C, 3.78%, 4/15/25                                 254,309
     150,000            Elm Trust, Series 2018-2A, Class A2, 4.605%, 10/20/27 (144A)                                         150,715
      27,204(d)         Equifirst Mortgage Loan Trust, Series 2003-1, Class IF1, 4.01%, 12/25/32                              27,790
     130,872            FCI Funding LLC, Series 2019-1A, Class A, 3.63%, 2/18/31 (144A)                                      131,426
     100,000(c)         Finance of America Structured Securities Trust, Series 2019-HB1, Class M2, 3.676%,
                        4/25/29 (144A)                                                                                       100,050
     100,000(c)         Finance of America Structured Securities Trust, Series 2019-HB1, Class M3, 3.813%,
                        4/25/29 (144A)                                                                                       101,300
     398,849            Finance of America Structured Securities Trust, Series 2019-JR3, Class JR2, 2.0%, 9/25/69            400,849
      45,000            First Investors Auto Owner Trust, Series 2015-2A, Class D, 4.22%, 12/15/21 (144A)                     45,247
     250,000            Foundation Finance Trust, Series 2019-1A, Class B, 4.22%, 11/15/34 (144A)                            258,002
     250,000            Foursight Capital Automobile Receivables Trust, Series 2019-1, Class D, 3.27%, 6/16/25 (144A)        252,824
     220,000            Genesis Sales Finance Master Trust, Series 2019-AA, Class A, 4.68%, 8/20/23 (144A)                   223,946
     250,000(b)         Goldentree Loan Management US CLO 6, Ltd., Series 2019-6A, Class D, 5.607% (3 Month
                        USD LIBOR + 385 bps), 1/20/33 (144A)                                                                 249,991
     100,000(b)         Hertz Fleet Lease Funding LP, Series 2016-1, Class E, 5.215% (1 Month USD LIBOR + 350 bps),
                        4/10/30 (144A)                                                                                       100,284
     156,261(b)         Home Partners of America Trust, Series 2018-1, Class A, 2.637% (1 Month USD LIBOR +
                        90 bps), 7/17/37 (144A)                                                                              156,236
      99,039            Home Partners of America Trust, Series 2019-1, Class D, 3.406%, 9/17/39 (144A)                        97,785

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

   Principal
      Amount
      USD ($)                                                                                                                  Value
                        ASSET BACKED SECURITIES -- (continued)
      20,002            Icon Brand Holdings LLC, Series 2013-1A, Class A2, 4.352%, 1/25/43 (144A)                       $     14,115
     100,000(b)         Invitation Homes Trust, Series 2018-SFR1, Class C, 2.987% (1 Month USD LIBOR +
                        125 bps), 3/17/37 (144A)                                                                              99,756
     160,000(b)         Invitation Homes Trust, Series 2018-SFR2, Class D, 3.19% (1 Month USD LIBOR +
                        145 bps), 6/17/37 (144A)                                                                             160,199
     240,000(b)         Invitation Homes Trust, Series 2018-SFR3, Class D, 3.387% (1 Month USD LIBOR +
                        165 bps), 7/17/37 (144A)                                                                             240,822
     540,000(b)         Invitation Homes Trust, Series 2018-SFR3, Class E, 3.737% (1 Month USD LIBOR +
                        200 bps), 7/17/37 (144A)                                                                             541,691
      21,376            JG Wentworth XXII LLC, Series 2010-3A, Class A, 3.82%, 12/15/48 (144A)                                22,033
     246,587            JG Wentworth XLIII LLC, Series 2019-1A, Class A, 3.82%, 8/17/71 (144A)                               257,985
     200,000            Kabbage Funding LLC, Series 2019-1, Class A, 3.825%, 3/15/24 (144A)                                  202,207
     500,000            Kabbage Funding LLC, Series 2019-1, Class B, 4.071%, 3/15/24 (144A)                                  504,921
     250,000(b)         Madison Park Funding XXXVI, Ltd., Series 2019-36A, Class E, 7.25% (3 Month USD LIBOR +
                        725 bps), 1/15/33 (144A)                                                                             249,988
      55,178            Marlette Funding Trust, Series 2018-3A, Class A, 3.2%, 9/15/28 (144A)                                 55,285
     150,000            Marlette Funding Trust, Series 2019-2A, Class C, 4.11%, 7/16/29 (144A)                               151,992
     479,554(c)         Mill City Mortgage Loan Trust, Series 2018-2, Class M1, 3.75%, 5/25/58 (144A)                        496,628
     197,540            Mosaic Solar Loan Trust, Series 2019-2A, Class A, 2.88%, 9/20/40 (144A)                              197,391
     128,271(b)         Newtek Small Business Loan Trust, Series 2017-1, Class A, 3.792% (1 Month USD LIBOR +
                        200 bps), 2/15/43 (144A)                                                                             129,152
     250,000            NFAS LLC, Series 2019-1, Class A, 4.172%, 8/15/24 (144A)                                             251,645
     300,000            NMEF Funding 2015-A LLC, Series 2019-A, Class B, 3.06%, 8/15/26 (144A)                               299,964
      75,549(b)         NovaStar Mortgage Funding Trust, Series 2005-3, Class M1, 2.467% (1 Month USD LIBOR +
                        68 bps), 1/25/36                                                                                      75,482
     130,000            Progress Residential Trust, Series 2017-SFR1, Class E, 4.261%, 8/17/34 (144A)                        132,516
     100,000            Progress Residential Trust, Series 2017-SFR2, Class B, 3.196%, 12/17/34 (144A)                        99,892
     130,000            Progress Residential Trust, Series 2017-SFR2, Class E, 4.142%, 12/17/34 (144A)                       130,732
     350,000            Progress Residential Trust, Series 2018-SFR2, Class A, 3.712%, 8/17/35 (144A)                        355,034
     100,000            Progress Residential Trust, Series 2018-SFR2, Class D, 4.338%, 8/17/35 (144A)                        101,778
     110,000            Progress Residential Trust, Series 2018-SFR2, Class E, 4.656%, 8/17/35 (144A)                        112,419
     190,000            Progress Residential Trust, Series 2018-SFR3, Class E, 4.873%, 10/17/35 (144A)                       195,654
     300,000            Progress Residential Trust, Series 2019-SFR2, Class E, 4.142%, 5/17/36 (144A)                        304,139
     300,000            Republic Finance Issuance Trust, Series 2019-A, Class A, 3.43%, 11/22/27 (144A)                      299,484
     100,000(c)         RMF Buyout Issuance Trust, Series 2019-1, Class M3, 3.011%, 7/25/29 (144A)                           100,064
      45,677            SCF Equipment Leasing LLC, Series 2017-2A, Class A, 3.41%, 12/20/23 (144A)                            45,706
     200,000            SCF Equipment Leasing LLC, Series 2019-1A, Class C, 3.92%, 11/20/26 (144A)                           201,245
     200,000            SCF Equipment Leasing LLC, Series 2019-2A, Class C, 3.11%, 6/21/27 (144A)                            199,747
     200,000            Small Business Lending Trust, Series 2019-A, Class B, 3.42%, 7/15/26 (144A)                          199,377
     250,000(b)         Sound Point CLO XXV, Ltd., Series 2019-4A, Class D, 0.0% (3 Month USD LIBOR +
                        411 bps), 1/15/33 (144A)                                                                             247,500
     422,554            SpringCastle Funding Asset-Backed Notes, Series 2019-AA, Class A, 3.2%, 5/27/36 (144A)               424,123
      97,667            STORE Master Funding I LLC, Series 2015-1A, Class A1, 3.75%, 4/20/45 (144A)                           97,807
     350,000(c)         Towd Point Mortgage Trust, Series 2015-1, Class A6, 3.952%, 10/25/53 (144A)                          360,756
     250,000(c)         Towd Point Mortgage Trust, Series 2015-2, Class 1B3, 3.799%, 11/25/60 (144A)                         249,954
     157,913(c)         Towd Point Mortgage Trust, Series 2015-3, Class A1B, 3.0%, 3/25/54 (144A)                            158,119
     300,000(c)         Towd Point Mortgage Trust, Series 2015-6, Class B1, 4.022%, 4/25/55 (144A)                           319,355
     300,000(c)         Towd Point Mortgage Trust, Series 2016-1, Class B1, 4.286%, 2/25/55 (144A)                           321,604
     300,000(c)         Towd Point Mortgage Trust, Series 2016-2, Class B2, 3.552%, 8/25/55 (144A)                           299,824

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/19                                     (continued)
--------------------------------------------------------------------------------

   Principal
      Amount
      USD ($)                                                                                                                  Value
                        ASSET BACKED SECURITIES -- (continued)
     460,000(c)         Towd Point Mortgage Trust, Series 2016-3, Class B1, 4.143%, 4/25/56 (144A)                      $    485,940
     300,000(c)         Towd Point Mortgage Trust, Series 2016-4, Class B1, 4.023%, 7/25/56 (144A)                           314,368
     550,000(c)         Towd Point Mortgage Trust, Series 2016-4, Class M1, 3.25%, 7/25/56 (144A)                            554,858
     125,000(c)         Towd Point Mortgage Trust, Series 2016-5, Class M2, 3.375%, 10/25/56 (144A)                          125,346
     325,000(c)         Towd Point Mortgage Trust, Series 2017-2, Class M2, 3.75%, 4/25/57 (144A)                            335,845
     400,000(c)         Towd Point Mortgage Trust, Series 2017-4, Class M2, 3.25%, 6/25/57 (144A)                            399,662
     765,000(c)         Towd Point Mortgage Trust, Series 2017-6, Class A2, 3.0%, 10/25/57 (144A)                            768,108
     500,000(c)         Towd Point Mortgage Trust, Series 2017-6, Class M1, 3.25%, 10/25/57 (144A)                           504,298
     780,000(c)         Towd Point Mortgage Trust, Series 2018-2, Class A2, 3.5%, 3/25/58 (144A)                             793,348
     350,000(c)         Towd Point Mortgage Trust, Series 2018-3, Class M2, 3.875%, 5/25/58 (144A)                           355,973
     500,000(c)         Towd Point Mortgage Trust, Series 2018-5, Class A1B, 3.25%, 7/25/58 (144A)                           510,892
     279,821(c)         Towd Point Mortgage Trust, Series 2018-SJ1, Class A1, 4.0%, 10/25/58 (144A)                          281,776
     850,000(c)         Towd Point Mortgage Trust, Series 2019-2, Class A2, 3.75%, 12/25/58 (144A)                           890,743
     300,000(c)         Towd Point Mortgage Trust, Series 2019-3, Class M1, 4.25%, 2/25/59 (144A)                            320,311
     500,000(b)         Towd Point Mortgage Trust, Series 2019-HY2, Class A2, 3.192% (1 Month USD LIBOR +
                        140 bps), 5/25/58 (144A)                                                                             505,689
     354,114(c)         Towd Point Mortgage Trust, Series 2019-HY2, Class XA, 5.0%, 5/25/58 (144A)                           353,634
     350,000(b)         Towd Point Mortgage Trust, Series 2019-HY3, Class A2, 3.092% (1 Month USD LIBOR +
                        130 bps), 10/25/59 (144A)                                                                            352,517
     139,743(c)         Towd Point Mortgage Trust, Series 2019-MH1, Class A1, 3.0%, 11/25/58 (144A)                          140,394
     200,000(b)         Trafigura Securitisation Finance Plc, Series 2017-1A, Class A1, 2.59% (1 Month USD
                        LIBOR + 85 bps), 12/15/20 (144A)                                                                     200,096
     310,000            Tricon American Homes Trust, Series 2019-SFR1, Class A, 2.75%, 3/17/38 (144A)                        310,587
     100,000            US Auto Funding LLC, Series 2019-1A, Class B, 3.99%, 12/15/22 (144A)                                 101,258
      11,528            Welk Resorts LLC, Series 2015-AA, Class A, 2.79%, 6/16/31 (144A)                                      11,536
     182,737            Welk Resorts LLC, Series 2019-AA, Class D, 4.03%, 6/15/38 (144A)                                     183,726
      81,112            Westgate Resorts LLC, Series 2017-1A, Class A, 3.05%, 12/20/30 (144A)                                 81,427
     149,567            Westgate Resorts LLC, Series 2018-1A, Class C, 4.1%, 12/20/31 (144A)                                 151,049
     140,000            Westlake Automobile Receivables Trust, Series 2018-3A, Class E, 4.9%, 12/15/23 (144A)                144,425
      93,345            WRG Debt Funding II LLC, Series 2017-1, Class A, 4.458%, 3/15/26 (144A)                               93,345
                        TOTAL ASSET BACKED SECURITIES
                        (Cost $23,919,183)                                                                              $ 24,274,540
                        COLLATERALIZED MORTGAGE OBLIGATIONS -- 22.6% of Net Assets
     250,000            A10 Term Asset Financing LLC, Series 2017-1A, Class B, 3.15%, 3/15/36 (144A)                    $    250,027
     100,000            American Homes 4 Rent Trust, Series 2015-SFR1, Class C, 4.11%, 4/17/52 (144A)                        103,650
     100,000(c)         Angel Oak Mortgage Trust I LLC, Series 2019-1, Class M1, 4.5%, 11/25/48 (144A)                       102,866
     230,000(c)         Angel Oak Mortgage Trust I LLC, Series 2019-2, Class M1, 4.065%, 3/25/49 (144A)                      234,147
     410,000            BANK, Series 2017-BNK7, Class AS, 3.748%, 9/15/60                                                    435,653
     240,143(d)(e)      Bayview Commercial Asset Trust, Series 2007-2A, Class IO, 0.0%, 7/25/37 (144A)                            --
     155,778(c)         Bayview Opportunity Master Fund IVb Trust, Series 2017-RT2, Class A, 3.5%, 8/28/57 (144A)            157,572
     219,805(b)         Bear Stearns ALT-A Trust, Series 2005-7, Class 11A1, 2.332% (1 Month USD LIBOR +
                        54 bps), 8/25/35                                                                                     221,731
     138,299(b)         Bellemeade Re, Ltd., Series 2018-1A, Class M1B, 3.392% (1 Month USD LIBOR + 160 bps),
                        4/25/28 (144A)                                                                                       138,488
     190,000(b)         Bellemeade Re, Ltd., Series 2018-2A, Class M1B, 3.142% (1 Month USD LIBOR + 135 bps),
                        8/25/28 (144A)                                                                                       190,479
     505,000(b)         Bellemeade Re, Ltd., Series 2018-3A, Class M1B, 3.642% (1 Month USD LIBOR + 185 bps),
                        10/25/28 (144A)                                                                                      505,957

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

   Principal
      Amount
      USD ($)                                                                                                                  Value
                        COLLATERALIZED MORTGAGE OBLIGATIONS -- (continued)
     180,000(b)         Bellemeade Re, Ltd., Series 2018-3A, Class M2, 4.542% (1 Month USD LIBOR + 275 bps),
                        10/25/28 (144A)                                                                                 $    182,021
     150,000(b)         Bellemeade Re, Ltd., Series 2019-1A, Class M1B, 3.542% (1 Month USD LIBOR + 175 bps),
                        3/25/29 (144A)                                                                                       149,648
     150,000(b)         Bellemeade Re, Ltd., Series 2019-1A, Class M2, 4.492% (1 Month USD LIBOR + 270 bps),
                        3/25/29 (144A)                                                                                       150,586
     350,000            Benchmark Mortgage Trust, Series 2018-B2, Class A4, 3.615%, 2/15/51                                  374,452
     125,000            Benchmark Mortgage Trust, Series 2018-B5, Class A3, 3.944%, 7/15/51                                  137,140
     250,000            Benchmark Mortgage Trust, Series 2018-B8, Class A4, 3.963%, 1/15/52                                  275,244
     265,000            Benchmark Mortgage Trust, Series 2019-B14, Class AS, 3.352%, 12/15/62                                273,976
     400,000            BX Trust, Series 2019-OC11, Class A, 3.202%, 12/9/41 (144A)                                          411,413
     100,000            CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class A, 3.357%, 4/10/29 (144A)                  100,687
     120,000            CD Mortgage Trust, Series 2018-CD7, Class A3, 4.013%, 8/15/51                                        132,441
     140,000            CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A2, 3.597%, 1/10/48                           147,896
     295,298(c)         Chase Home Lending Mortgage Trust, Series 2019-ATR2, Class A4, 3.5%, 7/25/49 (144A)                  298,164
     394,386(c)         Chase Home Lending Mortgage Trust, Series 2019-1, Class A3, 3.5%, 3/25/50 (144A)                     400,487
     190,315(b)         Chase Mortgage Reference Notes, Series 2019-CL1, Class M1, 3.142% (1 Month USD LIBOR +
                        135 bps), 4/25/47                                                                                    189,610
     190,315(b)         Chase Mortgage Reference Notes, Series 2019-CL1, Class M2, 3.492% (1 Month USD LIBOR +
                        170 bps), 4/25/47                                                                                    189,710
       8,124(c)         CHL Mortgage Pass-Through Trust, Series 2003-56, Class 4A2, 4.165%, 12/25/33                           8,113
     250,000(c)         Citigroup Commercial Mortgage Trust, Series 2014-GC19, Class B, 4.805%, 3/10/47                      269,876
     250,000(c)         Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class B, 4.345%, 10/10/47                     264,601
     150,000            Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class A5, 3.137%, 2/10/48                     155,017
     125,000(c)         Citigroup Commercial Mortgage Trust, Series 2015-GC33, Class B, 4.572%, 9/10/58                      135,060
     250,000            Citigroup Commercial Mortgage Trust, Series 2016-P5, Class D, 3.0%, 10/10/49 (144A)                  221,563
     300,000            Citigroup Commercial Mortgage Trust, Series 2019-SMRT, Class A, 4.149%, 1/10/36 (144A)               318,634
     313,452(c)         Citigroup Mortgage Loan Trust, Series 2018-RP1, Class A1, 3.0%, 9/25/64 (144A)                       315,309
     335,258(c)         Citigroup Mortgage Loan Trust, Series 2018-RP2, Class A1, 3.5%, 2/25/58 (144A)                       343,357
     364,181(c)         Citigroup Mortgage Loan Trust, Series 2019-RP1, Class A1, 3.5%, 1/25/66 (144A)                       371,848
      21,857            Colony American Finance, Ltd., Series 2015-1, Class A, 2.896%, 10/15/47 (144A)                        21,839
      25,000            COMM Mortgage Trust, Series 2012-CR2, Class AM, 3.791%, 8/15/45                                       25,660
     241,251            COMM Mortgage Trust, Series 2012-CR3, Class A3, 2.822%, 10/15/45                                     244,114
     250,000            COMM Mortgage Trust, Series 2012-CR4, Class AM, 3.251%, 10/15/45                                     249,987
     200,000(c)         COMM Mortgage Trust, Series 2013-CR11, Class C, 5.116%, 8/10/50 (144A)                               211,046
     150,000(c)         COMM Mortgage Trust, Series 2014-CR16, Class C, 4.928%, 4/10/47                                      159,400
     233,783(c)         COMM Mortgage Trust, Series 2014-CR20, Class C, 4.513%, 11/10/47                                     244,970
       6,120(b)         COMM Mortgage Trust, Series 2014-FL5, Class B, 3.152% (1 Month USD LIBOR + 215 bps),
                        10/15/31 (144A)                                                                                        6,121
     237,449            COMM Mortgage Trust, Series 2014-UBS3, Class A3, 3.546%, 6/10/47                                     248,780
     150,000            COMM Mortgage Trust, Series 2014-UBS4, Class A4, 3.42%, 8/10/47                                      156,216
     200,000(c)         COMM Mortgage Trust, Series 2015-CR23, Class CMD, 3.685%, 5/10/48 (144A)                             200,088
     100,000(c)         COMM Mortgage Trust, Series 2015-CR25, Class B, 4.54%, 8/10/48                                       106,620
     175,000(c)         COMM Mortgage Trust, Series 2015-DC1, Class B, 4.035%, 2/10/48                                       180,435
     190,040            COMM Mortgage Trust, Series 2016-CR28, Class AHR, 3.651%, 2/10/49                                    197,738
     470,000(b)         Connecticut Avenue Securities Trust, Series 2019-R01, Class 2M2, 4.242% (1 Month USD
                        LIBOR + 245 bps), 7/25/31 (144A)                                                                     475,722
     185,000(b)         Connecticut Avenue Securities Trust, Series 2019-R02, Class 1M2, 4.092% (1 Month USD
                        LIBOR + 230 bps), 8/25/31 (144A)                                                                     186,708

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/19                                     (continued)
--------------------------------------------------------------------------------

   Principal
      Amount
      USD ($)                                                                                                                  Value
                        COLLATERALIZED MORTGAGE OBLIGATIONS -- (continued)
     150,000(b)         Connecticut Avenue Securities Trust, Series 2019-R03, Class 1M2, 3.942% (1 Month USD
                        LIBOR + 215 bps), 9/25/31 (144A)                                                                $    151,129
     180,000(b)         Connecticut Avenue Securities Trust, Series 2019-R04, Class 2M2, 3.892% (1 Month USD
                        LIBOR + 210 bps), 6/25/39 (144A)                                                                     181,071
     350,000(b)         Connecticut Avenue Securities Trust, Series 2019-R06, Class 2M2, 3.892% (1 Month USD
                        LIBOR + 210 bps), 9/25/39 (144A)                                                                     353,302
     410,000(b)         Connecticut Avenue Securities Trust, Series 2019-R07, Class 1M2, 3.892% (1 Month USD
                        LIBOR + 210 bps), 10/25/39 (144A)                                                                    413,852
     250,000(b)         Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class E, 3.89% (1 Month USD
                        LIBOR + 215 bps), 5/15/36 (144A)                                                                     250,392
     300,000(c)         CSAIL Commercial Mortgage Trust, Series 2016-C5, Class C, 4.577%, 11/15/48                           318,568
      96,007(c)         CSMC Trust, Series 2013-IVR3, Class A1, 2.5%, 5/25/43 (144A)                                          94,234
     229,527(c)         CSMC Trust, Series 2013-IVR3, Class B4, 3.446%, 5/25/43 (144A)                                       223,737
     609,209(c)         CSMC Trust, Series 2019-RPL1, Class A1A, 3.65%, 7/25/58 (144A)                                       629,432
     101,005(c)         Deephaven Residential Mortgage Trust, Series 2017-3A, Class A1, 2.577%, 10/25/47 (144A)              100,943
      79,183(c)         Deephaven Residential Mortgage Trust, Series 2018-1A, Class A1, 2.976%, 12/25/57 (144A)               79,133
     129,368(b)         Eagle Re, Ltd., Series 2018-1, Class M1, 3.492% (1 Month USD LIBOR + 170 bps),
                        11/25/28 (144A)                                                                                      129,548
     380,000(b)         Eagle Re, Ltd., Series 2019-1, Class M1B, 3.592% (1 Month USD LIBOR + 180 bps),
                        4/25/29 (144A)                                                                                       380,533
     153,718(c)         EverBank Mortgage Loan Trust, Series 2013-2, Class A, 3.0%, 6/25/43 (144A)                           154,819
     275,003(b)         Fannie Mae Connecticut Avenue Securities, Series 2016-C05, Class 2M2, 6.242% (1 Month
                        USD LIBOR + 445 bps), 1/25/29                                                                        290,452
     450,000(b)         Fannie Mae Connecticut Avenue Securities, Series 2018-C03, Class 1M2, 3.942% (1 Month
                        USD LIBOR + 215 bps), 10/25/30                                                                       453,450
     140,000(b)         Fannie Mae Connecticut Avenue Securities, Series 2018-C05, Class 1M2, 4.142% (1 Month
                        USD LIBOR + 235 bps), 1/25/31                                                                        141,995
      30,494            Federal Home Loan Mortgage Corp. REMICS, Series 2944, Class OH, 5.5%, 3/15/35                         34,357
     401,417(b)(e)      Federal Home Loan Mortgage Corp. REMICS, Series 4091, Class SH, 4.81% (1 Month USD
                        LIBOR + 655 bps), 8/15/42                                                                             84,298
     160,119            Federal Home Loan Mortgage Corp. Whole Loan Securities Trust, Series 2017-SC02, Class 2A1,
                        3.5%, 5/25/47                                                                                        161,704
       4,448            Federal National Mortgage Association REMICS, Series 2009-36, Class HX, 4.5%, 6/25/29                  4,643
     550,000            Federal National Mortgage Association REMICS, Series 2013-61, Class BY, 3.0%, 6/25/43                560,532
      85,901(c)         Flagstar Mortgage Trust, Series 2018-2, Class A6, 3.5%, 4/25/48 (144A)                                86,868
     174,550(c)         Flagstar Mortgage Trust, Series 2018-2, Class A14, 3.5%, 4/25/48 (144A)                              178,682
     145,997(c)         Flagstar Mortgage Trust, Series 2018-3INV, Class B1, 4.503%, 5/25/48 (144A)                          155,554
     290,000(b)         Freddie Mac Stacr Trust, Series 2018-HQA2, Class B1, 6.042% (1 Month USD LIBOR +
                        425 bps), 10/25/48 (144A)                                                                            313,701
     310,000(b)         Freddie Mac Stacr Trust, Series 2018-HQA2, Class M2, 4.092% (1 Month USD LIBOR +
                        230 bps), 10/25/48 (144A)                                                                            313,990
     289,100(b)         Freddie Mac Stacr Trust, Series 2019-DNA2, Class M2, 4.242% (1 Month USD LIBOR +
                        245 bps), 3/25/49 (144A)                                                                             291,639
     200,000(b)         Freddie Mac Stacr Trust, Series 2019-DNA3, Class M2, 3.842% (1 Month USD LIBOR +
                        205 bps), 7/25/49 (144A)                                                                             200,927
     230,000(b)         Freddie Mac Stacr Trust, Series 2019-HQA1, Class M2, 4.142% (1 Month USD LIBOR +
                        235 bps), 2/25/49 (144A)                                                                             232,358
     110,000(b)         Freddie Mac Stacr Trust, Series 2019-HQA2, Class B2, 13.042% (1 Month USD LIBOR +
                        1,125 bps), 4/25/49 (144A)                                                                           142,489
     120,000(b)         Freddie Mac Stacr Trust, Series 2019-HQA2, Class M2, 3.842% (1 Month USD LIBOR +
                        205 bps), 4/25/49 (144A)                                                                             120,550

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

   Principal
      Amount
      USD ($)                                                                                                                  Value
                        COLLATERALIZED MORTGAGE OBLIGATIONS -- (continued)
     320,000(b)         Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2017-DNA2, Class M2,
                        5.242% (1 Month USD LIBOR + 345 bps), 10/25/29                                                  $    340,848
     410,000(b)         Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2017-DNA3, Class M2,
                        4.292% (1 Month USD LIBOR + 250 bps), 3/25/30                                                        419,594
      39,845(b)         Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2018-HQA1, Class M1,
                        2.492% (1 Month USD LIBOR + 70 bps), 9/25/30                                                          39,846
      48,665(c)         Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2018-SPI3, Class M1,
                        4.152%, 8/25/48 (144A)                                                                                48,823
      53,849(b)         FREMF Mortgage Trust, Series 2014-KF05, Class B, 5.697% (1 Month USD LIBOR +
                        400 bps), 9/25/22 (144A)                                                                              54,485
      50,100(b)         FREMF Mortgage Trust, Series 2014-KS02, Class B, 6.697% (1 Month USD LIBOR +
                        500 bps), 8/25/23 (144A)                                                                              50,676
     125,000(c)         FREMF Mortgage Trust, Series 2015-K51, Class B, 3.954%, 10/25/48 (144A)                              130,483
      90,000(c)         FREMF Mortgage Trust, Series 2017-K66, Class B, 4.035%, 7/25/27 (144A)                                94,676
     179,475(c)         FRESB Mortgage Trust, Series 2018-SB52, Class A7F, 3.39%, 6/25/25                                    186,642
     272,813(c)         FWDSecuritization Trust, Series 2019-INV1, Class A1, 2.81%, 6/25/49 (144A)                           272,436
      28,351            Government National Mortgage Association, Series 2005-61, Class UZ, 5.25%, 8/16/35                    29,719
      11,119            Government National Mortgage Association, Series 2012-130, Class PA, 3.0%, 4/20/41                    11,251
   1,412,019(c)(e)      Government National Mortgage Association, Series 2017-21, Class IO, 0.775%, 10/16/58                  93,050
     210,835            Government National Mortgage Association, Series 2018-20, Class A, 2.5%, 9/16/49                     210,650
     200,000            GS Mortgage Securities Trust, Series 2015-GC28, Class A5, 3.396%, 2/10/48                            209,044
     330,062(c)         GS Mortgage-Backed Securities Corp. Trust, Series 2019-PJ2, Class A4, 4.0%, 11/25/49 (144A)          333,987
     429,849(c)         GS Mortgage-Backed Securities Corp. Trust, Series 2019-PJ3, Class A1, 3.5%, 3/25/50 (144A)           435,413
     347,300(c)         GS Mortgage-Backed Securities Trust, Series 2019-SL1, Class A1, 2.625%, 1/25/59 (144A)               344,570
     200,000(c)         GS Mortgage-Backed Securities Trust, Series 2019-SL1, Class A2, 2.875%, 1/25/59 (144A)               197,961
     195,166(b)         Home Re, Ltd., Series 2019-1, Class M1, 3.442% (1 Month USD LIBOR + 165 bps),
                        5/25/29 (144A)                                                                                       195,294
     323,000            ILPT Trust, Series 2019-SURF, Class A, 4.145%, 2/11/41 (144A)                                        360,585
     200,000(c)         JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-C8, Class B,
                        3.977%, 10/15/45 (144A)                                                                              205,758
     450,000            JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class A4,
                        2.822%, 8/15/49                                                                                      458,269
     200,000(c)         JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-BCON, Class C,
                        3.756%, 1/5/31 (144A)                                                                                204,718
     250,000            JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT, Class AFX,
                        4.248%, 7/5/33 (144A)                                                                                265,934
     199,164(c)         JP Morgan Mortgage Trust, Series 2017-5, Class A1A, 3.0%, 10/26/48 (144A)                            199,530
     390,000(c)         JP Morgan Mortgage Trust, Series 2017-5, Class A1B, 3.424%, 10/26/48 (144A)                          401,831
     130,104(c)         JP Morgan Mortgage Trust, Series 2018-3, Class B1, 3.762%, 9/25/48 (144A)                            133,621
     377,001(c)         JP Morgan Mortgage Trust, Series 2019-INV2, Class A15, 3.5%, 2/25/50 (144A)                          379,061
     443,776(c)         JP Morgan Mortgage Trust, Series 2019-LTV1, Class A3, 4.0%, 6/25/49 (144A)                           449,497
     240,379(c)         JP Morgan Mortgage Trust, Series 2019-LTV1, Class A15, 4.0%, 6/25/49 (144A)                          244,568
     180,436(c)         JP Morgan Mortgage Trust, Series 2019-LTV2, Class A3, 3.5%, 12/25/49 (144A)                          182,663
     288,631(c)         JP Morgan Mortgage Trust, Series 2019-LTV3, Class A3, 3.5%, 3/25/50 (144A)                           292,194
     421,343(c)         JP Morgan Mortgage Trust, Series 2019-8, Class A4, 3.5%, 3/25/50 (144A)                              425,721
     348,902(c)         JP Morgan Mortgage Trust, Series 2019-8, Class B2A, 3.247%, 3/25/50 (144A)                           342,916
     500,000(c)         JP Morgan Mortgage Trust, Series 2019-INV3, Class A3, 3.5%, 5/25/50 (144A)                           509,609
     379,789(c)         JP Morgan Mortgage Trust, Series 2019-LTV3, Class A4, 3.5%, 3/25/50 (144A)                           384,566
     150,000(c)         JPMDB Commercial Mortgage Securities Trust, Series 2016-C2, Class B, 3.99%, 6/15/49                  157,251

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/19                                     (continued)
--------------------------------------------------------------------------------

   Principal
      Amount
      USD ($)                                                                                                                  Value
                        COLLATERALIZED MORTGAGE OBLIGATIONS -- (continued)
     200,000            JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class A3, 3.141%, 12/15/49          $    207,663
     100,000(c)         JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class D, 3.091%, 12/15/49 (144A)          90,741
     250,000            JPMDB Commercial Mortgage Securities Trust, Series 2018-C8, Class A4, 4.211%, 6/15/51                278,966
   1,600,000(c)(e)      JPMDB Commercial Mortgage Securities Trust, Series 2018-C8, Class XB, 0.113%, 6/15/51                 17,528
      94,941(b)         La Hipotecaria Panamanian Mortgage Trust, Series 2007-1GA, Class A, 4.5% (Panamanian
                        Mortgage Reference Rate - 125 bps), 12/23/36 (144A)                                                   96,009
      28,187(b)         La Hipotecaria Panamanian Mortgage Trust, Series 2010-1GA, Class A, 2.75% (Panamanian
                        Mortgage Reference Rate - 300 bps), 9/8/39 (144A)                                                     28,398
     176,082(c)         Metlife Securitization Trust, Series 2019-1A, Class A1A, 3.75%, 4/25/58 (144A)                       181,668
     935,000(c)         Mill City Mortgage Loan Trust, Series 2018-4, Class A1B, 3.5%, 4/25/66 (144A)                        955,466
     899,263(c)         Mill City Mortgage Loan Trust, Series 2019-1, Class A1, 3.25%, 10/25/69 (144A)                       915,871
     199,632(c)         Mill City Mortgage Loan Trust, Series 2019-1, Class M1, 3.5%, 10/25/69 (144A)                        202,775
     668,768(c)         Mill City Mortgage Loan Trust, Series 2019-1, Class M2, 3.5%, 10/25/69 (144A)                        667,659
     250,000(c)         Mill City Mortgage Loan Trust, Series 2019-GS1, Class M1, 3.0%, 7/25/59 (144A)                       245,825
     125,323            Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A4, 2.858%, 11/15/45       127,120
      80,000(c)         Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C21, Class C, 4.153%, 3/15/48         82,178
     250,000            Morgan Stanley Capital I Trust, Series 2018-MP, Class A, 4.418%, 7/11/40 (144A)                      279,834
     149,762(b)         Multifamily Connecticut Avenue Securities Trust, Series 2019-01, Class M7, 3.492%
                        (1 Month USD LIBOR + 170 bps), 10/15/49 (144A)                                                       150,329
     327,729(b)         New Residential Mortgage Loan Trust, Series 2018-4A, Class A1S, 2.542% (1 Month USD
                        LIBOR + 75 bps), 1/25/48 (144A)                                                                      326,837
     113,649(c)         New Residential Mortgage Loan Trust, Series 2018-5A, Class A1, 4.75%, 12/25/57 (144A)                119,261
     400,866(c)         New Residential Mortgage Loan Trust, Series 2019-NQM4, Class A1, 2.492%, 9/25/59 (144A)              399,087
     378,900(c)         New Residential Mortgage Loan Trust, Series 2019-RPL2, Class A1, 3.25%, 2/25/59 (144A)               385,171
     208,734(c)         NRP Mortgage Trust, Series 2013-1, Class B2, 3.311%, 7/25/43 (144A)                                  211,158
     356,668(c)         OBX Trust, Series 2019-INV2, Class A5, 4.0%, 5/27/49 (144A)                                          364,530
     255,391(c)         PMT Loan Trust, Series 2013-J1, Class A11, 3.5%, 9/25/43 (144A)                                      261,258
     425,000(c)         Provident Funding Mortgage Trust, Series 2019-1, Class A2, 3.0%, 12/25/49 (144A)                     427,524
      85,138(b)         Radnor Re, Ltd., Series 2018-1, Class M1, 3.192% (1 Month USD LIBOR + 140 bps),
                        3/25/28 (144A)                                                                                        85,138
     310,000(b)         Radnor Re, Ltd., Series 2019-1, Class M1B, 3.742% (1 Month USD LIBOR + 195 bps),
                        2/25/29 (144A)                                                                                       309,622
     237,616(c)         RMF Proprietary Issuance Trust, Series 2019-1, Class A, 2.75%, 10/25/63 (144A)                       235,232
     193,732(c)         Sequoia Mortgage Trust, Series 2013-4, Class A1, 2.325%, 4/25/43                                     189,265
     387,465(c)         Sequoia Mortgage Trust, Series 2013-4, Class A2, 2.5%, 4/25/43                                       381,297
     682,576(c)         Sequoia Mortgage Trust, Series 2013-5, Class A2, 3.0%, 5/25/43 (144A)                                687,943
     357,383(c)         Sequoia Mortgage Trust, Series 2013-6, Class A1, 2.5%, 5/25/43                                       349,758
     373,523(c)         Sequoia Mortgage Trust, Series 2013-6, Class A2, 3.0%, 5/25/43                                       376,208
      84,339(c)         Sequoia Mortgage Trust, Series 2013-7, Class A1, 2.5%, 6/25/43                                        83,005
     330,518(c)         Sequoia Mortgage Trust, Series 2013-7, Class A2, 3.0%, 6/25/43                                       331,131
     522,040(c)         Sequoia Mortgage Trust, Series 2013-10, Class A1, 3.5%, 8/25/43 (144A)                               530,585
      68,567(c)         Sequoia Mortgage Trust, Series 2017-CH2, Class A1, 4.0%, 12/25/47 (144A)                              70,848
     220,708(c)         Sequoia Mortgage Trust, Series 2018-CH3, Class A1, 4.5%, 8/25/48 (144A)                              228,120
     367,312(c)         Sequoia Mortgage Trust, Series 2019-CH3, Class A1, 4.0%, 9/25/49 (144A)                              374,435
     370,000(b)         STACR Trust, Series 2018-DNA3, Class M2, 3.892% (1 Month USD LIBOR + 210 bps),
                        9/25/48 (144A)                                                                                       372,953
     380,000(b)         STACR Trust, Series 2018-HRP2, Class B1, 5.992% (1 Month USD LIBOR + 420 bps),
                        2/25/47 (144A)                                                                                       408,012
     220,000(b)         STACR Trust, Series 2018-HRP2, Class M3, 4.192% (1 Month USD LIBOR + 240 bps),
                        2/25/47 (144A)                                                                                       225,234

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

   Principal
      Amount
      USD ($)                                                                                                                  Value
                        COLLATERALIZED MORTGAGE OBLIGATIONS -- (continued)
     200,000(b)         Starwood Waypoint Homes Trust, Series 2017-1, Class B, 2.91% (1 Month USD LIBOR +
                        117 bps), 1/17/35 (144A)                                                                        $    199,768
     320,000(c)         Towd Point Mortgage Trust, Series 2015-5, Class M1, 3.5%, 5/25/55 (144A)                             325,596
     265,000(c)         Towd Point Mortgage Trust, Series 2015-6, Class M1, 3.75%, 4/25/55 (144A)                            278,684
     330,000(c)         Towd Point Mortgage Trust, Series 2016-3, Class M1, 3.5%, 4/25/56 (144A)                             337,731
     124,661(c)         Towd Point Mortgage Trust, Series 2017-5, Class XA, 3.5%, 2/25/57 (144A)                             124,130
     300,000(c)         Towd Point Mortgage Trust, Series 2019-4, Class M1, 3.5%, 10/25/59 (144A)                            296,847
     453,270(c)         Visio Trust, Series 2019-2, Class A1, 2.722%, 11/25/54 (144A)                                        453,397
     260,000            Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3, Class A4, 3.617%, 9/15/57                   276,071
     250,000            Wells Fargo Commercial Mortgage Trust, Series 2016-C32, Class A3, 3.294%, 1/15/59                    261,091
     200,000            Wells Fargo Commercial Mortgage Trust, Series 2016-LC24, Class A3, 2.684%, 10/15/49                  202,429
     100,000(c)         WFRBS Commercial Mortgage Trust, Series 2013-C12, Class D, 4.404%, 3/15/48 (144A)                    100,752
     145,729            WFRBS Commercial Mortgage Trust, Series 2013-C16, Class A4, 4.136%, 9/15/46                          152,697
                        TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                                                                                                        ------------
                        (Cost $42,313,805)                                                                              $ 42,870,324
                                                                                                                        ------------
                        CORPORATE BONDS -- 32.6% of Net Assets
                        Aerospace & Defense -- 0.9%
     315,000            Boeing Co., 3.75%, 2/1/50                                                                       $    335,008
     480,000            Boeing Co., 3.9%, 5/1/49                                                                             521,109
     470,000            Rockwell Collins, Inc., 3.2%, 3/15/24                                                                489,181
     270,000            United Technologies Corp., 4.125%, 11/16/28                                                          303,776
                                                                                                                        ------------
                        Total Aerospace & Defense                                                                       $  1,649,074
                                                                                                                        ------------
                        Agriculture -- 0.6%
     435,000            Philip Morris International, Inc., 3.25%, 11/10/24                                              $    456,842
     570,000            Reynolds American, Inc., 4.45%, 6/12/25                                                              613,825
                                                                                                                        ------------
                        Total Agriculture                                                                               $  1,070,667
                                                                                                                        ------------
                        Airlines -- 0.1%
     251,432            Air Canada 2017-1, Class AA Pass Through Trust, 3.3%, 1/15/30 (144A)                            $    256,302
                                                                                                                        ------------
                        Total Airlines                                                                                  $    256,302
                                                                                                                        ------------
                        Auto Manufacturers -- 1.0%
     225,000            Ford Motor Credit Co. LLC, 5.584%, 3/18/24                                                      $    243,571
     440,000            General Motors Financial Co., Inc., 4.0%, 1/15/25                                                    462,540
     400,000            Hyundai Capital Services, Inc., 3.0%, 8/29/22 (144A)                                                 404,707
     125,000            Nissan Motor Acceptance Corp., 2.15%, 7/13/20 (144A)                                                 124,947
     255,000            Nissan Motor Acceptance Corp., 3.15%, 3/15/21 (144A)                                                 257,489
     400,000            Volkswagen Group of America Finance LLC, 4.0%, 11/12/21 (144A)                                       413,713
                                                                                                                        ------------
                        Total Auto Manufacturers                                                                        $  1,906,967
                                                                                                                        ------------
                        Banks -- 6.7%
     535,000(c)         AIB Group Plc, 4.263% (3 Month USD LIBOR + 187 bps), 4/10/25 (144A)                             $    566,724
     663,000(c)         Bank of America Corp., 2.884% (3 Month USD LIBOR + 1 bps), 10/22/30                                  668,825
     345,000(b)         Bank of New York Mellon Corp., 2.986% (3 Month USD LIBOR + 105 bps), 10/30/23                        351,017
     250,000(a)(c)      Barclays Plc, 7.75% (5 Year USD Swap Rate + 484 bps)                                                 273,125
     200,000(a)(c)      Barclays Plc, 8.0% (5 Year CMT Index + 567 bps)                                                      223,750
     805,000(a)(c)      BNP Paribas SA, 6.625% (5 Year USD Swap Rate + 415 bps) (144A)                                       869,400
     200,000            BPCE SA, 4.875%, 4/1/26 (144A)                                                                       220,122
     745,000(b)         Canadian Imperial Bank of Commerce, 2.217% (3 Month USD LIBOR + 32 bps), 2/2/21                      746,171
     300,000            Capital One NA, 2.15%, 9/6/22                                                                        300,509

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/19                                     (continued)
--------------------------------------------------------------------------------

    Principal
     Amount
      USD ($)                                                                                                                  Value
                        Banks -- (continued)
      90,000            Cooperatieve Rabobank UA, 3.875%, 2/8/22                                                        $     93,734
     250,000            Cooperatieve Rabobank UA, 3.95%, 11/9/22                                                             261,401
     400,000(a)(c)      Credit Suisse Group AG, 7.125% (5 Year USD Swap Rate + 511 bps)                                      430,500
     250,000            Credit Suisse Group Funding Guernsey, Ltd., 3.8%, 9/15/22                                            260,287
     410,000            Danske Bank AS, 5.375%, 1/12/24 (144A)                                                               448,800
     286,000(c)         Goldman Sachs Group, Inc., 3.272% (3 Month USD LIBOR + 120 bps), 9/29/25                             296,097
     215,000(c)         Goldman Sachs Group, Inc., 4.223% (3 Month USD LIBOR + 130 bps), 5/1/29                              237,055
     150,000            HSBC Bank Plc, 7.65%, 5/1/25                                                                         181,530
     224,000            Intesa Sanpaolo S.p.A., 4.7%, 9/23/49 (144A)                                                         228,387
     200,000(a)(c)      Intesa Sanpaolo S.p.A., 7.7% (5 Year USD Swap Rate + 546 bps) (144A)                                 216,750
     591,000(a)(c)      JPMorgan Chase & Co., 5.0% (SOFRRATE + 338 bps)                                                      614,640
     300,000            KeyCorp, 5.1%, 3/24/21                                                                               311,344
     400,000            Lloyds Banking Group Plc, 4.65%, 3/24/26                                                             435,120
     325,000            Morgan Stanley, 4.1%, 5/22/23                                                                        343,187
     600,000            Nordea Bank Abp, 4.25%, 9/21/22 (144A)                                                               629,962
     300,000            Nordea Bank Abp, 4.875%, 5/13/21 (144A)                                                              311,067
     250,000            PNC Bank N.A., 2.7%, 10/22/29                                                                        249,692
     435,000(a)(c)      Royal Bank of Scotland Group Plc, 8.625% (5 Year USD Swap Rate + 760 bps)                            466,537
     400,000(a)(c)      Societe Generale SA, 7.375% (5 Year USD Swap Rate + 624 bps) (144A)                                  424,000
     400,000            Sumitomo Mitsui Financial Group, Inc., 3.202%, 9/17/29                                               405,860
     425,000            SunTrust Bank, 2.45%, 8/1/22                                                                         429,622
     495,000(c)         SunTrust Bank, 2.59% (3 Month USD LIBOR + 30 bps), 1/29/21                                           496,083
     250,000            UBS AG, 7.625%, 8/17/22                                                                              281,827
     400,000(a)(c)      UBS Group AG, 7.0% (5 Year USD Swap Rate + 434 bps) (144A)                                           437,000
     200,000(a)(c)      UBS Group Funding Switzerland AG, 7.125% (5 Year USD Swap Rate + 588 bps)                            211,750
                                                                                                                        ------------
                        Total Banks                                                                                     $ 12,921,875
                                                                                                                        ------------
                        Beverages -- 0.5%
     610,000            Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/49                                            $    792,583
     240,000            Bacardi, Ltd., 5.3%, 5/15/48 (144A)                                                                  278,851
                                                                                                                        ------------
                        Total Beverages                                                                                 $  1,071,434
                                                                                                                        ------------
                        Biotechnology -- 0.3%
     200,000            Biogen, Inc., 3.625%, 9/15/22                                                                   $    208,167
     230,000            Biogen, Inc., 5.2%, 9/15/45                                                                          277,783
                                                                                                                        ------------
                        Total Biotechnology                                                                             $    485,950
                                                                                                                        ------------
                        Building Materials -- 0.5%
     400,000            CRH America, Inc., 3.875%, 5/18/25 (144A)                                                       $    427,426
     270,000            Fortune Brands Home & Security, Inc., 3.0%, 6/15/20                                                  270,924
     110,000            Fortune Brands Home & Security, Inc., 4.0%, 9/21/23                                                  116,249
     160,000            Standard Industries, Inc., 5.5%, 2/15/23 (144A)                                                      162,600
                                                                                                                        ------------
                        Total Building Materials                                                                        $    977,199
                                                                                                                        ------------
                        Chemicals -- 0.6%
     375,000            Albemarle Wodgina Pty, Ltd., 3.45%, 11/15/29 (144A)                                             $    375,160
      54,000            CF Industries, Inc., 4.95%, 6/1/43                                                                    56,295
     270,000            CF Industries, Inc., 5.375%, 3/15/44                                                                 294,300
      25,000            NOVA Chemicals Corp., 4.875%, 6/1/24 (144A)                                                           25,813
EUR  100,000            OCI NV, 3.125%, 11/1/24 (144A)                                                                       116,662

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

   Principal
      Amount
      USD ($)                                                                                                                  Value
                        Chemicals -- (continued)
     188,000            Olin Corp., 5.625%, 8/1/29                                                                      $    198,566
                                                                                                                        ------------
                        Total Chemicals                                                                                 $  1,066,796
                                                                                                                        ------------
                        Commercial Services -- 0.5%
     200,000            ERAC USA Finance LLC, 3.3%, 12/1/26 (144A)                                                      $    205,922
      80,000            Moody's Corp., 3.25%, 6/7/21                                                                          81,482
      50,000            President & Fellows of Harvard College, 2.3%, 10/1/23                                                 50,474
     200,000            Sotheby's, 7.375%, 10/15/27 (144A)                                                                   202,500
     125,000            United Rentals North America, Inc., 3.875%, 11/15/27                                                 127,619
     222,000            Verisk Analytics, Inc., 5.5%, 6/15/45                                                                276,306
                                                                                                                        ------------
                        Total Commercial Services                                                                       $    944,303
                                                                                                                        ------------
                        Diversified Financial Services -- 0.8%
     260,000(b)         AIG Global Funding, 2.389% (3 Month USD LIBOR + 48 bps), 7/2/20 (144A)                          $    260,479
     170,000            Capital One Financial Corp., 3.3%, 10/30/24                                                          177,054
     400,000            Capital One Financial Corp., 3.75%, 4/24/24                                                          421,287
     180,000            Capital One Financial Corp., 4.25%, 4/30/25                                                          195,987
      91,000            Nationstar Mortgage Holdings, Inc., 9.125%, 7/15/26 (144A)                                           100,783
     225,000            TD Ameritrade Holding Corp., 3.3%, 4/1/27                                                            235,695
                                                                                                                        ------------
                        Total Diversified Financial Services                                                            $  1,391,285
                                                                                                                        ------------
                        Electric -- 2.5%
     290,000            Adani Renewable Energy RJ, Ltd./Kodangal Solar Parks Pvt., Ltd./Wardha Solar
                        Maharash, 4.625%, 10/15/39 (144A)                                                               $    293,770
      60,000            Clearway Energy Operating LLC, 4.75%, 3/15/28 (144A)                                                  60,825
     300,000            Consolidated Edison Co. of New York, Inc., 4.625%, 12/1/54                                           364,572
     133,000(d)         Dominion Energy, Inc., 3.071%, 8/15/24                                                               137,012
     376,000(a)(c)      Dominion Energy, Inc., 4.65% (5 Year CMT Index + 299 bps)                                            383,584
     225,000            Exelon Corp., 2.85%, 6/15/20                                                                         225,517
     135,000            Iberdrola International BV, 6.75%, 7/15/36                                                           189,090
     200,000            Indiana Michigan Power Co., 4.55%, 3/15/46                                                           233,591
      19,320            Kiowa Power Partners LLC, 5.737%, 3/30/21 (144A)                                                      19,689
     213,000            New York State Electric & Gas Corp., 3.3%, 9/15/49 (144A)                                            204,085
     430,000            NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27                                                 456,874
      83,000            NRG Energy, Inc., 5.75%, 1/15/28                                                                      90,055
     430,000            PPL Capital Funding,, Inc., 3.1%, 5/15/26                                                            437,795
      35,714            San Diego Gas & Electric Co., 1.914%, 2/1/22                                                          35,590
     335,000            Sempra Energy, 3.4%, 2/1/28                                                                          347,288
      98,214            Southern California Edison Co., 1.845%, 2/1/22                                                        97,021
     295,000            Southern California Edison Co., 4.875%, 3/1/49                                                       349,979
     335,000            Southwestern Electric Power Co., 3.9%, 4/1/45                                                        350,475
     470,000            Vistra Operations Co. LLC, 3.7%, 1/30/27 (144A)                                                      467,024
                                                                                                                        ------------
                        Total Electric                                                                                  $  4,743,836
                                                                                                                        ------------
                        Electronics -- 0.9%
     300,000            Amphenol Corp., 3.125%, 9/15/21                                                                 $    304,012
     102,000            Amphenol Corp., 3.2%, 4/1/24                                                                         105,838
     259,000            Amphenol Corp., 4.35%, 6/1/29                                                                        290,011
     250,000            Flex, Ltd., 4.75%, 6/15/25                                                                           272,263
     607,000            Flex, Ltd., 4.875%, 6/15/29                                                                          659,442
                                                                                                                        ------------
                        Total Electronics                                                                               $  1,631,566
                                                                                                                        ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/19                                     (continued)
--------------------------------------------------------------------------------

   Principal
      Amount
      USD ($)                                                                                                                  Value
                        Energy-Alternate Sources -- 0.1%
      53,358            Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)                                                    $     59,517
     225,000            TerraForm Power Operating LLC, 4.75%, 1/15/30 (144A)                                                 228,937
                                                                                                                        ------------
                        Total Energy-Alternate Sources                                                                  $    288,454
                                                                                                                        ------------
                        Environmental Control -- 0.1%
     175,000            Republic Services, Inc., 2.9%, 7/1/26                                                           $    179,297
                                                                                                                        ------------
                        Total Environmental Control                                                                     $    179,297
                                                                                                                        ------------
                        Food -- 0.4%
     204,000            JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 5.5%, 1/15/30 (144A)                     $    219,116
     200,000            Mondelez International Holdings Netherlands BV, 2.0%, 10/28/21 (144A)                                200,023
     100,000            Smithfield Foods, Inc., 2.65%, 10/3/21 (144A)                                                         99,422
     120,000(b)         Tyson Foods, Inc., 2.345% (3 Month USD LIBOR + 45 bps), 8/21/20                                      120,119
     105,000(b)         Tyson Foods, Inc., 2.457% (3 Month USD LIBOR + 55 bps), 6/2/20                                       105,140
                                                                                                                        ------------
                        Total Food                                                                                      $    743,820
                                                                                                                        ------------
                        Forest Products & Paper -- 0.1%
     120,000            International Paper Co., 6.0%, 11/15/41                                                         $    149,795
                                                                                                                        ------------
                        Total Forest Products & Paper                                                                   $    149,795
                                                                                                                        ------------
                        Gas -- 0.2%
     110,000            Boston Gas Co., 3.15%, 8/1/27 (144A)                                                            $    113,755
     192,626            Nakilat, Inc., 6.267%, 12/31/33 (144A)                                                               229,745
                                                                                                                        ------------
                        Total Gas                                                                                       $    343,500
                                                                                                                        ------------
                        Healthcare-Products -- 0.4%
     141,000            Abbott Laboratories, 3.75%, 11/30/26                                                            $    154,064
     138,000            Medtronic, Inc., 3.15%, 3/15/22                                                                      141,935
     380,000            Thermo Fisher Scientific, Inc., 3.0%, 4/15/23                                                        390,744
                                                                                                                        ------------
                        Total Healthcare-Products                                                                       $    686,743
                                                                                                                        ------------
                        Healthcare-Services -- 0.6%
     239,000            Anthem, Inc., 3.35%, 12/1/24                                                                    $    249,476
     164,000            Anthem, Inc., 3.65%, 12/1/27                                                                         173,675
      41,000            Anthem, Inc., 4.101%, 3/1/28                                                                          44,551
      60,000            Centene Corp., 4.25%, 12/15/27 (144A)                                                                 61,725
     120,000            Centene Corp., 4.625%, 12/15/29 (144A)                                                               126,162
     130,000            Humana, Inc., 3.95%, 3/15/27                                                                         139,916
     160,000            Tenet Healthcare Corp., 4.875%, 1/1/26 (144A)                                                        167,584
     130,000            Tenet Healthcare Corp., 5.125%, 11/1/27 (144A)                                                       137,312
                                                                                                                        ------------
                        Total Healthcare-Services                                                                       $  1,100,401
                                                                                                                        ------------
                        Home Builders -- 0.2%
     280,000            DR Horton, Inc., 2.5%, 10/15/24                                                                 $    280,328
     135,000            Meritage Homes Corp., 6.0%, 6/1/25                                                                   150,862
                                                                                                                        ------------
                        Total Home Builders                                                                             $    431,190
                                                                                                                        ------------
                        Household Products & Wares -- 0.2%
     295,000            Church & Dwight Co., Inc., 2.45%, 8/1/22                                                        $    297,518
                                                                                                                        ------------
                        Total Household Products & Wares                                                                $    297,518
                                                                                                                        ------------
                        Insurance -- 1.8%
      90,000            AXA SA, 8.6%, 12/15/30                                                                          $    130,756
      32,000            CNO Financial Group, Inc., 5.25%, 5/30/25                                                             35,440

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

   Principal
      Amount
      USD ($)                                                                                                                  Value
                        Insurance -- (continued)
      95,000            CNO Financial Group, Inc., 5.25%, 5/30/29                                                       $    106,044
     100,000(c)         Farmers Exchange Capital III, 5.454% (3 Month USD LIBOR + 345 bps), 10/15/54 (144A)                  115,146
     340,000(c)         Farmers Insurance Exchange, 4.747% (3 Month USD LIBOR + 323 bps), 11/1/57 (144A)                     354,981
     175,000            Great-West Lifeco Finance 2018 LP, 4.581%, 5/17/48 (144A)                                            202,389
     645,000            Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)                                                918,659
     500,000            MassMutual Global Funding II, 2.75%, 6/22/24 (144A)                                                  512,999
     200,000            MassMutual Global Funding II, 2.95%, 1/11/25 (144A)                                                  205,444
     200,000            Nationwide Financial Services, Inc., 3.9%, 11/30/49 (144A)                                           208,439
     325,000            New York Life Global Funding, 2.875%, 4/10/24 (144A)                                                 335,322
     245,000            New York Life Insurance Co., 4.45%, 5/15/69 (144A)                                                   280,848
      26,000            Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (144A)                           37,850
      85,000            Willis North America, Inc., 2.95%, 9/15/29                                                            84,249
                                                                                                                        ------------
                        Total Insurance                                                                                 $  3,528,566
                                                                                                                        ------------
                        Internet -- 0.6%
     260,000            Booking Holdings, Inc., 3.55%, 3/15/28                                                          $    277,067
      50,000            Booking Holdings, Inc., 3.6%, 6/1/26                                                                  53,378
     300,000            Booking Holdings, Inc., 3.65%, 3/15/25                                                               320,326
     407,000            Expedia Group, Inc., 3.25%, 2/15/30 (144A)                                                           391,722
      88,000            Expedia Group, Inc., 4.5%, 8/15/24                                                                    93,948
      53,000            Expedia Group, Inc., 5.0%, 2/15/26                                                                    58,472
                                                                                                                        ------------
                        Total Internet                                                                                  $  1,194,913
                                                                                                                        ------------
                        Iron & Steel -- 0.1%
      57,000            Steel Dynamics, Inc., 3.45%, 4/15/30                                                            $     57,677
     175,000            Commercial Metals Co., 5.75%, 4/15/26                                                                182,875
                                                                                                                        ------------
                        Total Iron & Steel                                                                              $    240,552
                                                                                                                        ------------
                        Machinery-Construction & Mining -- 0.2%
     310,000            Caterpillar Financial Services Corp., 1.9%, 9/6/22                                              $    310,626
                                                                                                                        ------------
                        Total Machinery-Construction & Mining                                                           $    310,626
                                                                                                                        ------------
                        Media -- 0.2%
     270,000            Comcast Corp., 4.15%, 10/15/28                                                                  $    304,113
                                                                                                                        ------------
                        Total Media                                                                                     $    304,113
                                                                                                                        ------------
                        Mining -- 0.4%
     200,000            Anglo American Capital Plc, 4.5%, 3/15/28 (144A)                                                $    214,354
     200,000            Anglo American Capital Plc, 4.75%, 4/10/27 (144A)                                                    218,776
     200,000            Anglo American Capital Plc, 4.875%, 5/14/25 (144A)                                                   219,775
     215,000            Freeport-McMoRan, Inc., 5.45%, 3/15/43                                                               222,525
                                                                                                                        ------------
                        Total Mining                                                                                    $    875,430
                                                                                                                        ------------
                        Miscellaneous Manufacturers -- 0.1%
     250,000            General Electric Co., 5.3%, 2/11/21                                                             $    257,932
                                                                                                                        ------------
                        Total Miscellaneous Manufacturers                                                               $    257,932
                                                                                                                        ------------
                        Multi-National -- 0.4%
     370,000            Africa Finance Corp., 4.375%, 4/17/26 (144A)                                                    $    392,107
     200,000            African Export-Import Bank, 3.994%, 9/21/29 (144A)                                                   202,816
     230,000            Banque Ouest Africaine de Development, 4.7%, 10/22/31 (144A)                                         233,505
                                                                                                                        ------------
                        Total Multi-National                                                                            $    828,428
                                                                                                                        ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/19                                     (continued)
--------------------------------------------------------------------------------

   Principal
      Amount
      USD ($)                                                                                                                  Value
                        Oil & Gas -- 1.5%
      50,000            Apache Corp., 4.25%, 1/15/30                                                                    $     51,861
     435,000            Apache Corp., 4.375%, 10/15/28                                                                       455,005
     225,000            BP Capital Markets Plc, 3.062%, 3/17/22                                                              230,736
     227,000            Cenovus Energy, Inc., 6.75%, 11/15/39                                                                289,214
     200,000            CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24                                                         213,691
     480,000            EQT Corp., 3.9%, 10/1/27                                                                             446,593
      42,000            Motiva Enterprises LLC, 5.75%, 1/15/20 (144A)                                                         42,043
     145,000            Newfield Exploration Co., 5.625%, 7/1/24                                                             159,338
     425,000            Noble Energy, Inc., 5.25%, 11/15/43                                                                  478,879
     200,000            Sinopec Group Overseas Development 2015, Ltd., 2.5%, 4/28/20 (144A)                                  200,148
     312,000            Valero Energy Corp., 6.625%, 6/15/37                                                                 412,830
                                                                                                                        ------------
                        Total Oil & Gas                                                                                 $  2,980,338
                                                                                                                        ------------
                        Pharmaceuticals -- 1.2%
     211,000            AbbVie, Inc., 4.05%, 11/21/39 (144A)                                                            $    221,773
     173,000            AbbVie, Inc., 4.25%, 11/21/49 (144A)                                                                 183,695
     455,000            AbbVie, Inc., 4.875%, 11/14/48                                                                       525,678
     200,000            Bayer US Finance II LLC, 4.25%, 12/15/25 (144A)                                                      215,850
     124,000(b)         Becton Dickinson & Co., 2.836% (3 Month USD LIBOR + 88 bps), 12/29/20                                124,061
     215,000            Cigna Corp., 4.375%, 10/15/28                                                                        238,196
      27,215            CVS Pass-Through Trust, 5.298%, 1/11/27 (144A)                                                        29,076
      80,924            CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)                                                        91,270
      46,583            CVS Pass-Through Trust, 5.926%, 1/10/34 (144A)                                                        54,308
     130,134            CVS Pass-Through Trust, 6.036%, 12/10/28                                                             145,386
     109,249            CVS Pass-Through Trust, 8.353%, 7/10/31 (144A)                                                       139,346
     200,000            Perrigo Finance Unlimited Co., 3.9%, 12/15/24                                                        205,573
     213,000            Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/1/26                                       177,322
     200,000            Teva Pharmaceutical Finance Netherlands III BV, 7.125%, 1/31/25 (144A)                               205,440
                                                                                                                        ------------
                        Total Pharmaceuticals                                                                           $  2,556,974
                                                                                                                        ------------
                        Pipelines -- 4.0%
      93,000            Cameron LNG LLC, 3.302%, 1/15/35 (144A)                                                         $     93,929
     248,000            Cameron LNG LLC, 3.402%, 1/15/38 (144A)                                                              248,904
      65,000            Cheniere Energy Partners LP, 4.5%, 10/1/29 (144A)                                                     66,794
     205,000            Cheniere Energy Partners LP, 5.25%, 10/1/25                                                          213,628
      45,000            DCP Midstream Operating LP, 3.875%, 3/15/23                                                           46,013
     170,000            DCP Midstream Operating LP, 5.375%, 7/15/25                                                          184,875
     100,000            DCP Midstream Operating LP, 5.6%, 4/1/44                                                              96,750
     136,000            Enable Midstream Partners LP, 4.4%, 3/15/27                                                          135,834
     479,000            Enable Midstream Partners LP, 4.95%, 5/15/28                                                         485,210
     360,000            Enbridge, Inc., 3.7%, 7/15/27                                                                        381,328
      43,000            Energy Transfer Operating LP, 5.5%, 6/1/27                                                            48,343
     140,000            Energy Transfer Operating LP, 6.0%, 6/15/48                                                          163,357
      40,000            Energy Transfer Operating LP, 6.125%, 12/15/45                                                        46,389
     125,000            Energy Transfer Operating LP, 6.5%, 2/1/42                                                           148,688
      20,000            EnLink Midstream LLC, 5.375%, 6/1/29                                                                  18,800
     280,000            EnLink Midstream Partners LP, 5.45%, 6/1/47                                                          226,100
     134,000            EnLink Midstream Partners LP, 5.6%, 4/1/44                                                           108,540
     121,000            Enterprise Products Operating LLC, 2.8%, 2/15/21                                                     122,155

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

   Principal
      Amount
      USD ($)                                                                                                                  Value
                        Pipelines -- (continued)
     145,000            Hess Midstream Operations LP, 5.125%, 6/15/28 (144A)                                            $    146,812
     513,000            Kinder Morgan, Inc., 5.05%, 2/15/46                                                                  575,685
     163,000            Midwest Connector Capital Co. LLC, 4.625%, 4/1/29 (144A)                                             178,068
     192,000(b)         MPLX LP, 2.785% (3 Month USD LIBOR + 90 bps), 9/9/21                                                 192,588
     340,000            MPLX LP, 4.25%, 12/1/27 (144A)                                                                       357,991
     110,000            MPLX LP, 4.875%, 12/1/24                                                                             119,591
     175,000            MPLX LP, 4.875%, 6/1/25                                                                              191,177
     205,000            MPLX LP, 5.5%, 2/15/49                                                                               232,897
     450,000            Phillips 66 Partners LP, 3.75%, 3/1/28                                                               468,743
     375,000            Sabine Pass Liquefaction LLC, 5.0%, 3/15/27                                                          412,796
     224,000            Sunoco Logistics Partners Operations LP, 5.35%, 5/15/45                                              240,900
     422,000            Sunoco Logistics Partners Operations LP, 5.4%, 10/1/47                                               458,832
      25,000            Sunoco Logistics Partners Operations LP, 6.1%, 2/15/42                                                28,030
      91,000            Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.0%, 1/15/28                     92,820
     300,000            Texas Eastern Transmission LP, 3.5%, 1/15/28 (144A)                                                  308,215
     586,000            Williams Cos., Inc., 5.75%, 6/24/44                                                                  694,495
      89,000            Williams Cos., Inc., 7.75%, 6/15/31                                                                  118,702
                                                                                                                        ------------
                        Total Pipelines                                                                                 $  7,653,979
                                                                                                                        ------------
                        Real Estate -- 0.1%
     250,000(a)(c)      AT Securities BV, 5.25% (5 Year USD Swap Rate + 355 bps)                                        $    260,125
                                                                                                                        ------------
                        Total Real Estate                                                                               $    260,125
                                                                                                                        ------------
                        REITs -- 2.0%
      90,000            Alexandria Real Estate Equities, Inc., 3.45%, 4/30/25                                           $     94,572
      25,000            Alexandria Real Estate Equities, Inc., 3.95%, 1/15/27                                                 26,925
      47,000            Alexandria Real Estate Equities, Inc., 4.3%, 1/15/26                                                  51,599
     190,000            Boston Properties LP, 3.4%, 6/21/29                                                                  198,538
     160,000            Duke Realty LP, 3.625%, 4/15/23                                                                      166,326
     260,000            Duke Realty LP, 3.75%, 12/1/24                                                                       276,395
     100,000            Essex Portfolio LP, 3.375%, 4/15/26                                                                  103,963
     360,000            Essex Portfolio LP, 3.5%, 4/1/25                                                                     377,979
     205,000            Healthcare Trust of America Holdings LP, 3.5%, 8/1/26                                                214,003
     200,000            Healthcare Trust of America Holdings LP, 3.75%, 7/1/27                                               211,245
      50,000            Highwoods Realty LP, 3.2%, 6/15/21                                                                    50,642
     290,000            Highwoods Realty LP, 3.625%, 1/15/23                                                                 299,565
     105,000            Highwoods Realty LP, 4.125%, 3/15/28                                                                 112,453
     190,000            iStar, Inc., 4.25%, 8/1/25                                                                           192,082
     175,000            iStar, Inc., 4.75%, 10/1/24                                                                          181,344
     280,000            MPT Operating Partnership LP/MPT Finance Corp., 4.625%, 8/1/29                                       288,400
      50,000            SBA Tower Trust, 2.877%, 7/9/21 (144A)                                                                50,167
     235,000            SBA Tower Trust, 3.869%, 10/8/24 (144A)                                                              244,653
      75,000            UDR, Inc., 2.95%, 9/1/26                                                                              76,365
     201,000            UDR, Inc., 4.0%, 10/1/25                                                                             217,099
     180,000            UDR, Inc., 4.4%, 1/26/29                                                                             201,049
                                                                                                                        ------------
                        Total REITs                                                                                     $  3,635,364
                                                                                                                        ------------
                        Retail -- 0.1%
     110,000            AutoZone, Inc., 2.5%, 4/15/21                                                                   $    110,603
                                                                                                                        ------------
                        Total Retail                                                                                    $    110,603
                                                                                                                        ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/19                                     (continued)
--------------------------------------------------------------------------------

   Principal
      Amount
      USD ($)                                                                                                                  Value
                        Semiconductors -- 0.2%
     149,000            Broadcom, Inc., 3.625%, 10/15/24 (144A)                                                         $    154,943
     116,000            Broadcom, Inc., 4.25%, 4/15/26 (144A)                                                                123,212
                                                                                                                        ------------
                        Total Semiconductors                                                                            $    278,155
                                                                                                                        ------------
                        Software -- 0.4%
     194,000            Fiserv, Inc., 3.8%, 10/1/23                                                                     $    204,931
     375,000            Oracle Corp., 2.5%, 5/15/22                                                                          379,924
     190,000            salesforce.com, Inc., 3.7%, 4/11/28                                                                  208,446
                                                                                                                        ------------
                        Total Software                                                                                  $    793,301
                                                                                                                        ------------
                        Telecommunications -- 0.3%
     182,000            CommScope Technologies LLC, 5.0%, 3/15/27 (144A)                                                $    171,080
      95,000            Level 3 Financing, Inc., 4.625%, 9/15/27 (144A)                                                       97,261
     174,000            Level 3 Financing, Inc., 5.375%, 1/15/24                                                             176,827
                                                                                                                        ------------
                        Total Telecommunications                                                                        $    445,168
                                                                                                                        ------------
                        Transportation -- 0.3%
     575,000            Union Pacific Corp., 3.375%, 2/1/35                                                             $    595,946
                                                                                                                        ------------
                        Total Transportation                                                                            $    595,946
                                                                                                                        ------------
                        Trucking & Leasing -- 0.4%
     221,000            Penske Truck Leasing Co. LP/PTL Finance Corp., 2.7%, 3/14/23 (144A)                             $    223,373
      95,000            Penske Truck Leasing Co. LP/PTL Finance Corp., 3.35%, 11/1/29 (144A)                                  94,934
     170,000            Penske Truck Leasing Co. LP/PTL Finance Corp., 3.375%, 2/1/22 (144A)                                 173,619
     156,000            Penske Truck Leasing Co. LP/PTL Finance Corp., 4.2%, 4/1/27 (144A)                                   167,296
                                                                                                                        ------------
                        Total Trucking & Leasing                                                                        $    659,222
                                                                                                                        ------------
                        Water -- 0.1%
     110,000            Aqua America, Inc., 3.566%, 5/1/29                                                              $    115,724
                                                                                                                        ------------
                        Total Water                                                                                     $    115,724
                                                                                                                        ------------
                        TOTAL CORPORATE BONDS
                        (Cost $58,795,079)                                                                              $ 61,963,431
                                                                                                                        ------------
                        FOREIGN GOVERNMENT BOND -- 0.3% of Net Assets
                        Mexico -- 0.3%
     475,000            Mexico Government International Bond, 4.6%, 2/10/48                                             $    520,130
                                                                                                                        ------------
                        Total Mexico                                                                                    $    520,130
                                                                                                                        ------------
                        TOTAL FOREIGN GOVERNMENT BOND
                        (Cost $437,662)                                                                                 $    520,130
                                                                                                                        ------------

        Face
      Amount
      USD ($)
                        INSURANCE-LINKED SECURITIES -- 0.0%+ of Net Assets(f)
                        Reinsurance Sidecars -- 0.0%+
                        Multiperil -- Worldwide -- 0.0%+
      50,000+(g)(h)     Lorenz Re 2018, 7/1/21                                                                          $      5,075
      25,723+(g)(h)     Lorenz Re 2019, 6/30/22                                                                               22,428
                                                                                                                        ------------
                        Total Reinsurance Sidecars                                                                      $     27,503
                                                                                                                        ------------
                        TOTAL INSURANCE-LINKED SECURITIES
                        (Cost $44,289)                                                                                  $     27,503
                                                                                                                        ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

   Principal
      Amount
      USD ($)                                                                                                                  Value
                        MUNICIPAL BONDS -- 0.2% of Net Assets(i)
                        Municipal General -- 0.0%+
      50,000            Virginia Commonwealth Transportation Board, Transportation Capital Projects, 4.0%, 5/15/32      $     54,552
                                                                                                                        ------------
                        Total Municipal General                                                                         $     54,552
                                                                                                                        ------------
                        Municipal Higher Education -- 0.2%
      10,000            Amherst College, 3.794%, 11/1/42                                                                $     10,666
     210,000            Massachusetts Development Finance Agency, Harvard University, Series A, 5.0%, 7/15/40                300,745
                                                                                                                        ------------
                        Total Municipal Higher Education                                                                $    311,411
                                                                                                                        ------------
                        Municipal Transportation -- 0.0%+
      10,000            Port Authority of New York & New Jersey, Consolidated-174TH, 4.458%, 10/1/62                    $     12,232
                                                                                                                        ------------
                        Total Municipal Transportation                                                                  $     12,232
                                                                                                                        ------------
                        TOTAL MUNICIPAL BONDS
                        (Cost $364,264)                                                                                 $    378,195
                                                                                                                        ------------
                        SENIOR SECURED FLOATING RATE LOAN INTERESTS -- 2.4%
                        of Net Assets*(b)
                        Automobile -- 0.0%+
      70,049            American Axle & Manufacturing, Inc., Tranche B Term Loan, 4.068% (LIBOR + 225 bps), 4/6/24      $     69,984
      33,045            CWGS Group LLC (aka Camping World, Inc.), Term Loan, 4.444% (LIBOR + 275 bps), 11/8/23                31,289
      68,333            Goodyear Tire & Rubber Co., Second Lien Term Loan, 3.97% (LIBOR + 200 bps), 3/3/25                    68,504
                                                                                                                        ------------
                        Total Automobile                                                                                $    169,777
                                                                                                                        ------------
                        Automotive -- 0.1%
      75,096            TI Group Automotive Systems LLC, Initial US Term Loan, 4.299% (LIBOR + 250 bps), 6/30/22        $     75,487
                                                                                                                        ------------
                        Total Automotive                                                                                $     75,487
                                                                                                                        ------------
                        Beverage, Food & Tobacco -- 0.1%
     176,382            JBS USA Lux SA (fka JBS USA LLC), New Term Loan, 3.799% (LIBOR + 200 bps), 5/1/26               $    177,847
                                                                                                                        ------------
                        Total Beverage, Food & Tobacco                                                                  $    177,847
                                                                                                                        ------------
                        Broadcasting & Entertainment -- 0.0%+
     117,873            Sinclair Television Group, Inc., Tranche B Term Loan, 4.05% (LIBOR + 225 bps), 1/3/24           $    118,118
                                                                                                                        ------------
                        Total Broadcasting & Entertainment                                                              $    118,118
                                                                                                                        ------------
                        Chemicals -- 0.0%+
      84,322            Tronox Finance LLC, First Lien Initial Dollar Term Loan, 4.609% (LIBOR + 275 bps), 9/23/24      $     84,572
                                                                                                                        ------------
                        Total Chemicals                                                                                 $     84,572
                                                                                                                        ------------
                        Chemicals, Plastics & Rubber -- 0.1%
     196,500            Axalta Coating Systems Dutch Holding B BV (Axalta Coating Systems US Holdings, Inc.),
                        Term B-3 Dollar Loan, 3.695% (LIBOR + 175 bps), 6/1/24                                          $    197,212
                                                                                                                        ------------
                        Total Chemicals, Plastics & Rubber                                                              $    197,212
                                                                                                                        ------------
                        Computers & Electronics -- 0.1%
      51,385            Energy Acquisition LP (aka Electrical Components International), First Lien Initial Term Loan,
                        6.195% (LIBOR + 425 bps), 6/26/25                                                               $     47,789
     143,723            Microchip Technology, Inc., Initial Term Loan, 3.8% (LIBOR + 200 bps), 5/29/25                       145,160
                                                                                                                        ------------
                        Total Computers & Electronics                                                                   $    192,949
                                                                                                                        ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/19                                     (continued)
--------------------------------------------------------------------------------

   Principal
      Amount
      USD ($)                                                                                                                  Value
                        Diversified & Conglomerate Service -- 0.4%
      96,498            Bright Horizons Family Solutions LLC (fka Bright Horizons Family Solutions, Inc.),
                        Term B Loan, 3.549% (LIBOR + 175 bps), 11/7/23                                                  $     97,403
      75,358            Change Healthcare Holdings, Inc. (fka Emdeon, Inc.), Closing Date Term Loan, 4.299%
                        (LIBOR + 250 bps), 3/1/24                                                                             75,727
     122,820            NVA Holdings, Inc., First Lien Term B-3 Loan, 6.5% (PRIME + 175 bps), 2/2/25                         122,868
      97,250            Team Health Holdings, Inc., Initial Term Loan, 4.549% (LIBOR + 275 bps), 2/6/24                       79,120
     184,688            West Corp., Incremental Term B-1 Loan, 5.427% (LIBOR + 350 bps), 10/10/24                            155,869
                                                                                                                        ------------
                        Total Diversified & Conglomerate Service                                                        $    530,987
                                                                                                                        ------------
                        Electric & Electrical -- 0.0%+
      67,172            Dell International LLC (EMC Corp.), Refinancing Term B-1 Loan, 3.8% (LIBOR +
                        200 bps), 9/19/25                                                                               $     67,702
      41,042            Rackspace Hosting, Inc., First Lien Term B Loan, 4.902% (LIBOR + 300 bps), 11/3/23                    40,221
                                                                                                                        ------------
                        Total Electric & Electrical                                                                     $    107,923
                                                                                                                        ------------
                        Electronics -- 0.2%
     173,481            Scientific Games International, Inc., Initial Term B-5 Loan, 4.549% (LIBOR +
                        275 bps), 8/14/24                                                                               $    174,194
      69,139            Verint Systems, Inc., Refinancing Term Loan, 3.796% (LIBOR + 200 bps), 6/28/24                        69,658
     155,724            Western Digital Corp., US Term B-4 Loan, 3.452% (LIBOR + 175 bps), 4/29/23                           156,729
                                                                                                                        ------------
                        Total Electronics                                                                               $    400,581
                                                                                                                        ------------
                        Environmental Services -- 0.1%
     246,318            GFL Environmental, Inc., Effective Date Incremental Term Loan, 4.799% (LIBOR +
                        300 bps), 5/30/25                                                                               $    247,000
                                                                                                                        ------------
                        Total Environmental Services                                                                    $    247,000
                                                                                                                        ------------
                        Financial Services -- 0.1%
     137,955            RPI Finance Trust, Initial Term Loan B-6, 3.799% (LIBOR + 200 bps), 3/27/23                     $    139,239
                                                                                                                        ------------
                        Total Financial Services                                                                        $    139,239
                                                                                                                        ------------
                        Healthcare & Pharmaceuticals -- 0.2%
     122,188            Alphabet Holding Co., Inc. (aka Nature's Bounty), First Lien Initial Term Loan, 5.299%
                        (LIBOR + 350 bps), 9/26/24                                                                      $    118,115
     171,914            Endo Luxembourg Finance Co. I S.a r.l., Initial Term Loan, 6.063% (LIBOR + 425 bps), 4/29/24         163,779
      72,169            Gentiva Health Services, Inc., First Lien Closing Date Initial Term Loan, 5.563%
                        (LIBOR + 375 bps), 7/2/25                                                                             72,642
      57,099            HCA, Inc. Tranche B-13 Term Loan, 3.549% (LIBOR + 175 bps), 3/18/26                                   57,492
                                                                                                                        ------------
                        Total Healthcare & Pharmaceuticals                                                              $    412,028
                                                                                                                        ------------
                        Healthcare, Education & Childcare -- 0.1%
     217,381            KUEHG Corp. (fka KC MergerSub, Inc.) (aka KinderCare), Term B-3 Loan, 5.695% (LIBOR +
                        375 bps), 2/21/25                                                                               $    218,196
                                                                                                                        ------------
                        Total Healthcare, Education & Childcare                                                         $    218,196
                                                                                                                        ------------
                        Hotel, Gaming & Leisure -- 0.1%
     154,039            1011778 B.C. Unlimited Liability Co. (New Red Finance, Inc.) (aka Burger King/Tim Hortons),
                        Term B-4 Loan, 3.549% (LIBOR + 175 bps), 11/19/26                                               $    154,423
                                                                                                                        ------------
                        Total Hotel, Gaming & Leisure                                                                   $    154,423
                                                                                                                        ------------
                        Insurance -- 0.1%
     132,756            Asurion LLC (fka Asurion Corp.), New Term B7 Loan, 4.799% (LIBOR + 300 bps), 11/3/24            $    133,641
      90,962            Confie Seguros Holding II Co., Term B Loan, 6.659% (LIBOR + 475 bps), 4/19/22                         88,744
                                                                                                                        ------------
                        Total Insurance                                                                                 $    222,385
                                                                                                                        ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

   Principal
      Amount
      USD ($)                                                                                                                  Value
                        Leasing -- 0.2%
      94,158            Avolon TLB Borrower 1 (US) LLC, Term B-3 Loan, 3.515% (LIBOR + 175 bps), 1/15/25                $     94,865
     186,675            IBC Capital I, Ltd. (aka Goodpack, Ltd.), First LienTranche B-1 Term Loan, 5.649%
                        (LIBOR + 375 bps), 9/11/23                                                                           187,142
                                                                                                                        ------------
                        Total Leasing                                                                                   $    282,007
                                                                                                                        ------------
                        Personal, Food & Miscellaneous Services -- 0.0%+
      26,899            Revlon Consumer Products Corp., Initial Term B Loan, 5.409% (LIBOR + 350 bps), 9/7/23           $     20,678
                                                                                                                        ------------
                        Total Personal, Food & Miscellaneous Services                                                   $     20,678
                                                                                                                        ------------
                        Securities & Trusts -- 0.1%
     155,000            Stonepeak Lonestar Holdings LLC, Initial Term Loan, 6.299% (LIBOR + 450 bps), 10/19/26          $    153,256
                                                                                                                        ------------
                        Total Securities & Trusts                                                                       $    153,256
                                                                                                                        ------------
                        Telecommunications -- 0.3%
     123,737            CenturyLink, Inc., Initial Term B Loan, 4.549% (LIBOR + 275 bps), 1/31/25                       $    124,390
      73,369            Go Daddy Operating Co. LLC (GD Finance Co., Inc.), Tranche B-1 Term Loan, 3.549%
                        (LIBOR + 175 bps), 2/15/24                                                                            73,860
      67,466            Level 3 Financing, Inc., Tranche B Term Loan, 3.549% (LIBOR + 175 bps), 3/1/27                        67,873
     220,040            Sprint Communications, Inc., Initial Term Loan, 4.313% (LIBOR + 250 bps), 2/2/24                     218,595
                                                                                                                        ------------
                        Total Telecommunications                                                                        $    484,718
                                                                                                                        ------------
                        Utilities -- 0.1%
      27,089            Eastern Power LLC (Eastern Convert Mindo LLC) (aka TPF II LC LLC), Term Loan, 5.549%
                        (LIBOR + 375 bps), 10/2/23                                                                      $     27,201
      93,940            Vistra Operations Co. LLC (fka Tex Operations Co. LLC) 2018 Incremental Term Loan,
                        3.537% (LIBOR + 175 bps), 12/31/25                                                                    94,603
                                                                                                                        ------------
                        Total Utilities                                                                                 $    121,804
                                                                                                                        ------------
                        TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
                        (Cost $4,557,401)                                                                               $  4,511,187
                                                                                                                        ------------
                        U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 26.9% of Net Assets
      20,052            Fannie Mae, 2.5%, 7/1/30                                                                        $     20,336
      20,610            Fannie Mae, 2.5%, 7/1/30                                                                              20,905
      36,666            Fannie Mae, 2.5%, 7/1/30                                                                              37,229
      14,408            Fannie Mae, 2.5%, 2/1/43                                                                              14,339
      62,025            Fannie Mae, 2.5%, 2/1/43                                                                              61,726
      13,392            Fannie Mae, 2.5%, 3/1/43                                                                              13,328
      12,176            Fannie Mae, 2.5%, 8/1/43                                                                              12,118
      13,522            Fannie Mae, 2.5%, 4/1/45                                                                              13,457
      13,994            Fannie Mae, 2.5%, 4/1/45                                                                              13,927
      18,761            Fannie Mae, 2.5%, 4/1/45                                                                              18,671
      31,413            Fannie Mae, 2.5%, 4/1/45                                                                              31,261
      35,348            Fannie Mae, 2.5%, 4/1/45                                                                              35,178
      47,643            Fannie Mae, 2.5%, 4/1/45                                                                              47,413
      62,693            Fannie Mae, 2.5%, 4/1/45                                                                              62,391
      61,852            Fannie Mae, 2.5%, 8/1/45                                                                              61,554
      18,377            Fannie Mae, 3.0%, 3/1/29                                                                              18,943
      67,527            Fannie Mae, 3.0%, 10/1/30                                                                             69,654
      35,991            Fannie Mae, 3.0%, 8/1/42                                                                              37,141
     308,887            Fannie Mae, 3.0%, 8/1/42                                                                             318,261
      79,163            Fannie Mae, 3.0%, 9/1/42                                                                              81,553

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/19                                     (continued)
--------------------------------------------------------------------------------

   Principal
      Amount
      USD ($)                                                                                                                  Value
                        U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- (continued)
     149,039            Fannie Mae, 3.0%, 11/1/42                                                                       $    153,568
      22,555            Fannie Mae, 3.0%, 12/1/42                                                                             23,248
      66,492            Fannie Mae, 3.0%, 12/1/42                                                                             68,501
      52,682            Fannie Mae, 3.0%, 2/1/43                                                                              54,299
      60,985            Fannie Mae, 3.0%, 2/1/43                                                                              62,858
      61,864            Fannie Mae, 3.0%, 3/1/43                                                                              63,763
      74,734            Fannie Mae, 3.0%, 4/1/43                                                                              76,960
      12,787            Fannie Mae, 3.0%, 5/1/43                                                                              13,180
      17,022            Fannie Mae, 3.0%, 5/1/43                                                                              17,521
      59,839            Fannie Mae, 3.0%, 5/1/43                                                                              61,747
     210,880            Fannie Mae, 3.0%, 5/1/43                                                                             217,170
      34,777            Fannie Mae, 3.0%, 8/1/43                                                                              35,804
      30,779            Fannie Mae, 3.0%, 9/1/43                                                                              31,695
      27,344            Fannie Mae, 3.0%, 3/1/45                                                                              28,149
      33,283            Fannie Mae, 3.0%, 4/1/45                                                                              34,262
     160,417            Fannie Mae, 3.0%, 6/1/45                                                                             165,535
      15,862            Fannie Mae, 3.0%, 5/1/46                                                                              16,349
      80,478            Fannie Mae, 3.0%, 5/1/46                                                                              83,271
     121,063            Fannie Mae, 3.0%, 9/1/46                                                                             123,994
     223,092            Fannie Mae, 3.0%, 10/1/46                                                                            228,493
     222,324            Fannie Mae, 3.0%, 11/1/46                                                                            227,706
     225,890            Fannie Mae, 3.0%, 1/1/47                                                                             233,730
      82,745            Fannie Mae, 3.0%, 3/1/47                                                                              84,747
      23,309            Fannie Mae, 3.5%, 11/1/40                                                                             24,565
       9,617            Fannie Mae, 3.5%, 10/1/41                                                                             10,255
     118,184            Fannie Mae, 3.5%, 6/1/42                                                                             125,045
      63,549            Fannie Mae, 3.5%, 7/1/42                                                                              66,976
      45,211            Fannie Mae, 3.5%, 8/1/42                                                                              47,836
      63,960            Fannie Mae, 3.5%, 8/1/42                                                                              67,421
     147,076            Fannie Mae, 3.5%, 5/1/44                                                                             153,113
      61,114            Fannie Mae, 3.5%, 12/1/44                                                                             64,378
     161,295            Fannie Mae, 3.5%, 2/1/45                                                                             171,729
     251,549            Fannie Mae, 3.5%, 2/1/45                                                                             268,240
     325,709            Fannie Mae, 3.5%, 2/1/45                                                                             340,240
     175,742            Fannie Mae, 3.5%, 6/1/45                                                                             183,977
      39,776            Fannie Mae, 3.5%, 8/1/45                                                                              41,533
      53,269            Fannie Mae, 3.5%, 8/1/45                                                                              55,611
     184,801            Fannie Mae, 3.5%, 8/1/45                                                                             198,090
      48,651            Fannie Mae, 3.5%, 9/1/45                                                                              51,880
     117,640            Fannie Mae, 3.5%, 9/1/45                                                                             122,841
     172,567            Fannie Mae, 3.5%, 9/1/45                                                                             179,878
      32,638            Fannie Mae, 3.5%, 10/1/45                                                                             34,224
     260,530            Fannie Mae, 3.5%, 11/1/45                                                                            279,265
      56,466            Fannie Mae, 3.5%, 12/1/45                                                                             58,899
     145,694            Fannie Mae, 3.5%, 12/1/45                                                                            152,122
     153,281            Fannie Mae, 3.5%, 12/1/45                                                                            159,880
     119,228            Fannie Mae, 3.5%, 1/1/46                                                                             124,463
     161,228            Fannie Mae, 3.5%, 1/1/46                                                                             168,327

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

   Principal
      Amount
      USD ($)                                                                                                                  Value
                        U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- (continued)
      14,213            Fannie Mae, 3.5%, 2/1/46                                                                        $     14,837
     111,130            Fannie Mae, 3.5%, 2/1/46                                                                             116,015
      44,773            Fannie Mae, 3.5%, 3/1/46                                                                              46,748
      93,191            Fannie Mae, 3.5%, 4/1/46                                                                              97,199
      53,475            Fannie Mae, 3.5%, 5/1/46                                                                              56,576
     140,764            Fannie Mae, 3.5%, 7/1/46                                                                             146,427
     206,125            Fannie Mae, 3.5%, 9/1/46                                                                             214,532
      16,889            Fannie Mae, 3.5%, 10/1/46                                                                             17,712
      30,316            Fannie Mae, 3.5%, 10/1/46                                                                             31,486
     131,895            Fannie Mae, 3.5%, 12/1/46                                                                            136,992
      61,855            Fannie Mae, 3.5%, 1/1/47                                                                              64,243
     152,891            Fannie Mae, 3.5%, 1/1/47                                                                             158,789
     182,965            Fannie Mae, 3.5%, 1/1/47                                                                             193,571
     305,393            Fannie Mae, 3.5%, 1/1/47                                                                             320,273
     298,434            Fannie Mae, 3.5%, 2/1/47                                                                             309,930
     211,451            Fannie Mae, 3.5%, 5/1/47                                                                             219,509
     229,379            Fannie Mae, 3.5%, 5/1/47                                                                             238,086
     535,221            Fannie Mae, 3.5%, 5/1/47                                                                             555,569
      73,340            Fannie Mae, 3.5%, 7/1/47                                                                              76,147
     238,458            Fannie Mae, 3.5%, 7/1/47                                                                             246,908
     359,585            Fannie Mae, 3.5%, 7/1/47                                                                             373,325
      42,205            Fannie Mae, 3.5%, 8/1/47                                                                              43,820
     569,808            Fannie Mae, 3.5%, 8/1/47                                                                             591,578
      94,037            Fannie Mae, 3.5%, 11/1/47                                                                             97,659
     242,386            Fannie Mae, 3.5%, 12/1/47                                                                            251,732
     395,297            Fannie Mae, 3.5%, 12/1/47                                                                            410,525
     439,770            Fannie Mae, 3.5%, 12/1/47                                                                            456,610
     120,603            Fannie Mae, 3.5%, 1/1/48                                                                             125,171
      89,083            Fannie Mae, 3.5%, 2/1/48                                                                              92,552
     207,704            Fannie Mae, 3.5%, 9/1/49                                                                             221,062
     178,611            Fannie Mae, 4.0%, 10/1/40                                                                            193,753
      23,415            Fannie Mae, 4.0%, 12/1/40                                                                             25,404
       5,136            Fannie Mae, 4.0%, 11/1/41                                                                              5,510
       6,957            Fannie Mae, 4.0%, 12/1/41                                                                              7,312
       3,962            Fannie Mae, 4.0%, 1/1/42                                                                               4,243
      49,695            Fannie Mae, 4.0%, 1/1/42                                                                              53,197
     180,158            Fannie Mae, 4.0%, 1/1/42                                                                             192,953
      50,591            Fannie Mae, 4.0%, 2/1/42                                                                              54,173
      50,378            Fannie Mae, 4.0%, 4/1/42                                                                              53,914
     131,028            Fannie Mae, 4.0%, 5/1/42                                                                             140,111
     136,315            Fannie Mae, 4.0%, 7/1/42                                                                             145,776
     377,351            Fannie Mae, 4.0%, 8/1/42                                                                             404,185
     110,604            Fannie Mae, 4.0%, 8/1/43                                                                             117,900
     178,040            Fannie Mae, 4.0%, 8/1/43                                                                             189,828
     112,276            Fannie Mae, 4.0%, 9/1/43                                                                             119,784
     115,174            Fannie Mae, 4.0%, 9/1/43                                                                             122,884
      93,446            Fannie Mae, 4.0%, 11/1/43                                                                            100,604
     196,752            Fannie Mae, 4.0%, 12/1/43                                                                            209,086

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/19                                     (continued)
--------------------------------------------------------------------------------

   Principal
      Amount
      USD ($)                                                                                                                  Value
                        U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- (continued)
       6,723            Fannie Mae, 4.0%, 7/1/44                                                                        $      7,124
      25,031            Fannie Mae, 4.0%, 7/1/44                                                                              26,520
      60,937            Fannie Mae, 4.0%, 8/1/44                                                                              64,373
     112,400            Fannie Mae, 4.0%, 8/1/44                                                                             119,214
      36,555            Fannie Mae, 4.0%, 10/1/44                                                                             38,288
     104,221            Fannie Mae, 4.0%, 3/1/45                                                                             110,427
      31,946            Fannie Mae, 4.0%, 10/1/45                                                                             33,851
      86,491            Fannie Mae, 4.0%, 10/1/45                                                                             91,634
     150,417            Fannie Mae, 4.0%, 10/1/45                                                                            158,593
      32,508            Fannie Mae, 4.0%, 11/1/45                                                                             34,035
      66,820            Fannie Mae, 4.0%, 11/1/45                                                                             70,796
     149,722            Fannie Mae, 4.0%, 12/1/45                                                                            158,646
      50,054            Fannie Mae, 4.0%, 1/1/46                                                                              53,007
     121,741            Fannie Mae, 4.0%, 2/1/46                                                                             129,130
      28,795            Fannie Mae, 4.0%, 4/1/46                                                                              30,453
     114,429            Fannie Mae, 4.0%, 6/1/46                                                                             120,950
     114,438            Fannie Mae, 4.0%, 7/1/46                                                                             120,612
     199,106            Fannie Mae, 4.0%, 7/1/46                                                                             210,243
     112,818            Fannie Mae, 4.0%, 8/1/46                                                                             119,019
      43,027            Fannie Mae, 4.0%, 11/1/46                                                                             45,324
      47,279            Fannie Mae, 4.0%, 11/1/46                                                                             49,717
     499,062            Fannie Mae, 4.0%, 1/1/47                                                                             524,473
      86,180            Fannie Mae, 4.0%, 4/1/47                                                                              90,657
      95,888            Fannie Mae, 4.0%, 4/1/47                                                                             102,059
     139,594            Fannie Mae, 4.0%, 4/1/47                                                                             148,562
      21,819            Fannie Mae, 4.0%, 6/1/47                                                                              23,187
      51,498            Fannie Mae, 4.0%, 6/1/47                                                                              54,648
      91,303            Fannie Mae, 4.0%, 6/1/47                                                                              96,064
     135,481            Fannie Mae, 4.0%, 6/1/47                                                                             142,539
     246,073            Fannie Mae, 4.0%, 6/1/47                                                                             258,727
      81,378            Fannie Mae, 4.0%, 7/1/47                                                                              85,541
      82,185            Fannie Mae, 4.0%, 7/1/47                                                                              87,430
      71,018            Fannie Mae, 4.0%, 8/1/47                                                                              74,127
     135,035            Fannie Mae, 4.0%, 8/1/47                                                                             140,956
     193,784            Fannie Mae, 4.0%, 12/1/47                                                                            203,336
     232,614            Fannie Mae, 4.0%, 4/1/48                                                                             242,552
     189,113            Fannie Mae, 4.0%, 8/1/48                                                                             198,068
     222,223            Fannie Mae, 4.0%, 8/1/48                                                                             232,454
      55,164            Fannie Mae, 4.0%, 9/1/49                                                                              57,563
     389,852            Fannie Mae, 4.0%, 10/1/49                                                                            407,040
     191,944            Fannie Mae, 4.5%, 8/1/40                                                                             208,117
      32,732            Fannie Mae, 4.5%, 11/1/40                                                                             35,550
       3,883            Fannie Mae, 4.5%, 4/1/41                                                                               4,217
      91,401            Fannie Mae, 4.5%, 5/1/41                                                                             100,384
     227,792            Fannie Mae, 4.5%, 5/1/41                                                                             247,378
     258,850            Fannie Mae, 4.5%, 5/1/41                                                                             281,032
      17,313            Fannie Mae, 4.5%, 12/1/41                                                                             18,228
      53,882            Fannie Mae, 4.5%, 11/1/43                                                                             57,984

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

   Principal
      Amount
      USD ($)                                                                                                                  Value
                        U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- (continued)
      70,032            Fannie Mae, 4.5%, 2/1/44                                                                        $     75,317
      78,783            Fannie Mae, 4.5%, 2/1/44                                                                              84,567
     570,357            Fannie Mae, 4.5%, 6/1/44                                                                             619,349
     175,700            Fannie Mae, 4.5%, 8/1/44                                                                             188,862
     131,339            Fannie Mae, 4.5%, 5/1/46                                                                             140,081
      76,658            Fannie Mae, 4.5%, 2/1/47                                                                              81,058
       3,174            Fannie Mae, 5.0%, 10/1/20                                                                              3,279
      68,346            Fannie Mae, 5.0%, 5/1/31                                                                              73,517
       5,525            Fannie Mae, 5.0%, 6/1/40                                                                               6,092
       3,254            Fannie Mae, 5.0%, 7/1/40                                                                               3,588
       6,834            Fannie Mae, 5.5%, 9/1/33                                                                               7,636
       6,009            Fannie Mae, 5.5%, 12/1/34                                                                              6,735
      20,710            Fannie Mae, 5.5%, 10/1/35                                                                             23,159
       4,138            Fannie Mae, 6.0%, 9/1/29                                                                               4,632
       1,400            Fannie Mae, 6.0%, 10/1/32                                                                              1,569
       2,571            Fannie Mae, 6.0%, 11/1/32                                                                              2,832
      13,316            Fannie Mae, 6.0%, 11/1/32                                                                             14,666
       8,178            Fannie Mae, 6.0%, 4/1/33                                                                               9,110
       4,245            Fannie Mae, 6.0%, 5/1/33                                                                               4,676
       9,352            Fannie Mae, 6.0%, 6/1/33                                                                              10,290
      14,614            Fannie Mae, 6.0%, 7/1/34                                                                              16,407
       2,149            Fannie Mae, 6.0%, 9/1/34                                                                               2,381
       1,747            Fannie Mae, 6.0%, 7/1/38                                                                               1,939
         357            Fannie Mae, 6.5%, 7/1/21                                                                                 396
         870            Fannie Mae, 6.5%, 4/1/29                                                                                 965
       2,052            Fannie Mae, 6.5%, 1/1/32                                                                               2,277
       1,311            Fannie Mae, 6.5%, 2/1/32                                                                               1,460
       2,298            Fannie Mae, 6.5%, 3/1/32                                                                               2,551
       2,830            Fannie Mae, 6.5%, 4/1/32                                                                               3,141
       1,193            Fannie Mae, 6.5%, 8/1/32                                                                               1,325
       2,455            Fannie Mae, 6.5%, 8/1/32                                                                               2,761
      19,500            Fannie Mae, 6.5%, 7/1/34                                                                              21,857
         702            Fannie Mae, 7.0%, 11/1/29                                                                                703
       1,163            Fannie Mae, 7.0%, 9/1/30                                                                               1,166
         377            Fannie Mae, 7.0%, 7/1/31                                                                                 385
       1,767            Fannie Mae, 7.0%, 1/1/32                                                                               2,065
         646            Fannie Mae, 7.5%, 2/1/31                                                                                 754
       3,426            Fannie Mae, 8.0%, 10/1/30                                                                              4,045
      44,292            Federal Home Loan Mortgage Corp., 3.0%, 10/1/29                                                       45,629
      19,304            Federal Home Loan Mortgage Corp., 3.0%, 9/1/42                                                        19,933
      23,330            Federal Home Loan Mortgage Corp., 3.0%, 9/1/42                                                        24,053
     147,385            Federal Home Loan Mortgage Corp., 3.0%, 11/1/42                                                      151,954
      33,335            Federal Home Loan Mortgage Corp., 3.0%, 1/1/43                                                        34,418
      52,180            Federal Home Loan Mortgage Corp., 3.0%, 2/1/43                                                        53,879
      79,347            Federal Home Loan Mortgage Corp., 3.0%, 2/1/43                                                        81,931
      50,335            Federal Home Loan Mortgage Corp., 3.0%, 4/1/43                                                        51,881
     145,231            Federal Home Loan Mortgage Corp., 3.0%, 4/1/43                                                       149,960
      51,463            Federal Home Loan Mortgage Corp., 3.0%, 5/1/43                                                        53,028

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/19                                     (continued)
--------------------------------------------------------------------------------

   Principal
      Amount
      USD ($)                                                                                                                  Value
                        U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- (continued)
      30,073            Federal Home Loan Mortgage Corp., 3.0%, 5/1/45                                                  $     30,884
      28,637            Federal Home Loan Mortgage Corp., 3.0%, 8/1/45                                                        29,346
     110,532            Federal Home Loan Mortgage Corp., 3.0%, 6/1/46                                                       113,856
      99,563            Federal Home Loan Mortgage Corp., 3.0%, 9/1/46                                                       102,034
      35,582            Federal Home Loan Mortgage Corp., 3.0%, 12/1/46                                                       36,652
      59,136            Federal Home Loan Mortgage Corp., 3.0%, 12/1/46                                                       60,603
     174,645            Federal Home Loan Mortgage Corp., 3.0%, 2/1/47                                                       178,978
      26,719            Federal Home Loan Mortgage Corp., 3.0%, 3/1/47                                                        27,299
      16,866            Federal Home Loan Mortgage Corp., 3.0%, 7/1/47                                                        17,117
      30,339            Federal Home Loan Mortgage Corp., 3.5%, 11/1/28                                                       31,778
      52,020            Federal Home Loan Mortgage Corp., 3.5%, 7/1/29                                                        54,161
      19,247            Federal Home Loan Mortgage Corp., 3.5%, 10/1/40                                                       20,295
      50,425            Federal Home Loan Mortgage Corp., 3.5%, 5/1/42                                                        53,186
      34,355            Federal Home Loan Mortgage Corp., 3.5%, 10/1/42                                                       36,236
      42,254            Federal Home Loan Mortgage Corp., 3.5%, 10/1/42                                                       44,734
      15,740            Federal Home Loan Mortgage Corp., 3.5%, 8/1/44                                                        16,491
      49,899            Federal Home Loan Mortgage Corp., 3.5%, 10/1/44                                                       52,251
     137,422            Federal Home Loan Mortgage Corp., 3.5%, 12/1/44                                                      143,777
     202,077            Federal Home Loan Mortgage Corp., 3.5%, 6/1/45                                                       213,931
     154,150            Federal Home Loan Mortgage Corp., 3.5%, 10/1/45                                                      161,038
     172,477            Federal Home Loan Mortgage Corp., 3.5%, 10/1/45                                                      181,931
     351,247            Federal Home Loan Mortgage Corp., 3.5%, 11/1/45                                                      368,527
      82,724            Federal Home Loan Mortgage Corp., 3.5%, 3/1/46                                                        86,274
     143,046            Federal Home Loan Mortgage Corp., 3.5%, 5/1/46                                                       148,988
     179,982            Federal Home Loan Mortgage Corp., 3.5%, 7/1/46                                                       191,728
     259,115            Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                                                       274,308
     320,126            Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                                                       337,484
     105,801            Federal Home Loan Mortgage Corp., 3.5%, 12/1/46                                                      110,005
     313,420            Federal Home Loan Mortgage Corp., 3.5%, 12/1/46                                                      331,798
      63,474            Federal Home Loan Mortgage Corp., 3.5%, 1/1/47                                                        65,966
      18,359            Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                                                        19,348
      63,467            Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                                                        65,926
     125,385            Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                                                       130,252
     284,240            Federal Home Loan Mortgage Corp., 3.5%, 7/1/47                                                       295,273
     274,216            Federal Home Loan Mortgage Corp., 3.5%, 8/1/47                                                       284,887
     321,970            Federal Home Loan Mortgage Corp., 3.5%, 10/1/47                                                      334,718
     110,825            Federal Home Loan Mortgage Corp., 3.5%, 11/1/47                                                      115,242
     151,658            Federal Home Loan Mortgage Corp., 3.5%, 11/1/47                                                      157,608
     103,694            Federal Home Loan Mortgage Corp., 3.5%, 1/1/48                                                       107,846
     208,920            Federal Home Loan Mortgage Corp., 3.5%, 1/1/48                                                       217,066
     371,233            Federal Home Loan Mortgage Corp., 3.5%, 8/1/49                                                       381,526
     162,391            Federal Home Loan Mortgage Corp., 4.0%, 11/1/41                                                      176,593
     141,393            Federal Home Loan Mortgage Corp., 4.0%, 10/1/42                                                      151,335
      29,572            Federal Home Loan Mortgage Corp., 4.0%, 10/1/43                                                       31,543
      68,691            Federal Home Loan Mortgage Corp., 4.0%, 5/1/44                                                        72,829
     101,304            Federal Home Loan Mortgage Corp., 4.0%, 6/1/44                                                       107,409
      30,704            Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                                                        32,555
      20,655            Federal Home Loan Mortgage Corp., 4.0%, 12/1/44                                                       21,900

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

   Principal
      Amount
      USD ($)                                                                                                                  Value
                        U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- (continued)
      50,625            Federal Home Loan Mortgage Corp., 4.0%, 4/1/45                                                  $     53,680
      23,396            Federal Home Loan Mortgage Corp., 4.0%, 10/1/45                                                       24,808
      96,824            Federal Home Loan Mortgage Corp., 4.0%, 12/1/45                                                      102,659
      47,596            Federal Home Loan Mortgage Corp., 4.0%, 1/1/46                                                        50,438
     189,220            Federal Home Loan Mortgage Corp., 4.0%, 2/1/46                                                       200,424
      18,175            Federal Home Loan Mortgage Corp., 4.0%, 5/1/46                                                        19,223
      91,480            Federal Home Loan Mortgage Corp., 4.0%, 6/1/46                                                        96,572
     132,630            Federal Home Loan Mortgage Corp., 4.0%, 7/1/46                                                       140,144
     113,016            Federal Home Loan Mortgage Corp., 4.0%, 8/1/46                                                       119,241
      39,028            Federal Home Loan Mortgage Corp., 4.0%, 3/1/47                                                        41,124
      61,935            Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                                        65,963
      94,439            Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                                       100,337
     178,540            Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                                       188,094
     207,947            Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                                       221,443
     451,155            Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                                       474,491
     313,051            Federal Home Loan Mortgage Corp., 4.0%, 5/1/47                                                       327,322
      33,485            Federal Home Loan Mortgage Corp., 4.0%, 6/1/47                                                        35,275
      92,747            Federal Home Loan Mortgage Corp., 4.0%, 7/1/47                                                        97,597
     195,844            Federal Home Loan Mortgage Corp., 4.0%, 10/1/47                                                      205,426
     605,577            Federal Home Loan Mortgage Corp., 4.0%, 10/1/47                                                      636,777
     208,581            Federal Home Loan Mortgage Corp., 4.0%, 8/1/48                                                       217,258
     746,182            Federal Home Loan Mortgage Corp., 4.0%, 7/1/49                                                       775,722
     258,762            Federal Home Loan Mortgage Corp., 4.0%, 9/1/49                                                       269,356
     166,556            Federal Home Loan Mortgage Corp., 4.5%, 5/1/47                                                       176,682
     588,355            Federal Home Loan Mortgage Corp., 4.5%, 7/1/49                                                       623,211
     618,929            Federal Home Loan Mortgage Corp., 4.5%, 8/1/49                                                       655,597
         890            Federal Home Loan Mortgage Corp., 5.0%, 12/1/21                                                          920
       3,657            Federal Home Loan Mortgage Corp., 5.0%, 9/1/38                                                         4,032
       4,051            Federal Home Loan Mortgage Corp., 5.0%, 10/1/38                                                        4,466
       7,888            Federal Home Loan Mortgage Corp., 5.0%, 5/1/39                                                         8,689
      18,207            Federal Home Loan Mortgage Corp., 5.0%, 12/1/39                                                       20,091
       9,758            Federal Home Loan Mortgage Corp., 5.5%, 9/1/33                                                        10,964
      13,044            Federal Home Loan Mortgage Corp., 5.5%, 6/1/41                                                        14,670
         710            Federal Home Loan Mortgage Corp., 6.0%, 10/1/32                                                          782
       4,464            Federal Home Loan Mortgage Corp., 6.0%, 11/1/32                                                        4,983
       4,425            Federal Home Loan Mortgage Corp., 6.0%, 12/1/32                                                        5,069
       8,016            Federal Home Loan Mortgage Corp., 6.0%, 2/1/33                                                         9,190
       2,964            Federal Home Loan Mortgage Corp., 6.0%, 1/1/34                                                         3,289
       1,152            Federal Home Loan Mortgage Corp., 6.0%, 12/1/36                                                        1,313
       2,380            Federal Home Loan Mortgage Corp., 6.5%, 1/1/29                                                         2,643
       1,125            Federal Home Loan Mortgage Corp., 6.5%, 4/1/31                                                         1,259
       4,122            Federal Home Loan Mortgage Corp., 6.5%, 10/1/31                                                        4,578
       1,617            Federal Home Loan Mortgage Corp., 6.5%, 2/1/32                                                         1,798
       1,924            Federal Home Loan Mortgage Corp., 6.5%, 3/1/32                                                         2,137
       9,027            Federal Home Loan Mortgage Corp., 6.5%, 4/1/32                                                        10,234
       3,638            Federal Home Loan Mortgage Corp., 6.5%, 7/1/32                                                         4,100
         250            Federal Home Loan Mortgage Corp., 7.0%, 8/1/22                                                           252
       1,259            Federal Home Loan Mortgage Corp., 7.0%, 9/1/22                                                         1,294

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/19                                     (continued)
--------------------------------------------------------------------------------

   Principal
      Amount
      USD ($)                                                                                                                  Value
                        U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- (continued)
       1,196            Federal Home Loan Mortgage Corp., 7.0%, 2/1/31                                                  $      1,379
         757            Federal Home Loan Mortgage Corp., 7.0%, 3/1/32                                                           762
       1,972            Federal Home Loan Mortgage Corp., 7.0%, 4/1/32                                                         2,253
      28,744            Federal Home Loan Mortgage Corp., 7.0%, 10/1/46                                                       29,628
       1,317            Federal Home Loan Mortgage Corp., 7.5%, 8/1/31                                                         1,494
     211,707            Government National Mortgage Association I, 3.5%, 11/15/41                                           222,742
      81,698            Government National Mortgage Association I, 3.5%, 8/15/42                                             85,950
      41,335            Government National Mortgage Association I, 3.5%, 10/15/42                                            43,485
     136,623            Government National Mortgage Association I, 3.5%, 1/15/45                                            143,701
      74,836            Government National Mortgage Association I, 3.5%, 8/15/46                                             78,083
      67,898            Government National Mortgage Association I, 4.0%, 1/15/25                                             72,330
      65,385            Government National Mortgage Association I, 4.0%, 8/15/43                                             71,580
     216,473            Government National Mortgage Association I, 4.0%, 3/15/44                                            226,415
      32,677            Government National Mortgage Association I, 4.0%, 9/15/44                                             34,618
      86,588            Government National Mortgage Association I, 4.0%, 4/15/45                                             92,957
     115,056            Government National Mortgage Association I, 4.0%, 6/15/45                                            123,540
      14,328            Government National Mortgage Association I, 4.0%, 7/15/45                                             15,385
      13,577            Government National Mortgage Association I, 4.0%, 8/15/45                                             14,383
      62,712            Government National Mortgage Association I, 4.5%, 5/15/39                                             68,585
       5,706            Government National Mortgage Association I, 4.5%, 8/15/41                                              6,134
       5,289            Government National Mortgage Association I, 5.0%, 9/15/33                                              5,653
       9,410            Government National Mortgage Association I, 5.5%, 3/15/33                                             10,231
      10,395            Government National Mortgage Association I, 5.5%, 7/15/33                                             11,654
      26,353            Government National Mortgage Association I, 5.5%, 8/15/33                                             29,550
      10,640            Government National Mortgage Association I, 5.5%, 10/15/34                                            11,646
       8,948            Government National Mortgage Association I, 6.0%, 4/15/28                                             10,071
       8,296            Government National Mortgage Association I, 6.0%, 2/15/29                                              9,202
       9,249            Government National Mortgage Association I, 6.0%, 9/15/32                                             10,356
       1,435            Government National Mortgage Association I, 6.0%, 10/15/32                                             1,580
       3,123            Government National Mortgage Association I, 6.0%, 10/15/32                                             3,438
      10,540            Government National Mortgage Association I, 6.0%, 11/15/32                                            11,819
      20,250            Government National Mortgage Association I, 6.0%, 11/15/32                                            22,446
       5,517            Government National Mortgage Association I, 6.0%, 1/15/33                                              6,301
      12,274            Government National Mortgage Association I, 6.0%, 12/15/33                                            13,651
       8,312            Government National Mortgage Association I, 6.0%, 8/15/34                                              9,151
       9,701            Government National Mortgage Association I, 6.0%, 8/15/34                                             11,076
       1,298            Government National Mortgage Association I, 6.5%, 3/15/26                                              1,432
       3,422            Government National Mortgage Association I, 6.5%, 6/15/28                                              3,775
       3,582            Government National Mortgage Association I, 6.5%, 6/15/28                                              4,028
         462            Government National Mortgage Association I, 6.5%, 2/15/29                                                510
       3,664            Government National Mortgage Association I, 6.5%, 5/15/29                                              4,136
      10,048            Government National Mortgage Association I, 6.5%, 5/15/29                                             11,363
       2,197            Government National Mortgage Association I, 6.5%, 5/15/31                                              2,423
      17,951            Government National Mortgage Association I, 6.5%, 7/15/31                                             19,802
       3,211            Government National Mortgage Association I, 6.5%, 9/15/31                                              3,542
       5,889            Government National Mortgage Association I, 6.5%, 10/15/31                                             6,496
       1,913            Government National Mortgage Association I, 6.5%, 12/15/31                                             2,131
       2,342            Government National Mortgage Association I, 6.5%, 12/15/31                                             2,584

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

   Principal
      Amount
      USD ($)                                                                                                                  Value
                        U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- (continued)
         392            Government National Mortgage Association I, 6.5%, 4/15/32                                       $        433
       1,129            Government National Mortgage Association I, 6.5%, 4/15/32                                              1,246
         907            Government National Mortgage Association I, 6.5%, 6/15/32                                              1,001
       1,823            Government National Mortgage Association I, 6.5%, 6/15/32                                              2,013
       3,246            Government National Mortgage Association I, 6.5%, 6/15/32                                              3,580
       4,736            Government National Mortgage Association I, 6.5%, 7/15/32                                              5,224
      16,071            Government National Mortgage Association I, 6.5%, 12/15/32                                            18,662
      15,059            Government National Mortgage Association I, 7.0%, 7/15/26                                             15,548
       1,312            Government National Mortgage Association I, 7.0%, 9/15/27                                              1,336
      14,153            Government National Mortgage Association I, 7.0%, 2/15/28                                             14,627
       4,251            Government National Mortgage Association I, 7.0%, 11/15/28                                             4,587
       3,431            Government National Mortgage Association I, 7.0%, 1/15/29                                              3,788
       3,983            Government National Mortgage Association I, 7.0%, 6/15/29                                              4,269
         643            Government National Mortgage Association I, 7.0%, 7/15/29                                                663
       2,320            Government National Mortgage Association I, 7.0%, 7/15/29                                              2,566
         628            Government National Mortgage Association I, 7.0%, 12/15/30                                               638
       1,667            Government National Mortgage Association I, 7.0%, 2/15/31                                              1,697
       2,256            Government National Mortgage Association I, 7.0%, 8/15/31                                              2,657
       5,945            Government National Mortgage Association I, 7.0%, 5/15/32                                              6,050
         258            Government National Mortgage Association I, 7.5%, 10/15/22                                               268
         113            Government National Mortgage Association I, 7.5%, 6/15/23                                                113
          51            Government National Mortgage Association I, 7.5%, 8/15/23                                                 51
       1,850            Government National Mortgage Association I, 7.5%, 10/15/29                                             1,906
       8,900            Government National Mortgage Association II, 3.5%, 3/20/45                                             9,301
      11,454            Government National Mortgage Association II, 3.5%, 4/20/45                                            11,973
      20,290            Government National Mortgage Association II, 3.5%, 4/20/45                                            21,205
      26,824            Government National Mortgage Association II, 3.5%, 4/20/45                                            28,082
     115,046            Government National Mortgage Association II, 3.5%, 1/20/46                                           119,941
      36,245            Government National Mortgage Association II, 3.5%, 3/20/46                                            38,392
     221,519            Government National Mortgage Association II, 3.5%, 11/20/46                                          230,160
      21,028            Government National Mortgage Association II, 4.0%, 8/20/39                                            22,289
      25,204            Government National Mortgage Association II, 4.0%, 7/20/42                                            26,754
     351,811            Government National Mortgage Association II, 4.0%, 7/20/44                                           373,063
      33,954            Government National Mortgage Association II, 4.0%, 9/20/44                                            35,999
      43,056            Government National Mortgage Association II, 4.0%, 3/20/46                                            45,547
     132,325            Government National Mortgage Association II, 4.0%, 10/20/46                                          138,176
      62,817            Government National Mortgage Association II, 4.0%, 2/20/48                                            66,298
      67,670            Government National Mortgage Association II, 4.0%, 4/20/48                                            71,446
   1,295,000            Government National Mortgage Association II, 4.0%, 1/1/49 (TBA)                                    1,340,325
       8,785            Government National Mortgage Association II, 4.5%, 9/20/41                                             9,490
      57,090            Government National Mortgage Association II, 4.5%, 5/20/43                                            61,667
     161,871            Government National Mortgage Association II, 4.5%, 1/20/44                                           173,736
     144,145            Government National Mortgage Association II, 4.5%, 9/20/44                                           151,152
      42,999            Government National Mortgage Association II, 4.5%, 10/20/44                                           46,051
      88,333            Government National Mortgage Association II, 4.5%, 11/20/44                                           94,593
     438,667            Government National Mortgage Association II, 4.5%, 2/20/48                                           463,079
     718,774            Government National Mortgage Association II, 4.5%, 7/20/49                                           754,997
   1,104,789            Government National Mortgage Association II, 4.5%, 8/20/49                                         1,161,718
          12            Government National Mortgage Association II, 5.0%, 1/20/20                                                12

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/19                                     (continued)
--------------------------------------------------------------------------------

   Principal
      Amount
      USD ($)                                                                                                                  Value
                        U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- (continued)
       9,682            Government National Mortgage Association II, 6.0%, 11/20/33                                     $     11,048
       1,894            Government National Mortgage Association II, 6.5%, 8/20/28                                             2,134
       2,947            Government National Mortgage Association II, 6.5%, 12/20/28                                            3,350
       1,775            Government National Mortgage Association II, 6.5%, 9/20/31                                             2,032
       2,044            Government National Mortgage Association II, 7.0%, 5/20/26                                             2,225
       6,041            Government National Mortgage Association II, 7.0%, 2/20/29                                             6,879
         898            Government National Mortgage Association II, 7.0%, 1/20/31                                             1,046
         490            Government National Mortgage Association II, 7.5%, 8/20/27                                               561
         162            Government National Mortgage Association II, 8.0%, 8/20/25                                               176
     600,000(j)         U.S. Treasury Bills, 1/21/20                                                                         599,535
   2,446,677            U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47                                             2,621,712
   1,940,318            U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46                                               2,133,702
   2,228,065            U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/48                                               2,465,288
   1,742,664            U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/49                                               1,936,355
                        TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                                                                                                        ------------
                        (Cost $50,223,103)                                                                              $ 51,533,003
                                                                                                                        ------------
                        TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 98.1%
                        (Cost $181,012,971)                                                                             $186,556,813
                                                                                                                        ------------

                                                                                                 Change
                                                                                                 in Net
                                                                              Net                Unrealized
                                                             Dividend         Realized           Appreciation
Shares                                                       Income           Gain (Loss)        (Depreciation)
                        AFFILIATED ISSUER -- 1.4%
                        CLOSED-END FUND -- 1.4% of Net Assets
     321,413(k)         Pioneer ILS Interval Fund            $177,323         $ --               $(106,066)             $  2,674,153
                                                                                                                        ------------
                        TOTAL CLOSED-END FUND
                        (Cost $3,263,545)                                                                               $  2,674,153
                                                                                                                        ------------
                        TOTAL INVESTMENTS IN AFFILIATED ISSUER -- 1.4%
                        (Cost $3,263,545)                                                                               $  2,674,153
                                                                                                                        ------------
                        OTHER ASSETS AND LIABILITIES -- 0.5%                                                            $    868,881
                                                                                                                        ------------
                        NET ASSETS -- 100.0%                                                                            $190,099,847
                                                                                                                        ============

bps        Basis Points.

CMT        Constant Maturity Treasury Index.

FREMF      Freddie Mac Multifamily Fixed-Rate Mortgage Loans.

LIBOR      London Interbank Offered Rate.

REIT       Real Estate Investment Trust.

PRIME      U.S. Federal Funds Rate.

REMICS     Real Estate Mortgage Investment Conduits.

SOFRRATE   Secured Overnight Financing Rate.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2019, the value of these securities amounted to $73,822,966, or 38.8% of net assets.

(TBA)      "To Be Announced" Securities.

+          Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at December 31, 2019.

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

+ Security that used significant unobservable inputs to determine its value.

(a)        Security is perpetual in nature and has no stated maturity date.

(b) Floating rate note. Coupon rate, reference index and spread shown at December 31, 2019.

(c) The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at December 31, 2019.

(d) Debt obligation initially issued at one coupon, which converts to a higher coupon at a specific date. The rate shown is the rate at December 31, 2019.

(e) Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.

(f)        Securities are restricted as to resale.

(g)        Issued as preference shares.

(h)        Non-income producing security.

(i)        Consists of Revenue Bonds unless otherwise indicated.

(j) Security issued with a zero coupon. Income is recognized through accretion of discount.

(k) Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Pioneer Asset Management, Inc. (the "Adviser").

FUTURES CONTRACTS

FIXED INCOME INDEX FUTURES CONTRACTS

Number of                                             Expiration         Notional              Market                   Unrealized
Contracts Long        Description                     Date               Amount                Value                 (Depreciation)
32                    U.S. 2 Year Note (CBT)          3/31/20            $ 6,899,727           $ 6,896,000               $  (3,727)
191                   U.S. 5 Year Note (CBT)          3/31/20             22,735,211            22,654,391                 (80,820)
28                    U.S. Ultra Bond (CBT)           3/20/20              5,257,250             5,086,375                (170,875)
                                                                         -----------           -----------               ---------
                                                                         $34,892,188           $34,636,766               $(255,422)
                                                                         ===========           ===========               =========

Number of                                        Expiration           Notional                Market                    Unrealized
Contracts Short     Description                  Date                 Amount                  Value                   Appreciation
61                  U.S. 10 Year Note (CBT)      3/20/20              $ 7,903,281             $ 7,833,734                 $ 69,547
92                  U.S. 10 Year Ultra           3/20/20               13,113,594              12,944,688                  168,906
10                  U.S. Long Bond (CBT)         3/20/20                1,592,930               1,559,063                   33,867
                                                                      -----------             -----------                 --------
                                                                      $22,609,805             $22,337,485                 $272,320
                                                                      -----------             -----------                 --------
TOTAL FUTURES CONTRACTS                                               $12,282,383             $12,299,281                 $ 16,898
                                                                      ===========             ===========                 ========

SWAP CONTRACTS

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT -- BUY PROTECTION

Notional                                                Pay/           Annual     Expiration  Premiums       Unrealized      Market
Amount ($)(1) Reference Obligation/Index                Receive(2)     Fixed Rate Date        (Received)  (Depreciation)      Value
5,680,000     Markit CDX North America High Yield Index Receive        1.00%      12/20/24    $(108,213)       $(40,986)  $(149,199)
                                                                                              ---------        --------   ---------
TOTAL CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT -- BUY PROTECTION                        $(108,213)       $(40,986)  $(149,199)
                                                                                              =========        ========   =========

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT -- SELL PROTECTION

Notional                                                Pay/            Annual      Expiration  Premiums     Unrealized      Market
Amount ($)(1) Reference Obligation/Index                Receive(2)      Fixed Rate  Date        Paid      (Depreciation)      Value
1,190,400     Markit CDX North America High Yield
               Index Series 24                          Receive         1.00%       6/20/20     $ 19,228       $(13,632)  $   5,596
                                                                                                --------       --------   ---------
TOTAL CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT -- SELL PROTECTION                         $ 19,228       $(13,632)  $   5,596
                                                                                                --------       --------   ---------
TOTAL SWAP CONTRACTS                                                                            $(88,985)      $(54,618)  $(143,603)
                                                                                                ========       ========   =========

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2)   Receives quarterly.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2019 were as follows:

                                                              Purchases        Sales
            Long-Term U.S. Government Securities             $11,566,038     $16,005,648
            Other Long-Term Securities                       $82,327,935     $70,453,047

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/19                                     (continued)
--------------------------------------------------------------------------------

The Portfolio is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which the Adviser serves as the Portfolio's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended December 31, 2019, the Portfolio engaged in purchases of $420,304 and sales of $234,838 pursuant to these procedures, which resulted in a net realized gain/(loss) of $(404).

    At December 31, 2019, the net unrealized appreciation on investments based on cost for federal tax purposes of $184,399,140 was as follows:
        Aggregate gross unrealized appreciation for all
          investments in which there is an excess of value over tax cost               $ 6,302,991
        Aggregate gross unrealized depreciation for all
          investments in which there is an excess of tax cost over value                (1,597,870)
                                                                                       -----------
        Net unrealized appreciation                                                    $ 4,705,121
                                                                                       ===========

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2019, in valuing the Portfolio's investments:

                                                            Level 1       Level 2       Level 3        Total
Convertible Preferred Stock                                $478,500    $ --             $    --    $    478,500
Asset Backed Securities                                          --      24,274,540          --      24,274,540
Collateralized Mortgage Obligations                              --      42,870,324          --      42,870,324
Corporate Bonds                                                  --      61,963,431          --      61,963,431
Foreign Government Bond                                          --         520,130          --         520,130
Insurance-Linked Securities
 Reinsurance Sidecars
   Multiperil - Worldwide                                        --              --      27,503          27,503
Municipal Bonds                                                  --         378,195          --         378,195
Senior Secured Floating Rate Loan Interests                      --       4,511,187          --       4,511,187
U.S. Government and Agency Obligations                           --      51,533,003          --      51,533,003
Affiliated Closed-End Fund                                       --       2,674,153          --       2,674,153
                                                           --------    ------------     -------    ------------
Total Investments in Securities                            $478,500    $188,724,963     $27,503    $189,230,966
                                                           ========    ============     =======    ============
Other Financial Instruments
Net unrealized appreciation on futures contracts           $ 16,898    $         --     $    --    $     16,898
Swap contracts, at value                                         --        (143,603)         --        (143,603)
                                                           --------    ------------     -------    ------------
Total Other Financial Instruments                          $ 16,898    $   (143,603)    $    --    $   (126,705)
                                                           ========    ============     =======    ============

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

                                                           Insurance-
                                                            Linked
                                                           Securities
Balance as of 12/31/18                                     $ 42,775
Realized gain (loss)(1)                                        (191)
Change in unrealized appreciation (depreciation)(2)           2,195
Accrued discounts/premiums                                       --
Purchases                                                    25,723
Sales                                                       (42,999)
Transfers in to Level 3*                                         --
Transfers out of Level 3*                                        --
                                                           --------
Balance as of 12/31/19                                     $ 27,503
                                                           ========

(1)   Realized gain (loss) on these securities is included in net realized gain
      (loss) on investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in change in net unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period value. For the year ended December 31, 2019, there were no transfers between Levels 1, 2 and 3.

Net change in unrealized appreciation (depreciation) of Level 3
  investments still held and considered Level 3 at December 31, 2019:          $(2,306)
                                                                               -------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/19
--------------------------------------------------------------------------------

ASSETS:
   Investments in unaffiliated issuers, at value (cost $181,012,971)                                   $186,556,813
   Investments in affiliated issuers, at value (cost $3,263,545)                                          2,674,153
   Cash                                                                                                   1,216,033
   Futures collateral                                                                                       199,159
   Swaps collateral                                                                                          57,550
   Due from broker for futures                                                                               57,869
   Due from broker for swaps                                                                                143,708
   Variation margin for centrally cleared swap contracts                                                        742
   Net unrealized appreciation on futures contracts                                                          16,898
   Receivables --
      Investment securities sold                                                                            659,925
      Portfolio shares sold                                                                                 433,254
      Interest                                                                                              892,446
   Other assets                                                                                              32,011
                                                                                                       ------------
         Total assets                                                                                  $192,940,561
                                                                                                       ------------
LIABILITIES:
   Payables --
      Investment securities purchased                                                                  $  2,496,309
      Portfolio shares repurchased                                                                           49,105
   Variation margin for futures contracts                                                                     9,430
   Swap contracts, at value (net premiums received $(88,985))                                               143,603
   Due to affiliates                                                                                         14,894
   Accrued expenses                                                                                         127,373
                                                                                                       ------------
         Total liabilities                                                                             $  2,840,714
                                                                                                       ------------
NET ASSETS:
   Paid-in capital                                                                                     $186,056,954
   Distributable earnings                                                                                 4,042,893
                                                                                                       ------------
         Net assets                                                                                    $190,099,847
                                                                                                       ============
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
   Class I (based on $49,115,245/4,397,629 shares)                                                     $      11.17
                                                                                                       ============
   Class II (based on $140,984,602/12,595,557 shares)                                                  $      11.19
                                                                                                       ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED 12/31/19



INVESTMENT INCOME:
   Interest from unaffiliated issuers                                      $6,419,143
   Dividends from affiliated issuers                                          177,323
   Dividends from unaffiliated issuers                                         36,858
                                                                           ----------
      Total investment income                                                                   $ 6,633,324
                                                                                                -----------
EXPENSES:
   Management fees                                                         $  731,546
   Administrative expense                                                      94,326
   Distribution fees
      Class II                                                                335,948
   Custodian fees                                                              89,245
   Professional fees                                                           66,400
   Printing expense                                                            29,176
   Pricing fees                                                               108,155
   Trustees' fees                                                               7,875
   Insurance expense                                                            3,313
   Miscellaneous                                                                6,144
                                                                           ----------
      Total expenses                                                                            $ 1,472,128
                                                                                                -----------
      Less fees waived and expenses reimbursed by the Adviser                                       (48,739)
      Net expenses                                                                              $ 1,423,389
                                                                                                -----------
         Net investment income                                                                  $ 5,209,935
                                                                                                -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on:
      Investments in unaffiliated issuers                                  $1,126,985
      Futures contracts                                                      (732,620)
      Swap contracts                                                           90,224
      Other assets and liabilities denominated in foreign currencies              522           $   485,111
                                                                           ----------           -----------
   Change in net unrealized appreciation (depreciation) on:
      Investments in unaffiliated issuers                                  $9,727,943
      Investments in affiliated issuers                                      (106,066)
      Futures contracts                                                       297,836
      Swap contracts                                                          (54,293)
      Other assets and liabilities denominated in foreign currencies                8           $ 9,865,428
                                                                           ----------           -----------
   Net realized and unrealized gain (loss) on investments                                       $10,350,539
                                                                                                -----------
   Net increase in net assets resulting from operations                                         $15,560,474
                                                                                                ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                      Year Ended           Year Ended
                                                                                       12/31/19             12/31/18
FROM OPERATIONS:
Net investment income (loss)                                                         $  5,209,935         $  4,997,861
Net realized gain (loss) on investments                                                   485,111             (488,669)
Change in net unrealized appreciation (depreciation) on investments                     9,865,428           (6,315,382)
                                                                                     ------------         ------------
      Net increase (decrease) in net assets resulting from operations                $ 15,560,474         $ (1,806,190)
                                                                                     ------------         ------------
DISTRIBUTIONS TO SHAREOWNERS:
      Class I ($0.36 and $0.39 per share, respectively)                              $ (1,582,496)        $ (1,758,198)
      Class II ($0.33 and $0.36 per share, respectively)                               (4,054,843)          (4,146,560)
                                                                                     ------------         ------------
         Total distributions to shareowners                                          $ (5,637,339)        $ (5,904,758)
                                                                                     ------------         ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares                                                    $ 31,325,218         $ 28,379,926
Reinvestment of distributions                                                           5,637,339            5,904,758
Cost of shares repurchased                                                            (28,775,440)         (26,495,559)
                                                                                     ------------         ------------
      Net increase in net assets resulting from Portfolio share transactions         $  8,187,117         $  7,789,125
                                                                                     ------------         ------------
      Net increase in net assets                                                     $ 18,110,252         $     78,177
NET ASSETS:
Beginning of year                                                                    $171,989,595         $171,911,418
                                                                                     ------------         ------------
End of year                                                                          $190,099,847         $171,989,595
                                                                                     ============         ============

                                                   Year Ended       Year Ended         Year Ended       Year Ended
                                                    12/31/19         12/31/19           12/31/18         12/31/18
                                                     Shares           Amount             Shares           Amount
CLASS I
Shares sold                                           996,128       $ 10,900,057          782,378       $  8,410,846
Reinvestment of distributions                         143,788          1,582,496          164,648          1,758,198
Less shares repurchased                            (1,109,052)       (12,124,372)      (1,079,247)       (11,531,124)
                                                   ----------       ------------       ----------       ------------
      Net increase (decrease)                          30,864       $    358,181         (132,221)      $ (1,362,080)
                                                   ==========       ============       ==========       ============
CLASS II
Shares sold                                         1,849,187       $ 20,425,161        1,855,121       $ 19,969,080
Reinvestment of distributions                         367,521          4,054,843          387,375          4,146,560
Less shares repurchased                            (1,510,116)       (16,651,068)      (1,399,303)       (14,964,435)
                                                   ----------       ------------       ----------       ------------
      Net increase                                    706,592       $  7,828,936          843,193       $  9,151,205
                                                   ==========       ============       ==========       ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                  Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                                   12/31/19      12/31/18      12/31/17      12/31/16*     12/31/15*
Class I
Net asset value, beginning of period                               $ 10.56       $ 11.04       $ 10.96       $ 10.83       $ 11.23
                                                                   -------       -------       -------       -------       -------
Increase (decrease) from investment operations:
   Net investment income (loss) (a)                                $  0.33       $  0.33       $  0.29       $  0.27       $  0.28
   Net realized and unrealized gain (loss) on investments             0.64         (0.42)         0.14          0.18         (0.25)
                                                                   -------       -------       -------       -------       -------
Net increase (decrease) from investment operations                 $  0.97       $ (0.09)      $  0.43       $  0.45       $  0.03
                                                                   -------       -------       -------       -------       -------
Distributions to shareowners:
   Net investment income                                           $ (0.36)      $ (0.36)      $ (0.31)      $ (0.31)      $ (0.33)
   Net realized gain                                                    --         (0.03)        (0.04)        (0.01)        (0.10)
                                                                   -------       -------       -------       -------       -------
Total distributions                                                $ (0.36)      $ (0.39)      $ (0.35)      $ (0.32)      $ (0.43)
                                                                   -------       -------       -------       -------       -------
Net increase (decrease) in net asset value                         $  0.61       $ (0.48)      $  0.08       $  0.13       $ (0.40)
                                                                   -------       -------       -------       -------       -------
Net asset value, end of period                                     $ 11.17       $ 10.56       $ 11.04       $ 10.96       $ 10.83
                                                                   =======       =======       =======       =======       =======
Total return (b)                                                      9.27%        (0.84)%        4.01%         4.10%         0.30%
Ratio of net expenses to average net assets                           0.59%         0.61%         0.61%         0.62%         0.62%
Ratio of net investment income (loss) to average net assets           3.03%         3.07%         2.59%         2.46%         2.56%
Portfolio turnover rate                                                 48%           44%           42%           50%           41%
Net assets, end of period (in thousands)                           $49,115       $46,125       $49,672       $48,442       $24,785
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                               0.62%         0.64%         0.61%         0.68%         0.81%
   Net investment income (loss) to average net assets                 3.00%         3.04%         2.59%         2.40%         2.37%

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

                                                                     Year Ended   Year Ended    Year Ended   Year Ended   Year Ended
                                                                      12/31/19     12/31/18      12/31/17     12/31/16*    12/31/15*
Class II
Net asset value, beginning of period                                  $  10.59     $  11.07      $  10.99     $ 10.85      $ 11.25
                                                                      --------     --------      --------     -------      -------
Increase (decrease) from investment operations:
   Net investment income (loss) (a)                                   $   0.31     $   0.30      $   0.26     $  0.25      $  0.24
   Net realized and unrealized gain (loss) on investments                 0.62        (0.42)         0.15        0.18        (0.23)
                                                                      --------     --------      --------     -------      -------
Net increase (decrease) from investment operations                    $   0.93     $  (0.12)     $   0.41     $  0.43      $  0.01
                                                                      --------     --------      --------     -------      -------
Distributions to shareowners:
   Net investment income                                              $  (0.33)    $  (0.33)     $  (0.29)    $ (0.28)     $ (0.31)
   Net realized gain                                                        --        (0.03)        (0.04)      (0.01)       (0.10)
                                                                      --------     --------      --------     -------      -------
Total distributions                                                   $  (0.33)    $  (0.36)     $  (0.33)    $ (0.29)     $ (0.41)
                                                                      --------     --------      --------     -------      -------
Net increase (decrease) in net asset value                            $   0.60     $  (0.48)     $   0.08     $  0.14      $ (0.40)
                                                                      --------     --------      --------     -------      -------
Net asset value, end of period                                        $  11.19     $  10.59      $  11.07     $ 10.99      $ 10.85
                                                                      ========     ========      ========     =======      =======
Total return (b)                                                          8.90%       (1.08)%        3.74%       3.92%        0.08%
Ratio of net expenses to average net assets                               0.84%        0.86%         0.86%       0.88%        0.84%
Ratio of net investment income (loss) to average net assets               2.79%        2.83%         2.35%       2.21%        2.18%
Portfolio turnover rate                                                     48%          44%           42%         50%          41%
Net assets, end of period (in thousands)                              $140,985     $125,865      $122,239     $95,484      $65,727
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                                   0.87%        0.89%         0.86%       0.94%        1.03%
   Net investment income (loss) to average net assets                     2.76%        2.80%         2.35%       2.16%        1.99%

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/19
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Bond VCT Portfolio (the "Portfolio") is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the "Trust"), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Portfolio seeks current income and total return.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Portfolio's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosure requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Portfolio's financial statements were prepared in compliance with the new amendments to Regulation S-X.

During March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08"), which shortens the amortization period for purchased noncontingently callable debt securities held at a premium. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for certain purchased noncontingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Portfolio has adopted ASU 2017-08 as of December 31, 2019. The implementation of ASU 2017-08 did not have a material impact on the Portfolio's Financial Statements.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

      Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

      Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

      Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

      Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

      Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.

      Shares of closed-end interval funds that offer their shares at net asset value are valued at such funds' net asset value.

      Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices, and such differences could be material.

      At December 31, 2019, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/19                               (continued)
--------------------------------------------------------------------------------

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Foreign Currency Translation

      The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.    Federal Income Taxes

      It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2019, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      At December 31, 2019, the Portfolio was permitted to carry forward indefinitely $793,329 of long-term losses.

      During the year ended December 31, 2019, a capital loss carryforward of $375,617 was utilized to offset net realized gains by the Portfolio.

      The tax character of distributions paid during the years ended December 31, 2019 and December 31, 2018, was as follows:

      --------------------------------------------------------------------------
                                                          2019          2018
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                                   $5,637,339   $5,651,699
      Long-term capital gain                                    --      253,059
                                                        ----------   ----------
       Total                                            $5,637,339   $5,904,758
                                                        ==========   ==========

      The following shows the components of distributable earnings on a federal income tax basis at December 31, 2019:

      --------------------------------------------------------------------------
                                                                        2019
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                                 $  131,093
      Capital loss carryforward                                       (793,329)
      Net unrealized appreciation                                    4,705,129
                                                                    ----------
       Total                                                        $4,042,893
                                                                    ==========

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

      The difference between book basis and tax basis unrealized appreciation is attributable to the tax adjustments relating to wash sales, premium and amortization, credit default swaps, the mark to market of futures contracts and credit default swaps.

E.    Portfolio Shares and Class Allocations

      The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

      Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      All expenses and fees paid to the Portfolio's transfer agent for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      The Portfolio declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F.    Risks

      The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Portfolio.

      At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      The Portfolio invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

      With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as Brown Brothers Harriman & Co., the Portfolio's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Portfolio's transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Portfolio's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio's ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/19                               (continued)
--------------------------------------------------------------------------------

      shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

G.    Insurance-Linked Securities ("ILS")

      The Portfolio invests in ILS. The Portfolio could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Portfolio is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

      The Portfolio's investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

      Where the ILS are based on the performance of underlying reinsurance contracts, the Portfolio has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Portfolio's structured reinsurance investments, and therefore the Portfolio's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Portfolio. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Portfolio is forced to sell an illiquid asset, the Portfolio may be forced to sell at a loss.

      Additionally, the Portfolio may gain exposure to ILS by investing in a closed-end interval fund, Pioneer ILS Interval Fund, an affiliate of the Adviser. The Portfolio's investment in Pioneer ILS Interval Fund at December 31, 2019, is listed in the Schedule of Investments.

H.    Futures Contracts

      The Portfolio may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Portfolio are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at December 31, 2019, is recorded as "Futures collateral" on the Statement of Assets and Liabilities.

      Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

      directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

      The average market value of futures contracts open during the year ended December 31, 2019, was $12,647,586. Open futures contracts outstanding at December 31, 2019, are listed in the Schedule of Investments.

I.    Credit Default Swap Contracts

      A credit default swap is a contract between a buyer of protection and a seller of protection against a predefined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Portfolio may buy or sell credit default swap contracts to seek to increase the Portfolio's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

      As a seller of protection, the Portfolio would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligation. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Portfolio would function as the counterparty referenced above.

      As a buyer of protection, the Portfolio makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Portfolio, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Portfolio are recorded as realized gains or losses on the Statement of Operations.

      Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

      Credit default swap contracts involving the sale of protection may involve greater risks than if the Portfolio had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a protection buyer and no credit event occurs, it will lose its investment. If the Portfolio is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Portfolio, together with the periodic payments received, may be less than the amount the Portfolio pays to the protection buyer, resulting in a loss to the Portfolio. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty.

      Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Portfolio are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Portfolio is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swap contracts" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at December 31, 2019, is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.

      The average market value of credit default swap contracts open during the year ended December 31, 2019, was $3,022. Open credit default swap contracts at December 31, 2019, are listed in the Schedule of Investments.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/19                               (continued)
--------------------------------------------------------------------------------

2. Management Agreement

The Adviser manages the Portfolio. Management fees are calculated daily at the annual rate of 0.40% of the Portfolio's average daily net assets. For the year ended December 31, 2019, the effective management fee (excluding waivers and/or assumption of expenses and acquired fund fees and expenses) was equivalent to 0.40% of the Portfolio's average daily net assets.

The Adviser has agreed to waive its management fee with respect to any portion of the Portfolio's assets invested in Pioneer ILS Interval Fund, an affiliated fund managed by the Adviser. For the year ended December 31, 2019, the Adviser waived $48,739 in management fees with respect to the Portfolio, which is reflected on the Statement of Operations as an expense waiver.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all Portfolio expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Portfolio to the extent required to reduce Portfolio expenses to 0.62% of the average daily net assets attributable to Class I shares. Class II shares expenses will be reduced only to the extent portfolio-wide expenses are reduced for Class I shares. Fees waived and expenses reimbursed during the year ended December 31, 2019, if any, are reflected on the Statement of Operations. This expense limitation is in effect through May 1, 2020. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $10,083 in management fees, administrative costs and certain other reimbursements payable to the Adviser at December 31, 2019.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio's omnibus relationship contracts.

4. Distribution Plan

The Portfolio has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,811 in distribution fees payable to the Distributor at December 31, 2019.

5. Additional Disclosures about Derivative Instruments and Hedging Activities

The Portfolio's use of derivatives may enhance or mitigate the Portfolio's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at December 31, 2019, was as follows:

---------------------------------------------------------------------------------------------------
Statement of Assets          Interest     Credit           Foreign           Equity   Commodity
and Liabilities             Rate Risk      Risk      Exchange Rate Risk       Risk      Risk
---------------------------------------------------------------------------------------------------
Assets
  Net unrealized
     appreciation on
     futures contracts       $16,898     $     --           $ --              $ --      $ --
---------------------------------------------------------------------------------------------------
  Total Value                $16,898     $     --           $ --              $ --      $ --
---------------------------------------------------------------------------------------------------
Liabilities
  Swap contracts,
     at value                $    --     $143,603           $ --              $ --      $ --
---------------------------------------------------------------------------------------------------
  Total Value                $    --     $143,603           $ --              $ --      $ --

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at December 31, 2019 was as follows:

----------------------------------------------------------------------------------------------------
Statement of                  Interest      Credit         Foreign          Equity     Commodity
Operations                   Rate Risk       Risk      Exchange Rate Risk    Risk        Risk
----------------------------------------------------------------------------------------------------
Net realized
gain (loss) on:
  Futures contracts          $(732,620)    $     --         $ --             $ --        $ --
  Swap contracts                    --       90,224           --               --          --
----------------------------------------------------------------------------------------------------
  Total Value                $(732,620)    $ 90,224         $ --             $ --        $ --
----------------------------------------------------------------------------------------------------
Change in net
unrealized appreciation
(depreciation) on:
  Futures contracts          $ 297,836     $     --         $ --             $ --        $ --
  Swap contracts                    --      (54,293)          --               --          --
----------------------------------------------------------------------------------------------------
  Total Value                $ 297,836     $(54,293)        $ --             $ --        $ --

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareholders of Pioneer Bond VCT Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Bond VCT Portfolio (the "Portfolio") (one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust")), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the "financial statements"). The financial highlights for the periods ended December 31, 2015 and December 31, 2016 were audited by another independent registered public accounting firm whose report, dated February 14, 2017, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Bond VCT Portfolio (one of the portfolios constituting Pioneer Variable Contracts Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Portfolio's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the auditor of one or more Amundi Pioneer investment companies since 2017.

Boston, Massachusetts
February 14, 2020

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT
--------------------------------------------------------------------------------

Amundi Pioneer Asset Management, Inc. ("APAM") serves as the investment adviser to Pioneer Bond VCT Portfolio (the "Portfolio") pursuant to an investment management agreement between APAM and the Portfolio. In order for APAM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment management agreement for the Portfolio.

The contract review process began in January 2019 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2019, July 2019 and September 2019. In addition, the Trustees reviewed and discussed the Portfolio's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings, in connection with the review of the Portfolio's investment management agreement.

In March 2019, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Portfolio, as well as the level of investment by the Portfolio's portfolio managers in the Portfolio. In July 2019, the Trustees, among other things, reviewed the Portfolio's management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("APIAM" and, together with APAM, "Amundi Pioneer"), as compared to that of APAM's fund management business, and considered the differences between the fees and expenses of the Portfolio and the fees and expenses of APAM's and APIAM's institutional accounts, as well as the different services provided by APAM to the Portfolio and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees' request, in September 2019.

At a meeting held on September 17, 2019, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees also reviewed APAM's investment approach for the Portfolio and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. They considered the non-investment resources and personnel of APAM that are involved in APAM's services to the Portfolio, including APAM's compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM's senior management to the Pioneer Fund complex.

The Trustees considered that APAM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Portfolio were satisfactory and consistent with the terms of the investment management agreement.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT                          (continued)
--------------------------------------------------------------------------------

Performance of the Portfolio

In considering the Portfolio's performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Portfolio's performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Portfolio's benchmark index. They also discuss the Portfolio's performance with APAM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Portfolio's shareowners. The Trustees noted that they separately review and consider the impact of the Portfolio's transfer agency and Portfolio- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Portfolio's expense ratio.

The Trustees considered that the Portfolio's management fee for the most recent fiscal year was in the second quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Portfolio's Class II shares for the most recent fiscal year was in the third quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that APAM had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Portfolio.

The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM's costs in providing services to the Portfolio and APAM's and APIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM's and APIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment management agreement with the Portfolio, APAM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the entrepreneurial risks associated with APAM's management of the Portfolio.

The Trustees concluded that the management fee payable by the Portfolio to APAM was reasonable in relation to the nature and quality of the services provided by APAM.

Profitability

The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Portfolio, including the methodology used by APAM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered APAM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM's profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM's profitability with respect to the management of the Portfolio was not unreasonable.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

Economies of Scale

The Trustees considered APAM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Portfolio and Portfolio shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM's commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Other Benefits

The Trustees considered the other benefits that APAM enjoys from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid or to be paid by the Portfolio, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Portfolio and to APAM and its affiliates from the use of "soft" commission dollars generated by the Portfolio to pay for research and brokerage services.

The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi's worldwide asset management business manages over $1.6 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM's relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM's relationships with the Portfolio, including Amundi's ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi's enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Portfolio receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Portfolio, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Portfolio were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

Pioneer Bond VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Trustees and Officers
The Portfolio's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Portfolios within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Portfolios is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Portfolio includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-688-9915.

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

NAME, AGE AND POSITION        TERM OF OFFICE AND                                                     OTHER DIRECTORSHIPS
HELD WITH THE TRUST           LENGTH OF SERVICE                  PRINCIPAL OCCUPATION                HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (68)          Trustee since 2006. Serves until   Private investor (2004 - 2008 and   Director, Broadridge Financial
Chairman of the Board         a successor trustee is elected     2013 - present); Chairman (2008 -   Solutions, Inc. (investor
and Trustee                   or earlier retirement or removal.  2013) and Chief Executive Officer   communications and securities
                                                                 (2008 - 2012), Quadriserv, Inc.     processing provider for
                                                                 (technology products for            financial services industry)
                                                                 securities lending industry); and   (2009 - present); Director,
                                                                 Senior Executive Vice President,    Quadriserv, Inc. (2005 -
                                                                 The Bank of New York (financial     2013); and Commissioner, New
                                                                 and securities services)            Jersey State Civil Service
                                                                 (1986 - 2004)                       Commission (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
John E. Baumgardner, Jr. (68) Trustee since 2019. Serves until   Of Counsel (2019 - present),        Chairman, The Lakeville
Trustee                       a successor trustee is elected     Partner (1983-2018), Sullivan &     Journal Company, LLC,
                              or earlier retirement or removal.  Cromwell LLP (law firm).            (privately-held community
                                                                                                     newspaper group)
                                                                                                     (2015 - present)
------------------------------------------------------------------------------------------------------------------------------------
Diane Durnin (62)             Trustee since 2019. Serves until   Managing Director - Head of         None
Trustee                       a successor trustee is elected     Product Strategy and Development,
                              or earlier retirement or removal.  BNY Mellon Investment Management
                                                                 (2012-2018); Vice Chairman - The
                                                                 Dreyfus Corporation (2005 - 2018):
                                                                 Executive Vice President Head of
                                                                 Product, BNY Mellon Investment
                                                                 Management (2007-2012); Executive
                                                                 Director- Product Strategy, Mellon
                                                                 Asset Management (2005-2007);
                                                                 Executive Vice President Head of
                                                                 Products, Marketing and Client
                                                                 Service, Dreyfus Corporation
                                                                 (2000-2005); and Senior Vice
                                                                 President Strategic Product and
                                                                 Business Development, Dreyfus
                                                                 Corporation (1994-2000)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Bond VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

NAME, AGE AND POSITION        TERM OF OFFICE AND                                                     OTHER DIRECTORSHIPS
HELD WITH THE TRUST           LENGTH OF SERVICE                  PRINCIPAL OCCUPATION                HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (75)     Trustee since 2008. Serves until   William Joseph Maier Professor of   Trustee, Mellon
Trustee                       a successor trustee is elected     Political Economy, Harvard          Institutional Funds
                              or earlier retirement or removal.  University (1972 - present)         Investment Trust and
                                                                                                     Mellon Institutional Funds
                                                                                                     Master Portfolio (oversaw
                                                                                                     17 portfolios in fund
                                                                                                     complex) (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)      Trustee since 2017. (Advisory      Chief Investment Officer, 1199      None
Trustee                       Trustee from 2014 - 2017).         SEIU Funds (healthcare workers
                              Serves until a successor trustee   union pension funds) (2001 -
                              is elected or earlier retirement   present); Vice President -
                              or removal.                        International Investments Group,
                                                                 American International Group, Inc.
                                                                 (insurance company) (1993 - 2001);
                                                                 Vice President - Corporate Finance
                                                                 and Treasury Group, Citibank, N.A.
                                                                 (1980 - 1986 and 1990 - 1993);
                                                                 Vice President - Asset/Liability
                                                                 Management Group, Federal Farm
                                                                 Funding Corporation
                                                                 (government-sponsored issuer of
                                                                 debt securities) (1988 - 1990);
                                                                 Mortgage Strategies Group,
                                                                 Shearson Lehman Hutton, Inc.
                                                                 (investment bank) (1987 - 1988);
                                                                 and Mortgage Strategies Group,
                                                                 Drexel Burnham Lambert, Ltd.
                                                                 (investment bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (71)      Trustee since 1995. Serves until   President and Chief Executive       Director of New America
Trustee                       a successor trustee is elected     Officer, Metric Financial Inc.      High Income Fund, Inc.
                              or earlier retirement or removal.  (formerly known as Newbury Piret    (closed-end investment
                                                                 Company) (investment banking firm)  company) (2004 - present);
                                                                 (1981 - present)                    and Member, Board of
                                                                                                     Governors, Investment
                                                                                                     Company Institute
                                                                                                     (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (72)        Trustee since 2014. Serves until   Consultant (investment company      None
Trustee                       a successor trustee is elected     services) (2012 - present);
                              or earlier retirement or removal.  Executive Vice President, BNY
                                                                 Mellon (financial and investment
                                                                 company services) (1969 - 2012);
                                                                 Director, BNY International
                                                                 Financing Corp. (financial
                                                                 services) (2002 - 2012); Director,
                                                                 Mellon Overseas Investment Corp.
                                                                 (financial services) (2009 -
                                                                 2012); Director, Financial Models
                                                                 (technology) (2005-2007); Director,
                                                                 BNY Hamilton Funds, Ireland
                                                                 (offshore investment companies)
                                                                 (2004-2007); Chairman/Director,
                                                                 AIB/BNY Securities Services, Ltd.,
                                                                 Ireland (financial services)
                                                                 (1999 - 2006); and Chairman, BNY
                                                                 Alternative Investment Services,
                                                                 Inc. (financial services)
                                                                 (2005-2007)
------------------------------------------------------------------------------------------------------------------------------------

                                                                              55

Pioneer Bond VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

NAME, AGE AND POSITION        TERM OF OFFICE AND                                                     OTHER DIRECTORSHIPS
HELD WITH THE TRUST           LENGTH OF SERVICE                  PRINCIPAL OCCUPATION                HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (57)*           Trustee since 2017. Serves until   Director, CEO and President of      None
Trustee, President and Chief  a successor trustee is elected     Amundi Pioneer Asset Management
Executive Officer             or earlier retirement or removal   USA, Inc. (since September 2014);
                                                                 Director, CEO and President of
                                                                 Amundi Pioneer Asset Management,
                                                                 Inc. (since September 2014);
                                                                 Director, CEO and President of
                                                                 Amundi Pioneer Distributor, Inc.
                                                                 (since September 2014); Director,
                                                                 CEO and President of Amundi
                                                                 Pioneer Institutional Asset
                                                                 Management, Inc. (since September
                                                                 2014); Chair, Amundi Pioneer Asset
                                                                 Management USA, Inc., Amundi
                                                                 Pioneer Distributor, Inc. and
                                                                 Amundi Pioneer Institutional Asset
                                                                 Management, Inc. (September
                                                                 2014 - 2018); Managing Director,
                                                                 Morgan Stanley Investment
                                                                 Management (2010 - 2013); Director
                                                                 of Institutional Business, CEO of
                                                                 International, Eaton Vance
                                                                 Management (2005 - 2010); and
                                                                 Director of Amundi USA, Inc.
                                                                 (since 2017)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (61)*       Trustee since 2014. Serves until   Director and Executive Vice         None
Trustee                       a successor trustee is elected     President (since 2008) and Chief
                              or earlier retirement or removal   Investment Officer, U.S. (since
                                                                 2010) of Amundi Pioneer Asset
                                                                 Management USA, Inc.; Director and
                                                                 Executive Vice President and Chief
                                                                 Investment Officer, U.S. of Amundi
                                                                 Pioneer (since 2008); Executive
                                                                 Vice President and Chief
                                                                 Investment Officer, U.S. of Amundi
                                                                 Pioneer Institutional Asset
                                                                 Management, Inc. (since 2009);
                                                                 Portfolio Manager of Amundi
                                                                 Pioneer (since 1999); and Director
                                                                 of Amundi USA, Inc. (since 2017)
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

------------------------------------------------------------------------------------------------------------------------------------
FUND OFFICERS
------------------------------------------------------------------------------------------------------------------------------------

NAME, AGE AND POSITION        TERM OF OFFICE AND                                                     OTHER DIRECTORSHIPS
HELD WITH THE TRUST           LENGTH OF SERVICE                  PRINCIPAL OCCUPATION                HELD BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (55)    Since 2003. Serves at the          Vice President and Associate        None
Secretary and Chief Legal     discretion of the Board            General Counsel of Amundi Pioneer
Officer                                                          since January 2008; Secretary and
                                                                 Chief Legal Officer of all of the
                                                                 Pioneer Funds since June 2010;
                                                                 Assistant Secretary of all of the
                                                                 Pioneer Funds from September 2003
                                                                 to May 2010; and Vice President
                                                                 and Senior Counsel of Amundi
                                                                 Pioneer from July 2002 to
                                                                 December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (58)        Since 2010. Serves at the          Fund Governance Director of Amundi  None
Assistant Secretary           discretion of the Board            Pioneer since December 2006 and
                                                                 Assistant Secretary of all the
                                                                 Pioneer Funds since June 2010;
                                                                 Manager - Fund Governance of
                                                                 Amundi Pioneer from December 2003
                                                                 to November 2006; and Senior
                                                                 Paralegal of Amundi Pioneer from
                                                                 January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Bond VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FUND OFFICERS
------------------------------------------------------------------------------------------------------------------------------------

NAME, AGE AND POSITION        TERM OF OFFICE AND                                                     OTHER DIRECTORSHIPS
HELD WITH THE TRUST           LENGTH OF SERVICE                  PRINCIPAL OCCUPATION                HELD BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (57)             Since 2010. Serves at the          Senior Counsel of Amundi Pioneer    None
Assistant Secretary           discretion of the Board            since May 2013 and Assistant
                                                                 Secretary of all the Pioneer Funds
                                                                 since June 2010; and Counsel of
                                                                 Amundi Pioneer from June 2007 to
                                                                 May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (60)          Since 2008. Serves at the          Vice President - Fund Treasury of   None
Treasurer and Chief Financial discretion of the Board            Amundi Pioneer; Treasurer of all
and Accounting Officer                                           of the Pioneer Funds since March
                                                                 2008; Deputy Treasurer of Amundi
                                                                 Pioneer from March 2004 to
                                                                 February 2008; and Assistant
                                                                 Treasurer of all of the Pioneer
                                                                 Funds from March 2004 to
                                                                 February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (54)         Since 2000. Serves at the          Director - Fund Treasury of Amundi  None
Assistant Treasurer           discretion of the Board            Pioneer; and Assistant Treasurer
                                                                 of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (61)            Since 2002. Serves at the          Senior Manager - Fund Treasury of   None
Assistant Treasurer           discretion of the Board            Amundi Pioneer; and Assistant
                                                                 Treasurer of all of the
                                                                 Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
John Malone (48)              Since 2018. Serves at the          Managing Director, Chief            None
Chief Compliance Officer      discretion of the Board            Compliance Officer of Amundi
                                                                 Pioneer Asset Management; Amundi
                                                                 Pioneer Institutional Asset
                                                                 Management, Inc.; and the Pioneer
                                                                 Funds since September 2018; and
                                                                 Chief Compliance Officer of Amundi
                                                                 Pioneer Distributor, Inc. since
                                                                 January 2014.
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (48)          Since 2006. Serves at the          Vice President - Amundi Pioneer     None
Anti-Money Laundering         discretion of the Board            Asset Management; and Anti-Money
Officer                                                          Laundering Officer of all the
                                                                 Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

                    This page was intentionally left blank.

                    This page was intentionally left blank.

                    This page was intentionally left blank.

                    This page was intentionally left blank.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   18656-14-0220

                                                         [LOGO]   Amundi Pioneer
                                                                  ==============
                                                                ASSET MANAGEMENT

                                                PIONEER VARIABLE CONTRACTS TRUST

                       Pioneer High Yield VCT Portfolio -- Class I and II Shares

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio's shareholder reports like this one by mail, unless you specifically request paper copies of the reports from the insurance company that offers your variable annuity or variable life insurance contract or from your financial intermediary. Instead, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a shareholder report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future Portfolio shareholder reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all funds available under your contract with the insurance company.

                                                                   ANNUAL REPORT

                                                               December 31, 2019

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer High Yield VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      8

  Financial Statements                                                        21

  Notes to Financial Statements                                               26

  Report of Independent Registered Public Accounting Firm                     35

  Approval of Investment Management Agreement                                 36

  Trustees, Officers, and Service Providers                                   39

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission's web site at https://www.sec.gov.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/19
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Portfolio Diversification
(As a percentage of total investments)*

Corporate Bonds                                                           84.2%
U.S. Government and Agency Obligations                                     7.0%
Convertible Corporate Bonds                                                3.0%
Senior Secured Floating Rate Loan Interests                                2.9%
Affiliated Closed-End Fund(l)                                              2.2%
Convertible Preferred Stocks                                               0.3%
Collateralized Mortgage Obligations                                        0.2%
Common Stocks                                                              0.1%
Insurance-Linked Securities                                                0.1%
Rights/Warrants                                                            0.0%+

+     Amount rounds to less than 0.1%.

5 Largest Holdings
(As a percentage of total investments)*

1.  U.S. Treasury Bills, 1/14/20                                           2.61%
--------------------------------------------------------------------------------
2.  Pioneer ILS Interval Fund (l)                                          2.22
--------------------------------------------------------------------------------
3.  U.S. Treasury Bills, 1/7/20                                            2.17
--------------------------------------------------------------------------------
4.  U.S. Treasury Bills, 1/28/20                                           2.17
--------------------------------------------------------------------------------
5.  CCO Holdings LLC/CCO
    Holdings Capital Corp.,
    5.5%, 5/1/26 (144A)                                                    1.18

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

(l) Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Pioneer Asset Management, Inc.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/19
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                      12/31/19          12/31/18
   Class I                                      $9.58             $8.79
   Class II                                     $9.47             $8.68

                                Net
Distributions per Share         Investment     Short-Term        Long-Term
(1/1/19 -- 12/31/19)            Income         Capital Gains     Capital Gains
   Class I                      $0.4570        $   --            $   --
   Class II                     $0.4288        $   --            $   --

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and Class II shares of Pioneer High Yield VCT Portfolio at net asset value during the periods shown, compared to that of the ICE Bank of America (BofA) Merrill Lynch (ML) U.S. High Yield Index and the ICE BofA ML All-Convertibles Speculative Quality Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                                                       ICE BofA ML
               Pioneer High      Pioneer High                          All-Convertibles
               Yield VCT         Yield VCT         ICE BofA ML         Speculative
               Portfolio         Portfolio         U.S. High           Quality
               Class I           Class II          Yield Index         Index
12/09          $10,000           $10,000           $10,000             $10,000
12/10          $11,804           $11,767           $11,519             $12,047
12/11          $11,606           $11,526           $12,024             $11,220
12/12          $13,472           $13,339           $13,898             $13,114
12/13          $15,099           $14,916           $14,929             $16,118
12/14          $15,113           $14,873           $15,302             $17,151
12/15          $15,010           $14,729           $14,592             $15,423
12/16          $17,164           $16,775           $17,144             $18,096
12/17          $18,388           $17,931           $18,427             $20,682
12/18          $17,780           $17,224           $18,009             $19,234
12/19          $20,349           $19,684           $20,605             $25,027

The ICE BofA ML U.S. High Yield Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. The ICE BofA ML All-Convertibles Speculative Quality Index is an unmanaged index of high-yield U.S. convertible securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2019)

--------------------------------------------------------------------------------
                                                       ICE     ICE BofA ML U.S.
                                                   BofA ML     All-Convertibles
                                                 U.S. High          Speculative
                        Class I    Class II    Yield Index        Quality Index
--------------------------------------------------------------------------------
10 Years                  7.36%       7.01%           7.50%               9.61%
5 Years                   6.13%       5.77%           6.13%               7.85%
1 Year                   14.44%      14.28%          14.41%              30.12%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 1-800-688-9915 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b--1) fees, and other Portfolio expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.    Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio

Based on actual returns from July 1, 2019 through December 31, 2019.

      Share Class                                         I               II
      --------------------------------------------------------------------------
      Beginning Account Value on 7/1/19               $1,000.00       $1,000.00
      Ending Account Value on 12/31/19                $1,047.60       $1,047.67
      Expenses Paid During Period*                        $5.32           $6.61

* Expenses are equal to the Portfolio's annualized expense ratio of 1.03% and 1.28% for Class I and Class II respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2019 through December 31, 2019.

      Share Class                                       I                 II
      --------------------------------------------------------------------------
      Beginning Account Value on 7/1/19             $1,000.00         $1,000.00
      Ending Account Value on 12/31/19              $1,020.01         $1,018.75
      Expenses Paid During Period*                      $5.24             $6.51

* Expenses are equal to the Portfolio's annualized expense ratio of 1.03% and 1.28% for Class I and Class II respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/19
--------------------------------------------------------------------------------

Call 1-800-688-9915 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Matthew Shulkin and Andrew Feltus discusses the factors that influenced the performance of Pioneer High Yield VCT Portfolio during the 12-month period ended December 31, 2019. Mr. Shulkin, a vice president and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), Mr. Feltus, Co-Director of High Yield and a portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Portfolio, along with Kenneth Monaghan, Co-Director of High Yield and a portfolio manager at Amundi Pioneer*.

Q: How did the Portfolio perform during the twelve months ended December 31, 2019?

A: Pioneer High Yield VCT Portfolio's Class I shares returned 14.44% at net asset value during the 12-month period ended December 31, 2019, and Class II shares returned 14.28%. During the same period, the Portfolio's benchmarks, the ICE Bank of America Merrill Lynch (BofA ML) U.S. High Yield Index and the ICE BofA ML All-Convertibles Speculative Quality Index, returned 14.41% and 30.12%, respectively.

Q: Could you please describe the market environment for high yield bonds during the twelve-month period ending December 31, 2019?

A: After a late-2018 slump, so-called risk-oriented assets rebounded sharply in January of 2019 as the Federal Reserve (the Fed), after raising interest rates four times in 2018, pivoted to a less-aggressive tone and indicated that it was leaning toward putting further rate increases on pause. In addition, weak economic data out of the euro zone and China led to renewed accommodation from the European Central Bank and the People's Bank of China, to go along with the Fed's actions. Modest progress on trade matters, a firming in oil prices, and positive corporate earnings reports also helped boost credit sentiment at the beginning of 2019.

      While there was some interim market volatility, credit-sensitive assets generally maintained a firm tone through the end of April, before wavering in May on President Trump's announcement of plans to institute a 25% tariff on some $200 billion worth of Chinese goods. In response to the escalation in the U.S.-China trade war, in June the Fed signaled a willingness to implement one or more cuts in the federal funds rate before the end of 2019. The Fed then cut rates at its July meeting, and reduced rates again at both its September and October meetings. The market viewed the rate cuts as low-cost insurance against the U.S. economy slowing to growth rates in line with the rest of the global economy.

      U.S. Treasury yields reached lows for the year in August, then rebounded as year-end approached. For the 12-month period ended December 31, 2019, high-yield corporate bond returns, as measured by the ICE BofA ML U.S. High Yield Index (the high-yield index), were very strong, returning 14.41%.

      Within high yield, lower-rated issues lagged for the 12-month period, as bonds rated CCC or lower returned 9.11%, well below the performance of single-B issues, which returned 14.36%, and BB issues, which returned 15.72%.

* Mr. Monaghan became a portfolio manager on the Portfolio effective September 30, 2019.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

      The underperformance of CCC-rated issues relative to issues rated B and BB was very unusual compared with returns during previous rallies in the high-yield market. We attribute the underperformance of CCCs to lingering concerns over the U.S. economy, the positive performance of Treasuries driving returns for more interest-rate-sensitive BB issues, and idiosyncratic factors such as energy prices, which were weak for much of the period.

Q: Can you review your principal strategies in managing the Portfolio during the 12-month period ended December 31, 2019, and the degree to which they contributed to or detracted from benchmark-relative returns?

A: The Portfolio's performance was in line with that of the benchmark high-yield index over the 12-month period ended December 31, 2019.

      Our principal strategy in managing the Portfolio is to gain performance versus the high-yield index benchmark through security selection among high-yield corporates. During the 12-month period, security selection within the Portfolio's core high-yield allocation contributed positively to benchmark-relative performance across the BB, B, and CCC rating categories. The Portfolio's positioning in the health care, basic industries, and energy sectors also aided benchmark-relative performance, while security selection results were strong in all three sectors. With regard to positioning, the Portfolio's relative performance benefited from an overweight to basic industries and a slight underweight to health care. Conversely, sector positioning with respect to telecommunications was the largest detractor from the Portfolio's benchmark-relative results.

      With regard to individual positions, the Portfolio's most notable positive contributors to benchmark-relative returns during the 12-month period came from its allocation to convertible bonds. Convertible bonds are not a component of the benchmark high-yield index. We principally seek to purchase select convertible bonds within the health care and technology sectors, as high-yield bonds in both sectors are divided between very low-yielding, strong issuers, and much-higher-yielding weak issuers. Utilizing convertibles rather than high-yield bonds in the Portfolio often affords us the ability to invest in high-growth pharmaceutical companies. One example of a strong-performing convertible bond within pharmaceuticals that contributed positively to the Portfolio's benchmark-relative returns over the 12-month period was Medicines Company.

      Within the Portfolio's allocation to high-yield bonds, the best performers during the 12-month period included, within energy, oilfield-services company Shelf Drilling and exploration & production (E&P) company Indigo Natural Resources.

      On the negative side, individual high-yield securities that detracted from the Portfolio's benchmark-relative returns over the 12-month period included Frontier Telecommunications, a rural telecom operator, and two higher-beta E&P companies: Whiting Petroleum and Halcon Resources. (Beta measures an investment's sensitivity to market movements in relation to an index. A beta of 1 indicates that the security's price has moved with the market. A beta of less than 1 means that the security has been less volatile than the market. A beta of greater than 1 indicates that the security's price has been more volatile than the market.)

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/19                             (continued)
--------------------------------------------------------------------------------

A Word About Risk:

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation.

The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

The Portfolio may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Derivatives may have a leveraging effect on the Portfolio.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

      We maintain a cash balance to meet redemption requests and in order to have "dry powder" available to purchase what we believe are mispriced securities. The Portfolio's cash and cash-equivalent holdings were a drag on relative performance over the 12-month period, despite our frequently pairing the holdings with long-risk positions in index-based credit-default-swap (CDS) contracts.

Q: Can you discuss the factors that affected the Portfolio's income-generation (or yield), either positively or negatively, during the 12-month period ended December 31, 2019?

A: High-yield bonds experienced a major rally in 2019, fueled both by tightening credit spreads and falling Treasury yields. As a result, the Portfolio's income generation was appreciably lower than one year ago. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

Q: Did the Portfolio have any exposure to derivative securities during the 12-month period ended December 31, 2019?

A: Yes, we invested the Portfolio in index-based CDS contracts during the 12-month period, in order to maintain the desired level of exposure to the high-yield market and to generate income, while also seeking to maintain sufficient liquidity to make opportunistic purchases and help meet any unanticipated shareholder redemptions. The derivatives had no material effect on the Portfolio's performance.

Q:    What is your assessment of the current climate for high-yield investors?

A: We believe credit-market fundamentals will remain supportive for high-yield bond investors over the next 12 months, as we see Treasury yields as likely to increase only moderately and high-yield defaults likely to remain in the relatively modest 3% area. The recent truce in the U.S.-China trade war should help stabilize the global economy, and we already have been seeing signs of improving conditions. We believe the U.S. economy will continue to grow at around 2%, a rate that should be sufficient to maintain high-yield defaults near the current range mentioned above.

      Although we have been seeing a small uptick in aggressive transactions come to market, the preponderance of high-yield issuance has remained relatively "credit benign," in the form of refinancing existing debt, as compared with issuance related to leveraged buyouts or dividend payouts**.

      Given our estimated default rate going forward, we expect excess returns for U.S. high- yield securities to remain positive, albeit below long-term averages. (Excess returns represent investment performance generated by a security or portfolio that exceed the "riskless" performance of a security generally perceived by the market to be risk-free, such as a certificate of deposit or a government-issued bond.)

** Dividends are not guaranteed.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

      We believe that high-yield spreads are unlikely to establish new record lows; instead, we see them remaining near year-end 2019 levels. Given the "coupon-like" returns that could be generated under such a scenario, we view high-yield bonds as being relatively attractive compared to either Treasury bonds paying below-inflation yields, or equities trading at record-high share prices.

Please refer to the Schedule of Investments on pages 8 to 20 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/19
--------------------------------------------------------------------------------

     Shares                                                                                                                 Value
                      UNAFFILIATED ISSUERS -- 95.1%
                      COMMON STOCKS -- 0.1% of Net Assets
                      Health Care Providers & Services -- 0.1%
      9,999(a)        Option Care Health, Inc.                                                                        $    37,296
                                                                                                                      -----------
                      Total Health Care Providers & Services                                                          $    37,296
                                                                                                                      -----------
                      Transportation Infrastructure -- 0.0%+
        640(a)        Syncreon Group                                                                                  $     8,800
                                                                                                                      -----------
                      Total Transportation Infrastructure                                                             $     8,800
                                                                                                                      -----------
                      TOTAL COMMON STOCKS
                      (Cost $74,546)                                                                                  $    46,096
                                                                                                                      -----------
                      CONVERTIBLE PREFERRED STOCK -- 0.3% of Net Assets
                      Banks -- 0.3%
         95(b)        Wells Fargo & Co., 7.5%                                                                         $   137,750
                                                                                                                      -----------
                      Total Banks                                                                                     $   137,750
                                                                                                                      -----------
                      TOTAL CONVERTIBLE PREFERRED STOCK
                      (Cost $125,547)                                                                                 $   137,750
                                                                                                                      -----------

  Principal
     Amount
     USD ($)
                      COLLATERALIZED MORTGAGE OBLIGATION -- 0.2% of Net Assets
    108,939(c)        Banc of America Commercial Mortgage Trust, Series 2007-4, Class H, 5.862%, 2/10/51 (144A)       $   107,004
                                                                                                                      -----------
                      TOTAL COLLATERALIZED MORTGAGE OBLIGATION
                      (Cost $107,196)                                                                                 $   107,004
                                                                                                                      -----------
                      CONVERTIBLE CORPORATE BONDS -- 2.9% of Net Assets
                      Biotechnology -- 0.3%
    162,000           Insmed, Inc., 1.75%, 1/15/25                                                                    $   156,056
                                                                                                                      -----------
                      Total Biotechnology                                                                             $   156,056
                                                                                                                      -----------
                      Commercial Services -- 0.1%
     64,935           Macquarie Infrastructure Corp., 2.0%, 10/1/23                                                   $    62,098
                                                                                                                      -----------
                      Total Commercial Services                                                                       $    62,098
                                                                                                                      -----------
                      Computers -- 0.3%
    160,000           Pure Storage, Inc., 0.125%, 4/15/23                                                             $   158,664
                                                                                                                      -----------
                      Total Computers                                                                                 $   158,664
                                                                                                                      -----------
                      Food -- 0.2%
     60,000           Chefs' Warehouse, Inc., 1.875%, 12/1/24 (144A)                                                  $    66,018
                                                                                                                      -----------
                      Total Food                                                                                      $    66,018
                                                                                                                      -----------
                      Internet -- 0.4%
    171,000           Palo Alto Networks, Inc., 0.75%, 7/1/23                                                         $   188,612
                                                                                                                      -----------
                      Total Internet                                                                                  $   188,612
                                                                                                                      -----------
                      Media -- 0.3%
    178,000           DISH Network Corp., 2.375%, 3/15/24                                                             $   162,532
                                                                                                                      -----------
                      Total Media                                                                                     $   162,532
                                                                                                                      -----------
                      Oil & Gas -- 0.3%
    185,000           Oasis Petroleum, Inc., 2.625%, 9/15/23                                                          $   143,606
                                                                                                                      -----------
                      Total Oil & Gas                                                                                 $   143,606
                                                                                                                      -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

  Principal
     Amount
     USD ($)                                                                                                                Value
                      Pharmaceuticals -- 0.2%
    117,000           Teva Pharmaceutical Finance Co. LLC, 0.25%, 2/1/26                                              $   110,908
                                                                                                                      -----------
                      Total Pharmaceuticals                                                                           $   110,908
                                                                                                                      -----------
                      Semiconductors -- 0.2%
     70,000           ON Semiconductor Corp., 1.625%, 10/15/23                                                        $    96,513
                                                                                                                      -----------
                      Total Semiconductors                                                                            $    96,513
                                                                                                                      -----------
                      Software -- 0.4%
    103,000           Akamai Technologies, Inc., 0.125%, 5/1/25                                                       $   113,789
     55,000           Workiva, Inc., 1.125%, 8/15/26 (144A)                                                                49,321
                                                                                                                      -----------
                      Total Software                                                                                  $   163,110
                                                                                                                      -----------
                      Transportation -- 0.2%
     85,000           SEACOR Holdings, Inc., 3.0%, 11/15/28                                                           $    83,301
                                                                                                                      -----------
                      Total Transportation                                                                            $    83,301
                                                                                                                      -----------
                      TOTAL CONVERTIBLE CORPORATE BONDS
                      (Cost $1,391,869)                                                                               $ 1,391,418
                                                                                                                      -----------
                      CORPORATE BONDS -- 81.9% of Net Assets
                      Advertising -- 0.7%
    372,000           MDC Partners, Inc., 6.5%, 5/1/24 (144A)                                                         $   336,660
                                                                                                                      -----------
                      Total Advertising                                                                               $   336,660
                                                                                                                      -----------
                      Aerospace & Defense -- 1.4%
    225,000           Bombardier, Inc., 6.0%, 10/15/22 (144A)                                                         $   224,933
    184,000           Bombardier, Inc., 7.5%, 3/15/25 (144A)                                                              189,748
    252,000           Bombardier, Inc., 7.875%, 4/15/27 (144A)                                                            259,245
                                                                                                                      -----------
                      Total Aerospace & Defense                                                                       $   673,926
                                                                                                                      -----------
                      Auto Manufacturers -- 0.5%
    229,000           JB Poindexter & Co., Inc., 7.125%, 4/15/26 (144A)                                               $   241,595
                                                                                                                      -----------
                      Total Auto Manufacturers                                                                        $   241,595
                                                                                                                      -----------
                      Auto Parts & Equipment -- 1.3%
    408,000           American Axle & Manufacturing, Inc., 6.25%, 3/15/26                                             $   417,690
    252,000           Titan International, Inc., 6.5%, 11/30/23                                                           215,460
                                                                                                                      -----------
                      Total Auto Parts & Equipment                                                                    $   633,150
                                                                                                                      -----------
                      Banks -- 3.4%
    400,000(b)(c)     Barclays Plc, 7.75% (5 Year USD Swap Rate + 484 bps)                                            $   437,000
    220,000           Freedom Mortgage Corp., 8.125%, 11/15/24 (144A)                                                     216,154
    270,000           Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)                                                       264,684
    200,000(b)(c)     Intesa Sanpaolo S.p.A., 7.7% (5 Year USD Swap Rate + 546 bps) (144A)                                216,750
    237,000           Provident Funding Associates LP/PFG Finance Corp., 6.375%, 6/15/25 (144A)                           232,260
    200,000(b)(c)     UBS Group Funding Switzerland AG, 7.125% (5 Year USD Swap Rate + 588 bps)                           211,750
                                                                                                                      -----------
                      Total Banks                                                                                     $ 1,578,598
                                                                                                                      -----------
                      Building Materials -- 2.1%
     88,000           American Woodmark Corp., 4.875%, 3/15/26 (144A)                                                 $    90,200
    131,000           Builders FirstSource, Inc., 5.625%, 9/1/24 (144A)                                                   136,240
    125,000           Builders FirstSource, Inc., 6.75%, 6/1/27 (144A)                                                    137,031
    175,000           Patrick Industries, Inc., 7.5%, 10/15/27 (144A)                                                     186,375

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/19                                     (continued)
--------------------------------------------------------------------------------

  Principal
     Amount
     USD ($)                                                                                                                Value
                      Building Materials -- (continued)
    218,000           Standard Industries, Inc., 4.75%, 1/15/28 (144A)                                                $   223,450
    168,000           Summit Material LLC/Summit Materials Finance Corp., 6.5%, 3/15/27 (144A)                            180,600
                                                                                                                      -----------
                      Total Building Materials                                                                        $   953,896
                                                                                                                      -----------
                      Chemicals -- 2.5%
     57,000           CF Industries, Inc., 4.95%, 6/1/43                                                              $    59,422
    157,000           CF Industries, Inc., 5.375%, 3/15/44                                                                171,130
    194,000           Chemours Co., 7.0%, 5/15/25                                                                         195,455
    151,000           NOVA Chemicals Corp., 4.875%, 6/1/24 (144A)                                                         155,907
     51,000           NOVA Chemicals Corp., 5.0%, 5/1/25 (144A)                                                            52,020
     44,000           Nufarm Australia, Ltd./Nufarm Americas, Inc., 5.75%, 4/30/26 (144A)                                  43,340
    225,000           Olin Corp., 5.0%, 2/1/30                                                                            228,375
     59,000           Olin Corp., 5.625%, 8/1/29                                                                           62,316
    229,000           Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 5.375%, 9/1/25 (144A)              229,000
                                                                                                                      -----------
                      Total Chemicals                                                                                 $ 1,196,965
                                                                                                                      -----------
                      Coal -- 0.5%
    255,000           SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.5%, 6/15/25 (144A)          $   245,226
                                                                                                                      -----------
                      Total Coal                                                                                      $   245,226
                                                                                                                      -----------
                      Commercial Services -- 5.5%
     25,000           Ashtead Capital, Inc., 4.0%, 5/1/28 (144A)                                                      $    25,250
    200,000           Ashtead Capital, Inc., 4.125%, 8/15/25 (144A)                                                       205,500
     20,000           Ashtead Capital, Inc., 4.25%, 11/1/29 (144A)                                                         20,425
    177,000           Brink's Co., 4.625%, 10/15/27 (144A)                                                                182,310
    185,000           Cardtronics, Inc./Cardtronics USA, Inc., 5.5%, 5/1/25 (144A)                                        191,938
    170,000           GW B-CR Security Corp., 9.5%, 11/1/27 (144A)                                                        181,475
    232,000           Herc Holdings, Inc., 5.5%, 7/15/27 (144A)                                                           244,180
    116,000           Hertz Corp., 7.125%, 8/1/26 (144A)                                                                  125,628
     75,000           Prime Security Services Borrower LLC/Prime Finance, Inc., 5.25%, 4/15/24 (144A)                      79,350
    120,000           Prime Security Services Borrower LLC/Prime Finance, Inc., 5.75%, 4/15/26 (144A)                     130,426
    202,000           Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 5/15/23 (144A)                     211,847
    280,000           Sotheby's, 7.375%, 10/15/27 (144A)                                                                  283,500
    190,000           Team Health Holdings, Inc., 6.375%, 2/1/25 (144A)                                                   126,825
     75,000           United Rentals North America, Inc., 3.875%, 11/15/27                                                 76,571
    124,000           United Rentals North America, Inc., 5.25%, 1/15/30                                                  133,461
    162,000           United Rentals North America, Inc., 6.5%, 12/15/26                                                  178,048
    175,000           Verscend Escrow Corp., 9.75%, 8/15/26 (144A)                                                        191,406
                                                                                                                      -----------
                      Total Commercial Services                                                                       $ 2,588,140
                                                                                                                      -----------
                      Computers -- 0.7%
    325,000           Western Digital Corp., 4.75%, 2/15/26                                                           $   338,813
                                                                                                                      -----------
                      Total Computers                                                                                 $   338,813
                                                                                                                      -----------
                      Distribution/Wholesale -- 0.9%
    395,000           Wolverine Escrow LLC, 8.5%, 11/15/24 (144A)                                                     $   408,825
                                                                                                                      -----------
                      Total Distribution/Wholesale                                                                    $   408,825
                                                                                                                      -----------
                      Diversified Financial Services -- 2.2%
    145,000           Alliance Data Systems Corp., 4.75%, 12/15/24 (144A)                                             $   144,637
    160,000           Avation Capital SA, 6.5%, 5/15/21 (144A)                                                            166,200
    195,000(d)        Global Aircraft Leasing Co., Ltd., 6.5% (7.25% PIK or 6.5% cash), 9/15/24 (144A)                    203,473

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

  Principal
     Amount
     USD ($)                                                                                                                Value
                      Diversified Financial Services -- (continued)
     22,000           Nationstar Mortgage Holdings, Inc., 8.125%, 7/15/23 (144A)                                      $    23,288
    388,000           Nationstar Mortgage Holdings, Inc., 9.125%, 7/15/26 (144A)                                          429,710
     70,000           Springleaf Finance Corp., 5.375%, 11/15/29                                                           73,066
                                                                                                                      -----------
                      Total Diversified Financial Services                                                            $ 1,040,374
                                                                                                                      -----------
                      Electric -- 1.4%
     65,000           Clearway Energy Operating LLC, 4.75%, 3/15/28 (144A)                                            $    65,894
    137,000           Clearway Energy Operating LLC, 5.75%, 10/15/25                                                      144,192
     50,000           Talen Energy Supply LLC, 6.625%, 1/15/28 (144A)                                                      51,000
     67,000           Talen Energy Supply LLC, 7.25%, 5/15/27 (144A)                                                       70,497
    333,000           Vistra Operations Co. LLC, 5.625%, 2/15/27 (144A)                                                   350,899
                                                                                                                      -----------
                      Total Electric                                                                                  $   682,482
                                                                                                                      -----------
                      Electrical Components & Equipment -- 0.3%
EUR 100,000           Belden, Inc., 3.875%, 3/15/28 (144A)                                                            $   119,180
                                                                                                                      -----------
                      Total Electrical Components & Equipment                                                         $   119,180
                                                                                                                      -----------
                      Energy-Alternate Sources -- 0.3%
    160,000           TerraForm Power Operating LLC, 4.75%, 1/15/30 (144A)                                            $   162,800
                                                                                                                      -----------
                      Total Energy-Alternate Sources                                                                  $   162,800
                                                                                                                      -----------
                      Entertainment -- 2.1%
    200,000           Enterprise Development Authority, 12.0%, 7/15/24 (144A)                                         $   229,000
     35,000           Penn National Gaming, Inc., 5.625%, 1/15/27 (144A)                                                   36,988
    100,000           Scientific Games International, Inc., 5.0%, 10/15/25 (144A)                                         104,625
    100,000           Scientific Games International, Inc., 7.0%, 5/15/28 (144A)                                          107,250
    100,000           Scientific Games International, Inc., 7.25%, 11/15/29 (144A)                                        108,500
    351,000           Scientific Games International, Inc., 8.25%, 3/15/26 (144A)                                         386,978
                                                                                                                      -----------
                      Total Entertainment                                                                             $   973,341
                                                                                                                      -----------
                      Environmental Control -- 1.8%
    271,000           Covanta Holding Corp., 6.0%, 1/1/27                                                             $   285,905
     50,000           GFL Environmental, Inc., 5.125%, 12/15/26 (144A)                                                     52,569
    156,000           GFL Environmental, Inc., 5.375%, 3/1/23 (144A)                                                      160,680
     45,000           GFL Environmental, Inc., 7.0%, 6/1/26 (144A)                                                         47,538
    125,000           GFL Environmental, Inc., 8.5%, 5/1/27 (144A)                                                        137,500
    189,000           Tervita Corp., 7.625%, 12/1/21 (144A)                                                               190,181
                                                                                                                      -----------
                      Total Environmental Control                                                                     $   874,373
                                                                                                                      -----------
                      Food -- 3.5%
    210,000           Albertsons Cos. LLC/Safeway, Inc./New Albertsons LP/Albertson's LLC, 5.75%, 3/15/25             $   217,350
    119,000           Albertsons Cos. LLC/Safeway, Inc./New Albertsons LP/Albertson's LLC, 5.875%, 2/15/28 (144A)         126,437
     67,000           Albertsons Cos. LLC/Safeway, Inc./New Albertsons LP/Albertson's LLC, 7.5%, 3/15/26 (144A)            75,207
    253,000           FAGE International SA/FAGE USA Dairy Industry, Inc., 5.625%, 8/15/26 (144A)                         232,760
    156,000           Ingles Markets, Inc., 5.75%, 6/15/23                                                                158,925
    211,000           JBS USA LUX SA/JBS USA Finance, Inc., 6.75%, 2/15/28 (144A)                                         233,157
    138,000           JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 5.5%, 1/15/30 (144A)                         148,226
     65,000           JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 6.5%, 4/15/29 (144A)                          72,233
    105,000           Pilgrim's Pride Corp., 5.875%, 9/30/27 (144A)                                                       113,531
    250,000           Simmons Foods, Inc., 5.75%, 11/1/24 (144A)                                                          251,250
                                                                                                                      -----------
                      Total Food                                                                                      $ 1,629,076
                                                                                                                      -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/19                                     (continued)
--------------------------------------------------------------------------------

  Principal
     Amount
     USD ($)                                                                                                                Value
                      Forest Products & Paper -- 1.0%
    230,000           Mercer International, Inc., 7.375%, 1/15/25                                                     $   247,584
    199,000           Schweitzer-Mauduit International, Inc., 6.875%, 10/1/26 (144A)                                      214,423
                                                                                                                      -----------
                      Total Forest Products & Paper                                                                   $   462,007
                                                                                                                      -----------
                      Healthcare-Services -- 3.8%
    265,000           BCPE Cycle Merger Sub II, Inc., 10.625%, 7/15/27 (144A)                                         $   271,625
     50,000           Centene Corp., 4.25%, 12/15/27 (144A)                                                                51,437
    100,000           Centene Corp., 4.625%, 12/15/29 (144A)                                                              105,135
     50,000           CHS/Community Health Systems, Inc., 6.25%, 3/31/23                                                   50,750
     80,000           Encompass Health Corp., 4.5%, 2/1/28                                                                 82,900
    135,000           Encompass Health Corp., 4.75%, 2/1/30                                                               140,063
     37,000           HCA, Inc., 5.625%, 9/1/28                                                                            42,165
    200,000           Molina Healthcare, Inc., 5.375%, 11/15/22                                                           212,596
    140,000           Select Medical Corp., 6.25%, 8/15/26 (144A)                                                         151,553
    293,000           Surgery Centre Holdings, Inc., 10.0%, 4/15/27 (144A)                                                321,568
    120,000           Tenet Healthcare Corp., 5.125%, 11/1/27 (144A)                                                      126,750
    226,000           WellCare Health Plans, Inc., 5.25%, 4/1/25                                                          235,040
                                                                                                                      -----------
                      Total Healthcare-Services                                                                       $ 1,791,582
                                                                                                                      -----------
                      Holding Companies-Diversified -- 0.3%
    170,000           VistaJet Malta Finance Plc/XO Management Holding, Inc., 10.5%, 6/1/24 (144A)                    $   161,500
                                                                                                                      -----------
                      Total Holding Companies-Diversified                                                             $   161,500
                                                                                                                      -----------
                      Home Builders -- 2.6%
    125,000           Beazer Homes USA, Inc., 5.875%, 10/15/27                                                        $   126,250
    260,000           Beazer Homes USA, Inc., 6.75%, 3/15/25                                                              273,000
     85,000           Beazer Homes USA, Inc., 7.25%, 10/15/29 (144A)                                                       90,737
    226,000           Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.25%,
                      9/15/27 (144A)                                                                                      238,430
    307,000           KB Home, 6.875%, 6/15/27                                                                            355,353
     22,000           Taylor Morrison Communities, Inc., 5.875%, 6/15/27 (144A)                                            24,200
    106,000           Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.875%, 4/15/23 (144A)         114,215
                                                                                                                      -----------
                      Total Home Builders                                                                             $ 1,222,185
                                                                                                                      -----------
                      Insurance -- 0.3%
    136,000           CNO Financial Group, Inc., 5.25%, 5/30/29                                                       $   151,810
                                                                                                                      -----------
                      Total Insurance                                                                                 $   151,810
                                                                                                                      -----------
                      Internet -- 0.5%
    222,000           Netflix, Inc., 5.375%, 11/15/29 (144A)                                                          $   236,426
                                                                                                                      -----------
                      Total Internet                                                                                  $   236,426
                                                                                                                      -----------
                      Iron & Steel -- 1.0%
    175,000           Commercial Metals Co., 5.375%, 7/15/27                                                          $   183,750
    270,000           Commercial Metals Co., 5.75%, 4/15/26                                                               282,150
                                                                                                                      -----------
                      Total Iron & Steel                                                                              $   465,900
                                                                                                                      -----------
                      Leisure Time -- 0.8%
     93,000           Viking Cruises, Ltd., 5.875%, 9/15/27 (144A)                                                    $    99,394
    135,000           Viking Cruises, Ltd., 6.25%, 5/15/25 (144A)                                                         140,569
    150,000           VOC Escrow, Ltd., 5.0%, 2/15/28 (144A)                                                              157,125
                                                                                                                      -----------
                      Total Leisure Time                                                                              $   397,088
                                                                                                                      -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

  Principal
     Amount
     USD ($)                                                                                                                Value
                      Lodging -- 0.3%
    141,000           MGM Resorts International, 5.5%, 4/15/27                                                        $   156,510
                                                                                                                      -----------
                      Total Lodging                                                                                   $   156,510
                                                                                                                      -----------
                      Machinery-Diversified -- 0.5%
    246,000           Cloud Crane LLC, 10.125%, 8/1/24 (144A)                                                         $   258,300
                                                                                                                      -----------
                      Total Machinery-Diversified                                                                     $   258,300
                                                                                                                      -----------
                      Media -- 6.0%
    317,000           Altice Luxembourg SA, 10.5%, 5/15/27 (144A)                                                     $   361,396
    515,000           CCO Holdings LLC/CCO Holdings Capital Corp., 5.5%, 5/1/26 (144A)                                    542,681
     50,000           CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 2/15/26 (144A)                                   52,751
    146,000           Clear Channel Worldwide Holdings, Inc., 9.25%, 2/15/24 (144A)                                       161,695
    200,000           CSC Holdings LLC, 5.375%, 7/15/23 (144A)                                                            205,000
    200,000           CSC Holdings LLC, 5.375%, 2/1/28 (144A)                                                             213,250
    208,000           CSC Holdings LLC, 5.5%, 5/15/26 (144A)                                                              220,218
    200,000           CSC Holdings LLC, 7.5%, 4/1/28 (144A)                                                               226,000
    227,000           Diamond Sports Group LLC/Diamond Sports Finance Co., 6.625%, 8/15/27 (144A)                         220,758
    205,000           Gray Television, Inc., 7.0%, 5/15/27 (144A)                                                         227,806
    200,000           LCPR Senior Secured Financing DAC, 6.75%, 10/15/27 (144A)                                           212,000
    149,000           Sinclair Television Group, Inc., 5.875%, 3/15/26 (144A)                                             156,636
                                                                                                                      -----------
                      Total Media                                                                                     $ 2,800,191
                                                                                                                      -----------
                      Mining -- 1.9%
     39,000           Coeur Mining, Inc., 5.875%, 6/1/24                                                              $    39,001
    317,000           Freeport-McMoRan, Inc., 5.25%, 9/1/29                                                               339,602
    112,000           Hudbay Minerals, Inc., 7.25%, 1/15/23 (144A)                                                        116,130
    110,000           Hudbay Minerals, Inc., 7.625%, 1/15/25 (144A)                                                       116,105
     65,000           Joseph T Ryerson & Son, Inc., 11.0%, 5/15/22 (144A)                                                  68,575
    200,000           Novelis Corp., 5.875%, 9/30/26 (144A)                                                               212,821
                                                                                                                      -----------
                      Total Mining                                                                                    $   892,234
                                                                                                                      -----------
                      Miscellaneous Manufacturers -- 0.9%
    170,000           Amsted Industries, Inc., 4.625%, 5/15/30 (144A)                                                 $   171,229
     18,000           Amsted Industries, Inc., 5.625%, 7/1/27 (144A)                                                       19,080
    222,000           EnPro Industries, Inc., 5.75%, 10/15/26                                                             236,430
                                                                                                                      -----------
                      Total Miscellaneous Manufacturers                                                               $   426,739
                                                                                                                      -----------
                      Oil & Gas -- 7.5%
    184,000           Ensign Drilling, Inc., 9.25%, 4/15/24 (144A)                                                    $   173,650
    149,000           Great Western Petroleum LLC/Great Western Finance Corp., 9.0%, 9/30/21 (144A)                       133,169
    170,000           Gulfport Energy Corp., 6.0%, 10/15/24                                                               120,700
     15,000           Gulfport Energy Corp., 6.625%, 5/1/23                                                                12,638
    135,000           Hilcorp Energy I LP/Hilcorp Finance Co., 5.75%, 10/1/25 (144A)                                      131,630
    296,000           Indigo Natural Resources LLC, 6.875%, 2/15/26 (144A)                                                278,240
    223,000           Jagged Peak Energy LLC, 5.875%, 5/1/26                                                              230,243
     50,000           MEG Energy Corp., 6.5%, 1/15/25 (144A)                                                               52,005
    273,000           MEG Energy Corp., 7.0%, 3/31/24 (144A)                                                              274,706
    219,000           Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)                                                   218,864
    246,000           Oasis Petroleum, Inc., 6.875%, 3/15/22                                                              236,775
    104,000           Parkland Fuel Corp., 5.875%, 7/15/27 (144A)                                                         111,837
     30,000           Parsley Energy LLC/Parsley Finance Corp., 5.25%, 8/15/25 (144A)                                      30,825

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/19                                     (continued)
--------------------------------------------------------------------------------

  Principal
     Amount
     USD ($)                                                                                                                Value
                      Oil & Gas -- (continued)
    135,000           Parsley Energy LLC/Parsley Finance Corp., 5.375%, 1/15/25 (144A)                                $   139,050
     20,000           Parsley Energy LLC/Parsley Finance Corp., 5.625%, 10/15/27 (144A)                                    21,150
     20,000           Parsley Energy LLC/Parsley Finance Corp., 6.25%, 6/1/24 (144A)                                       20,800
    115,000           PBF Holding Co. LLC/PBF Finance Corp., 7.0%, 11/15/23                                               119,312
    222,000           Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25 (144A)                                                211,455
    267,000           SM Energy Co., 6.75%, 9/15/26                                                                       261,660
    271,000           Transocean Sentry, Ltd., 5.375%, 5/15/23 (144A)                                                     275,743
    185,000           Transocean, Inc., 7.25%, 11/1/25 (144A)                                                             181,300
    232,000           Whiting Petroleum Corp., 6.625%, 1/15/26                                                            158,103
    120,000           WPX Energy, Inc., 5.25%, 9/15/24                                                                    127,500
     25,000           WPX Energy, Inc., 5.25%, 10/15/27                                                                    26,375
                                                                                                                      -----------
                      Total Oil & Gas                                                                                 $ 3,547,730
                                                                                                                      -----------
                      Oil & Gas Services -- 1.6%
    156,000           Archrock Partners LP/Archrock Partners Finance Corp., 6.0%, 10/1/22                             $   157,170
     80,000           Archrock Partners LP/Archrock Partners Finance Corp., 6.25%, 4/1/28 (144A)                           82,400
    152,000           Archrock Partners LP/Archrock Partners Finance Corp., 6.875%, 4/1/27 (144A)                         160,740
     89,000           Exterran Energy Solutions LP/EES Finance Corp., 8.125%, 5/1/25                                       87,665
    207,000           FTS International, Inc., 6.25%, 5/1/22                                                              134,550
     50,000           SESI LLC, 7.75%, 9/15/24                                                                             33,250
     74,000           USA Compression Partners LP/USA Compression Finance Corp., 6.875%, 9/1/27                            77,078
                                                                                                                      -----------
                      Total Oil & Gas Services                                                                        $   732,853
                                                                                                                      -----------
                      Packaging & Containers -- 2.3%
    276,000           Ardagh Packaging Finance Plc/Ardagh Holdings USA, Inc., 6.0%, 2/15/25 (144A)                    $   289,455
    102,000           Ball Corp., 5.25%, 7/1/25                                                                           113,602
    254,000           Crown Cork & Seal Co., Inc., 7.375%, 12/15/26                                                       301,625
    300,000           Greif, Inc., 6.5%, 3/1/27 (144A)                                                                    324,000
     65,000           Plastipak Holdings, Inc., 6.25%, 10/15/25 (144A)                                                     56,060
                                                                                                                      -----------
                      Total Packaging & Containers                                                                    $ 1,084,742
                                                                                                                      -----------
                      Pharmaceuticals -- 3.2%
    197,000           Bausch Health Americas, Inc., 8.5%, 1/31/27 (144A)                                              $   224,344
     75,000           Bausch Health Cos., Inc., 5.0%, 1/30/28 (144A)                                                       76,979
     50,000           Bausch Health Cos., Inc., 5.25%, 1/30/30 (144A)                                                      51,850
     80,000           Bausch Health Cos., Inc., 5.5%, 11/1/25 (144A)                                                       83,600
     96,000           Bausch Health Cos., Inc., 7.0%, 1/15/28 (144A)                                                      105,965
     96,000           Bausch Health Cos., Inc., 7.25%, 5/30/29 (144A)                                                     109,680
    409,000           Horizon Therapeutics USA, Inc., 5.5%, 8/1/27 (144A)                                                 441,761
    114,000           Par Pharmaceutical, Inc., 7.5%, 4/1/27 (144A)                                                       113,430
    336,000           Teva Pharmaceutical Finance Netherlands III BV, 2.8%, 7/21/23                                       311,640
                                                                                                                      -----------
                      Total Pharmaceuticals                                                                           $ 1,519,249
                                                                                                                      -----------
                      Pipelines -- 5.6%
    285,000           American Midstream Partners LP/American Midstream Finance Corp., 9.5%, 12/15/21 (144A)          $   267,900
    155,000           Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125%, 11/15/22 (144A)                          151,900
    280,000           Cheniere Corpus Christi Holdings LLC, 5.875%, 3/31/25                                               314,849
    130,000           Cheniere Energy Partners LP, 4.5%, 10/1/29 (144A)                                                   133,588
     30,000           DCP Midstream Operating LP, 3.875%, 3/15/23                                                          30,675
     49,000           DCP Midstream Operating LP, 4.95%, 4/1/22                                                            50,838

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

  Principal
     Amount
     USD ($)                                                                                                                Value
                      Pipelines -- (continued)
    200,000           DCP Midstream Operating LP, 5.375%, 7/15/25                                                     $   217,500
    165,000           Delek Logistics Partners LP/Delek Logistics Finance Corp., 6.75%, 5/15/25                           164,175
      5,000           EnLink Midstream LLC, 5.375%, 6/1/29                                                                  4,700
     40,000           EnLink Midstream Partners LP, 5.05%, 4/1/45                                                          31,600
    116,000           EnLink Midstream Partners LP, 5.6%, 4/1/44                                                           93,960
     90,000           Genesis Energy LP/Genesis Energy Finance Corp., 6.25%, 5/15/26                                       85,950
    138,000           Genesis Energy LP/Genesis Energy Finance Corp., 6.5%, 10/1/25                                       133,515
     70,000           Genesis Energy LP/Genesis Energy Finance Corp., 6.75%, 8/1/22                                        70,700
    167,000           Global Partners LP/GLP Finance Corp., 7.0%, 6/15/23                                                 172,010
    111,000           Global Partners LP/GLP Finance Corp., 7.0%, 8/1/27 (144A)                                           117,938
    140,000           Hess Midstream Operations LP, 5.125%, 6/15/28 (144A)                                                141,750
    167,000           Hess Midstream Operations LP, 5.625%, 2/15/26 (144A)                                                173,828
    135,000           PBF Logistics LP/PBF Logistics Finance Corp., 6.875%, 5/15/23                                       139,050
     75,000           Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.0%, 1/15/28                    76,500
     26,000           Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.5%, 7/15/27 (144A)             28,470
     57,000           Williams Cos., Inc., 5.75%, 6/24/44                                                                  67,553
                                                                                                                      -----------
                      Total Pipelines                                                                                 $ 2,668,949
                                                                                                                      -----------
                      REITs -- 1.7%
    155,000           Iron Mountain US Holdings, Inc., 5.375%, 6/1/26 (144A)                                          $   161,975
    200,000           Iron Mountain, Inc., 5.75%, 8/15/24                                                                 202,250
    300,000           iStar, Inc., 4.75%, 10/1/24                                                                         310,875
    146,000           MPT Operating Partnership LP/MPT Finance Corp., 4.625%, 8/1/29                                      150,380
                                                                                                                      -----------
                      Total REITs                                                                                     $   825,480
                                                                                                                      -----------
                      Retail -- 1.3%
    150,000           AAG FH LP/AAG FH Finco, Inc., 9.75%, 7/15/24 (144A)                                             $   138,000
    147,000           Golden Nugget, Inc., 8.75%, 10/1/25 (144A)                                                          157,198
     50,000           JC Penney Corp., Inc., 5.875%, 7/1/23 (144A)                                                         42,875
    304,000           Michaels Stores, Inc., 8.0%, 7/15/27 (144A)                                                         290,320
                                                                                                                      -----------
                      Total Retail                                                                                    $   628,393
                                                                                                                      -----------
                      Software -- 0.2%
     86,000           Rackspace Hosting, Inc., 8.625%, 11/15/24 (144A)                                                $    84,065
                                                                                                                      -----------
                      Total Software                                                                                  $    84,065
                                                                                                                      -----------
                      Telecommunications -- 7.3%
    200,000           Altice France SA, 8.125%, 2/1/27 (144A)                                                         $   225,250
    150,000           CenturyLink, Inc., 6.45%, 6/15/21                                                                   157,013
     90,000           CommScope Technologies LLC, 6.0%, 6/15/25 (144A)                                                     90,102
     63,000           CommScope, Inc., 8.25%, 3/1/27 (144A)                                                                66,308
    451,000           Frontier Communications Corp., 8.75%, 4/15/22                                                       217,608
     75,000           Frontier Communications Corp., 11.0%, 9/15/25                                                        36,375
     84,000           Hughes Satellite Systems Corp., 5.25%, 8/1/26                                                        92,190
    275,000           Intelsat Jackson Holdings SA, 5.5%, 8/1/23                                                          236,236
    110,000           Level 3 Financing, Inc., 4.625%, 9/15/27 (144A)                                                     112,618
    300,000           Level 3 Financing, Inc., 5.25%, 3/15/26                                                             312,000
    435,000           Sprint Corp., 7.125%, 6/15/24                                                                       469,256
    205,000           Sprint Corp., 7.25%, 9/15/21                                                                        216,788
    280,000           Sprint Corp., 7.625%, 2/15/25                                                                       307,258

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/19                                     (continued)
--------------------------------------------------------------------------------

  Principal
     Amount
     USD ($)                                                                                                                Value
                      Telecommunications -- (continued)
    124,000           Sprint Corp., 7.625%, 3/1/26                                                                    $   136,747
     75,000           T-Mobile USA, Inc., 6.0%, 3/1/23                                                                     76,350
    155,000           T-Mobile USA, Inc., 6.0%, 4/15/24                                                                   160,038
    215,000           T-Mobile USA, Inc., 6.5%, 1/15/26                                                                   230,525
    339,000           Windstream Services LLC/Windstream Finance Corp., 8.625%, 10/31/25 (144A)                           325,440
                                                                                                                      -----------
                      Total Telecommunications                                                                        $ 3,468,102
                                                                                                                      -----------
                      Toys/Games/Hobbies -- 0.2%
     70,000           Mattel, Inc., 5.875%, 12/15/27 (144A)                                                           $    73,763
                                                                                                                      -----------
                      Total Toys/Games/Hobbies                                                                        $    73,763
                                                                                                                      -----------
                      TOTAL CORPORATE BONDS
                      (Cost $37,707,952)                                                                              $38,733,218
                                                                                                                      -----------

       Face
     Amount
     USD ($)
                      INSURANCE-LINKED SECURITIES -- 0.1% of Net Assets(e)
                      Reinsurance Sidecars -- 0.1%
                      Multiperil -- Worldwide -- 0.1%
     50,000+(a)(f)    Lorenz Re 2018, 7/1/21                                                                          $     5,075
     25,723+(a)(f)    Lorenz Re 2019, 6/30/22                                                                              22,428
                                                                                                                      -----------
                      Total Reinsurance Sidecars                                                                      $    27,503
                                                                                                                      -----------
                      TOTAL INSURANCE-LINKED SECURITIES
                      (Cost $44,289)                                                                                  $    27,503
                                                                                                                      -----------

  Principal
     Amount
     USD ($)
                      SENIOR SECURED FLOATING RATE LOAN INTERESTS -- 2.8% of Net Assets*(g)
                      Buildings & Real Estate -- 0.0%+
     14,700           Builders FirstSource, Inc., Refinancing Term Loan, 4.799% (LIBOR + 300 bps), 2/29/24            $    14,769
                                                                                                                      -----------
                      Total Buildings & Real Estate                                                                   $    14,769
                                                                                                                      -----------
                      Diversified & Conglomerate Service -- 0.2%
    118,500           DynCorp International, Inc., Term Loan, 7.74% (LIBOR + 600 bps), 8/18/25                        $   116,278
                                                                                                                      -----------
                      Total Diversified & Conglomerate Service                                                        $   116,278
                                                                                                                      -----------
                      Healthcare, Education & Childcare -- 0.4%
    200,969           Regionalcare Hospital Partners Holdings, Inc., First Lien Term B Loan, 6.304% (LIBOR +
                      450 bps/PRIME + 350 bps), 11/16/25                                                              $   202,833
                                                                                                                      -----------
                      Total Healthcare, Education & Childcare                                                         $   202,833
                                                                                                                      -----------
                      Machinery -- 0.4%
    233,977           Shape Technologies Group, Inc., Initial Term Loan, 4.934% (LIBOR + 300 bps), 4/21/25            $   211,164
                                                                                                                      -----------
                      Total Machinery                                                                                 $   211,164
                                                                                                                      -----------
                      Media -- 0.3%
    124,688           Diamond Sports Group LLC, Term Loan, 5.03% (LIBOR + 325 bps), 8/24/26                           $   124,687
                                                                                                                      -----------
                      Total Media                                                                                     $   124,687
                                                                                                                      -----------
                      Metals & Mining -- 0.3%
    128,050           Aleris International, Inc., Initial Term Loan, 6.555% (LIBOR + 475 bps), 2/27/23                $   128,390
                                                                                                                      -----------
                      Total Metals & Mining                                                                           $   128,390
                                                                                                                      -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

  Principal
     Amount
     USD ($)                                                                                                                Value
                      Oil & Gas -- 0.1%
     68,747           Encino Acquisition Partners Holdings LLC, Second Lien Initial Term Loan, 8.549%
                      (LIBOR + 675 bps), 10/29/25                                                                     $    49,899
                                                                                                                      -----------
                      Total Oil & Gas                                                                                 $    49,899
                                                                                                                      -----------
                      Personal, Food & Miscellaneous Services -- 0.1%
     51,901           Revlon Consumer Products Corp., Initial Term B Loan, 5.409% (LIBOR + 350 bps), 9/7/23           $    39,899
                                                                                                                      -----------
                      Total Personal, Food & Miscellaneous Services                                                   $    39,899
                                                                                                                      -----------
                      Securities & Trusts -- 0.5%
    215,400(h)        Spectacle Gary Holdings LLC, Term Loan B, 11/6/25                                               $   217,285
                                                                                                                      -----------
                      Total Securities & Trusts                                                                       $   217,285
                                                                                                                      -----------
                      Telecommunications -- 0.5%
    210,473           Commscope, Inc., Initial Term Loan, 5.049% (LIBOR + 325 bps), 4/6/26                            $   212,103
                                                                                                                      -----------
                      Total Telecommunications                                                                        $   212,103
                                                                                                                      -----------
                      TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
                      (Cost $1,331,604)                                                                               $ 1,317,307
                                                                                                                      -----------
                      U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 6.8% of Net Assets
  1,000,000(i)        U.S. Treasury Bills, 1/7/20                                                                     $   999,810
  1,200,000(i)        U.S. Treasury Bills, 1/14/20                                                                      1,199,413
  1,000,000(i)        U.S. Treasury Bills, 1/28/20                                                                        998,944
                                                                                                                      -----------
                      TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                      (Cost $3,197,935)                                                                               $ 3,198,167
                                                                                                                      -----------

     Shares
                      RIGHTS/WARRANTS -- 0.0%+ of Net Assets
                      Health Care Providers & Services -- 0.0%+
         80^(a)(j)    Option Care Health, Inc., 6/30/25                                                               $       102
         80^(a)(j)    Option Care Health, Inc., 6/30/25                                                                        83
                                                                                                                      -----------
                      Total Health Care Providers & Services                                                          $       185
                                                                                                                      -----------
                      Transportation -- 0.0%+
      1,007+(a)(k)    Syncreon Group, 10/01/24                                                                        $        --
                                                                                                                      -----------
                      Total Transportation                                                                            $        --
                                                                                                                      -----------
                      TOTAL RIGHTS/WARRANTS
                      (Cost $ --)                                                                                     $       185
                                                                                                                      -----------
                      TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 95.1%
                      (Cost $43,980,938)                                                                              $44,958,648
                                                                                                                      -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/19                                     (continued)
--------------------------------------------------------------------------------

                                                                                              Change
                                                                                              in Net
                                                                              Net             Unrealized
                                                               Dividend       Realized        Appreciation
Shares                                                         Income         Gain (Loss)     (Depreciation)                Value
                      AFFILIATED ISSUER -- 2.1%
                      CLOSED-END FUND -- 2.1% of Net Assets
    122,642(l)        Pioneer ILS Interval Fund                $67,661        $ --            $(40,472)               $ 1,020,377
                      TOTAL CLOSED-END FUND
                      (Cost $1,300,000)                                                                               $ 1,020,377
                                                                                                                      -----------
                      TOTAL INVESTMENTS IN AFFILIATED ISSUER -- 2.1%
                      (Cost $1,300,000)                                                                               $ 1,020,377
                                                                                                                      -----------
                      OTHER ASSETS AND LIABILITIES -- 2.8%                                                            $ 1,314,737
                                                                                                                      -----------
                      NET ASSETS -- 100.0%                                                                            $47,293,762
                                                                                                                      ===========

bps      Basis Points.

LIBOR    London Interbank Offered Rate.

PRIME    U.S. Federal Funds Rate.

REIT     Real Estate Investment Trust.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2019, the value of these securities amounted to $24,720,328, or 52.3% of net assets.

^ Security is valued using fair value methods (other than supplied by independent pricing services).

+        Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at December 31, 2019.

+ Security that used significant unobservable inputs to determine its value.

(a)      Non-income producing security.

(b)      Security is perpetual in nature and has no stated maturity date.

(c) The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at December 31, 2019.

(d) Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.

(e)      Securities are restricted as to resale.

(f)      Issued as preference shares.

(g) Floating rate note. Coupon rate, reference index and spread shown at December 31, 2019.

(h) This term loan will settle after December 31, 2019, at which time the interest rate will be determined.

(i) Security issued with a zero coupon. Income is recognized through accretion of discount.

(j)      Option Care Health, Inc. warrants are exercisable into 160 shares.

(k)      Syncreon Group warrants are exercisable into 1,007 shares.

(l) Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Pioneer Asset Management, Inc. (the "Adviser").

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

SWAP CONTRACTS

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS -- SELL PROTECTION

                                                                                            Premiums
Notional                                          Pay/          Annual        Expiration    Paid/           Unrealized     Market
Amount ($)(1)    Obligation Reference/Index       Receive(2)    Fixed Rate    Date          (Received)    Appreciation      Value
459,656          Markit CDX North America
                  High Yield Index Series 27      Receive       5.00%         12/20/21      $(2,170)           $25,967    $23,797
403,200          Markit CDX North America
                  High Yield Index Series 31      Receive       5.00%         12/20/23       22,841             13,810     36,651
254,800          Markit CDX North America
                  High Yield Index Series 32      Receive       5.00%         6/20/24        12,891             12,733     25,624
                                                                                            -------            -------    -------
TOTAL CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS -- SELL PROTECTION                    $33,562            $52,510    $86,072
                                                                                            =======            =======    =======

OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS -- SELL PROTECTION

Notional                         Obligation        Pay/         Annual       Expiration   Premiums        Unrealized      Market
Amount ($)(1)   Counterparty     Reference/Index   Receive(2)   Fixed Rate   Date         (Received)   (Depreciation)      Value
40,000          Goldman Sachs    Chesapeake
                 International    Energy Corp.     Receive      5.00%        6/20/22      $ (4,500)         $ (4,045)   $ (8,545)
25,000          Goldman Sachs    Chesapeake
                 International    Energy Corp.     Receive      5.00%        6/20/22        (3,063)           (2,279)     (5,342)
40,000          Goldman Sachs    Chesapeake
                 International    Energy Corp.     Receive      5.00%        6/20/22        (4,900)           (3,645)     (8,545)
                                                                                          --------          --------    --------
TOTAL OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS -- SELL PROTECTION             $(12,463)         $ (9,969)   $(22,432)
                                                                                          --------          --------    --------
TOTAL SWAP CONTRACTS                                                                      $ 21,099          $ 42,541    $ 63,640
                                                                                          ========          ========    ========

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2)   Receives Quarterly.

Principal amounts are denominated in U.S. dollars ("USD") unless otherwise noted.

EUR -- Euro

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2019, aggregated $27,495,796 and $27,356,690, respectively.

The Portfolio is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which the Adviser serves as the Portfolio's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended December 31, 2019, the Portfolio engaged in purchases of $310,188 and sales of $188,333 pursuant to these procedures, which resulted in a net realized gain/(loss) of $10,831.

At December 31, 2019, the net unrealized appreciation on investments based on cost for federal tax purposes of $45,348,592 was as follows:
     Aggregate gross unrealized appreciation for all investments in which
     there is an excess of value over tax cost                                          $ 1,924,891
     Aggregate gross unrealized depreciation for all investments in which
     there is an excess of tax cost over value                                           (1,230,818)
                                                                                        -----------
     Net unrealized appreciation                                                        $   694,073
                                                                                        ===========

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/19                                     (continued)
--------------------------------------------------------------------------------

The following is a summary of the inputs used as of December 31, 2019, in valuing the Portfolio's investments:

                                                                       Level 1         Level 2       Level 3        Total
Common Stocks
  Transportation Infrastructure                                       $     --     $       8,800     $    --     $     8,800
  All Other Common Stock                                                37,296                --          --          37,296
Convertible Preferred Stock                                            137,750                --          --         137,750
Collateralized Mortgage Obligation                                          --           107,004          --         107,004
Convertible Corporate Bonds                                                 --         1,391,418          --       1,391,418
Corporate Bonds                                                             --        38,733,218          --      38,733,218
Insurance-Linked Securities
  Reinsurance Sidecars
     Multiperil -- Worldwide                                                --                --      27,503          27,503
Senior Secured Floating Rate Loan Interests                                 --         1,317,307          --       1,317,307
U.S. Government and Agency Obligations                                      --         3,198,167          --       3,198,167
Affiliated Closed-End Fund                                                  --         1,020,377          --       1,020,377
Rights/Warrants
  Health Care Providers & Services                                          --                --         185             185
  Transportation                                                            --                --          --              --
                                                                      --------     -------------     -------     -----------
Total Investments in Securities                                       $175,046     $  45,776,291     $27,688     $45,979,025
                                                                      ========     =============     =======     ===========
Other Financial Instruments
Swap contracts, at value                                              $     --     $      63,640     $    --     $    63,640
                                                                      --------     -------------     -------     -----------
Total Other Financial Instruments                                     $     --     $      63,640     $    --     $    63,640
                                                                      ========     =============     =======     ===========

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

                                                                    Convertible       Insurance-
                                                                     Preferred         Linked
                                                                      Stocks         Securities       Warrants        Total
Balance as of 12/31/18                                                $ 3,116         $ 42,775         $199         $ 46,090
Realized gain (loss)(1)                                                 2,599             (191)          --            2,408
Change in net unrealized appreciation (depreciation)(2)                 (316)            2,195          (14)           1,865
Accrued discounts/premiums                                                 --               --           --               --
Purchases                                                                  --           25,723           --           25,723
Sales                                                                  (5,399)         (42,999)          --          (48,398)
Transfers in to Level 3*                                                   --               --           --               --
Transfer out of Level 3*                                                   --               --           --               --
                                                                      -------         --------         ----         --------
Balance as of 12/31/19                                                $    --         $ 27,503         $185         $ 27,688
                                                                      =======         ========         ====         ========

(1)   Realized gain (loss) on these securities is included in the realized gain
      (loss) from investments on the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.

* Transfers are calculated on the beginning of period value. For the year ended December 31, 2019, there were no transfers between Levels 1, 2 and 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments
still held and considered Level 3 at December 31, 2019:                         $(2,122)
                                                                                -------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/19
--------------------------------------------------------------------------------

ASSETS:
   Investments in unaffiliated issuers, at value (cost $43,980,938)           $44,958,648
   Investments in affiliated issuers, at value (cost $1,300,000)                1,020,377
   Cash                                                                           649,733
   Swaps collateral                                                                50,821
   Swap contracts, at value (net premiums paid $21,099)                            63,640
   Unrealized appreciation on unfunded loan commitments                               595
   Receivables --
      Investment securities sold                                                   13,269
      Portfolio shares sold                                                        35,042
      Interest                                                                    651,202
   Other assets                                                                    25,863
                                                                              -----------
         Total assets                                                         $47,469,190
                                                                              -----------
LIABILITIES:
   Payables --
      Investment securities purchased                                         $        45
      Portfolio shares repurchased                                                  9,919
      Administrative fees                                                           7,806
      Professional fees                                                            49,840
      Printing expense                                                              7,162
      Pricing fees                                                                  5,801
   Due to broker for swaps                                                         85,765
   Variation margin for swap contracts                                                282
   Due to affiliates                                                                4,426
   Accrued expenses                                                                 4,382
                                                                              -----------
         Total liabilities                                                    $   175,428
                                                                              -----------
NET ASSETS:
   Paid-in capital                                                            $46,269,851
   Distributable earnings                                                       1,023,911
                                                                              -----------
         Net assets                                                           $47,293,762
                                                                              -----------
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
   Class I (based on $35,652,038/3,721,490 shares)                            $      9.58
                                                                              ===========
   Class II (based on $11,641,724/1,229,804 shares)                           $      9.47
                                                                              ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

FOR THE YEAR ENDED 12/31/19

INVESTMENT INCOME:
   Interest from unaffiliated issuers                                             $2,607,113
   Dividends from unaffiliated issuers                                                24,558
   Dividends from affiliated issuers                                                  67,661
                                                                                  ----------
         Total investment income                                                                   $2,699,332
                                                                                                   ----------
EXPENSES:
   Management fees                                                                $  289,422
   Administrative expense                                                             61,686
   Transfer agent fees
   Distribution fees
      Class II                                                                        25,244
   Custodian fees                                                                     13,458
   Professional fees                                                                  61,348
   Printing expense                                                                   21,215
   Pricing fees                                                                       19,686
   Trustees' fees                                                                      7,835
   Insurance expense                                                                      70
   Miscellaneous                                                                       2,622
                                                                                  ----------
      Total expenses                                                                               $  502,586
   Less fees waived and expenses reimbursed by the Adviser                                            (18,597)
                                                                                                   ----------
      Net expenses                                                                                 $  483,989
                                                                                                   ----------
         Net investment income                                                                     $2,215,343
                                                                                                   ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on:
      Investments in unaffiliated issuers                                         $  100,861
      Futures contracts                                                              (59,636)
      Swap contracts                                                                 (12,656)
      Other assets and liabilities denominated in foreign currencies                    (202)      $   28,367
                                                                                  ----------       ----------
   Change in net unrealized appreciation (depreciation) on:
      Investments in unaffiliated issuers                                         $3,678,229
      Investments in affiliated issuers                                              (40,472)
      Futures contracts                                                              (15,015)
      Swap contracts                                                                  66,990
      Unfunded loan commitments                                                          595
      Other assets and liabilities denominated in foreign currencies                      36       $3,690,363
                                                                                  ----------       ----------
   Net realized and unrealized gain (loss) on investments                                          $3,718,730
                                                                                                   ==========
   Net increase in net assets resulting from operations                                            $5,934,073
                                                                                                   ==========

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                           Year         Year
                                                                                           Ended        Ended
                                                                                          12/31/19     12/31/18
FROM OPERATIONS:
Net investment income (loss)                                                            $ 2,215,343  $  2,284,712
Net realized gain (loss) on investments                                                      28,367       912,459
Change in net unrealized appreciation (depreciation) on investments                       3,690,363    (4,687,720)
                                                                                        -----------  ------------
      Net increase (decrease) in net assets resulting from operations                   $ 5,934,073  $ (1,490,549)
                                                                                        -----------  ------------
DISTRIBUTIONS TO SHAREOWNERS:
      Class I ($0.46 and $0.44 per share, respectively)                                 $(1,691,026) $ (1,821,530)
      Class II ($0.43 and $0.41 per share, respectively)                                   (470,273)     (436,032)
                                                                                        -----------  ------------
         Total distributions to shareowners                                             $(2,161,299) $ (2,257,562)
                                                                                        -----------  ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares                                                       $ 8,990,878  $  9,824,835
Reinvestment of distributions                                                             2,161,299     2,257,562
Cost of shares repurchased                                                               (9,191,664)  (21,095,635)
                                                                                        -----------  ------------
      Net increase (decrease) in net assets resulting from Portfolio share transactions $ 1,960,513  $ (9,013,238)
                                                                                        -----------  ------------
      Net increase (decrease) in net assets                                             $ 5,733,287  $(12,761,349)
NET ASSETS:
Beginning of year                                                                       $41,560,475  $ 54,321,824
                                                                                        -----------  ------------
End of year                                                                             $47,293,762  $ 41,560,475
                                                                                        ===========  ============

                                                      Year Ended     Year Ended       Year Ended      Year Ended
                                                      12/31/19        12/31/19        12/31/18         12/31/18
                                                        Shares         Amount           Shares          Amount
CLASS I
Shares sold                                             321,322      $ 3,003,575         729,186      $  6,785,891
Reinvestment of distributions                           181,308        1,691,026         196,476         1,821,530
Less shares repurchased                                (591,036)      (5,476,479)     (1,599,285)      (14,898,318)
                                                       --------      -----------      ----------      ------------
Net decrease                                            (88,406)     $  (781,878)       (673,623)     $ (6,290,897)
                                                       ========      ===========      ==========      ============
CLASS II
Shares sold                                             651,310      $ 5,987,303         327,125      $  3,038,944
Reinvestment of distributions                            51,030          470,273          47,607           436,032
Less shares repurchased                                (403,548)      (3,715,185)       (670,925)       (6,197,317)
                                                       --------      -----------      ----------      ------------
Net increase (decrease)                                 298,792      $ 2,742,391        (296,193)     $ (2,722,341)
                                                       ========      ===========      ==========      ============

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                                12/31/19      12/31/18      12/31/17      12/31/16*     12/31/15*
Class I
Net asset value, beginning of period                             $  8.79      $  9.53       $  9.31       $  8.55       $  9.65
                                                                 -------      -------       -------       -------       -------
Increase (decrease) from investment operations:
   Net investment income (loss) (a)                              $  0.47      $  0.44       $  0.43       $  0.46       $  0.42
   Net realized and unrealized gain (loss) on investments           0.78        (0.74)         0.22          0.74         (0.75)
                                                                 -------      -------       -------       -------       -------
Net increase (decrease) from investment operations               $  1.25      $ (0.30)      $  0.65       $  1.20       $ (0.33)
                                                                 -------      -------       -------       -------       -------
Distributions to shareowners:
   Net investment income                                         $ (0.46)     $ (0.44)      $ (0.43)      $ (0.44)      $ (0.45)
   Net realized gain                                                  --           --            --            --         (0.32)
                                                                 -------      -------       -------       -------       -------
Total distributions                                              $ (0.46)     $ (0.44)      $ (0.43)      $ (0.44)      $ (0.77)
                                                                 -------      -------       -------       -------       -------
Net increase (decrease) in net asset value                       $  0.79      $ (0.74)      $  0.22       $  0.76       $ (1.10)
                                                                 -------      -------       -------       -------       -------
Net asset value, end of period                                   $  9.58      $  8.79       $  9.53       $  9.31       $  8.55
                                                                 =======      =======       =======       =======       =======
Total return (b)                                                   14.44%       (3.30)%        7.14%        14.35%        (3.93)%(c)
Ratio of net expenses to average net assets                         1.03%        1.03%         0.91%         0.92%         0.92%
Ratio of net investment income (loss) to average net assets         5.03%        4.76%         4.57%         5.24%         4.45%
Portfolio turnover rate                                               66%          45%           44%           57%           32%
Net assets, end of period (in thousands)                         $35,652      $33,476       $42,728       $48,953       $45,949
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                             1.07%        1.07%         0.91%         0.92%         0.92%
   Net investment income (loss) to average net assets               4.99%        4.72%         4.57%         5.24%         4.45%

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (4.04)%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

                                                               Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                                12/31/19      12/31/18      12/31/17      12/31/16*     12/31/15*
Class II
Net asset value, beginning of period                            $  8.68       $ 9.45        $  9.23       $  8.49       $  9.59
                                                                -------       ------        -------       -------       -------
Increase (decrease) from investment operations:
   Net investment income (loss) (a)                             $  0.44       $ 0.41        $  0.41       $  0.43       $  0.39
   Net realized and unrealized gain (loss) on investments          0.78        (0.77)          0.22          0.72         (0.75)
                                                                -------       ------        -------       -------       -------
Net increase (decrease) from investment operations              $  1.22       $(0.36)       $  0.63       $  1.15       $ (0.36)
                                                                -------       ------        -------       -------       -------
Distributions to shareowners:
   Net investment income                                        $ (0.43)      $(0.41)       $ (0.41)      $ (0.41)      $ (0.42)
   Net realized gain                                                 --           --             --            --         (0.32)
                                                                -------       ------        -------       -------       -------
Total distributions                                             $ (0.43)      $(0.41)       $ (0.41)      $ (0.41)      $ (0.74)
                                                                -------       ------        -------       -------       -------
Net increase (decrease) in net asset value                      $  0.79       $(0.77)       $  0.22       $  0.74       $ (1.10)
                                                                -------       ------        -------       -------       -------
Net asset value, end of period                                  $  9.47       $ 8.68        $  9.45       $  9.23       $  8.49
                                                                =======       ======        =======       =======       =======
Total return (b)                                                  14.28%       (3.94)%         6.89%(c)     13.89%        (4.23)%(d)
Ratio of net expenses to average net assets                        1.28%        1.28%          1.16%         1.16%         1.18%
Ratio of net investment income (loss) to average net assets        4.79%        4.50%          4.31%         4.91%         4.17%
Portfolio turnover rate                                              66%          45%            44%           57%           32%
Net assets, end of period (in thousands)                        $11,642       $8,085        $11,594       $11,529       $10,629
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets                               1.32%        1.32%          1.16%         1.16%         1.18%
Net investment income (loss) to average net assets                 4.75%        4.45%          4.31%         4.91%         4.17%

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2017, the total return would have been 6.83%.

(d) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (4.34)%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/19
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer High Yield VCT Portfolio (the "Portfolio") is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the "Trust"), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to maximize total return through a combination of income and capital appreciation.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Portfolio's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Portfolio's financial statements were prepared in compliance with the new amendments to Regulation S-X.

During March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08"), which shortens the amortization period for purchased non-contingently callable debt securities held at a premium. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for certain purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Portfolio has adopted ASU 2017-08 as of December 31, 2019. The implementation of ASU 2017-08 did not have a material impact on the Portfolio's Financial Statements.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

      Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

      Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

      Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

      Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

      Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded. Shares of closed-end interval funds that offer their shares at net asset value are values at such funds' net asset value.

      Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices, and such differences could be material.

      At December 31, 2019, two securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 0.0% of net assets. The value of this fair valued security was $185.

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/19                               (continued)
--------------------------------------------------------------------------------

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Foreign Currency Translation

      The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.    Federal Income Taxes

      It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2019, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      At December 31, 2019, the Portfolio was permitted to carry forward indefinitely $29,872 of short-term and $115,042 of long-term losses.

      The tax character of distributions paid during the years ended December 31, 2019 and December 31, 2018, were as follows:

      --------------------------------------------------------------------------
                                                      2019              2018
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                              $2,161,299        $2,257,562
                                                   ----------        ----------
       Total                                       $2,161,299        $2,257,562
                                                   ==========        ==========

      The following shows the components of distributable earnings (losses) on a federal income tax basis at December 31, 2019:

      --------------------------------------------------------------------------
                                                                       2019
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                                 $  474,139
      Capital loss carryforward                                       (144,914)
      Net unrealized depreciation                                      694,686
                                                                    ----------
       Total                                                        $1,023,911
                                                                    ==========

      The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, the mark to market of swaps, and adjustments relating to credit default swaps.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

E.    Portfolio Shares and Class Allocations

      The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

      Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.

      All expenses and fees paid to the Portfolio's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      The Portfolio declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F.    Risks

      The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Portfolio.

      At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      The Portfolio invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

      With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as Brown Brothers Harriman & Co., the Portfolio's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Portfolio's transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Portfolio's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio's ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/19                               (continued)
--------------------------------------------------------------------------------

      The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

G.    Insurance-Linked Securities ("ILS")

      The Portfolio invests in ILS. The Portfolio could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Portfolio is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

      The Portfolio's investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

      Where the ILS are based on the performance of underlying reinsurance contracts, the Portfolio has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Portfolio's structured reinsurance investments, and therefore the Portfolio's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Portfolio. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Portfolio is forced to sell an illiquid asset, the Portfolio may be forced to sell at a loss.

      Additionally, the Portfolio may gain exposure to ILS by investing in a closed-end interval fund, Pioneer ILS Interval Fund, an affiliate of the Adviser. The Portfolio's investment in Pioneer ILS Interval Fund at December 31, 2019, is listed in the Schedule of Investments.

H.    Futures Contracts

      The Portfolio may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Portfolio are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at December 31, 2019, is recorded as "Futures collateral" on the Statement of Assets and Liabilities.

      Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

      The average market value of futures contracts open during the year ended December 31, 2019, was $(224,740). There were no open futures contracts at December 31, 2019.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

I.    Credit Default Swap Contracts

      A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Portfolio may buy or sell credit default swap contracts to seek to increase the Portfolio's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

      As a seller of protection, the Portfolio would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligation. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Portfolio would function as the counterparty referenced above.

      As a buyer of protection, the Portfolio makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Portfolio, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Portfolio are recorded as realized gains or losses on the Statement of Operations.

      Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

      Credit default swap contracts involving the sale of protection may involve greater risks than if the Portfolio had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a protection buyer and no credit event occurs, it will lose its investment. If the Portfolio is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Portfolio, together with the periodic payments received, may be less than the amount the Portfolio pays to the protection buyer, resulting in a loss to the Portfolio. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty.

      Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Portfolio are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Portfolio is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swaps" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at December 31, 2019, is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.

      The average market value of credit default swap contracts open during the year ended December 31, 2019, was $71,551. Open credit default swap contracts at December 31, 2019, are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets up to $1 billion and 0.60% of the Portfolio's average daily net assets over $1 billion. For the year ended December 31, 2019, the effective management fee (excluding waivers and/or assumption of expenses and acquired fund fees and expenses) was equivalent to 0.65% of the Portfolio's average daily net assets.

The Adviser has agreed to waive its management fee with respect to any portion of the Portfolio's assets invested in Pioneer ILS Interval Fund, an affiliated fund managed by the

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/19                               (continued)
--------------------------------------------------------------------------------

Adviser. For the year ended December 31, 2019, the Adviser waived $18,597 in management fees with respect to the Portfolio, which is reflected on the Statement of Operations as an expense waiver.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,029 in management fees, administrative costs and certain other reimbursements payable to the Adviser at December 31, 2019.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio's omnibus relationship contracts.

4. Distribution Plan

The Portfolio has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $397 in distribution fees payable to the Distributor at December 31, 2019.

5. Master Netting Agreements

The Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs the trading of certain Over the Counter ("OTC") derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Portfolio's credit risk to its counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, the Portfolio's right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Portfolio's collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as "Swaps collateral". Securities pledged by the Portfolio as collateral, if any, are identified as such in the Schedule of Investments.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Portfolio as of December 31, 2019.

---------------------------------------------------------------------------------------------------------------
                               Derivative
                                 Assets
                               Subject to      Derivatives     Non-Cash                         Net Amount of
                             Master Netting     Available      Collateral    Cash Collateral      Derivative
Counterparty                   Agreement       for Offset     Pledged (a)      Pledged (a)        Assets (b)
---------------------------------------------------------------------------------------------------------------
Goldman Sachs
  International                  $ --             $ --           $ --            $ --               $ --
---------------------------------------------------------------------------------------------------------------
  Total                          $ --             $ --           $ --            $ --               $ --

---------------------------------------------------------------------------------------------------------------
                              Derivative
                             Liabilities
                              Subject to      Derivatives     Non-Cash                         Net Amount of
                            Master Netting     Available     Collateral     Cash Collateral     Derivative
Counterparty                  Agreement       for Offset     Pledged (a)       Pledged (a)     Liabilities (c)
---------------------------------------------------------------------------------------------------------------
Goldman Sachs
  International                 $9,969            $ --          $ --             $ --            $9,969
---------------------------------------------------------------------------------------------------------------
  Total                         $9,969            $ --          $ --             $ --            $9,969

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

6. Additional Disclosures about Derivative Instruments and Hedging Activities

The Portfolio's use of derivatives may enhance or mitigate the Portfolio's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/19                               (continued)
--------------------------------------------------------------------------------

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at December 31, 2019, was as follows:

-------------------------------------------------------------------------------------------------
Statement of Assets       Interest     Credit         Foreign                         Commodity
and Liabilities           Rate Risk     Risk     Exchange Rate Risk    Equity Risk       Risk
-------------------------------------------------------------------------------------------------
Assets
  Swap contracts,
  at value                 $ --        $63,640         $ --               $ --           $ --
-------------------------------------------------------------------------------------------------
  Total Value              $ --        $63,640         $ --               $ --           $ --

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at December 31, 2019 was as follows:

----------------------------------------------------------------------------------------------------------------
Statement of                          Interest       Credit            Foreign                       Commodity
Operations                            Rate Risk       Risk       Exchange Rate Risk    Equity Risk     Risk
----------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
  Futures contracts                     $ --        $     --            $ --            $(59,636)      $ --
  Swap contracts                          --         (12,656)             --                  --         --
----------------------------------------------------------------------------------------------------------------
  Total Value                           $ --        $(12,656)           $ --            $(59,636)      $ --
----------------------------------------------------------------------------------------------------------------
Change in net unrealized
appreciation (depreciation) on:
  Futures contracts                     $ --        $     --            $ --            $(15,015)      $ --
  Swap contracts                          --          66,990              --                  --         --
----------------------------------------------------------------------------------------------------------------
  Total Value                           $ --        $ 66,990            $ --            $(15,015)      $ --

7. Unfunded Loan Commitments

The Portfolio may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Portfolio is obliged to provide funding to the borrower upon demand. A fee is earned by the Portfolio on the unfunded commitment and is recorded as interest income on the Statement of Operations.

As of December 31, 2019, the Portfolio had the following unfunded loan commitment outstanding:

---------------------------------------------------------------------------------------
                                                                           Unrealized
Loan                                 Principal      Cost       Value      Appreciation
---------------------------------------------------------------------------------------
Spectacle Gary Holdings LLC           $15,600      $15,141    $15,736         $595

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareholders of Pioneer High Yield VCT Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer High Yield VCT Portfolio (the "Portfolio") (one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust")), including the schedule of investments, as of December 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the "financial statements"). The financial highlights for the periods ended December 31, 2015 and December 31, 2016 were audited by another independent registered public accounting firm whose report, dated February 14, 2017, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer High Yield VCT Portfolio (one of the portfolios constituting Pioneer Variable Contracts Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Portfolio's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the auditor of one or more Amundi Pioneer investment companies since 2017.

Boston, Massachusetts
February 14, 2020

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT
--------------------------------------------------------------------------------

Amundi Pioneer Asset Management, Inc. ("APAM") serves as the investment adviser to Pioneer High Yield VCT Portfolio (the "Portfolio") pursuant to an investment management agreement between APAM and the Portfolio. In order for APAM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment management agreement for the Portfolio.

The contract review process began in January 2019 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2019, July 2019 and September 2019. In addition, the Trustees reviewed and discussed the Portfolio's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings, in connection with the review of the Portfolio's investment management agreement.

In March 2019, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Portfolio, as well as the level of investment by the Portfolio's portfolio managers in the Portfolio. In July 2019, the Trustees, among other things, reviewed the Portfolio's management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("APIAM" and, together with APAM, "Amundi Pioneer"), as compared to that of APAM's fund management business, and considered the differences between the fees and expenses of the Portfolio and the fees and expenses of APAM's and APIAM's institutional accounts, as well as the different services provided by APAM to the Portfolio and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees' request, in September 2019.

At a meeting held on September 17, 2019, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees also reviewed APAM's investment approach for the Portfolio and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. They considered the non-investment resources and personnel of APAM that are involved in APAM's services to the Portfolio, including APAM's compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM's senior management to the Pioneer Fund complex.

The Trustees considered that APAM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Portfolio were satisfactory and consistent with the terms of the investment management agreement.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

Performance of the Portfolio

In considering the Portfolio's performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Portfolio's performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Portfolio's benchmark index. They also discuss the Portfolio's performance with APAM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Portfolio's shareowners. The Trustees noted that they separately review and consider the impact of the Portfolio's transfer agency and Portfolio- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Portfolio's expense ratio.

The Trustees considered that the Portfolio's management fee for the most recent fiscal year was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees noted the resource commitment necessary to manage a high yield fund that invests more significantly in convertible securities than a traditional high yield fund. The Trustees considered that the expense ratio of the Portfolio's Class I shares for the most recent fiscal year was in the fifth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted the Portfolio's relatively small asset size compared to most of the other funds in its peer group. The Trustees considered that non-management fee operating expenses generally are spread over a smaller asset base than the other funds in the peer group, which results in these fees being significantly higher as a percentage of assets.

The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM's costs in providing services to the Portfolio and APAM's and APIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM's and APIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment management agreement with the Portfolio, APAM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the entrepreneurial risks associated with APAM's management of the Portfolio.

The Trustees concluded that the management fee payable by the Portfolio to APAM was reasonable in relation to the nature and quality of the services provided by APAM.

Profitability

The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Portfolio, including the methodology used by APAM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered APAM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM's profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM's profitability with respect to the management of the Portfolio was not unreasonable.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT                          (continued)
--------------------------------------------------------------------------------

Economies of Scale

The Trustees considered APAM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Portfolio and Portfolio shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM's commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Other Benefits

The Trustees considered the other benefits that APAM enjoys from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid or to be paid by the Portfolio, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Portfolio and to APAM and its affiliates from the use of "soft" commission dollars generated by the Portfolio to pay for research and brokerage services.

The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi's worldwide asset management business manages over $1.6 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM's relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM's relationships with the Portfolio, including Amundi's ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi's enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Portfolio receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Portfolio, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Portfolio were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

Pioneer High Yield VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Trustees and Officers
The Portfolio's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Portfolios within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Portfolios is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Portfolio includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-688-9915.

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

NAME, AGE AND POSITION        TERM OF OFFICE AND                                                     OTHER DIRECTORSHIPS
HELD WITH THE TRUST           LENGTH OF SERVICE                  PRINCIPAL OCCUPATION                HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (68)          Trustee since 2006. Serves until   Private investor (2004 - 2008 and   Director, Broadridge Financial
Chairman of the Board         a successor trustee is elected     2013 - present); Chairman (2008 -   Solutions, Inc. (investor
and Trustee                   or earlier retirement or removal.  2013) and Chief Executive Officer   communications and securities
                                                                 (2008 - 2012), Quadriserv, Inc.     processing provider for
                                                                 (technology products for            financial services industry)
                                                                 securities lending industry); and   (2009 - present); Director,
                                                                 Senior Executive Vice President,    Quadriserv, Inc. (2005 -
                                                                 The Bank of New York (financial     2013); and Commissioner, New
                                                                 and securities services)            Jersey State Civil Service
                                                                 (1986 - 2004)                       Commission (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
John E. Baumgardner, Jr. (68) Trustee since 2019. Serves until   Of Counsel (2019 - present),        Chairman, The Lakeville
Trustee                       a successor trustee is elected     Partner (1983-2018), Sullivan &     Journal Company, LLC,
                              or earlier retirement or removal.  Cromwell LLP (law firm).            (privately-held community
                                                                                                     newspaper group)
                                                                                                     (2015 - present)
------------------------------------------------------------------------------------------------------------------------------------
Diane Durnin (62)             Trustee since 2019. Serves until   Managing Director - Head of         None
Trustee                       a successor trustee is elected     Product Strategy and Development,
                              or earlier retirement or removal.  BNY Mellon Investment Management
                                                                 (2012-2018); Vice Chairman - The
                                                                 Dreyfus Corporation (2005 - 2018):
                                                                 Executive Vice President Head of
                                                                 Product, BNY Mellon Investment
                                                                 Management (2007-2012); Executive
                                                                 Director- Product Strategy, Mellon
                                                                 Asset Management (2005-2007);
                                                                 Executive Vice President Head of
                                                                 Products, Marketing and Client
                                                                 Service, Dreyfus Corporation
                                                                 (2000-2005); and Senior Vice
                                                                 President Strategic Product and
                                                                 Business Development, Dreyfus
                                                                 Corporation (1994-2000)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer High Yield VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

NAME, AGE AND POSITION        TERM OF OFFICE AND                                                     OTHER DIRECTORSHIPS
HELD WITH THE TRUST           LENGTH OF SERVICE                  PRINCIPAL OCCUPATION                HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (75)     Trustee since 2008. Serves until   William Joseph Maier Professor of   Trustee, Mellon
Trustee                       a successor trustee is elected     Political Economy, Harvard          Institutional Funds
                              or earlier retirement or removal.  University (1972 - present)         Investment Trust and
                                                                                                     Mellon Institutional Funds
                                                                                                     Master Portfolio (oversaw
                                                                                                     17 portfolios in fund
                                                                                                     complex) (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)      Trustee since 2017. (Advisory      Chief Investment Officer, 1199      None
Trustee                       Trustee from 2014 - 2017).         SEIU Funds (healthcare workers
                              Serves until a successor trustee   union pension funds) (2001 -
                              is elected or earlier retirement   present); Vice President -
                              or removal.                        International Investments Group,
                                                                 American International Group, Inc.
                                                                 (insurance company) (1993 - 2001);
                                                                 Vice President - Corporate Finance
                                                                 and Treasury Group, Citibank, N.A.
                                                                 (1980 - 1986 and 1990 - 1993);
                                                                 Vice President - Asset/Liability
                                                                 Management Group, Federal Farm
                                                                 Funding Corporation
                                                                 (government-sponsored issuer of
                                                                 debt securities) (1988 - 1990);
                                                                 Mortgage Strategies Group,
                                                                 Shearson Lehman Hutton, Inc.
                                                                 (investment bank) (1987 - 1988);
                                                                 and Mortgage Strategies Group,
                                                                 Drexel Burnham Lambert, Ltd.
                                                                 (investment bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (71)      Trustee since 1995. Serves until   President and Chief Executive       Director of New America
Trustee                       a successor trustee is elected     Officer, Metric Financial Inc.      High Income Fund, Inc.
                              or earlier retirement or removal.  (formerly known as Newbury Piret    (closed-end investment
                                                                 Company) (investment banking firm)  company) (2004 - present);
                                                                 (1981 - present)                    and Member, Board of
                                                                                                     Governors, Investment
                                                                                                     Company Institute
                                                                                                     (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (72)        Trustee since 2014. Serves until   Consultant (investment company      None
Trustee                       a successor trustee is elected     services) (2012 - present);
                              or earlier retirement or removal.  Executive Vice President, BNY
                                                                 Mellon (financial and investment
                                                                 company services) (1969 - 2012);
                                                                 Director, BNY International
                                                                 Financing Corp. (financial
                                                                 services) (2002 - 2012); Director,
                                                                 Mellon Overseas Investment Corp.
                                                                 (financial services) (2009 -
                                                                 2012); Director, Financial Models
                                                                 (technology) (2005-2007); Director,
                                                                 BNY Hamilton Funds, Ireland
                                                                 (offshore investment companies)
                                                                 (2004-2007); Chairman/Director,
                                                                 AIB/BNY Securities Services, Ltd.,
                                                                 Ireland (financial services)
                                                                 (1999 - 2006); and Chairman, BNY
                                                                 Alternative Investment Services,
                                                                 Inc. (financial services)
                                                                 (2005-2007)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer High Yield VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

NAME, AGE AND POSITION        TERM OF OFFICE AND                                                     OTHER DIRECTORSHIPS
HELD WITH THE TRUST           LENGTH OF SERVICE                  PRINCIPAL OCCUPATION                HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (57)*           Trustee since 2017. Serves until   Director, CEO and President of      None
Trustee, President and Chief  a successor trustee is elected     Amundi Pioneer Asset Management
Executive Officer             or earlier retirement or removal   USA, Inc. (since September 2014);
                                                                 Director, CEO and President of
                                                                 Amundi Pioneer Asset Management,
                                                                 Inc. (since September 2014);
                                                                 Director, CEO and President of
                                                                 Amundi Pioneer Distributor, Inc.
                                                                 (since September 2014); Director,
                                                                 CEO and President of Amundi
                                                                 Pioneer Institutional Asset
                                                                 Management, Inc. (since September
                                                                 2014); Chair, Amundi Pioneer Asset
                                                                 Management USA, Inc., Amundi
                                                                 Pioneer Distributor, Inc. and
                                                                 Amundi Pioneer Institutional Asset
                                                                 Management, Inc. (September
                                                                 2014 - 2018); Managing Director,
                                                                 Morgan Stanley Investment
                                                                 Management (2010 - 2013); Director
                                                                 of Institutional Business, CEO of
                                                                 International, Eaton Vance
                                                                 Management (2005 - 2010); and
                                                                 Director of Amundi USA, Inc.
                                                                 (since 2017)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (61)*       Trustee since 2014. Serves until   Director and Executive Vice         None
Trustee                       a successor trustee is elected     President (since 2008) and Chief
                              or earlier retirement or removal   Investment Officer, U.S. (since
                                                                 2010) of Amundi Pioneer Asset
                                                                 Management USA, Inc.; Director and
                                                                 Executive Vice President and Chief
                                                                 Investment Officer, U.S. of Amundi
                                                                 Pioneer (since 2008); Executive
                                                                 Vice President and Chief
                                                                 Investment Officer, U.S. of Amundi
                                                                 Pioneer Institutional Asset
                                                                 Management, Inc. (since 2009);
                                                                 Portfolio Manager of Amundi
                                                                 Pioneer (since 1999); and Director
                                                                 of Amundi USA, Inc. (since 2017)
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

------------------------------------------------------------------------------------------------------------------------------------
FUND OFFICERS
------------------------------------------------------------------------------------------------------------------------------------

NAME, AGE AND POSITION        TERM OF OFFICE AND                                                     OTHER DIRECTORSHIPS
HELD WITH THE TRUST           LENGTH OF SERVICE                  PRINCIPAL OCCUPATION                HELD BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (55)    Since 2003. Serves at the          Vice President and Associate        None
Secretary and Chief Legal     discretion of the Board            General Counsel of Amundi Pioneer
Officer                                                          since January 2008; Secretary and
                                                                 Chief Legal Officer of all of the
                                                                 Pioneer Funds since June 2010;
                                                                 Assistant Secretary of all of the
                                                                 Pioneer Funds from September 2003
                                                                 to May 2010; and Vice President
                                                                 and Senior Counsel of Amundi
                                                                 Pioneer from July 2002 to
                                                                 December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (58)        Since 2010. Serves at the          Fund Governance Director of Amundi  None
Assistant Secretary           discretion of the Board            Pioneer since December 2006 and
                                                                 Assistant Secretary of all the
                                                                 Pioneer Funds since June 2010;
                                                                 Manager - Fund Governance of
                                                                 Amundi Pioneer from December 2003
                                                                 to November 2006; and Senior
                                                                 Paralegal of Amundi Pioneer from
                                                                 January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------

Pioneer High Yield VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FUND OFFICERS
------------------------------------------------------------------------------------------------------------------------------------

NAME, AGE AND POSITION        TERM OF OFFICE AND                                                     OTHER DIRECTORSHIPS
HELD WITH THE TRUST           LENGTH OF SERVICE                  PRINCIPAL OCCUPATION                HELD BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (57)             Since 2010. Serves at the          Senior Counsel of Amundi Pioneer    None
Assistant Secretary           discretion of the Board            since May 2013 and Assistant
                                                                 Secretary of all the Pioneer Funds
                                                                 since June 2010; and Counsel of
                                                                 Amundi Pioneer from June 2007 to
                                                                 May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (60)          Since 2008. Serves at the          Vice President - Fund Treasury of   None
Treasurer and Chief Financial discretion of the Board            Amundi Pioneer; Treasurer of all
and Accounting Officer                                           of the Pioneer Funds since March
                                                                 2008; Deputy Treasurer of Amundi
                                                                 Pioneer from March 2004 to
                                                                 February 2008; and Assistant
                                                                 Treasurer of all of the Pioneer
                                                                 Funds from March 2004 to
                                                                 February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (54)         Since 2000. Serves at the          Director - Fund Treasury of Amundi  None
Assistant Treasurer           discretion of the Board            Pioneer; and Assistant Treasurer
                                                                 of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (61)            Since 2002. Serves at the          Senior Manager - Fund Treasury of   None
Assistant Treasurer           discretion of the Board            Amundi Pioneer; and Assistant
                                                                 Treasurer of all of the
                                                                 Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
John Malone (48)              Since 2018. Serves at the          Managing Director, Chief            None
Chief Compliance Officer      discretion of the Board            Compliance Officer of Amundi
                                                                 Pioneer Asset Management; Amundi
                                                                 Pioneer Institutional Asset
                                                                 Management, Inc.; and the Pioneer
                                                                 Funds since September 2018; and
                                                                 Chief Compliance Officer of Amundi
                                                                 Pioneer Distributor, Inc. since
                                                                 January 2014.
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (48)          Since 2006. Serves at the          Vice President - Amundi Pioneer     None
Anti-Money Laundering         discretion of the Board            Asset Management; and Anti-Money
Officer                                                          Laundering Officer of all the
                                                                 Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

                    This page was intentionally left blank.

                    This page was intentionally left blank.

                    This page was intentionally left blank.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   18662-14-0220

                                                         [LOGO]   Amundi Pioneer
                                                                  ==============
                                                                ASSET MANAGEMENT

                                                PIONEER VARIABLE CONTRACTS TRUST

                 Pioneer Strategic Income VCT Portfolio -- Class I and II Shares

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio's shareholder reports like this one by mail, unless you specifically request paper copies of the reports from the insurance company that offers your variable annuity or variable life insurance contract or from your financial intermediary. Instead, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a shareholder report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future Portfolio shareholder reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all funds available under your contract with the insurance company.

                                                                   ANNUAL REPORT

                                                               December 31, 2019

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Strategic Income VCT Portfolio

  Portfolio and Performance Update                                            2

  Comparing Ongoing Portfolio Expenses                                        3

  Portfolio Management Discussion                                             4

  Schedule of Investments                                                     9

  Financial Statements                                                       31

  Notes to Financial Statements                                              36

  Report of Independent Registered Public Accounting Firm                    47

  Approval of Investment Management Agreement                                48

  Trustees, Officers and Service Providers                                   51

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission's web site at https://www.sec.gov.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/19
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds                                                           31.0%
Collateralized Mortgage Obligations                                       26.9%
U.S. Government and Agency Obligations                                    23.3%
Asset Backed Securities                                                    8.1%
Foreign Government Bonds                                                   4.1%
Senior Secured Floating Rate Loan Interests                                2.9%
Affiliated Closed-End Fund (q)                                             2.0%
Convertible Preferred Stocks                                               0.9%
Municipal Bonds                                                            0.3%
Supranational Bonds                                                        0.2%
Convertible Corporate Bonds                                                0.2%
Insurance-Linked Securities                                                0.1%
Over The Counter (OTC) Currency Put Options Purchased                      0.0%+
Common Stocks                                                              0.0%+
Over The Counter (OTC) Call Options Purchased                              0.0%+

+     Amount rounds to less than 0.1%.

5 Largest Holdings
(As a percentage of total investments)*

1.  Pioneer ILS Interval Fund (q)                                          1.96%
--------------------------------------------------------------------------------
2.  U.S. Treasury Inflation Indexed
    Bonds, 1.0%, 2/15/46                                                   1.68
--------------------------------------------------------------------------------
3.  U.S. Treasury Inflation Indexed
    Bonds, 1.0%, 2/15/49                                                   1.35
--------------------------------------------------------------------------------
4.  U.S. Treasury Inflation Indexed
    Bonds, 1.0%, 2/15/48                                                   1.33
--------------------------------------------------------------------------------
5.  Federal Home Loan Mortgage
    Corp., 3.5%, 8/1/49                                                    1.20

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

(q) Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Pioneer Asset Management, Inc.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/19
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                        12/31/19          12/31/18
   Class I                                        $10.32             $9.71
   Class II                                       $10.30             $9.70

                                  Net
Distributions per Share           Investment     Short-Term        Long-Term
(1/1/19 -- 12/31/19)              Income*        Capital Gains     Capital Gains
   Class I                        $0.3380        $   --            $   --
   Class II                       $0.3122        $   --            $   --

* Dividends per share may not reflect the amounts reported in the financial statements due to the last business day of the reporting period falling on a holiday weekend. Dividends are not guaranteed.

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and Class II shares of Pioneer Strategic Income VCT Portfolio at net asset value during the periods shown, compared to that of the Bloomberg Barclays U.S. Universal Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                 Pioneer               Pioneer            Bloomberg
               Strategic             Strategic             Barclays
              Income VCT            Income VCT                  U.S.
               Portfolio             Portfolio            Universal
                 Class I              Class II                Index
12/09            $10,000               $10,000              $10,000
12/10            $11,161               $11,137              $10,716
12/11            $11,372               $11,311              $11,509
12/12            $12,672               $12,575              $12,146
12/13            $12,821               $12,691              $11,983
12/14            $13,474               $13,306              $12,649
12/15            $13,371               $13,171              $12,703
12/16            $14,385               $14,136              $13,200
12/17            $15,104               $14,806              $13,740
12/18            $14,835               $14,520              $13,705
12/19            $16,302               $15,902              $14,979

The Bloomberg Barclays U.S. Universal Index is an unmanaged index that represents the union of the U.S. Aggregate Index, the US High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded from the Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2019)

--------------------------------------------------------------------------
                                                             Bloomberg
                                                           Barclays U.S.
                             Class I        Class II      Universal Index
--------------------------------------------------------------------------
10 Years                      5.01%          4.75%            4.12%
5 Years                       3.88%          3.63%            3.44%
1 Year                        9.89%          9.52%            9.29%

All total returns shown assume reinvestment of distributions at net asset value.

Call 1-800-688-9915 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.    Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT Portfolio

Based on actual returns from July 1, 2019 through December 31, 2019.

Share Class                                           I                   II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/19                 $1,000.00           $1,000.00
Ending Account Value on 12/31/19                  $1,032.12           $1,030.87
Expenses Paid During Period*                          $3.84               $5.12

* Expenses are equal to the Portfolio's annualized expense ratio of 0.75% and 1.00%, for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2019 through December 31, 2019.

Share Class                                           I                   II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/19                 $1,000.00           $1,000.00
Ending Account Value on 12/31/19                  $1,021.42           $1,020.16
Expenses Paid During Period*                          $3.82               $5.09

* Expenses are equal to the Portfolio's annualized expense ratio of 0.75% and 1.00%, for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/19
--------------------------------------------------------------------------------

Call 1-800-688-9915 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Jonathan Scott and Andrew Feltus discuss the factors that affected the performance of Pioneer Strategic Income VCT Portfolio during the 12-month period ended December 31, 2019. Mr. Scott, a Vice President and portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), Mr. Feltus, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Pioneer, and Kenneth J. Taubes, Executive Vice President and Chief Investment Officer, U.S., and a portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Portfolio.

Q: How did the Portfolio perform during the 12-month period ended December 31, 2019?

A: Pioneer Strategic Income VCT Portfolio's Class I shares returned 9.89% at net asset value during the 12-month period ended December 31, 2019, and Class II shares returned 9.52%, while the Portfolio's benchmark, the Bloomberg Barclays U.S. Universal Index (the Bloomberg Barclays Index), returned 9.29%.

Q: How would you describe the investment environment in the fixed-income markets during the 12-month period ended December 31, 2019?

A: After coming under stress in late 2018, risk-oriented assets rebounded sharply in January of 2019 as the Federal Reserve (Fed), after raising interest rates four times in 2018, pivoted from a tightening stance on monetary policy to a less-aggressive tone, announcing an early end to its balance-sheet reduction program and indicating it was leaning toward putting further rate increases on pause. In addition, weak economic data out of the euro zone and China led to renewed accommodation from the European Central Bank and the People's Bank of China, to go along with the Fed's actions. Modest progress on trade matters, a firming in oil prices, and positive corporate earnings reports also helped boost credit sentiment at the beginning of 2019.

      While there was some interim market volatility, credit-sensitive assets generally maintained a firm tone through the end of April, before wavering in May on President Trump's announcement of plans to institute a 25% tariff on some $200 billion worth of Chinese goods. In response to the escalation in the U.S.-China trade war, which threatened an already fragile economic growth backdrop, the Fed signaled a willingness to implement one or more cuts in the federal funds rate before the end of 2019. The Fed's policy reversal spurred a strong rally in the bond market.

      August and September of 2019 saw periods when the yield curve became inverted, meaning that along some portion of the curve, yields for longer maturities were lower than those for shorter maturities. An inverted yield curve has historically been viewed as a foreshadowing of recession, and so that occurrence added to uncertainty in the credit markets.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

      The fourth quarter of 2019 saw a cooling in bond market returns. The Fed, after having reduced interest rates by 0.25% in both July and September, implemented a third consecutive quarter-point reduction in the benchmark federal funds rate at its October 30 meeting, leaving the target range at 1.50% to 1.75%. However, the Fed signaled that its latest move likely represented the end of its downward rate adjustments.

      The yield curve steepened over the fourth quarter of 2019 as the Fed's cutting of short-term rates appeared to have stabilized investor sentiment. (When the yield curve steepens, the gap between the yields on short-term bonds and long-term bonds increases.) More credit-sensitive areas of the market outperformed headed into the end of the calendar year on signs of stronger economic growth and an improved tone to trade negotiations between the U.S. and China.

      Over the 12-month period ended December 31, 2019, the Treasury curve finished lower along its length and the curve steepened. The investment-grade corporate market posted a return of 14.54% for the full calendar year, while high-yield corporate bonds returned 14.32%. Returns for U.S. Treasuries and securitized sectors such as residential mortgage-backed securities (RMBS), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) were comfortably into positive territory for the 12-month period, but lagged the returns of corporate credit by a wide margin.

Q: What factors influenced the Portfolio's performance relative to the Bloomberg Barclays Index during the 12-month period ended December 31, 2019?

A: Positive contributions to the Portfolio's performance relative to the benchmark over the 12-month period came primarily from asset allocation, most notably a Portfolio underweight to U.S. Treasuries. Security selection results also made a small positive contribution to the Portfolio's relative returns.

      In terms of asset allocation, positive contributions to the Portfolio's benchmark-relative performance were led by overweight positioning to credit-sensitive areas of the bond market. In particular, exposure to both investment-grade corporate and high-yield corporate bonds added value versus the Bloomberg Barclays Index during the 12-month period, as investors' risk appetites rebounded on the Fed's policy shift. Security selection within corporate credit also contributed positively to the Portfolio's benchmark-relative returns, as several individual holdings in both the investment-grade and high-yield corporate segments fared well. Within high yield, in particular, the Portfolio's exposure to the subordinated debt of global banks was a top positive contributor to benchmark-relative performance.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/19                             (continued)
--------------------------------------------------------------------------------

      Out-of-benchmark exposures to convertible securities also helped the Portfolio's benchmark-relative performance, given investors' preference for riskier assets over much of the 12-month period. A small Portfolio position in floating-rate bank loans contributed positively to benchmark-relative returns, as investor sentiment about the asset class recovered after an earlier sell-off.

      With regard to securitized assets, benchmark-relative performance over the 12-month period benefited from the Portfolio's holdings of pass-through mortgage-backed securities (MBS), as our focus on owning call-protected, specified pools was rewarded when prepayments on underlying loans accelerated with the decline in interest rates as the period progressed.

      Detractors from the portfolio's relative performance over the 12-month period included an approximate 5% allocation to Treasury Inflation-Protected Securities (TIPS), which was a slight drag on returns as TIPS lagged nominal Treasuries in a period that saw inflation expectations decline. In addition, TIPS did not benefit from declining interest rates to the same degree as comparable-maturity Treasuries.

      The Portfolio's positioning with respect to interest rates also weighed on benchmark-relative performance during the 12-month period. In particular, the Portfolio's shorter-duration stance in the U.S. compared to the Bloomberg Barclays Index detracted from relative returns, due to declining Treasury yields. A short-duration stance in the Portfolio with respect to the German Bund also detracted from benchmark-relative performance. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

      The Portfolio's currency positioning was a modest detractor from benchmark-relative returns during the 12-month period, as the positive impact of exposure to the Egyptian pound was offset by the negative effects of allocations to the Swedish krona and to the euro, both of which weakened over the period.

Q: Did the Portfolio have any exposure to derivative securities during the 12-month period ended December 31, 2019? If so, did the derivatives have any material impact on performance?

A: Yes, the Portfolio had exposure to three types of derivatives: credit-default swaps, forward foreign currency transactions (currency forwards and options), and Treasury futures. Exposure to credit-default swaps aided the Portfolio's returns as investors' appetite for risk strengthened over the 12-month period. The utilization of Treasury futures constrained benchmark-relative performance, as we used them to reduce the Portfolio's duration during a period that featured declining interest rates. The use of forwards and options

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

      to hedge the Portfolio's currency exposures had mixed results, with a hedge against the euro proving beneficial, while a hedge into the Swedish krona weighed on returns.

Q: What factors affected the Portfolio's yield, or distributions* to shareholders, during the 12-month period ended December 31, 2019?

A: The Portfolio's yield declined slightly over the 12-month period due to declining Treasury yields and narrowing spreads in the credit-oriented areas of the market. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

Q: What is your investment outlook and how is the Portfolio positioned heading into the new fiscal year?

A: We have a cautious, but constructive outlook on credit-sensitive investments. Based on historical averages, credit valuations are relatively tight. However, we do not view current valuations as extreme given our expectations for a continued low default rate and a strong technical backdrop. If spreads widen due to market volatility that is not rooted in real economic weakness, we may consider increasing the Portfolio's credit-market exposures.

      In our view, the greatest threat to returns for credit-sensitive assets is a recession that increases economic stress on leveraged issuers, which likely would lead to a spike in ratings downgrades and defaults. However, that is not our base scenario, which instead calls for slow, but steady economic growth over the next several quarters. The Fed's recent rate cuts have provided an underpinning to our outlook and, for the moment at least, the risks to economic growth from an uncontrolled trade war seem to have receded.

      We see near-term performance as most likely to be driven by the coupon component of return as opposed to further spread-tightening. In addition, under conditions featuring tight spreads, market jitters over any sign of recession, and elevated geopolitical uncertainty, we expect to see performance dispersion among individual issuers. As a result, we view security selection as being of heightened importance in the current environment.

      In that vein, we have become more cautious on investment-grade corporate credit outside of the banking sector. Valuations are not inexpensive following the rally of early 2019, and as the use of leverage to finance share buybacks and mergers and acquisitions has risen, so has the risk of companies in the BBB-quality range being downgraded to high-yield status. One area of focus for

*     Distributions are not guaranteed.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/19                             (continued)
--------------------------------------------------------------------------------

A Word About Risk:

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Portfolio will generally rise.

Investments in the Portfolio are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation.

The securities issued by U.S. government sponsored entities (i.e., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. government.

The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

      us in managing the Portfolio is the subordinated debt of systemically significant banks in core Europe, as we believe the category presents a favorable risk/return profile.

      We maintain a constructive view of securitized assets, where valuations are less extended and a healthy consumer has continued to support fundamentals. More broadly, unlike with the corporate sector, the quality of securitized assets typically is not as vulnerable to a cyclical increase in the use of leverage. In particular, we view RMBS as attractive, due to number of factors. For example, housing is in historically short supply, which has been helping to drive up valuations for underlying MBS collateral, while unemployment has remained low and consumer balance sheets have been sound in aggregate.

      From a technical perspective, high-yield issuance has shown restraint with respect to lower-rated deals in the CCC-quality range, as well as deals designed to finance large leveraged buyouts or special dividend payouts**. However, tight spreads have constrained the total return potential for the asset class. The Portfolio remains underweight to the retail sector within high yield versus the benchmark, as the sector has continued to struggle against secular headwinds and has historically exhibited low recovery rates in a restructuring environment. The Portfolio continues to have a slight overweight to energy in nominal terms, but is slightly underweight the sector versus the Bloomberg Barclays Index on a risk-adjusted basis, with greater exposure to lower-volatility midstream credits and a focus on lower-risk credits within exploration & production issues.

      As always, we will utilize intensive research when picking the Portfolio's investments, with a focus on the underlying fundamentals and risk/reward profile of each individual security.

**    Dividends are not guaranteed.

Please refer to the Schedule of Investments on pages 9 to 30 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/19
--------------------------------------------------------------------------------

Shares                                                                                                           Value
                       UNAFFILIATED ISSUERS -- 95.1%
                       COMMON STOCKS -- 0.0%+ of Net Assets
                       Household Durables -- 0.0%+
      15,463(a)        Desarrolladora Homex SAB de CV                                                      $        75
                                                                                                           -----------
                       Total Household Durables                                                            $        75
                                                                                                           -----------
                       Paper & Forest Products -- 0.0%+
       1,032(a)^       Emerald Plantation Holdings, Ltd.                                                   $        11
                                                                                                           -----------
                       Total Paper & Forest Products                                                       $        11
                                                                                                           -----------
                       TOTAL COMMON STOCKS
                       (Cost $5,517)                                                                       $        86
                                                                                                           -----------
                       CONVERTIBLE PREFERRED STOCK -- 0.9% of Net Assets
                       Banks -- 0.9%
         261(b)        Wells Fargo & Co., 7.5%                                                             $   378,450
                                                                                                           -----------
                       Total Banks                                                                         $   378,450
                                                                                                           -----------
                       TOTAL CONVERTIBLE PREFERRED STOCK
                       (Cost $324,601)                                                                     $   378,450
                                                                                                           -----------

Principal
   Amount
  USD ($)
                    ASSET BACKED SECURITIES -- 7.8% of Net Assets
     100,000        Conn's Receivables Funding LLC, Series 2019-B, Class C, 4.6%, 6/17/24 (144A)                 $   100,189
      27,204(c)     Equifirst Mortgage Loan Trust, Series 2003-1, Class IF1, 4.01%, 12/25/32                          27,790
     149,568        Finance of America Structured Securities Trust, Series 2019-JR3, Class JR2, 2.0%, 9/25/69        150,318
      29,625        Hardee's Funding LLC, Series 2018-1A, Class A2II, 4.959%, 6/20/48 (144A)                          30,325
      40,003        Icon Brand Holdings LLC, Series 2013-1A, Class A2, 4.352%, 1/25/43 (144A)                         28,231
      74,516(d)     Mill City Mortgage Loan Trust, Series 2017-3, Class M3, 3.25%, 1/25/61 (144A)                     74,072
      79,830(d)     Mill City Mortgage Loan Trust, Series 2018-3, Class M2, 3.25%, 8/25/58 (144A)                     78,667
      16,362        Oxford Finance Funding LLC, Series 2016-1A, Class A, 3.968%, 6/17/24 (144A)                       16,438
     100,000        Progress Residential Trust, Series 2018-SFR2, Class A, 3.712%, 8/17/35 (144A)                    101,438
     100,000        Progress Residential Trust, Series 2018-SFR3, Class F, 5.368%, 10/17/35 (144A)                   102,519
     100,000        Republic Finance Issuance Trust, Series 2019-A, Class B, 3.93%, 11/22/27 (144A)                   99,646
     100,000        Small Business Lending Trust, Series 2019-A, Class C, 4.31%, 7/15/26 (144A)                      100,052
      84,511        SpringCastle Funding Asset-Backed Notes, Series 2019-AA, Class A, 3.2%, 5/27/36 (144A)            84,825
      97,667        STORE Master Funding I LLC, Series 2015-1A, Class A1, 3.75%, 4/20/45 (144A)                       97,807
     150,000(d)     Towd Point Mortgage Trust, Series 2015-1, Class A6, 3.952%, 10/25/53 (144A)                      154,610
     100,000(d)     Towd Point Mortgage Trust, Series 2015-2, Class 1B3, 3.799%, 11/25/60 (144A)                      99,982
     150,000(d)     Towd Point Mortgage Trust, Series 2015-6, Class B1, 4.022%, 4/25/55 (144A)                       159,678
     150,000(d)     Towd Point Mortgage Trust, Series 2016-1, Class B1, 4.286%, 2/25/55 (144A)                       160,802
     100,000(d)     Towd Point Mortgage Trust, Series 2016-2, Class B2, 3.552%, 8/25/55 (144A)                        99,941
     150,000(d)     Towd Point Mortgage Trust, Series 2016-3, Class B1, 4.143%, 4/25/56 (144A)                       158,459
     125,000(d)     Towd Point Mortgage Trust, Series 2016-4, Class B1, 4.023%, 7/25/56 (144A)                       130,987
     100,000(d)     Towd Point Mortgage Trust, Series 2016-5, Class M2, 3.375%, 10/25/56 (144A)                      100,277
     150,000(d)     Towd Point Mortgage Trust, Series 2017-1, Class B2, 3.988%, 10/25/56 (144A)                      152,138
      70,000(d)     Towd Point Mortgage Trust, Series 2017-2, Class M2, 3.75%, 4/25/57 (144A)                         72,336
     150,000(d)     Towd Point Mortgage Trust, Series 2017-3, Class M2, 3.75%, 7/25/57 (144A)                        154,184
     175,000(d)     Towd Point Mortgage Trust, Series 2017-4, Class B1, 3.623%, 6/25/57 (144A)                       178,616
     165,000(d)     Towd Point Mortgage Trust, Series 2017-6, Class A2, 3.0%, 10/25/57 (144A)                        165,670

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/19                                     (continued)
--------------------------------------------------------------------------------

Principal
   Amount
  USD ($)                                                                                                                   Value
                       ASSET BACKED SECURITIES -- (continued)
     155,000(d)        Towd Point Mortgage Trust, Series 2017-6, Class M1, 3.25%, 10/25/57 (144A)                     $   156,332
      50,000(d)        Towd Point Mortgage Trust, Series 2018-2, Class A2, 3.5%, 3/25/58 (144A)                            50,856
     130,000(d)        Towd Point Mortgage Trust, Series 2018-3, Class A2, 3.875%, 5/25/58 (144A)                         135,791
     100,000(d)        Towd Point Mortgage Trust, Series 2019-3, Class M1, 4.25%, 2/25/59 (144A)                          106,770
                                                                                                                      -----------
                       TOTAL ASSET BACKED SECURITIES
                       (Cost $3,292,443)                                                                              $ 3,329,746
                                                                                                                      -----------
                       COLLATERALIZED MORTGAGE OBLIGATIONS -- 26.1% of Net Assets
      85,000(d)        Bayview Opportunity Master Fund IVa Trust, Series 2017-RT5, Class B1, 4.0%, 5/28/69 (144A)     $    88,843
      40,000(d)        Bayview Opportunity Master Fund IVa Trust, Series 2017-SPL5, Class B1, 4.0%, 6/28/57 (144A)         41,232
      25,000(d)        Bayview Opportunity Master Fund IVa Trust, Series 2017-SPL5, Class B2, 4.5%, 6/28/57 (144A)         26,521
      40,000           Benchmark Mortgage Trust, Series 2018-B5, Class A3, 3.944%, 7/15/51                                 43,885
     125,000           Benchmark Mortgage Trust, Series 2018-B6, Class A3, 3.995%, 10/10/51                               137,966
     100,000           BX Trust, Series 2019-OC11, Class A, 3.202%, 12/9/41 (144A)                                        102,853
     100,000(d)        CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class E, 5.488%, 4/10/29 (144A)                101,102
      30,000           CD Mortgage Trust, Series 2018-CD7, Class A3, 4.013%, 8/15/51                                       33,110
      40,000           CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A2, 3.597%, 1/10/48                          42,256
     124,604(d)        Chase Home Lending Mortgage Trust, Series 2019-1, Class B1, 3.977%, 3/25/50 (144A)                 128,482
      51,348(d)        Chase Home Lending Mortgage Trust, Series 2019-ATR1, Class A3, 4.0%, 4/25/49 (144A)                 52,170
      73,824(d)        Chase Home Lending Mortgage Trust, Series 2019-ATR2, Class A4, 3.5%, 7/25/49 (144A)                 74,541
      95,157(e)        Chase Mortgage Reference Notes, Series 2019-CL1, Class M2, 3.492% (1 Month USD
                       LIBOR + 170 bps), 4/25/47                                                                           94,855
     100,000(e)        CHC Commercial Mortgage Trust, Series 2019-CHC, Class E, 4.09% (1 Month USD LIBOR +
                       235 bps), 6/15/34 (144A)                                                                           100,000
      50,000(d)        CIM Trust, Series 2017-7, Class M2, 4.0%, 4/25/57 (144A)                                            52,688
     150,000           Citigroup Commercial Mortgage Trust, Series 2018-B2, Class A3, 3.744%, 3/10/51                     162,103
     111,344(d)        Citigroup Mortgage Loan Trust, Series 2017-RP2, Class A1, 3.25%, 7/25/67 (144A)                    112,559
     135,000(d)        Citigroup Mortgage Loan Trust, Series 2018-RP1, Class M1, 3.0%, 9/25/64 (144A)                     133,151
      87,624(d)        Citigroup Mortgage Loan Trust, Series 2018-RP2, Class A1, 3.5%, 2/25/58 (144A)                      89,741
      60,000(d)        Citigroup Mortgage Loan Trust, Series 2018-RP3, Class M1, 3.25%, 3/25/61 (144A)                     59,873
      65,000(d)        Citigroup Mortgage Loan Trust, Series 2018-RP3, Class M2, 3.25%, 3/25/61 (144A)                     64,594
     100,000(e)        CLNY Trust, Series 2019-IKPR, Class E, 4.461% (1 Month USD LIBOR + 272 bps),
                       11/15/38 (144A)                                                                                     99,064
     100,000           COMM Mortgage Trust, Series 2012-CR2, Class AM, 3.791%, 8/15/45                                    102,641
      25,000           COMM Mortgage Trust, Series 2012-CR4, Class AM, 3.251%, 10/15/45                                    24,999
     100,000(d)        COMM Mortgage Trust, Series 2013-CR11, Class C, 5.116%, 8/10/50 (144A)                             105,523
     100,000(d)        COMM Mortgage Trust, Series 2014-CR16, Class C, 4.928%, 4/10/47                                    106,267
     100,000           COMM Mortgage Trust, Series 2015-3BP, Class A, 3.178%, 2/10/35 (144A)                              103,540
     100,000(d)        COMM Mortgage Trust, Series 2015-CR24, Class D, 3.463%, 8/10/48                                     92,912
      50,000(d)        COMM Mortgage Trust, Series 2015-CR25, Class B, 4.54%, 8/10/48                                      53,310
      75,000(d)        COMM Mortgage Trust, Series 2015-DC1, Class B, 4.035%, 2/10/48                                      77,329
      50,000(d)        COMM Mortgage Trust, Series 2015-PC1, Class B, 4.436%, 7/10/50                                      53,085
      80,000(e)        Connecticut Avenue Securities Trust, Series 2019-R01, Class 2M2, 4.242% (1 Month USD
                       LIBOR + 245 bps), 7/25/31 (144A)                                                                    80,974
     100,000(e)        Connecticut Avenue Securities Trust, Series 2019-R02, Class 1B1, 5.942% (1 Month USD
                       LIBOR + 415 bps), 8/25/31 (144A)                                                                   106,583
     130,000(e)        Connecticut Avenue Securities Trust, Series 2019-R02, Class 1M2, 4.092% (1 Month USD
                       LIBOR + 230 bps), 8/25/31 (144A)                                                                   131,200
      30,000(e)        Connecticut Avenue Securities Trust, Series 2019-R04, Class 2B1, 7.042% (1 Month USD
                       LIBOR + 525 bps), 6/25/39 (144A)                                                                    32,826

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

Principal
   Amount
  USD ($)                                                                                                                   Value
                       COLLATERALIZED MORTGAGE OBLIGATIONS -- (continued)
     100,000(e)        Connecticut Avenue Securities Trust, Series 2019-R06, Class 2B1, 5.542% (1 Month USD
                       LIBOR + 375 bps), 9/25/39 (144A)                                                               $   101,989
     100,000(e)        Connecticut Avenue Securities Trust, Series 2019-R06, Class 2M2, 3.892% (1 Month USD
                       LIBOR + 210 bps), 9/25/39 (144A)                                                                   100,943
     100,000(e)        Connecticut Avenue Securities Trust, Series 2019-R07, Class 1B1, 5.192% (1 Month USD
                       LIBOR + 340 bps), 10/25/39 (144A)                                                                  101,468
     100,000(e)        Connecticut Avenue Securities Trust, Series 2019-R07, Class 1M2, 3.892% (1 Month USD
                       LIBOR + 210 bps), 10/25/39 (144A)                                                                  100,940
     100,000(d)        CSAIL Commercial Mortgage Trust, Series 2015-C1, Class C, 4.272%, 4/15/50                          104,243
      50,000(d)        CSAIL Commercial Mortgage Trust, Series 2015-C4, Class B, 4.33%, 11/15/48                           53,001
      50,000(d)        CSAIL Commercial Mortgage Trust, Series 2015-C4, Class D, 3.58%, 11/15/48                           48,111
      19,189(d)        CSMC Trust, Series 2013-IVR1, Class B4, 3.466%, 3/25/43 (144A)                                      19,337
      19,940(d)        CSMC Trust, Series 2013-IVR4, Class B4, 3.482%, 7/25/43 (144A)                                      19,921
      44,540(d)        CSMC Trust, Series 2015-1, Class B4, 3.935%, 1/25/45 (144A)                                         45,659
     150,000(e)        Eagle Re, Ltd., Series 2019-1, Class B1, 6.292% (1 Month USD LIBOR + 450 bps),
                       4/25/29 (144A)                                                                                     149,424
      70,510(d)        EverBank Mortgage Loan Trust, Series 2013-1, Class A2, 2.5%, 3/25/43 (144A)                         69,496
     123,375(e)        Fannie Mae Connecticut Avenue Securities, Series 2018-C06, Class 1M2, 3.792% (1 Month
                       USD LIBOR + 200 bps), 3/25/31                                                                      123,893
     176,812(e)(f)     Federal Home Loan Mortgage Corp. REMICS, Series 4087, Class SB, 4.29% (1 Month USD
                       LIBOR + 603 bps), 7/15/42                                                                           32,743
      99,855(e)(f)     Federal Home Loan Mortgage Corp. REMICS, Series 4091, Class SH, 4.81% (1 Month USD
                       LIBOR + 655 bps), 8/15/42                                                                           20,970
       4,448           Federal National Mortgage Association REMICS, Series 2009-36, Class HX, 4.5%, 6/25/29                4,643
      84,955(e)(f)     Federal National Mortgage Association REMICS, Series 2012-14, Class SP, 4.758% (1 Month
                       USD LIBOR + 655 bps), 8/25/41                                                                       11,010
      97,203(e)(f)     Federal National Mortgage Association REMICS, Series 2018-43, Class SM, 4.408% (1 Month
                       USD LIBOR + 620 bps), 6/25/48                                                                       14,793
     126,424(e)(f)     Federal National Mortgage Association REMICS, Series 2019-33, Class S, 4.258% (1 Month
                       USD LIBOR + 605 bps), 7/25/49                                                                       14,672
      97,822(e)(f)     Federal National Mortgage Association REMICS, Series 2019-41, Class PS, 4.258% (1 Month
                       USD LIBOR + 605 bps), 8/25/49                                                                       11,373
      97,357(e)(f)     Federal National Mortgage Association REMICS, Series 2019-41, Class SM, 4.258% (1 Month
                       USD LIBOR + 605 bps), 8/25/49                                                                       13,466
      85,564           Finance of America Structured Securities Trust, Series 2018-A, Class JR2, 2.0%, 12/26/68            93,417
     103,081(d)        Flagstar Mortgage Trust, Series 2018-2, Class A6, 3.5%, 4/25/48 (144A)                             104,242
     155,156(d)        Flagstar Mortgage Trust, Series 2018-2, Class A14, 3.5%, 4/25/48 (144A)                            158,828
     107,065(d)        Flagstar Mortgage Trust, Series 2018-3INV, Class B3, 4.503%, 5/25/48 (144A)                        112,083
     150,000(e)        Freddie Mac Stacr Trust, Series 2018-HQA2, Class B1, 6.042% (1 Month USD LIBOR + 425 bps),
                       10/25/48 (144A)                                                                                    162,259
     100,000(e)        Freddie Mac Stacr Trust, Series 2018-HQA2, Class M2, 4.092% (1 Month USD LIBOR + 230 bps),
                       10/25/48 (144A)                                                                                    101,287
     100,000(e)        Freddie Mac Stacr Trust, Series 2019-HQA1, Class M2, 4.142% (1 Month USD LIBOR + 235 bps),
                       2/25/49 (144A)                                                                                     101,025
     130,000(e)        Freddie Mac Stacr Trust, Series 2019-HQA4, Class B1, 4.742% (1 Month USD LIBOR + 295 bps),
                       11/25/49 (144A)                                                                                    131,376
     100,000(e)        Freddie Mac Stacr Trust, Series 2019-HQA4, Class M2, 3.842% (1 Month USD LIBOR + 205 bps),
                       11/25/49 (144A)                                                                                    100,507
      60,000(e)        Freddie Mac Stacr Trust, Series 2019-HRP1, Class B1, 5.842% (1 Month USD LIBOR + 405 bps),
                       2/25/49 (144A)                                                                                      63,947
     100,000(d)        FREMF Mortgage Trust, Series 2016-K52, Class B, 3.924%, 1/25/49 (144A)                             103,797

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/19                                     (continued)
--------------------------------------------------------------------------------

Principal
   Amount
  USD ($)                                                                                                                   Value
                       COLLATERALIZED MORTGAGE OBLIGATIONS -- (continued)
      30,000(d)        FREMF Mortgage Trust, Series 2017-K66, Class B, 4.035%, 7/25/27 (144A)                         $    31,559
      97,625(d)        FREMF Mortgage Trust, Series 2019-KJ24, Class B, 7.6%, 10/25/27 (144A)                              92,578
      30,799           Government National Mortgage Association, Series 2009-83, Class EB, 4.5%, 9/20/39                   33,512
      11,119           Government National Mortgage Association, Series 2012-130, Class PA, 3.0%, 4/20/41                  11,251
     516,880(f)        Government National Mortgage Association, Series 2019-110, Class PI, 3.5%, 9/20/49                  64,526
     378,265(e)(f)     Government National Mortgage Association, Series 2019-117, Class SB, 1.655% (1 Month
                       USD LIBOR + 342 bps), 9/20/49                                                                       27,623
     378,790(e)(f)     Government National Mortgage Association, Series 2019-121, Class SA, 1.585% (1 Month
                       USD LIBOR + 335 bps), 10/20/49                                                                      31,594
     574,911(f)        Government National Mortgage Association, Series 2019-128, Class IB, 3.5%, 10/20/49                101,312
   1,229,048(f)        Government National Mortgage Association, Series 2019-128, Class ID, 3.5%, 10/20/49                165,957
     110,021(d)        GS Mortgage-Backed Securities Corp. Trust, Series 2019-PJ2, Class A4, 4.0%, 11/25/49 (144A)        111,329
     130,237(d)        GS Mortgage-Backed Securities Trust, Series 2019-SL1, Class A1, 2.625%, 1/25/59 (144A)             129,214
     100,000(e)        Home Partners of America Trust, Series 2017-1, Class D, 3.637% (1 Month USD LIBOR +
                       190 bps), 7/17/34 (144A)                                                                           100,096
      78,130(e)        Home Partners of America Trust, Series 2018-1, Class A, 2.637% (1 Month USD LIBOR +
                       90 bps), 7/17/37 (144A)                                                                             78,118
     100,000(d)        JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-C8, Class B,
                       3.977%, 10/15/45 (144A)                                                                            102,879
      50,000(d)        JP Morgan Chase Commercial Mortgage Securities Trust, Series 2015-JP1, Class C,
                       4.735%, 1/15/49                                                                                     52,710
      50,000           JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT, Class BFX,
                       4.549%, 7/5/33 (144A)                                                                               53,192
      24,819(d)        JP Morgan Mortgage Trust, Series 2014-1, Class B4, 3.731%, 1/25/44 (144A)                           25,229
      86,687(d)        JP Morgan Mortgage Trust, Series 2018-LTV1, Class A3, 4.5%, 4/25/49 (144A)                          88,773
     142,836(d)        JP Morgan Mortgage Trust, Series 2019-8, Class A15, 3.5%, 3/25/50 (144A)                           144,456
      99,686(d)        JP Morgan Mortgage Trust, Series 2019-8, Class B2A, 3.247%, 3/25/50 (144A)                          97,976
     199,391(d)        JP Morgan Mortgage Trust, Series 2019-9, Class A3, 3.5%, 5/25/50 (144A)                            202,351
     141,375(d)        JP Morgan Mortgage Trust, Series 2019-INV2, Class A3, 3.5%, 2/25/50 (144A)                         143,474
     100,000(d)        JP Morgan Mortgage Trust, Series 2019-INV3, Class A3, 3.5%, 5/25/50 (144A)                         101,922
      96,152(d)        JP Morgan Mortgage Trust, Series 2019-LTV1, Class A3, 4.0%, 6/25/49 (144A)                          97,391
      59,170(d)        JP Morgan Mortgage Trust, Series 2019-LTV1, Class A15, 4.0%, 6/25/49 (144A)                         60,201
     144,316(d)        JP Morgan Mortgage Trust, Series 2019-LTV3, Class A3, 3.5%, 3/25/50 (144A)                         146,097
     284,842(d)        JP Morgan Mortgage Trust, Series 2019-LTV3, Class A4, 3.5%, 3/25/50 (144A)                         288,424
      18,988(e)        La Hipotecaria Panamanian Mortgage Trust, Series 2007-1GA, Class A, 4.5% (Panamanian
                       Mortgage Reference Rate + 125 bps), 12/23/36 (144A)                                                 19,202
      96,887(d)        Mello Mortgage Capital Acceptance, Series 2018-MTG1, Class A9, 3.5%, 3/25/48 (144A)                 97,273
      60,000(d)        Mill City Mortgage Loan Trust, Series 2017-2, Class M1, 3.25%, 7/25/59 (144A)                       60,978
      89,926(d)        Mill City Mortgage Loan Trust, Series 2019-1, Class A1, 3.25%, 10/25/69 (144A)                      91,587
     149,724(d)        Mill City Mortgage Loan Trust, Series 2019-1, Class M1, 3.5%, 10/25/69 (144A)                      152,081
     159,706(d)        Mill City Mortgage Loan Trust, Series 2019-1, Class M3, 3.5%, 10/25/69 (144A)                      153,923
     145,088(d)        Mill City Mortgage Loan Trust, Series 2019-GS1, Class A1, 2.75%, 7/25/59 (144A)                    145,816
     100,000(d)        Mill City Mortgage Loan Trust, Series 2019-GS1, Class M1, 3.0%, 7/25/59 (144A)                      98,330
     100,000           Morgan Stanley Capital I Trust, Series 2014-150E, Class AS, 4.012%, 9/9/32 (144A)                  105,335
      15,000           Morgan Stanley Capital I Trust, Series 2016-UBS9, Class D, 3.0%, 3/15/49 (144A)                     13,768
     100,000           Morgan Stanley Capital I Trust, Series 2018-MP, Class A, 4.418%, 7/11/40 (144A)                    111,934
     100,000(e)        Multifamily Connecticut Avenue Securities Trust, Series 2019-01, Class M10, 5.042%
                       (1 Month USD LIBOR + 325 bps), 10/15/49 (144A)                                                     104,189
      96,193(d)        New Residential Mortgage Loan Trust, Series 2018-RPL1, Class A1, 3.5%, 12/25/57 (144A)              98,728

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

Principal
   Amount
  USD ($)                                                                                                                   Value
                       COLLATERALIZED MORTGAGE OBLIGATIONS -- (continued)
      94,725(d)        New Residential Mortgage Loan Trust, Series 2019-RPL2, Class A1, 3.25%, 2/25/59 (144A)         $    96,293
     100,000           Progress Residential Trust, Series 2017-SFR1, Class E, 4.261%, 8/17/34 (144A)                      101,935
      99,843(d)        Provident Funding Mortgage Trust, Series 2019-1, Class A5, 3.0%, 12/25/49 (144A)                    99,937
     100,000(d)        Ready Capital Mortgage Trust, Series 2019-5, Class E, 5.544%, 2/25/52 (144A)                        97,417
      46,098           Seasoned Credit Risk Transfer Trust, Series 2018-4, Class HT, 3.0%, 3/25/58                         46,838
      32,730(d)        Sequoia Mortgage Trust, Series 2012-6, Class A1, 2.5%, 12/25/42                                     32,226
      29,060(d)        Sequoia Mortgage Trust, Series 2013-4, Class A2, 2.5%, 4/25/43                                      28,597
     170,045(d)        Sequoia Mortgage Trust, Series 2013-5, Class A2, 3.0%, 5/25/43 (144A)                              171,382
      57,642(d)        Sequoia Mortgage Trust, Series 2013-6, Class A1, 2.5%, 5/25/43                                      56,413
      46,560(d)        Sequoia Mortgage Trust, Series 2013-6, Class B3, 3.521%, 5/25/43                                    47,174
      36,471(d)        Sequoia Mortgage Trust, Series 2013-7, Class A1, 2.5%, 6/25/43                                      35,894
      68,383(d)        Sequoia Mortgage Trust, Series 2013-7, Class A2, 3.0%, 6/25/43                                      68,510
     114,644(d)        Sequoia Mortgage Trust, Series 2013-10, Class A1, 3.5%, 8/25/43 (144A)                             116,521
     137,742(d)        Sequoia Mortgage Trust, Series 2019-CH3, Class A1, 4.0%, 9/25/49 (144A)                            140,413
      63,695(d)        Sutherland Commercial Mortgage Loans, Series 2018-SBC7, Class A, 4.72%, 5/25/39 (144A)              64,032
      75,000(d)        Towd Point Mortgage Trust, Series 2015-3, Class M2, 4.0%, 3/25/54 (144A)                            78,422
      60,000(d)        Towd Point Mortgage Trust, Series 2015-5, Class M1, 3.5%, 5/25/55 (144A)                            61,049
      70,000(d)        Towd Point Mortgage Trust, Series 2015-6, Class M1, 3.75%, 4/25/55 (144A)                           73,615
      55,000(d)        Towd Point Mortgage Trust, Series 2016-1, Class M1, 3.5%, 2/25/55 (144A)                            56,491
     100,000(d)        Towd Point Mortgage Trust, Series 2017-1, Class A2, 3.5%, 10/25/56 (144A)                          102,818
     150,000(d)        Towd Point Mortgage Trust, Series 2019-4, Class M1, 3.5%, 10/25/59 (144A)                          148,423
   1,000,000(d)(f)     UBS Commercial Mortgage Trust, Series 2018-C9, Class XB, 0.328%, 3/15/51                            27,656
         920           Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class A2, 2.819%, 8/15/50                     920
     149,732(d)        Wells Fargo Mortgage Backed Securities Trust, Series 2019-4, Class B2, 3.605%,
                       9/25/49 (144A)                                                                                     150,195
      53,408(d)        WinWater Mortgage Loan Trust, Series 2015-4, Class B4, 3.766%, 6/20/45 (144A)                       53,689
                                                                                                                      -----------
                       TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                       (Cost $10,913,328)                                                                             $11,101,389
                                                                                                                      -----------
                       CONVERTIBLE CORPORATE BONDS -- 0.2% of Net Assets
                       Biotechnology -- 0.1%
      54,000           Insmed, Inc., 1.75%, 1/15/25                                                                   $    52,018
                                                                                                                      -----------
                       Total Biotechnology                                                                            $    52,018
                                                                                                                      -----------
                       Pharmaceuticals -- 0.1%
      19,000           Jazz Investments I, Ltd., 1.5%, 8/15/24                                                        $    19,202
      31,000           Teva Pharmaceutical Finance Co. LLC, 0.25%, 2/1/26                                                  29,386
                                                                                                                      -----------
                       Total Pharmaceuticals                                                                          $    48,588
                                                                                                                      -----------
                       TOTAL CONVERTIBLE CORPORATE BONDS
                       (Cost $91,032)                                                                                 $   100,606
                                                                                                                      -----------
                       CORPORATE BONDS -- 30.0% of Net Assets
                       Aerospace & Defense -- 0.1%
      50,000           Boeing Co., 3.75%, 2/1/50                                                                      $    53,176
                                                                                                                      -----------
                       Total Aerospace & Defense                                                                      $    53,176
                                                                                                                      -----------
                       Agriculture -- 0.8%
EUR  155,000           Altria Group, Inc., 3.125%, 6/15/31                                                            $   193,842
     125,000           Reynolds American, Inc., 4.45%, 6/12/25                                                            134,611
                                                                                                                      -----------
                       Total Agriculture                                                                              $   328,453
                                                                                                                      -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/19                                     (continued)
--------------------------------------------------------------------------------

Principal
   Amount
  USD ($)                                                                                                                   Value
                       Airlines -- 0.4%
      26,952           Air Canada 2013-1, Class B Pass Through Trust, 5.375%, 5/15/21 (144A)                          $    27,710
      56,125           Guanay Finance, Ltd., 6.0%, 12/15/20 (144A)                                                         56,757
      78,068           Latam Airlines 2015-1 Pass Through Trust A, 4.2%, 11/15/27                                          80,391
                                                                                                                      -----------
                       Total Airlines                                                                                 $   164,858
                                                                                                                      -----------
                       Auto Manufacturers -- 0.7%
     135,000           Ford Motor Co., 4.346%, 12/8/26                                                                $   139,498
     130,000           General Motors Co., 6.6%, 4/1/36                                                                   153,439
                                                                                                                      -----------
                       Total Auto Manufacturers                                                                       $   292,937
                                                                                                                      -----------
                       Banks -- 5.4%
     200,000(d)        AIB Group Plc, 4.263% (3 Month USD LIBOR + 187 bps), 4/10/25 (144A)                            $   211,859
     100,000(d)        Banco Continental SA via Continental Trustees Cayman, Ltd., 7.375% (3 Month USD
                       LIBOR + 680 bps), 10/7/40 (144A)                                                                   104,001
      65,000(d)        Banco de Credito del Peru, 6.875% (3 Month USD LIBOR + 771 bps), 9/16/26 (144A)                     69,307
ARS1,000,000(e)        Banco de la Ciudad de Buenos Aires, 45.603% (BADLARPP + 399 bps), 12/5/22                           13,054
     200,000           Barclays Plc, 4.375%, 1/12/26                                                                      216,060
     210,000(b)(d)     BNP Paribas SA, 6.625% (5 Year USD Swap Rate + 415 bps) (144A)                                     226,800
      35,000           Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)                                                       34,311
      60,000(d)        Goldman Sachs Group, Inc., 4.223% (3 Month USD LIBOR + 130 bps), 5/1/29                             66,155
     200,000           Intesa Sanpaolo S.p.A., 4.7%, 9/23/49 (144A)                                                       203,917
     195,000(b)(d)     JPMorgan Chase & Co., 5.0% (SOFRRATE + 338 bps)                                                    202,800
     200,000           Lloyds Banking Group Plc, 4.65%, 3/24/26                                                           217,560
     200,000           QNB Finansbank AS, 4.875%, 5/19/22 (144A)                                                          200,846
     200,000(b)(d)     Royal Bank of Scotland Group Plc, 8.625% (5 Year USD Swap Rate + 760 bps)                          214,500
EUR   82,600(b)        Stichting AK Rabobank Certificaten, 6.5%                                                           117,671
     200,000(b)(d)     UBS Group AG, 7.0% (5 Year USD Swap Rate + 434 bps) (144A)                                         218,500
                                                                                                                      -----------
                       Total Banks                                                                                    $ 2,317,341
                                                                                                                      -----------
                       Beverages -- 0.8%
     150,000           Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/49                                           $   194,897
     100,000           Bacardi, Ltd., 5.3%, 5/15/48 (144A)                                                                116,188
                                                                                                                      -----------
                       Total Beverages                                                                                $   311,085
                                                                                                                      -----------
                       Biotechnology -- 0.1%
      50,000           Biogen, Inc., 5.2%, 9/15/45                                                                    $    60,387
                                                                                                                      -----------
                       Total Biotechnology                                                                            $    60,387
                                                                                                                      -----------
                       Building Materials -- 0.2%
      30,000           Owens Corning, 4.2%, 12/1/24                                                                   $    31,658
      60,000           Standard Industries, Inc., 5.375%, 11/15/24 (144A)                                                  61,650
                                                                                                                      -----------
                       Total Building Materials                                                                       $    93,308
                                                                                                                      -----------
                       Chemicals -- 0.7%
      26,000           CF Industries, Inc., 4.95%, 6/1/43                                                             $    27,105
      73,000           CF Industries, Inc., 5.375%, 3/15/44                                                                79,570
EUR  100,000           INEOS Finance Plc, 2.875%, 5/1/26 (144A)                                                           115,816
      19,000           NOVA Chemicals Corp., 5.0%, 5/1/25 (144A)                                                           19,380
      62,000           Olin Corp., 5.625%, 8/1/29                                                                          65,484
                                                                                                                      -----------
                       Total Chemicals                                                                                $   307,355
                                                                                                                      -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

Principal
   Amount
  USD ($)                                                                                                                   Value
                       Commercial Services -- 0.7%
      35,000           Brink's Co., 4.625%, 10/15/27 (144A)                                                           $    36,050
      38,000           GW B-CR Security Corp., 9.5%, 11/1/27 (144A)                                                        40,565
      35,000           Prime Security Services Borrower LLC/Prime Finance, Inc., 5.75%, 4/15/26 (144A)                     38,041
      50,000           United Rentals North America, Inc., 3.875%, 11/15/27                                                51,048
      35,000           United Rentals North America, Inc., 4.875%, 1/15/28                                                 36,443
      61,000           Verisk Analytics, Inc., 5.5%, 6/15/45                                                               75,922
                                                                                                                      -----------
                       Total Commercial Services                                                                      $   278,069
                                                                                                                      -----------
                       Diversified Financial Services -- 0.2%
      39,000           Nationstar Mortgage Holdings, Inc., 8.125%, 7/15/23 (144A)                                     $    41,282
      14,000           Nationstar Mortgage Holdings, Inc., 9.125%, 7/15/26 (144A)                                          15,505
      40,000           Nationstar Mortgage LLC/Nationstar Capital Corp., 6.5%, 6/1/22                                      40,027
                                                                                                                      -----------
                       Total Diversified Financial Services                                                           $    96,814
                                                                                                                      -----------
                       Electric -- 2.7%
      20,000           Clearway Energy Operating LLC, 4.75%, 3/15/28 (144A)                                           $    20,275
     126,000(b)(d)     Dominion Energy, Inc., 4.65% (5 Year CMT Index + 299 bps)                                          128,541
     200,000(b)(d)     Duke Energy Corp., 4.875% (5 Year CMT Index + 339 bps)                                             209,710
      65,000           Iberdrola International BV, 6.75%, 7/15/36                                                          91,043
      47,000           New York State Electric & Gas Corp., 3.3%, 9/15/49 (144A)                                           45,033
      17,000           NextEra Energy Operating Partners LP, 4.5%, 9/15/27 (144A)                                          17,723
     200,000           NRG Energy, Inc., 4.45%, 6/15/29 (144A)                                                            209,520
      95,000           Sempra Energy, 3.4%, 2/1/28                                                                         98,485
      65,000           Southern California Edison Co., 4.875%, 3/1/49                                                      77,114
     150,000           Vistra Operations Co. LLC, 3.7%, 1/30/27 (144A)                                                    149,050
      19,000           Vistra Operations Co. LLC, 4.3%, 7/15/29 (144A)                                                     19,384
      72,000           Vistra Operations Co. LLC, 5.625%, 2/15/27 (144A)                                                   75,870
                                                                                                                      -----------
                       Total Electric                                                                                 $ 1,141,748
                                                                                                                      -----------
                       Electrical Components & Equipments -- 0.3%
EUR  100,000           Belden, Inc., 2.875%, 9/15/25 (144A)                                                           $   114,918
                                                                                                                      -----------
                       Total Electrical Components & Equipments                                                       $   114,918
                                                                                                                      -----------
                       Electronics -- 0.7%
      55,000           Amphenol Corp., 4.35%, 6/1/29                                                                  $    61,585
      25,000           Flex, Ltd., 4.75%, 6/15/25                                                                          27,226
     197,000           Flex, Ltd., 4.875%, 6/15/29                                                                        214,020
                                                                                                                      -----------
                       Total Electronics                                                                              $   302,831
                                                                                                                      -----------
                       Energy-Alternate Sources -- 0.3%
      53,280           Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)                                                   $    59,430
      50,000           TerraForm Power Operating LLC, 4.75%, 1/15/30 (144A)                                                50,875
                                                                                                                      -----------
                       Total Energy-Alternate Sources                                                                 $   110,305
                                                                                                                      -----------
                       Entertainment -- 0.2%
      15,000           Scientific Games International, Inc., 7.0%, 5/15/28 (144A)                                     $    16,087
      15,000           Scientific Games International, Inc., 7.25%, 11/15/29 (144A)                                        16,275
      31,000           Scientific Games International, Inc., 8.25%, 3/15/26 (144A)                                         34,177
                                                                                                                      -----------
                       Total Entertainment                                                                            $    66,539
                                                                                                                      -----------
                       Food -- 0.8%
      50,000           JBS USA LUX SA/JBS USA Finance, Inc., 6.75%, 2/15/28 (144A)                                    $    55,250
      39,000           JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 5.5%, 1/15/30 (144A)                         41,890

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/19                                     (continued)
--------------------------------------------------------------------------------

Principal
   Amount
  USD ($)                                                                                                                   Value
                       Food -- (continued)
     200,000           Minerva Luxembourg SA, 5.875%, 1/19/28 (144A)                                                  $   210,002
      25,000           Smithfield Foods, Inc., 2.65%, 10/3/21 (144A)                                                       24,856
                                                                                                                      -----------
                       Total Food                                                                                     $   331,998
                                                                                                                      -----------
                       Forest Products & Paper -- 0.2%
      70,000           International Paper Co., 4.8%, 6/15/44                                                         $    76,933
      16,000           International Paper Co., 6.0%, 11/15/41                                                             19,972
                                                                                                                      -----------
                       Total Forest Products & Paper                                                                  $    96,905
                                                                                                                      -----------
                       Healthcare-Products -- 0.5%
EUR  100,000           DH Europe Finance II S.a.r.l., 1.8%, 9/18/49                                                   $   108,204
      75,000           Fresenius US Finance II, Inc., 4.5%, 1/15/23 (144A)                                                 79,025
                                                                                                                      -----------
                       Total Healthcare-Products                                                                      $   187,229
                                                                                                                      -----------
                       Healthcare-Services -- 0.7%
      43,000           BCPE Cycle Merger Sub II, Inc., 10.625%, 7/15/27 (144A)                                        $    44,075
      20,000           Centene Corp., 4.25%, 12/15/27 (144A)                                                               20,575
      35,000           Centene Corp., 4.625%, 12/15/29 (144A)                                                              36,797
      14,000           HCA, Inc., 5.625%, 9/1/28                                                                           15,954
      10,000           HCA, Inc., 5.875%, 2/1/29                                                                           11,562
      50,000           MEDNAX, Inc., 5.25%, 12/1/23 (144A)                                                                 51,125
      50,000           NYU Langone Hospitals, 4.428%, 7/1/42                                                               56,351
      35,000           Tenet Healthcare Corp., 4.875%, 1/1/26 (144A)                                                       36,659
      30,000           Tenet Healthcare Corp., 5.125%, 11/1/27 (144A)                                                      31,688
                                                                                                                      -----------
                       Total Healthcare-Services                                                                      $   304,786
                                                                                                                      -----------
                       Home Builders -- 0.1%
       9,000           KB Home, 6.875%, 6/15/27                                                                       $    10,417
      19,000           Meritage Homes Corp., 6.0%, 6/1/25                                                                  21,233
      20,000           Toll Brothers Finance Corp., 4.875%, 11/15/25                                                       21,800
                                                                                                                      -----------
                       Total Home Builders                                                                            $    53,450
                                                                                                                      -----------
                       Insurance -- 0.9%
      85,000           AXA SA, 8.6%, 12/15/30                                                                         $   123,492
       6,000           CNO Financial Group, Inc., 5.25%, 5/30/25                                                            6,645
      21,000           CNO Financial Group, Inc., 5.25%, 5/30/29                                                           23,441
      60,000(d)        Farmers Exchange Capital III, 5.454% (3 Month USD LIBOR + 345 bps), 10/15/54 (144A)                 69,088
     120,000(d)        Farmers Insurance Exchange, 4.747% (3 Month USD LIBOR + 323 bps), 11/1/57 (144A)                   125,287
      18,000           Willis North America, Inc., 2.95%, 9/15/29                                                          17,841
                                                                                                                      -----------
                       Total Insurance                                                                                $   365,794
                                                                                                                      -----------
                       Internet -- 0.4%
     102,000           Expedia Group, Inc., 3.25%, 2/15/30 (144A)                                                     $    98,171
     100,000           Expedia Group, Inc., 3.8%, 2/15/28                                                                 102,288
                                                                                                                      -----------
                       Total Internet                                                                                 $   200,459
                                                                                                                      -----------
                       Iron & Steel -- 0.0%+
      18,000           Steel Dynamics, Inc., 3.45%, 4/15/30                                                           $    18,214
                                                                                                                      -----------
                       Total Iron & Steel                                                                             $    18,214
                                                                                                                      -----------
                       Leisure Time -- 0.2%
      94,000           VOC Escrow, Ltd., 5.0%, 2/15/28 (144A)                                                         $    98,465
                                                                                                                      -----------
                       Total Leisure Time                                                                             $    98,465
                                                                                                                      -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

Principal
   Amount
  USD ($)                                                                                                         Value
                       Media -- 0.7%
         200,000       CSC Holdings LLC, 5.5%, 4/15/27 (144A)                                              $    214,770
          97,000       Diamond Sports Group LLC/Diamond Sports Finance Co., 6.625%, 8/15/27 (144A)               94,332
                                                                                                           ------------
                       Total Media                                                                         $    309,102
                                                                                                           ------------
                       Mining -- 0.7%
         200,000       Anglo American Capital Plc, 4.5%, 3/15/28 (144A)                                    $    214,354
          86,000       Freeport-McMoRan, Inc., 5.45%, 3/15/43                                                    89,010
                                                                                                           ------------
                       Total Mining                                                                        $    303,364
                                                                                                           ------------
                       Miscellaneous Manufacturers -- 0.0%+
          14,000       Amsted Industries, Inc., 5.625%, 7/1/27 (144A)                                      $     14,840
                                                                                                           ------------
                       Total Miscellaneous Manufacturers                                                   $     14,840
                                                                                                           ------------
                       Multi-National -- 0.8%
         200,000       African Export-Import Bank, 3.994%, 9/21/29 (144A)                                  $    202,816
INR    2,060,000       Asian Development Bank, 6.2%, 10/6/26                                                     28,370
IDR  980,000,000       Inter-American Development Bank, 7.875%, 3/14/23                                          74,362
                                                                                                           ------------
                       Total Multi-National                                                                $    305,548
                                                                                                           ------------
                       Oil & Gas -- 2.9%
          50,000       Apache Corp., 4.25%, 1/15/30                                                        $     51,861
          95,000       Apache Corp., 4.375%, 10/15/28                                                            99,369
          74,000       Cenovus Energy, Inc., 6.75%, 11/15/39                                                     94,281
         204,000       EQT Corp., 3.9%, 10/1/27                                                                 189,802
         200,000       Gazprom OAO Via Gaz Capital SA, 4.95%, 7/19/22 (144A)                                    211,506
          65,000       Marathon Petroleum Corp., 5.375%, 10/1/22                                                 65,691
          25,000       MEG Energy Corp., 6.5%, 1/15/25 (144A)                                                    26,002
          75,000       Newfield Exploration Co., 5.625%, 7/1/24                                                  82,416
          95,000       Noble Energy, Inc., 5.25%, 11/15/43                                                      107,044
          57,000       Oasis Petroleum, Inc., 6.875%, 3/15/22                                                    54,863
          33,000       Parsley Energy LLC/Parsley Finance Corp., 5.25%, 8/15/25 (144A)                           33,907
          79,000       Valero Energy Corp., 6.625%, 6/15/37                                                     104,531
          60,000       Whiting Petroleum Corp., 5.75%, 3/15/21                                                   56,760
          10,000       Whiting Petroleum Corp., 6.625%, 1/15/26                                                   6,815
          33,000       WPX Energy, Inc., 5.25%, 9/15/24                                                          35,063
          30,000       YPF SA, 6.95%, 7/21/27 (144A)                                                             26,700
ARS      175,000       YPF SA, 16.5%, 5/9/22 (144A)                                                               1,432
                                                                                                           ------------
                       Total Oil & Gas                                                                     $  1,248,043
                                                                                                           ------------
                       Oil & Gas Services -- 0.0%+
          18,000       USA Compression Partners LP/USA Compression Finance Corp., 6.875%, 9/1/27           $     18,749
                                                                                                           ------------
                       Total Oil & Gas Services                                                            $     18,749
                                                                                                           ------------
                       Pharmaceuticals -- 1.7%
          53,000       AbbVie, Inc., 4.05%, 11/21/39 (144A)                                                $     55,706
          46,000       AbbVie, Inc., 4.25%, 11/21/49 (144A)                                                      48,844
         115,000       AbbVie, Inc., 4.875%, 11/14/48                                                           132,864
EUR      105,000       Bausch Health Cos., Inc., 4.5%, 5/15/23 (144A)                                           119,251
          15,000       Bausch Health Cos., Inc., 5.0%, 1/30/28 (144A)                                            15,396
          10,000       Bausch Health Cos., Inc., 5.25%, 1/30/30 (144A)                                           10,370
          15,000       Bausch Health Cos., Inc., 5.75%, 8/15/27 (144A)                                           16,275
          55,000       Cigna Corp., 4.375%, 10/15/28                                                             60,934

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/19                                     (continued)
--------------------------------------------------------------------------------

Principal
   Amount
  USD ($)                                                                                                                   Value
                       Pharmaceuticals -- (continued)
      33,105           CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)                                                 $    37,338
      56,580           CVS Pass-Through Trust, 6.036%, 12/10/28                                                            63,212
      18,208           CVS Pass-Through Trust, 8.353%, 7/10/31 (144A)                                                      23,224
      31,000           Par Pharmaceutical, Inc., 7.5%, 4/1/27 (144A)                                                       30,845
     117,000           Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/1/26                                      97,403
                                                                                                                      -----------
                       Total Pharmaceuticals                                                                          $   711,662
                                                                                                                      -----------
                       Pipelines -- 3.5%
      63,000           Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125%, 11/15/22 (144A)                     $    61,740
      28,000           Cameron LNG LLC, 3.302%, 1/15/35 (144A)                                                             28,280
      76,000           Cameron LNG LLC, 3.402%, 1/15/38 (144A)                                                             76,277
      15,000           Cheniere Energy Partners LP, 4.5%, 10/1/29 (144A)                                                   15,414
      40,000           Cheniere Energy Partners LP, 5.25%, 10/1/25                                                         41,684
      16,000           DCP Midstream Operating LP, 5.6%, 4/1/44                                                            15,480
      70,000           Enable Midstream Partners LP, 4.4%, 3/15/27                                                         69,914
     122,000           Enable Midstream Partners LP, 4.95%, 5/15/28                                                       123,582
      56,000           Energy Transfer Operating LP, 5.5%, 6/1/27                                                          62,958
      30,000           Energy Transfer Operating LP, 5.875%, 1/15/24                                                       33,214
      35,000           Energy Transfer Operating LP, 6.0%, 6/15/48                                                         40,839
      10,000           Energy Transfer Operating LP, 6.125%, 12/15/45                                                      11,597
      21,000           Energy Transfer Operating LP, 6.5%, 2/1/42                                                          24,980
       4,000           EnLink Midstream LLC, 5.375%, 6/1/29                                                                 3,760
       9,000           EnLink Midstream Partners LP, 5.05%, 4/1/45                                                          7,110
     135,000           EnLink Midstream Partners LP, 5.45%, 6/1/47                                                        109,012
      34,000           EnLink Midstream Partners LP, 5.6%, 4/1/44                                                          27,540
     100,000           Genesis Energy LP/Genesis Energy Finance Corp., 6.75%, 8/1/22                                      101,000
      30,000           Hess Midstream Operations LP, 5.125%, 6/15/28 (144A)                                                30,375
      95,000           Kinder Morgan, Inc., 5.05%, 2/15/46                                                                106,608
      38,000           Midwest Connector Capital Co. LLC, 4.625%, 4/1/29 (144A)                                            41,513
     125,000           Phillips 66 Partners LP, 3.75%, 3/1/28                                                             130,207
      38,000           Sunoco Logistics Partners Operations LP, 5.4%, 10/1/47                                              41,317
      19,000           Sunoco Logistics Partners Operations LP, 6.1%, 2/15/42                                              21,303
      52,000           Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.0%, 1/15/28                   53,040
      65,000           Williams Cos., Inc., 5.75%, 6/24/44                                                                 77,034
      95,000           Williams Cos., Inc., 7.5%, 1/15/31                                                                 123,987
                                                                                                                      -----------
                       Total Pipelines                                                                                $ 1,479,765
                                                                                                                      -----------
                       REITs -- 1.3%
      25,000           Alexandria Real Estate Equities, Inc., 3.95%, 1/15/27                                          $    26,925
      40,000           GLP Capital LP/GLP Financing II, Inc., 4.0%, 1/15/30                                                40,828
      55,000           Healthcare Trust of America Holdings LP, 3.75%, 7/1/27                                              58,092
      45,000           Highwoods Realty LP, 4.125%, 3/15/28                                                                48,194
     100,000           iStar, Inc., 4.25%, 8/1/25                                                                         101,096
      50,000           iStar, Inc., 4.75%, 10/1/24                                                                         51,812
      72,000           MPT Operating Partnership LP/MPT Finance Corp., 4.625%, 8/1/29                                      74,160
     150,000           SBA Tower Trust, 3.869%, 10/8/24 (144A)                                                            156,162
                                                                                                                      -----------
                       Total REITs                                                                                    $   557,269
                                                                                                                      -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

Principal
   Amount
  USD ($)                                                                                                        Value
                         Telecommunications -- 0.3%
           55,000        Level 3 Financing, Inc., 4.625%, 9/15/27 (144A)                                  $     56,309
           13,000        Millicom International Cellular SA, 6.25%, 3/25/29 (144A)                              14,343
           37,000        Sprint Corp., 7.25%, 9/15/21                                                           39,127
           40,000        Windstream Services LLC/Windstream Finance Corp., 8.625%, 10/31/25 (144A)              38,400
                                                                                                          ------------
                         Total Telecommunications                                                         $    148,179
                                                                                                          ------------
                         TOTAL CORPORATE BONDS
                         (Cost $12,090,967)                                                               $ 12,793,945
                                                                                                          ------------
                         FOREIGN GOVERNMENT BONDS -- 4.0% of Net Assets
                         Argentina -- 0.7%
          150,000        Argentine Republic Government International Bond, 6.625%, 7/6/28                 $     71,063
          250,000        Ciudad Autonoma De Buenos Aires, 7.5%, 6/1/27 (144A)                                  241,250
                                                                                                          ------------
                         Total Argentina                                                                  $    312,313
                                                                                                          ------------
                         Egypt -- 0.9%
EGP     1,754,000        Egypt Government Bond, 15.7%, 11/7/27                                            $    119,804
EGP     1,110,000        Egypt Government Bond, 16.1%, 5/7/29                                                   77,741
EGP       975,000(g)     Egypt Treasury Bills, 3/3/20                                                           59,344
EGP     2,075,000(g)     Egypt Treasury Bills, 2/4/20                                                          127,774
                                                                                                          ------------
                         Total Egypt                                                                      $    384,663
                                                                                                          ------------
                         Indonesia -- 0.3%
IDR 1,784,000,000        Indonesia Treasury Bond, 6.125%, 5/15/28                                         $    121,054
                                                                                                          ------------
                         Total Indonesia                                                                  $    121,054
                                                                                                          ------------
                         Ivory Coast -- 0.3%
EUR       100,000        Ivory Coast Government International Bond, 5.875%, 10/17/31 (144A)               $    116,455
                                                                                                          ------------
                         Total Ivory Coast                                                                $    116,455
                                                                                                          ------------
                         Mexico -- 0.8%
MXN       550,000        Mexican Bonos, 6.5%, 6/9/22                                                      $     28,920
MXN       520,000        Mexican Bonos, 7.5%, 6/3/27                                                            28,562
MXN     3,926,200        Mexican Bonos, 8.0%, 12/7/23                                                          216,289
MXN     1,429,214        Mexican Udibonos, 2.0%, 6/9/22                                                         72,676
                                                                                                          ------------
                         Total Mexico                                                                     $    346,447
                                                                                                          ------------
                         Norway -- 0.2%
NOK       750,000        Norway Government Bond, 2.0%, 5/24/23 (144A)                                     $     86,982
                                                                                                          ------------
                         Total Norway                                                                     $     86,982
                                                                                                          ------------
                         Russia -- 0.5%
RUB    12,276,000        Russian Federal Bond - OFZ, 8.15%, 2/3/27                                        $    221,087
                                                                                                          ------------
                         Total Russia                                                                     $    221,087
                                                                                                          ------------
                         Uruguay -- 0.3%
UYU     4,429,000        Uruguay Government International Bond, 9.875%, 6/20/22 (144A)                    $    116,999
                                                                                                          ------------
                         Total Uruguay                                                                    $    116,999
                                                                                                          ------------
                         TOTAL FOREIGN GOVERNMENT BONDS
                         (Cost $1,860,002)                                                                $  1,706,000
                                                                                                          ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/19                                     (continued)
--------------------------------------------------------------------------------

     Face
   Amount
  USD ($)                                                                                                        Value
                       INSURANCE-LINKED SECURITIES -- 0.0%+ of Net Assets(h)
                       Reinsurance Sidecars -- 0.0%+
                       Multiperil -- Worldwide -- 0.0%+
      40,000+(a)(i)    Lorenz Re 2018, 7/1/21                                                              $      4,060
      20,578+(a)(i)    Lorenz Re 2019, 6/30/22                                                                   17,942
                                                                                                           ------------
                       Total Reinsurance Sidecars                                                          $     22,002
                                                                                                           ------------
                       TOTAL INSURANCE-LINKED SECURITIES
                       (Cost $35,431)                                                                      $     22,002
                                                                                                           ------------

Principal
   Amount
  USD ($)
                       MUNICIPAL BONDS -- 0.3% of Net Assets(j)
                       Municipal General Obligation -- 0.2%
     100,000(k)(l)     Commonwealth of Puerto Rico, Series A, 8.0%, 7/1/35                                            $    63,500
                                                                                                                      -----------
                       Total Municipal General Obligation                                                             $    63,500
                                                                                                                      -----------
                       Municipal Higher Education -- 0.1%
      10,000           Amherst College, 3.794%, 11/1/42                                                               $    10,666
      20,000           Massachusetts Development Finance Agency, Harvard University, Series A, 5.0%, 7/15/40               28,642
                                                                                                                      -----------
                       Total Municipal Higher Education                                                               $    39,308
                                                                                                                      -----------
                       Municipal Transportation -- 0.0%+
      15,000           Port Authority of New York & New Jersey, Consolidated-174TH, 4.458%, 10/1/62                   $    18,348
                                                                                                                      -----------
                       Total Municipal Transportation                                                                 $    18,348
                                                                                                                      -----------
                       TOTAL MUNICIPAL BONDS
                       (Cost $118,885)                                                                                $   121,156
                                                                                                                      -----------
                       SENIOR SECURED FLOATING RATE LOAN INTERESTS -- 2.9% of Net Assets*(e)
                       Automobile -- 0.1%
      33,786           Navistar, Inc., Tranche B Term Loan, 5.24% (LIBOR + 350 bps), 11/6/24                          $    33,744
                                                                                                                      -----------
                       Total Automobile                                                                               $    33,744
                                                                                                                      -----------
                       Broadcasting & Entertainment -- 0.2%
      72,200           Sinclair Television Group, Inc., Tranche B Term Loan, 4.05% (LIBOR + 225 bps), 1/3/24          $    72,350
                                                                                                                      -----------
                       Total Broadcasting & Entertainment                                                             $    72,350
                                                                                                                      -----------
                       Buildings & Real Estate -- 0.0%+
        8,319          Builders FirstSource, Inc., Refinancing Term Loan, 4.799% (LIBOR + 300 bps), 2/29/24           $     8,358
                                                                                                                      -----------
                       Total Buildings & Real Estate                                                                  $     8,358
                                                                                                                      -----------
                       Chemicals, Plastics & Rubber -- 0.1%
      48,143           Axalta Coating Systems Dutch Holding B BV (Axalta Coating Systems U.S. Holdings,
                       Inc.), Term B-3 Dollar Loan, 3.695% (LIBOR + 175 bps), 6/1/24                                  $    48,317
                                                                                                                      -----------
                       Total Chemicals, Plastics & Rubber                                                             $    48,317
                                                                                                                      -----------
                       Computers & Electronics -- 0.0%+
      12,690(m)        Energy Acquisition LP (aka Electrical Components International), First Lien Initial
                       Term Loan, 6/26/25                                                                             $    11,802
                                                                                                                      -----------
                       Total Computers & Electronics                                                                  $    11,802
                                                                                                                      -----------
                       Diversified & Conglomerate Service -- 0.0%+
      19,750           DynCorp International, Inc., Term Loan, 7.74% (LIBOR + 600 bps), 8/18/25                       $    19,379
                                                                                                                      -----------
                       Total Diversified & Conglomerate Service                                                       $    19,379
                                                                                                                      -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

Principal
   Amount
  USD ($)                                                                                                                   Value
                       Healthcare & Pharmaceuticals -- 0.3%
      32,692           Alphabet Holding Co., Inc. (aka Nature's Bounty), First Lien Initial Term Loan,
                       5.299% (LIBOR + 350 bps), 9/26/24                                                              $    31,602
      71,805           Gentiva Health Services, Inc., First Lien Closing Date Initial Term Loan, 5.563%
                       (LIBOR + 375 bps), 7/2/25                                                                           72,276
                                                                                                                      -----------
                       Total Healthcare & Pharmaceuticals                                                             $   103,878
                                                                                                                      -----------
                       Healthcare, Education & Childcare -- 0.5%
      47,500           Alliance HealthCare Services, Inc., First Lien Initial Term Loan, 6.299% (LIBOR +
                       450 bps), 10/24/23                                                                             $    43,463
      72,217           KUEHG Corp. (fka KC MergerSub, Inc.) (aka KinderCare),Term B-3 Loan, 5.695% (LIBOR +
                       375 bps), 2/21/25                                                                                   72,488
      82,215           Regionalcare Hospital Partners Holdings, Inc., First Lien Term B Loan, 6.304% (LIBOR +
                       450 bps/PRIME + 350), 11/16/25                                                                      82,977
                                                                                                                      -----------
                       Total Healthcare, Education & Childcare                                                        $   198,928
                                                                                                                      -----------
                       Hotel, Gaming & Leisure -- 0.2%
      71,206           1011778 B.C. Unlimited Liability Co. (New Red Finance, Inc.) (aka Burger King/Tim
                       Hortons), Term B-4 Loan, 3.549% (LIBOR + 175 bps), 11/19/26                                    $    71,384
                                                                                                                      -----------
                       Total Hotel, Gaming & Leisure                                                                  $    71,384
                                                                                                                      -----------
                       Insurance -- 0.7%
     146,170           Confie Seguros Holding II Co., Term B Loan, 6.659% (LIBOR + 475 bps), 4/19/22                  $   142,607
      66,315           Integro Parent, Inc., First Lien Initial Term Loan, 7.541% (LIBOR + 575 bps), 10/31/22              65,321
      97,750           USI, Inc. (fka Compass Investors, Inc.), 2017 New Term Loan, 4.945% (LIBOR +
                       300 bps), 5/16/24                                                                                   97,860
                                                                                                                      -----------
                       Total Insurance                                                                                $   305,788
                                                                                                                      -----------
                       Leisure & Entertainment -- 0.1%
      54,160           24 Hour Fitness Worldwide, Inc., Term Loan, 5.299% (LIBOR + 350 bps), 5/30/25                  $    41,287
      25,804           Fitness International LLC, Term B Loan, 5.049% (LIBOR + 325 bps), 4/18/25                           25,828
                                                                                                                      -----------
                       Total Leisure & Entertainment                                                                  $    67,115
                                                                                                                      -----------
                       Machinery -- 0.0%+
      26,599(m)        Shape Technologies Group, Inc., Initial Term Loan, 4/21/25                                     $    24,006
                                                                                                                      -----------
                       Total Machinery                                                                                $    24,006
                                                                                                                      -----------
                       Personal, Food & Miscellaneous Services -- 0.1%
      21,781           Revlon Consumer Products Corp., Initial Term B Loan, 5.409% (LIBOR + 350 bps), 9/7/23          $    16,744
                                                                                                                      -----------
                       Total Personal, Food & Miscellaneous Services                                                  $    16,744
                                                                                                                      -----------
                       Retail -- 0.0%+
      14,925           Staples, Inc., 2019 Refinancing New Term B-2 Loan, 6.191% (LIBOR + 450 bps), 9/12/24           $    14,729
                                                                                                                      -----------
                       Total Retail                                                                                   $    14,729
                                                                                                                      -----------
                       Securities & Trusts -- 0.2%
      70,000           Stonepeak Lonestar Holdings LLC, Initial Term Loan, 6.299% (LIBOR + 450 bps), 10/19/26         $    69,212
                                                                                                                      -----------
                       Total Securities & Trusts                                                                      $    69,212
                                                                                                                      -----------
                       Telecommunications -- 0.4%
     117,831           Virgin Media Bristol LLC, N Facility, 4.24% (LIBOR + 250 bps), 1/31/28                         $   118,715
      32,119           Windstream Services LLC (fka Windstream Corp.), Tranche B-6 Term Loan, 9.75% (PRIME +
                       500 bps), 3/29/21                                                                                   30,821
                                                                                                                      -----------
                       Total Telecommunications                                                                       $   149,536
                                                                                                                      -----------
                       TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
                       (Cost $1,212,467)                                                                              $ 1,215,270
                                                                                                                      -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/19                                     (continued)
--------------------------------------------------------------------------------

Principal
   Amount
  USD ($)                                                                                                          Value
                       SUPRANATIONAL BOND -- 0.3% of Net Assets
IDR  1,450,700,000     International Bank for Reconstruction & Development, 7.45%, 8/20/21                 $     106,986
                                                                                                           -------------
                       TOTAL SUPRANATIONAL BOND
                       (Cost $103,522)                                                                     $     106,986
                                                                                                           -------------
                       U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 22.6% of Net Assets
            27,625     Fannie Mae, 3.0%, 10/1/30                                                           $      28,497
             2,886     Fannie Mae, 3.0%, 2/1/43                                                                    2,974
            85,742     Fannie Mae, 3.0%, 5/1/43                                                                   88,300
             1,696     Fannie Mae, 3.0%, 5/1/46                                                                    1,746
            15,862     Fannie Mae, 3.0%, 5/1/46                                                                   16,349
             1,699     Fannie Mae, 3.0%, 10/1/46                                                                   1,748
               842     Fannie Mae, 3.0%, 1/1/47                                                                      866
            67,767     Fannie Mae, 3.0%, 1/1/47                                                                   70,119
           187,507     Fannie Mae, 3.0%, 10/1/47                                                                 191,372
             3,694     Fannie Mae, 3.0%, 4/1/48                                                                    3,822
             5,514     Fannie Mae, 3.0%, 7/1/49                                                                    5,690
             7,261     Fannie Mae, 3.0%, 7/1/49                                                                    7,513
            46,866     Fannie Mae, 3.5%, 6/1/42                                                                   49,587
            23,038     Fannie Mae, 3.5%, 12/1/42                                                                  24,529
            64,417     Fannie Mae, 3.5%, 2/1/44                                                                   67,729
            46,922     Fannie Mae, 3.5%, 2/1/45                                                                   49,957
            56,691     Fannie Mae, 3.5%, 6/1/45                                                                   59,347
            51,770     Fannie Mae, 3.5%, 9/1/45                                                                   53,963
            46,066     Fannie Mae, 3.5%, 1/1/46                                                                   48,088
            14,924     Fannie Mae, 3.5%, 3/1/46                                                                   15,583
            36,074     Fannie Mae, 3.5%, 4/1/46                                                                   37,625
            35,650     Fannie Mae, 3.5%, 5/1/46                                                                   37,718
            38,124     Fannie Mae, 3.5%, 7/1/46                                                                   39,657
            80,978     Fannie Mae, 3.5%, 9/1/46                                                                   84,280
            16,889     Fannie Mae, 3.5%, 10/1/46                                                                  17,712
            21,654     Fannie Mae, 3.5%, 10/1/46                                                                  22,490
            37,684     Fannie Mae, 3.5%, 12/1/46                                                                  39,140
            18,556     Fannie Mae, 3.5%, 1/1/47                                                                   19,273
            54,890     Fannie Mae, 3.5%, 1/1/47                                                                   58,071
            57,334     Fannie Mae, 3.5%, 1/1/47                                                                   59,546
            95,665     Fannie Mae, 3.5%, 1/1/47                                                                  100,326
            18,335     Fannie Mae, 3.5%, 7/1/47                                                                   19,037
            24,531     Fannie Mae, 3.5%, 11/1/47                                                                  25,476
            59,533     Fannie Mae, 3.5%, 12/1/47                                                                  61,829
           269,720     Fannie Mae, 3.5%, 9/1/49                                                                  287,066
            52,095     Fannie Mae, 4.0%, 10/1/40                                                                  56,511
             7,805     Fannie Mae, 4.0%, 12/1/40                                                                   8,468
            28,924     Fannie Mae, 4.0%, 11/1/43                                                                  31,139
            31,828     Fannie Mae, 4.0%, 11/1/43                                                                  34,054
            16,876     Fannie Mae, 4.0%, 10/1/45                                                                  17,880
            42,778     Fannie Mae, 4.0%, 12/1/45                                                                  45,327
            45,772     Fannie Mae, 4.0%, 6/1/46                                                                   48,380
            46,816     Fannie Mae, 4.0%, 7/1/46                                                                   49,341
            59,473     Fannie Mae, 4.0%, 7/1/46                                                                   62,800

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

Principal
   Amount
  USD ($)                                                                                                        Value
                       U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- (continued)
      34,920           Fannie Mae, 4.0%, 8/1/46                                                            $    36,839
      15,367           Fannie Mae, 4.0%, 11/1/46                                                                16,187
      19,699           Fannie Mae, 4.0%, 11/1/46                                                                20,715
      75,201           Fannie Mae, 4.0%, 1/1/47                                                                 79,030
      26,849           Fannie Mae, 4.0%, 4/1/47                                                                 28,577
      28,727           Fannie Mae, 4.0%, 4/1/47                                                                 30,219
      41,878           Fannie Mae, 4.0%, 4/1/47                                                                 44,569
      17,166           Fannie Mae, 4.0%, 6/1/47                                                                 18,216
      18,261           Fannie Mae, 4.0%, 6/1/47                                                                 19,213
      19,354           Fannie Mae, 4.0%, 6/1/47                                                                 20,363
      70,839           Fannie Mae, 4.0%, 6/1/47                                                                 74,482
      22,786           Fannie Mae, 4.0%, 7/1/47                                                                 23,951
      23,481           Fannie Mae, 4.0%, 7/1/47                                                                 24,980
      18,527           Fannie Mae, 4.0%, 8/1/47                                                                 19,337
      35,716           Fannie Mae, 4.0%, 8/1/47                                                                 37,282
      47,457           Fannie Mae, 4.0%, 12/1/47                                                                49,796
      60,029           Fannie Mae, 4.0%, 4/1/48                                                                 62,594
      76,765           Fannie Mae, 4.0%, 8/1/48                                                                 80,300
       7,742           Fannie Mae, 4.0%, 9/1/49                                                                  8,079
     191,944           Fannie Mae, 4.5%, 8/1/40                                                                208,117
      57,361           Fannie Mae, 4.5%, 11/1/40                                                                62,299
      29,142           Fannie Mae, 4.5%, 5/1/41                                                                 32,007
      20,460           Fannie Mae, 4.5%, 12/1/41                                                                21,542
      24,241           Fannie Mae, 4.5%, 2/1/44                                                                 26,021
      25,466           Fannie Mae, 4.5%, 2/1/44                                                                 27,388
      77,830           Fannie Mae, 4.5%, 6/1/44                                                                 84,515
      38,131           Fannie Mae, 4.5%, 5/1/46                                                                 40,669
     241,864           Fannie Mae, 4.5%, 1/1/49                                                                254,359
      27,204           Fannie Mae, 5.0%, 4/1/30                                                                 29,271
      22,146           Fannie Mae, 5.0%, 1/1/39                                                                 24,351
       5,525           Fannie Mae, 5.0%, 6/1/40                                                                  6,092
         135           Fannie Mae, 6.0%, 3/1/32                                                                    154
      26,575           Federal Home Loan Mortgage Corp., 3.0%, 10/1/29                                          27,377
      68,024           Federal Home Loan Mortgage Corp., 3.0%, 11/1/42                                          70,132
      13,543           Federal Home Loan Mortgage Corp., 3.0%, 5/1/43                                           13,955
      55,266           Federal Home Loan Mortgage Corp., 3.0%, 6/1/46                                           56,928
      38,293           Federal Home Loan Mortgage Corp., 3.0%, 9/1/46                                           39,244
       2,732           Federal Home Loan Mortgage Corp., 3.0%, 10/1/46                                           2,829
      19,712           Federal Home Loan Mortgage Corp., 3.0%, 12/1/46                                          20,201
      43,502           Federal Home Loan Mortgage Corp., 3.0%, 2/1/47                                           44,888
      58,215           Federal Home Loan Mortgage Corp., 3.0%, 2/1/47                                           59,659
       1,713           Federal Home Loan Mortgage Corp., 3.0%, 11/1/47                                           1,769
      19,247           Federal Home Loan Mortgage Corp., 3.5%, 10/1/40                                          20,295
      11,119           Federal Home Loan Mortgage Corp., 3.5%, 10/1/42                                          11,772
      61,746           Federal Home Loan Mortgage Corp., 3.5%, 6/1/45                                           65,368
      58,137           Federal Home Loan Mortgage Corp., 3.5%, 11/1/45                                          60,998
      34,231           Federal Home Loan Mortgage Corp., 3.5%, 3/1/46                                           35,699
      55,975           Federal Home Loan Mortgage Corp., 3.5%, 5/1/46                                           58,300

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/19                                     (continued)
--------------------------------------------------------------------------------

Principal
   Amount
  USD ($)                                                                                                         Value
                       U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- (continued)
       53,328          Federal Home Loan Mortgage Corp., 3.5%, 7/1/46                                      $     56,808
       96,038          Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                                           101,245
       34,008          Federal Home Loan Mortgage Corp., 3.5%, 12/1/46                                           35,359
       92,182          Federal Home Loan Mortgage Corp., 3.5%, 12/1/46                                           97,588
       20,897          Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                                            21,709
       21,156          Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                                            21,975
       76,064          Federal Home Loan Mortgage Corp., 3.5%, 7/1/47                                            79,017
       71,718          Federal Home Loan Mortgage Corp., 3.5%, 8/1/47                                            74,509
       82,556          Federal Home Loan Mortgage Corp., 3.5%, 10/1/47                                           85,825
       28,732          Federal Home Loan Mortgage Corp., 3.5%, 11/1/47                                           29,878
       36,890          Federal Home Loan Mortgage Corp., 3.5%, 11/1/47                                           38,337
       27,051          Federal Home Loan Mortgage Corp., 3.5%, 1/1/48                                            28,134
       56,582          Federal Home Loan Mortgage Corp., 3.5%, 1/1/48                                            58,789
      483,267          Federal Home Loan Mortgage Corp., 3.5%, 8/1/49                                           496,667
       20,655          Federal Home Loan Mortgage Corp., 4.0%, 12/1/44                                           21,900
       39,610          Federal Home Loan Mortgage Corp., 4.0%, 12/1/45                                           41,997
       13,999          Federal Home Loan Mortgage Corp., 4.0%, 1/1/46                                            14,835
       25,729          Federal Home Loan Mortgage Corp., 4.0%, 6/1/46                                            27,161
       39,009          Federal Home Loan Mortgage Corp., 4.0%, 7/1/46                                            41,219
       33,240          Federal Home Loan Mortgage Corp., 4.0%, 8/1/46                                            35,071
       18,216          Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                            19,401
       27,982          Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                            29,730
       53,899          Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                            56,783
       60,494          Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                            64,420
       89,919          Federal Home Loan Mortgage Corp., 4.0%, 5/1/47                                            94,018
       51,732          Federal Home Loan Mortgage Corp., 4.0%, 10/1/47                                           54,263
       72,053          Federal Home Loan Mortgage Corp., 4.0%, 8/1/48                                            75,051
      108,912          Federal Home Loan Mortgage Corp., 4.0%, 7/1/49                                           113,223
       37,102          Federal Home Loan Mortgage Corp., 4.0%, 9/1/49                                            38,621
       47,587          Federal Home Loan Mortgage Corp., 4.5%, 5/1/47                                            50,481
      362,419          Federal Home Loan Mortgage Corp., 4.5%, 7/1/49                                           383,890
          215          Federal Home Loan Mortgage Corp., 5.0%, 5/1/34                                               235
          629          Federal Home Loan Mortgage Corp., 5.0%, 6/1/35                                               672
        4,910          Federal Home Loan Mortgage Corp., 5.0%, 10/1/38                                            5,413
       18,101          Federal Home Loan Mortgage Corp., 5.0%, 11/1/39                                           19,978
        9,783          Federal Home Loan Mortgage Corp., 5.5%, 6/1/41                                            11,002
       65,528          Government National Mortgage Association I, 3.5%, 11/15/41                                68,944
       15,530          Government National Mortgage Association I, 3.5%, 7/15/42                                 16,394
       12,718          Government National Mortgage Association I, 3.5%, 10/15/42                                13,380
       21,827          Government National Mortgage Association I, 3.5%, 8/15/46                                 22,774
        4,247          Government National Mortgage Association I, 4.0%, 12/15/41                                 4,479
      145,172          Government National Mortgage Association I, 4.0%, 4/15/42                                151,969
       65,385          Government National Mortgage Association I, 4.0%, 8/15/43                                 71,580
        7,727          Government National Mortgage Association I, 4.0%, 3/15/44                                  8,186
       21,785          Government National Mortgage Association I, 4.0%, 9/15/44                                 23,079
       24,506          Government National Mortgage Association I, 4.0%, 4/15/45                                 26,309
       38,352          Government National Mortgage Association I, 4.0%, 6/15/45                                 41,180
        4,995          Government National Mortgage Association I, 4.5%, 9/15/33                                  5,416

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

Principal
   Amount
  USD ($)                                                                                                  Value
                       U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- (continued)
      10,707           Government National Mortgage Association I, 4.5%, 4/15/35                           $    11,576
      22,113           Government National Mortgage Association I, 4.5%, 1/15/40                                24,195
      63,003           Government National Mortgage Association I, 4.5%, 3/15/40                                68,607
      17,678           Government National Mortgage Association I, 4.5%, 9/15/40                                19,229
      15,789           Government National Mortgage Association I, 4.5%, 7/15/41                                17,171
       3,906           Government National Mortgage Association I, 5.0%, 4/15/35                                 4,326
       3,924           Government National Mortgage Association I, 5.5%, 1/15/34                                 4,402
       5,914           Government National Mortgage Association I, 5.5%, 4/15/34                                 6,633
       1,652           Government National Mortgage Association I, 5.5%, 7/15/34                                 1,853
       4,171           Government National Mortgage Association I, 5.5%, 6/15/35                                 4,474
         534           Government National Mortgage Association I, 6.0%, 2/15/33                                   610
         669           Government National Mortgage Association I, 6.0%, 3/15/33                                   737
         907           Government National Mortgage Association I, 6.0%, 3/15/33                                 1,036
          57           Government National Mortgage Association I, 6.0%, 6/15/33                                    62
       1,479           Government National Mortgage Association I, 6.0%, 6/15/33                                 1,688
       1,205           Government National Mortgage Association I, 6.0%, 7/15/33                                 1,369
       1,628           Government National Mortgage Association I, 6.0%, 7/15/33                                 1,824
         784           Government National Mortgage Association I, 6.0%, 9/15/33                                   872
       1,478           Government National Mortgage Association I, 6.0%, 9/15/33                                 1,627
       1,150           Government National Mortgage Association I, 6.0%, 10/15/33                                1,286
       4,189           Government National Mortgage Association I, 6.0%, 8/15/34                                 4,612
         346           Government National Mortgage Association I, 6.5%, 3/15/29                                   382
       1,045           Government National Mortgage Association I, 6.5%, 1/15/30                                 1,153
         305           Government National Mortgage Association I, 6.5%, 2/15/32                                   347
         339           Government National Mortgage Association I, 6.5%, 3/15/32                                   384
         475           Government National Mortgage Association I, 6.5%, 11/15/32                                  551
          45           Government National Mortgage Association I, 7.0%, 3/15/31                                    46
       8,900           Government National Mortgage Association II, 3.5%, 3/20/45                                9,301
      11,454           Government National Mortgage Association II, 3.5%, 4/20/45                               11,973
      13,412           Government National Mortgage Association II, 3.5%, 4/20/45                               14,041
      18,122           Government National Mortgage Association II, 3.5%, 3/20/46                               19,196
      65,857           Government National Mortgage Association II, 3.5%, 11/20/46                              68,426
      33,954           Government National Mortgage Association II, 4.0%, 9/20/44                               35,999
      54,232           Government National Mortgage Association II, 4.0%, 10/20/46                              56,630
      54,228           Government National Mortgage Association II, 4.0%, 1/20/47                               56,522
      20,939           Government National Mortgage Association II, 4.0%, 2/20/48                               22,100
      22,557           Government National Mortgage Association II, 4.0%, 4/20/48                               23,815
      10,249           Government National Mortgage Association II, 4.5%, 9/20/41                               11,072
      36,874           Government National Mortgage Association II, 4.5%, 9/20/44                               38,667
      12,585           Government National Mortgage Association II, 4.5%, 10/20/44                              13,478
      27,179           Government National Mortgage Association II, 4.5%, 11/20/44                              29,105
       2,769           Government National Mortgage Association II, 5.5%, 3/20/34                                3,115
       4,453           Government National Mortgage Association II, 6.0%, 11/20/33                               5,082
     186,566           U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47                                  199,913
     629,938           U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46                                    692,721
     495,705           U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/48                                    548,483
     502,141           U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/49                                    557,952
                       TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                       (Cost $9,349,189)                                                                   $ 9,629,390
                                                                                                           -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/19                                     (continued)
--------------------------------------------------------------------------------

Number of                                                                       Strike      Expiration
Contracts              Description            Counterparty       Notional       Price       Date           Value
                       OVER THE COUNTER (OTC) CALL OPTIONS PURCHASED -- 0.0%
       3,182^(n)       Desarrolladora Homex   Brown Brothers     MXN --         --(p)       10/23/22       $        --
                       SAB de CV              Harriman & Co.
       3,182^(o)       Desarrolladora Homex   Brown Brothers     MXN --         --(p)       10/23/22                --
                       SAB de CV              Harriman & Co.
                                                                                                           -----------
                                                                                                           $        --
                                                                                                           -----------
                       TOTAL OVER THE COUNTER (OTC) CALL OPTIONS PURCHASED
                       (Premiums paid $ --)                                                                $        --
                                                                                                           -----------
                       OVER THE COUNTER (OTC) CURRENCY PUT OPTIONS PURCHASED -- 0.0%+
     185,000           Put EUR Call USD     Bank of America NA EUR 2,546 EUR 1.13 1/9/20                   $     1,430
     480,000           Put EUR Call USD     Bank of America NA EUR 5,096 EUR 1.10 4/29/20                        1,567
                                                                                                           -----------
                                                                                                           $     2,997
                                                                                                           -----------
                       TOTAL OVER THE COUNTER (OTC) CURRENCY PUT OPTIONS PURCHASED
                       (Premiums paid $7,642)                                                              $     2,997
                                                                                                           -----------
                       TOTAL OPTIONS PURCHASED
                       (Premiums paid $7,642)                                                              $     2,997
                                                                                                           -----------
                       TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 95.1%
                       (Cost $39,405,026)                                                                  $40,508,023
                                                                                                           -----------

                                                                                          Change
                                                                                          in Net
                                                                           Net            Unrealized
                                                             Dividend      Realized       Appreciation
Shares                                                       Income        Gain (Loss)    (Depreciation)
                       AFFILIATED ISSUER -- 1.9%
                       CLOSED-END FUND -- 1.9% of Net Assets
      97,089(q)        Pioneer ILS Interval Fund             $53,564       $ --           $(32,040)        $   807,782
                                                                                                           -----------
                       TOTAL CLOSED-END FUND
                       (Cost $998,388)                                                                     $   807,782
                                                                                                           -----------
                       TOTAL INVESTMENTS IN AFFILIATED ISSUER -- 1.9%
                       (Cost $998,388)                                                                     $   807,782
                                                                                                           -----------

Number of                                                                   Strike     Expiration
Contracts              Description        Counterparty          Notional    Price      Date
                       OVER THE COUNTER (OTC) CURRENCY CALL OPTIONS WRITTEN -- (0.0)%+
    (185,000)          Call EUR Put USD   Bank of America NA    EUR 2,546   EUR 1.25   1/9/20              $        --
    (480,000)          Call EUR Put USD   Bank of America NA    EUR 5,096   EUR 1.21   4/29/20                    (312)
                                                                                                           -----------
                                                                                                           $      (312)
                                                                                                           -----------
                       TOTAL OVER THE COUNTER (OTC) CURRENCY CALL OPTIONS WRITTEN
                       (Premiums received $(7,642))                                                        $      (312)
                                                                                                           -----------
                       OTHER ASSETS AND LIABILITIES -- 3.0%                                                $ 1,293,601
                                                                                                           -----------
                       NET ASSETS -- 100.0%                                                                $42,609,094
                                                                                                           ===========

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

bps       Basis Points.

FREMF     Freddie Mac Multifamily Fixed-Rate Mortgage Loans.

LIBOR     London Interbank Offered Rate.

PRIME     U.S. Federal Funds Rate.

REIT      Real Estate Investment Trust.

REMICS    Real Estate Mortgage Investment Conduits.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2019, the value of these securities amounted to $18,017,723, or 42.3% of net assets.

+         Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at December 31, 2019.

+ Security that used significant unobservable inputs to determine its value.

^ Security is valued using fair value methods (other than supplied by independent pricing services).

(a)       Non-income producing security.

(b)       Security is perpetual in nature and has no stated maturity date.

(c) Debt obligation initially issued at one coupon, which converts to a higher coupon at a specific date. The rate shown is the rate at December 31, 2019.

(d) The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at December 31, 2019.

(e) Floating rate note. Coupon rate, reference index and spread shown at December 31, 2019.

(f) Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.

(g) Security issued with a zero coupon. Income is recognized through accretion of discount.

(h)       Securities are restricted as to resale.

(i)       Issued as preference shares.

(j)       Consists of Revenue Bonds unless otherwise indicated.

(k)       Security is in default.

(l)       Represents a General Obligation Bond.

(m) This term loan will settle after December 31, 2019, at which time the interest rate will be determined.

(n) Option does not become effective until underlying company's outstanding common shares reach a market capitalization of MXN 12.5 billion.

(o) Option does not become effective until underlying company's outstanding common shares reach a market capitalization of MXN 14.5 billion.

(p)       Strike price is 1 Mexican Peso (MXN).

(q) Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Pioneer Asset Management, Inc. (the "Adviser").

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                                                             Unrealized
Currency     In Exchange    Currency                                                           Settlement    Appreciation
Purchased    for            Sold        Deliver               Counterparty                     Date          (Depreciation)
AUD              608,765    USD          (417,545)            Bank of America NA               2/27/20       $ 10,236
NOK            1,861,465    EUR          (183,504)            Bank of America NA               1/29/20          5,648
SEK            5,004,326    USD          (520,395)            Bank of New York Mellon Corp.    1/27/20         14,434
EUR               31,805    USD           (35,236)            Citibank NA                      1/28/20            497
COP          707,039,008    USD          (208,619)            Goldman Sachs International      2/25/20          6,018
USD              291,039    MXN        (5,556,229)            Goldman Sachs International      2/27/20           (414)
EUR               17,589    USD           (19,597)            JPMorgan Chase Bank NA           2/26/20            199
INR           15,787,467    USD          (221,921)            JPMorgan Chase Bank NA           2/25/20         (1,842)
NOK            2,930,100    USD          (318,798)            State Street Bank & Trust Co.    1/27/20         14,634
SEK            2,136,507    EUR          (202,003)            State Street Bank & Trust Co.    1/30/20          1,389
                                                                                                             --------
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS                                                            $ 50,799
                                                                                                             ========

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/19                                     (continued)
--------------------------------------------------------------------------------

FUTURES CONTRACTS

FIXED INCOME INDEX FUTURES CONTRACTS

Number of
Contracts                                                 Notional                      Unrealized
Long         Description               Expiration Date    Amount        Market Value    (Depreciation)
 1           U.S. 2 Year Note (CBT)    3/31/20            $  215,617    $  215,500      $   (117)
10           U.S. 5 Year Note (CBT)    3/31/20             1,190,313     1,186,094        (4,219)
 2           U.S. Long Bond (CBT)      3/20/20               318,563       311,813        (6,750)
 6           U.S. Ultra Bond (CBT)     3/20/20             1,126,875     1,089,938       (36,937)
                                                          ----------    ----------      --------
                                                          $2,851,368    $2,803,345      $(48,023)
                                                          ----------    ----------      --------

Number of
Contracts                                                  Notional                        Unrealized
Short        Description                Expiration Date    Amount          Market Value    Appreciation
25           Euro-Bobl                  3/6/20             $ 3,758,536     $ 3,747,319     $ 11,217
 9           Euro-Bund                  3/6/20               1,735,584       1,721,148       14,436
 4           U.S. 10 Year Note (CBT)    3/20/20                517,063         513,688        3,375
28           U.S. 10 Year Ultra         3/20/20              3,991,094       3,939,688       51,406
                                                           -----------     -----------     --------
                                                           $10,002,277     $ 9,921,843     $ 80,434
                                                           -----------     -----------     --------
TOTAL FUTURES CONTRACTS                                    $(7,150,909)    $(7,118,498)    $ 32,411
                                                           -----------     -----------     --------

SWAP CONTRACT

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT -- BUY PROTECTION

Notional         Obligation                  Pay/          Annual        Expiration    Premiums         Unrealized        Market
Amount ($)(1)    Reference/Index             Receive(2)    Fixed Rate    Date          (Received)    (Depreciation)        Value
960,000          Markit CDX North America
                 Investment Grade Index
                 Series 33                   Receive       1.00%         12/20/24      $(18,534)            $(6,683)    $(25,217)
                                                                                       --------             -------     --------
TOTAL SWAP CONTRACTS                                                                   $(18,534)            $(6,683)    $(25,217)
                                                                                       --------             -------     --------

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2)   Receives quarterly.

Principal amounts are denominated in U.S. dollars ("USD") unless otherwise noted.

ARS -- Argentine Peso

AUD -- Australian Dollar

COP -- Colombian Peso

EGP -- Egyptian Pound

EUR -- Euro

IDR -- Indonesian Rupiah

INR -- Indian Rupee

MXN -- Mexican Peso

NOK -- Norwegian Krone

RUB -- Russian Ruble

SEK -- Swedish Krona

UYU -- Uruguayan Peso

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2019 were as follows:

                                                            Purchases         Sales
       Long-Term U.S. Government Securities                $ 3,406,435     $ 7,480,121
       Other Long-Term Securities                          $20,852,282     $19,951,157

The Portfolio is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which the Adviser serves as the Portfolio's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended December 31, 2019, the Portfolio engaged in purchases of $115,813 and sales of $210,152 pursuant to these procedures, which resulted in a net realized gain/(loss) of $10,598.

       At December 31, 2019, the net unrealized appreciation on investments based on cost for federal tax purposes of $40,455,835 was as follows:
         Aggregate gross unrealized appreciation for all investments in which
          there is an excess of value over tax cost                                             $1,664,735
         Aggregate gross unrealized depreciation for all investments in which
          there is an excess of tax cost over value                                               (747,084)
                                                                                                ----------
         Net unrealized appreciation                                                            $  917,651
                                                                                                ==========

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.

  Level 1 - quoted prices in active markets for identical securities.

  Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

  Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2019, in valuing the Portfolio's investments:

                                                                                  Level 1      Level 2       Level 3       Total
Common Stocks
 Paper & Forest Products                                                          $     --   $        11    $    --    $        11
 All Other Common Stock                                                                 75            --         --             75
Convertible Preferred Stock                                                        378,450            --         --        378,450
Asset Backed Securities                                                                 --     3,329,746         --      3,329,746
Collateralized Mortgage Obligations                                                     --    11,101,389         --     11,101,389
Convertible Corporate Bonds                                                             --       100,606         --        100,606
Corporate Bonds                                                                         --    12,793,945         --     12,793,945
Foreign Government Bonds                                                                --     1,706,000         --      1,706,000
Insurance-Linked Securities
 Reinsurance Sidecars
   Multiperil - Worldwide                                                               --            --     22,002         22,002
Municipal Bonds                                                                         --       121,156         --        121,156
Senior Secured Floating Rate Loan Interests                                             --     1,215,270         --      1,215,270
Supranational Bond                                                                      --       106,986         --        106,986
U.S. Government and Agency Obligations                                                  --     9,629,390         --      9,629,390
Over The Counter (OTC) Call Option Purchased                                            --            --*        --             --*
Over The Counter (OTC) Currency Put Option Purchased                                    --         2,997         --          2,997
Affiliated Closed-End Fund                                                              --       807,782         --        807,782
                                                                                  --------   -----------    -------    -----------
Total Investments in Securities                                                   $378,525   $40,915,278    $22,002    $41,315,805
                                                                                  ========   ===========    =======    ===========
Other Financial Instruments
 Over The Counter (OTC) Currency Call Option Written                              $     --   $      (312)      $ --    $      (312)
 Net unrealized appreciation on forward foreign currency exchange contracts             --        50,799         --         50,799
 Net unrealized appreciation on futures contracts                                   32,411            --         --         32,411
 Swap contracts, at value                                                               --       (25,217)        --        (25,217)
                                                                                  --------   -----------    -------    -----------
Total Other Financial Instruments                                                 $ 32,411   $    25,270    $    --    $    57,681
                                                                                  ========   ===========    =======    ===========

*     Securities valued at $0.

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/19                                     (continued)
--------------------------------------------------------------------------------

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

                                                                Insurance-Linked
                                                                   Securities
Balance as of 12/31/18                                              $ 34,220
Realized gain (loss)(1)                                                 (153)
Change in unrealized appreciation (depreciation)(2)                    1,755
Accrued discounts/premiums                                                --
Purchases                                                             20,578
Sales                                                                (34,398)
Transfers in to Level 3**                                                 --
Transfers out of Level 3**                                                --
                                                                    --------
Balance as of 12/31/19                                              $ 22,002
                                                                    ========

(1)   Realized gain (loss) on these securities is included in the realized gain
      (loss) from investments on the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in change in net unrealized appreciation (depreciation) on investments in the Statement of Operations.

** Transfers are calculated on the beginning of period value. For the year ended December 31, 2019, there were no transfers between Levels 1, 2 and 3.

Net change in unrealized appreciation (depreciation) of Level 3
  investments still held and considered Level 3 at December 31, 2019:    $(1,845)
                                                                         -------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/19
--------------------------------------------------------------------------------

ASSETS:
   Investments in unaffiliated issuers, at value (cost $39,405,026)                         $40,508,023
   Investments in affiliated issuers, at value (cost $998,388)                                  807,782
   Cash                                                                                         872,064
   Foreign currencies, at value (cost $199,076)                                                 198,246
   Futures collateral                                                                            65,171
   Swaps collateral                                                                               8,405
   Due from broker for futures                                                                  233,249
   Due from broker for swaps                                                                     25,209
   Variation margin for centrally cleared swap contracts                                            125
   Net unrealized appreciation on forward foreign currency exchange contracts                    50,799
   Net unrealized appreciation on futures contracts                                              32,411
   Receivables --
      Investment securities sold                                                                117,252
      Portfolio shares sold                                                                      57,401
      Interest                                                                                  260,891
   Due from the Adviser                                                                          40,570
   Other assets                                                                                  15,243
                                                                                            -----------
         Total assets                                                                       $43,292,841
                                                                                            -----------
LIABILITIES:
   Payables --
      Investment securities purchased                                                       $    98,951
      Portfolio shares repurchased                                                              430,120
      Professional fees                                                                          41,017
      Printing expense                                                                           14,722
      Custodian fees                                                                             16,442
   Variation margin for futures contracts                                                         2,562
   Written options outstanding (net premiums received $(7,642))                                     312
   Swap contracts, at value (net premiums received $18,534)                                      25,217
   Reserve for repatriation taxes                                                                 2,639
   Due to affiliates                                                                             29,426
   Accrued expenses                                                                              22,339
                                                                                            -----------
         Total liabilities                                                                  $   683,747
                                                                                            -----------
NET ASSETS:
   Paid-in capital                                                                          $41,564,382
   Distributable earnings                                                                     1,044,712
                                                                                            -----------
         Net assets                                                                         $42,609,094
                                                                                            -----------
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
   Class I (based on $5,962,110/577,459 shares)                                             $     10.32
   Class II (based on $36,646,984/3,556,970 shares)                                         $     10.30

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

FOR THE YEAR ENDED 12/31/19

INVESTMENT INCOME:
   Interest from unaffiliated issuers (net of foreign taxes withheld $2,860)                     $1,639,341
   Dividends from unaffiliated issuers                                                               18,417
   Dividends from affiliated issuers                                                                 53,564
                                                                                                 ----------
         Total investment income                                                                                    $1,711,322
                                                                                                                    ----------
EXPENSES:
   Management fees                                                                               $  267,650
   Administrative expense                                                                            58,865
   Distribution fees
      Class II                                                                                       86,438
   Custodian fees                                                                                    70,648
   Professional fees                                                                                 53,320
   Printing expense                                                                                  35,835
   Pricing fees                                                                                      51,948
   Trustees' fees                                                                                     7,776
   Insurance expense                                                                                    968
   Miscellaneous                                                                                      4,164
                                                                                                 ----------
      Total expenses                                                                                                $  637,612
      Less fees waived and expenses reimbursed by the Adviser                                                         (240,469)
                                                                                                                    ----------
      Net expenses                                                                                                  $  397,143
                                                                                                                    ----------
         Net investment income                                                                                      $1,314,179
                                                                                                                    ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on:
      Investments in unaffiliated issuers                                                        $  410,894
      Written options                                                                                20,212
      Forward foreign currency exchange contracts                                                  (164,907)
      Futures contracts                                                                            (162,465)
      Swap contracts                                                                                 68,333
      Other assets and liabilities denominated in foreign currencies                                 22,965         $  195,032
                                                                                                 ----------         ----------
   Change in net unrealized appreciation (depreciation) on:
      Investments in unaffiliated issuers (net of foreign capital gains tax of ($2,639))         $2,261,543
      Investments in affiliated issuers                                                             (32,040)
      Written options                                                                                (9,992)
      Forward foreign currency exchange contracts                                                    32,937
      Futures contracts                                                                              25,055
      Swap contracts                                                                                 (9,962)
      Other assets and liabilities denominated in foreign currencies                                     31         $2,267,572
                                                                                                 ----------         ----------
   Net realized and unrealized gain (loss) on investments                                                           $2,462,604
                                                                                                                    ----------
   Net increase in net assets resulting from operations                                                             $3,776,783
                                                                                                                    ==========

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                       Year Ended         Year Ended
                                                                                        12/31/19           12/31/18
FROM OPERATIONS:
Net investment income (loss)                                                          $  1,314,179       $  1,429,868
Net realized gain (loss) on investments                                                    195,032           (351,824)
Change in net unrealized appreciation (depreciation) on investments                      2,267,572         (1,948,210)
                                                                                      ------------       ------------
         Net increase (decrease) in net assets resulting from operations              $  3,776,783       $   (870,166)
                                                                                      ------------       ------------
DISTRIBUTIONS TO SHAREOWNERS:
      Class I ($0.34 and $0.35 per share, respectively)                               $   (219,924)      $   (376,036)
      Class II ($0.31 and $0.33 per share, respectively)                                (1,071,742)        (1,100,874)
Tax return of capital:
      Class I ($-- and $0.04 per share, respectively)                                           --            (42,067)
      Class II ($-- and $0.04 per share, respectively)                                          --           (132,945)
                                                                                      ------------       ------------
         Total distributions to shareowners                                           $ (1,291,666)      $ (1,651,922)
                                                                                      ------------       ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares                                                     $ 15,868,473       $  9,687,590
Reinvestment of distributions                                                            1,291,666          1,651,922
Cost of shares repurchased                                                             (19,996,552)       (12,328,514)
                                                                                      ------------       ------------
      Net decrease in net assets resulting from Portfolio share transactions          $ (2,836,413)      $   (989,002)
                                                                                      ------------       ------------
      Net decrease in net assets                                                      $   (351,296)      $ (3,511,090)
NET ASSETS:
Beginning of year                                                                     $ 42,960,390       $ 46,471,480
                                                                                      ============       ============
End of year                                                                           $ 42,609,094       $ 42,960,390
                                                                                      ============       ============

                                                       Year Ended      Year Ended        Year Ended      Year Ended
                                                        12/31/19        12/31/19          12/31/18        12/31/18
                                                         Shares          Amount            Shares          Amount
CLASS I
Shares sold                                                32,007      $    324,180         153,899      $  1,535,606
Reinvestment of distributions                              21,851           219,924          42,266           418,103
Less shares repurchased                                  (536,402)       (5,308,250)       (195,629)       (1,940,809)
                                                       ----------      ------------       ---------      ------------
   Net increase (decrease)                               (482,544)     $ (4,764,146)            536      $     12,900
                                                       ==========      ============       =========      ============
CLASS II
Shares sold                                             1,537,078      $ 15,544,293         817,440      $  8,151,984
Reinvestment of distributions                             106,260         1,071,742         124,936         1,233,819
Less shares repurchased                                (1,455,291)      (14,688,302)     (1,043,102)      (10,387,705)
                                                       ----------      ------------       ---------      ------------
   Net increase (decrease)                                188,047      $  1,927,733        (100,726)     $ (1,001,902)
                                                       ==========      ============       =========      ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   Year Ended   Year Ended   Year Ended     Year Ended   Year Ended
                                                                    12/31/19     12/31/18     12/31/17       12/31/16*    12/31/15*
Class I
Net asset value, beginning of period                                $ 9.71       $ 10.28      $ 10.16        $   9.78     $ 10.28
                                                                    ------       -------      -------        --------     -------
Increase (decrease) from investment operations:
   Net investment income (loss) (a)                                 $ 0.34       $  0.34      $  0.35        $   0.38     $  0.27
   Net realized and unrealized gain (loss) on investments             0.61         (0.52)        0.15            0.35       (0.40)
                                                                    ------       -------      -------        --------     -------
Net increase (decrease) from investment operations                  $ 0.95       $ (0.18)     $  0.50        $   0.73     $ (0.13)
                                                                    ------       -------      -------        --------     -------
Distributions to shareowners:
   Net investment income                                            $(0.34)      $ (0.28)     $ (0.37)       $  (0.35)    $ (0.32)
   Net realized gain                                                    --         (0.07)       (0.01)             --       (0.05)
   Tax return of capital                                                --         (0.04)          --              --          --
                                                                    ------       -------      -------        --------     -------
Total distributions                                                 $(0.34)      $ (0.39)     $ (0.38)       $  (0.35)    $ (0.37)
                                                                    ------       -------      -------        --------     -------
Net increase (decrease) in net asset value                          $ 0.61       $ (0.57)     $  0.12        $   0.38     $ (0.50)
                                                                    ------       -------      -------        --------     -------
Net asset value, end of period                                      $10.32       $  9.71      $ 10.28        $  10.16     $  9.78
                                                                    ======       =======      =======        ========     =======
Total return (b)                                                      9.89%        (1.78)%       4.99%(c)        7.58%      (1.27)%
Ratio of net expenses to average net assets                           0.75%         0.75%        0.75%           0.75%       1.20%
Ratio of net investment income (loss) to average net assets           3.38%         3.41%        3.43%           3.76%       2.66%
Portfolio turnover rate                                                 62%           37%          48%             61%         56%
Net assets, end of period (in thousands)                            $5,962       $10,296      $10,886        $ 10,890     $11,561
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                               1.33%         1.32%        1.18%           1.17%       1.20%
   Net investment income (loss) to average net assets                 2.80%         2.84%        3.00%           3.34%       2.66%

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2017, the total return would have been 4.94%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

                                                                   Year Ended   Year Ended   Year Ended     Year Ended   Year Ended
                                                                    12/31/19     12/31/18     12/31/17       12/31/16*    12/31/15*
Class II
Net asset value, beginning of period                                $  9.70      $ 10.26      $ 10.14        $  9.76      $ 10.26
                                                                    -------      -------      -------        -------      -------
Increase (decrease) from investment operations:
   Net investment income (loss) (a)                                 $  0.32      $  0.31      $  0.33        $  0.35      $  0.24
   Net realized and unrealized gain (loss) on investments              0.59        (0.50)        0.14           0.36        (0.39)
                                                                    -------      -------      -------        -------      -------
Net increase (decrease) from investment operations                  $  0.91      $ (0.19)     $  0.47        $  0.71      $ (0.15)
                                                                    -------      -------      -------        -------      -------
Distributions to shareowners:
   Net investment income                                            $ (0.31)     $ (0.26)     $ (0.34)       $ (0.33)     $ (0.30)
   Net realized gain                                                     --        (0.07)       (0.01)            --        (0.05)
   Tax return of capital                                                 --        (0.04)         --              --           --
                                                                    -------      -------      -------        -------      -------
Total distributions                                                 $ (0.31)     $ (0.37)     $ (0.35)       $ (0.33)     $ (0.35)
                                                                    -------      -------      -------        -------      -------
Net increase (decrease) in net asset value                          $  0.60      $ (0.56)     $  0.12        $  0.38      $ (0.50)
                                                                    -------      -------      -------        -------      -------
Net asset value, end of period                                      $ 10.30      $  9.70      $ 10.26        $ 10.14      $  9.76
                                                                    =======      =======      =======        =======      =======
Total return (b)                                                       9.52%       (1.93)%       4.74%          7.32%       (1.52)%
Ratio of net expenses to average net assets                            1.00%        1.00%        1.00%          1.00%        1.45%
Ratio of net investment income (loss) to average net assets            3.16%        3.16%        3.18%          3.51%        2.41%
Portfolio turnover rate                                                  62%          37%          48%            61%          56%
Net assets, end of period (in thousands)                            $36,647      $32,664      $35,585        $34,020      $34,943
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                                1.59%        1.57%        1.43%          1.42%        1.45%
   Net investment income (loss) to average net assets                  2.57%        2.59%        2.75%          3.09%        2.41%

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/19
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Strategic Income VCT Portfolio (the "Portfolio") is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the "Trust"), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to produce a high level of current income.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts, or by qualified pension and retirement plans.

Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Portfolio's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosure requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Portfolio's financial statements were prepared in compliance with the new amendments to Regulation S-X.

During March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08"), which shortens the amortization period for purchased noncontingently callable debt securities held at a premium. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for certain purchased noncontingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Portfolio has adopted ASU 2017-08 as of December 31, 2019. The implementation of ASU 2017-08 did not have a material impact on the Portfolio's Financial Statements.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

      Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

      Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

      Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter ("OTC") options and options on swaps ("swaptions") are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

      Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

      Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

      Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

      Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.

      Shares of closed-end interval funds' that offer their shares at net asset value are valued at such funds' net asset value.

      Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/19                               (continued)
--------------------------------------------------------------------------------

      occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices, and such differences could be material.

      At December 31, 2019, three securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model) representing 0% of net assets. The value of these fair valued securities was $11.

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Foreign Currency Translation

      The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.    Federal Income Taxes

      It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2019, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      In addition to meeting the requirements of the Internal Revenue Code, the Portfolio may be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2019, the Portfolio paid no such taxes.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      During the year ended December 31, 2019, a capital loss carryforward of $79,473 was utilized to offset net realized gains by the Portfolio.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

      The tax character of distributions paid during the years ended December 31, 2019 and December 31, 2018, were as follows:

      --------------------------------------------------------------------------
                                                       2019             2018
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                               $1,291,666       $1,258,096
      Long-term capital gain                                --          218,814
      Tax return of capital                                 --          175,012
                                                    ----------       ----------
       Total                                        $1,291,666       $1,651,922
                                                    ==========       ==========

      The following shows the components of distributable earnings (losses) on a federal income tax basis at December 31, 2019:

      --------------------------------------------------------------------------
                                                                        2019
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                                  $   71,020
      Undistributed long term capital gain                               59,124
      Net unrealized appreciation                                       914,568
                                                                     ----------
       Total                                                         $1,044,712
                                                                     ==========

      The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, the mark to market of swaps, forward currency exchange contracts, futures contracts, adjustments relating to insurance linked securities and credit default swaps.

E.    Portfolio Shares and Class Allocations

      The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

      Income, common expenses and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      All expenses and fees paid to the Portfolio's transfer agent for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      The Portfolio declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F.    Risks

      The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Portfolio.

      At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      The Portfolio invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

      With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/19                               (continued)
--------------------------------------------------------------------------------

      Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as Brown Brothers Harriman & Co., the Portfolio's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Portfolio's transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Portfolio's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio's ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

G.    Insurance-Linked Securities ("ILS")

      The Portfolio invests in ILS. The Portfolio could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger event, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur; accordingly ILS carry significant risk. The Portfolio is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

      The Portfolio's investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

      Where the ILS are based on the performance of underlying reinsurance contracts, the Portfolio has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Portfolio's structured reinsurance investments, and therefore the Portfolio's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Portfolio. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Portfolio is forced to sell an illiquid asset, the Portfolio may be forced to sell at a loss.

      Additionally, the Portfolio may gain exposure to ILS by investing in a closed-end interval fund, Pioneer ILS Interval Fund, an affiliate of the Adviser. The Portfolio's investment in Pioneer ILS Interval Fund at December 31, 2019, is listed in the Schedule of Investments.

H.    Purchased Options

      The Portfolio may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Portfolio to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Portfolio is included on the Statement of Assets and Liabilities as an

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

      investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Portfolio's Statement of Operations. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.

      The average market value of purchased options contracts open during the year ended December 31, 2019, was $20,845. Open purchased options at December 31, 2019, are listed in the Schedule of Investments.

I.    Option Writing

      The Portfolio may write put and covered call options to seek to increase total return. When an option is written, the Portfolio receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as "Written options outstanding" on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

      The average market value of written options for the year ended December 31, 2019, was $(1,710). Open written options contracts at December 31, 2019, are listed in the Schedule of Investments.

J.    Forward Foreign Currency Exchange Contracts

      The Portfolio may enter into forward foreign currency exchange contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

      At December 31, 2019, the Portfolio had entered into various forward foreign currency exchange contracts that obligated the Portfolio to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Portfolio may close out such contract by entering into an offsetting contract.

      The average market value of forward foreign currency exchange contracts open during the year ended December 31, 2019, was $1,546,640. Open forward foreign currency exchange contracts outstanding at December 31, 2019, are listed in the Schedule of Investments.

K.    Futures Contracts

      The Portfolio may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Portfolio are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/19                               (continued)
--------------------------------------------------------------------------------

      deposited with the broker as collateral at December 31, 2019, is recorded as "Futures collateral" on the Statement of Assets and Liabilities.

      Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

      The average market value of futures contracts open during the year ended December 31, 2019, was $(6,462,643). Open futures contracts outstanding at December 31, 2019, are listed in the Schedule of Investments.

L.    Credit Default Swap Contracts

      A credit default swap is a contract between a buyer of protection and a seller of protection against a predefined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Portfolio may buy or sell credit default swap contracts to seek to increase the Portfolio's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

      As a seller of protection, the Portfolio would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligation. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Portfolio would function as the counterparty referenced above.

      As a buyer of protection, the Portfolio makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Portfolio, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Portfolio are recorded as realized gains or losses on the Statement of Operations.

      Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

      Credit default swap contracts involving the sale of protection may involve greater risks than if the Portfolio had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a protection buyer and no credit event occurs, it will lose its investment. If the Portfolio is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Portfolio, together with the periodic payments received, may be less than the amount the Portfolio pays to the protection buyer, resulting in a loss to the Portfolio. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty.

      Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Portfolio are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

      cleared swap contract, the Portfolio is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swaps" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at December 31, 2019, is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.

      The average market value of credit default swap contracts open during the year ended December 31, 2019, was $16,141. Open credit default swap contracts at December 31, 2019, are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets. For the year ended December 31, 2019, the effective management fee (excluding waivers and/or assumption of expenses and acquired fund fees and expenses) was equivalent to 0.65% of the Portfolio's average daily net assets.

The Adviser has agreed to waive its management fee with respect to any portion of the Portfolio's assets invested in Pioneer ILS Interval Fund, an affiliated fund managed by the Adviser. For the year ended December 31, 2019, the Adviser waived $14,723 in management fees with respect to the Portfolio, which is reflected on the Statement of Operations as an expense waiver.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all portfolio expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund expenses) of the Portfolio to the extent required to reduce Portfolio expenses to 0.75% and 1.00%, of the average daily net assets attributable to Class I and Class II shares, respectively. Fees waived and expenses reimbursed during the year ended December 31, 2019, are reflected on the Statement of Operations. These expense limitations are in effect through May 1, 2020. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements.

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $28,161 in management fees, administrative costs and certain other reimbursements payable to the Adviser at December 31, 2019.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio's omnibus relationship contracts.

4. Distribution Plan

The Portfolio has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,265 in distribution fees payable to the Distributor at December 31, 2019.

5. Master Netting Agreements

The Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs the trading of certain Over the Counter ("OTC") derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Portfolio's credit risk to its counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, the Portfolio's right to set-off may be restricted or prohibited

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/19                               (continued)
--------------------------------------------------------------------------------

by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Portfolio's collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as "Swaps collateral." Securities pledged by the Portfolio as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Portfolio as of December 31, 2019.

---------------------------------------------------------------------------------------------------------------------------------
                                     Derivative Assets        Derivatives         Non-Cash           Cash         Net Amount
                                     Subject to Master         Available         Collateral       Collateral     of Derivative
Counterparty                         Netting Agreement        for Offset        Received (a)     Received (a)      Assets (b)
---------------------------------------------------------------------------------------------------------------------------------
Bank of America NA                         $18,881               $(312)            $ --              $ --          $18,569
Bank of New York Mellon Corp.               14,434                  --               --                --           14,434
Brown Brothers Harriman & Co.                   --*                 --               --                --               --*
Citibank NA                                    497                  --               --                --              497
Goldman Sachs International                  6,018                (414)              --                --            5,604
JPMorgan Chase Bank NA                         199                (199)              --                --               --
State Street Bank & Trust Co.               16,023                  --               --                --           16,023
---------------------------------------------------------------------------------------------------------------------------------
   Total                                   $56,052               $(925)            $ --              $ --          $55,127

---------------------------------------------------------------------------------------------------------------------------------
                                    Derivative Liabilities      Derivatives      Non-Cash          Cash            Net Amount
                                      Subject to Master          Available      Collateral      Collateral       of Derivative
Counterparty                          Netting Agreement         for Offset      Pledged (a)     Pledged (a)     Liabilities (c)
---------------------------------------------------------------------------------------------------------------------------------
Bank of America NA                         $  312                $(312)          $ --             $ --            $   --
Bank of New York Mellon Corp.                  --                   --             --               --                --
Brown Brothers Harriman & Co.                  --                   --             --               --                --
Citibank NA                                    --                   --             --               --                --
Goldman Sachs International                   414                 (414)            --               --                --
JPMorgan Chase Bank NA                      1,842                 (199)            --               --             1,643
State Street Bank & Trust Co.                  --                   --             --               --                --
---------------------------------------------------------------------------------------------------------------------------------
   Total                                   $2,568                $(925)          $ --             $ --            $1,643

*     Includes securities that are valued at $0.

(a) The amount presented here may be less than the total amount of collateral received/pledged, as the net amount of derivative Assets and Liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

6. Additional Disclosures about Derivative Instruments and Hedging Activities

The Portfolio's use of derivatives may enhance or mitigate the Portfolio's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at December 31, 2019, was as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                                  Foreign
Statement of Assets                               Interest Rate      Credit     Exchange Rate     Equity     Commodity
and Liabilities                                       Risk            Risk         Risk            Risk        Risk
-----------------------------------------------------------------------------------------------------------------------
Assets
   Call options purchased*                           $    --          $ --        $    --         $ --**       $ --
   Currency put options purchased*                        --            --          2,997           --           --
   Net unrealized appreciation on forward
      foreign currency exchange contracts                 --            --         50,799           --           --
   Net unrealized appreciation on
      futures contracts                               32,411            --             --           --           --
-----------------------------------------------------------------------------------------------------------------------
  Total Value                                        $32,411          $ --        $53,796         $ --**       $ --

-----------------------------------------------------------------------------------------------------------------------
                                                                                  Foreign
Statement of Assets                               Interest Rate      Credit     Exchange Rate     Equity     Commodity
and Liabilities                                       Risk            Risk         Risk            Risk        Risk
-----------------------------------------------------------------------------------------------------------------------
Liabilities
   Written options outstanding                       $ --             $    --     $312            $ --         $ --
   Swap contracts, at value                            --              25,217       --              --           --
-----------------------------------------------------------------------------------------------------------------------
  Total Value                                        $ --             $25,217     $312            $ --         $ --

* Reflects the market value of purchased option contracts (see Note 1H). These amounts are included in investments in unaffiliated issuers, at value, on the Statement of Assets and Liabilities.

**    Includes securities that are valued at $0.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/19                               (continued)
--------------------------------------------------------------------------------

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at December 31, 2019 was as follows:

----------------------------------------------------------------------------------------------------------------------------
                                                                                   Foreign
                                             Interest Rate        Credit        Exchange Rate     Equity    Commodity
Statement of Operations                           Risk             Risk              Risk          Risk        Risk
----------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
   Currency put options purchased*            $      --           $    --        $   3,076         $ --        $ --
   Written options                                   --                --           20,212           --          --
   Forward foreign currency
      exchange contracts                             --                --         (164,907)          --          --
   Futures contracts                           (162,465)               --               --           --          --
   Swap contracts                                    --            68,333               --           --          --
----------------------------------------------------------------------------------------------------------------------------
  Total Value                                 $(162,465)          $68,333        $(141,619)        $ --        $ --
----------------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation
   (depreciation) on:
   Currency put options purchased**           $      --            $   --        $  (9,467)        $ --        $ --
   Written options                                   --                --           (9,992)          --          --
   Forward foreign currency
      exchange contracts                             --                --           32,937           --          --
   Futures contracts                             25,055                --               --           --          --
   Swap contracts                                    --            (9,962)              --           --          --
----------------------------------------------------------------------------------------------------------------------------
  Total Value                                 $  25,055           $(9,962)       $  13,478         $ --        $ --

*     Reflects the net realized gain (loss) on purchased option contracts (see
      Note 1H). These amounts are included in net realized gain (loss) on investments in unaffiliated issuers, on the Statement of Operations.

** Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1H). These amounts are included in change in net unrealized appreciation (depreciation) on Investments in unaffiliated issuers, on the Statement of Operations.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareholders of Pioneer Strategic Income VCT Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Strategic Income VCT Portfolio (the "Portfolio") (one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust")), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the "financial statements"). The financial highlights for the periods ended December 31, 2015 and December 31, 2016 were audited by another independent registered public accounting firm whose report, dated February 14, 2017, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Strategic Income VCT Portfolio (one of the portfolios constituting Pioneer Variable Contracts Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Portfolio's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the auditor of one or more Amundi Pioneer investment companies since 2017.

Boston, Massachusetts
February 14, 2020

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT
--------------------------------------------------------------------------------

Amundi Pioneer Asset Management, Inc. ("APAM") serves as the investment adviser to Pioneer Strategic Income VCT Portfolio (the "Portfolio") pursuant to an investment management agreement between APAM and the Portfolio. In order for APAM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment management agreement for the Portfolio.

The contract review process began in January 2019 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2019, July 2019 and September 2019. In addition, the Trustees reviewed and discussed the Portfolio's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings, in connection with the review of the Portfolio's investment management agreement.

In March 2019, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Portfolio, as well as the level of investment by the Portfolio's portfolio managers in the Portfolio. In July 2019, the Trustees, among other things, reviewed the Portfolio's management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("APIAM" and, together with APAM, "Amundi Pioneer"), as compared to that of APAM's fund management business, and considered the differences between the fees and expenses of the Portfolio and the fees and expenses of APAM's and APIAM's institutional accounts, as well as the different services provided by APAM to the Portfolio and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees' request, in September 2019.

At a meeting held on September 17, 2019, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees also reviewed APAM's investment approach for the Portfolio and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. They considered the non-investment resources and personnel of APAM that are involved in APAM's services to the Portfolio, including APAM's compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM's senior management to the Pioneer Fund complex.

The Trustees considered that APAM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Portfolio were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Portfolio

In considering the Portfolio's performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Portfolio's performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Portfolio's benchmark index. They also discuss the Portfolio's performance with APAM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the investment management agreement.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Portfolio's shareowners. The Trustees noted that they separately review and consider the impact of the Portfolio's transfer agency and Portfolio- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Portfolio's expense ratio.

The Trustees considered that the Portfolio's management fee for the most recent fiscal year was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Portfolio's Class II shares for the most recent fiscal year was in the fourth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted the Portfolio's relatively small asset size compared to most of the other funds in its peer group. The Trustees considered that non-management fee operating expenses generally are spread over a smaller asset base than the other funds in the peer group, which results in these fees being significantly higher as a percentage of assets. The Trustees noted that APAM had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Portfolio.

The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM's costs in providing services to the Portfolio and APAM's and APIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM's and APIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment management agreement with the Portfolio, APAM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the entrepreneurial risks associated with APAM's management of the Portfolio.

The Trustees concluded that the management fee payable by the Portfolio to APAM was reasonable in relation to the nature and quality of the services provided by APAM.

Profitability

The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Portfolio, including the methodology used by APAM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered APAM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM's profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered APAM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Portfolio and Portfolio shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT                          (continued)
--------------------------------------------------------------------------------

APAM's commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Other Benefits

The Trustees considered the other benefits that APAM enjoys from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid or to be paid by the Portfolio, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Portfolio and to APAM and its affiliates from the use of "soft" commission dollars generated by the Portfolio to pay for research and brokerage services.

The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi's worldwide asset management business manages over $1.6 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM's relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM's relationships with the Portfolio, including Amundi's ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi's enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Portfolio receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Portfolio, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Portfolio were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Trustees and Officers
The Portfolio's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Portfolios within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Portfolios is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Portfolio includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-688-9915.

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

NAME, AGE AND POSITION        TERM OF OFFICE AND                                                     OTHER DIRECTORSHIPS
HELD WITH THE TRUST           LENGTH OF SERVICE                  PRINCIPAL OCCUPATION                HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (68)          Trustee since 2006. Serves until   Private investor (2004 - 2008 and   Director, Broadridge Financial
Chairman of the Board         a successor trustee is elected     2013 - present); Chairman (2008 -   Solutions, Inc. (investor
and Trustee                   or earlier retirement or removal.  2013) and Chief Executive Officer   communications and securities
                                                                 (2008 - 2012), Quadriserv, Inc.     processing provider for
                                                                 (technology products for            financial services industry)
                                                                 securities lending industry); and   (2009 - present); Director,
                                                                 Senior Executive Vice President,    Quadriserv, Inc. (2005 -
                                                                 The Bank of New York (financial     2013); and Commissioner, New
                                                                 and securities services)            Jersey State Civil Service
                                                                 (1986 - 2004)                       Commission (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
John E. Baumgardner, Jr. (68) Trustee since 2019. Serves until   Of Counsel (2019 - present),        Chairman, The Lakeville
Trustee                       a successor trustee is elected     Partner (1983-2018), Sullivan &     Journal Company, LLC,
                              or earlier retirement or removal.  Cromwell LLP (law firm).            (privately-held community
                                                                                                     newspaper group)
                                                                                                     (2015 - present)
------------------------------------------------------------------------------------------------------------------------------------
Diane Durnin (62)             Trustee since 2019. Serves until   Managing Director - Head of         None
Trustee                       a successor trustee is elected     Product Strategy and Development,
                              or earlier retirement or removal.  BNY Mellon Investment Management
                                                                 (2012-2018); Vice Chairman - The
                                                                 Dreyfus Corporation (2005 - 2018):
                                                                 Executive Vice President Head of
                                                                 Product, BNY Mellon Investment
                                                                 Management (2007-2012); Executive
                                                                 Director- Product Strategy, Mellon
                                                                 Asset Management (2005-2007);
                                                                 Executive Vice President Head of
                                                                 Products, Marketing and Client
                                                                 Service, Dreyfus Corporation
                                                                 (2000-2005); and Senior Vice
                                                                 President Strategic Product and
                                                                 Business Development, Dreyfus
                                                                 Corporation (1994-2000)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

NAME, AGE AND POSITION        TERM OF OFFICE AND                                                     OTHER DIRECTORSHIPS
HELD WITH THE TRUST           LENGTH OF SERVICE                  PRINCIPAL OCCUPATION                HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (75)     Trustee since 2008. Serves until   William Joseph Maier Professor of   Trustee, Mellon
Trustee                       a successor trustee is elected     Political Economy, Harvard          Institutional Funds
                              or earlier retirement or removal.  University (1972 - present)         Investment Trust and
                                                                                                     Mellon Institutional Funds
                                                                                                     Master Portfolio (oversaw
                                                                                                     17 portfolios in fund
                                                                                                     complex) (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)      Trustee since 2017. (Advisory      Chief Investment Officer, 1199      None
Trustee                       Trustee from 2014 - 2017).         SEIU Funds (healthcare workers
                              Serves until a successor trustee   union pension funds) (2001 -
                              is elected or earlier retirement   present); Vice President -
                              or removal.                        International Investments Group,
                                                                 American International Group, Inc.
                                                                 (insurance company) (1993 - 2001);
                                                                 Vice President - Corporate Finance
                                                                 and Treasury Group, Citibank, N.A.
                                                                 (1980 - 1986 and 1990 - 1993);
                                                                 Vice President - Asset/Liability
                                                                 Management Group, Federal Farm
                                                                 Funding Corporation
                                                                 (government-sponsored issuer of
                                                                 debt securities) (1988 - 1990);
                                                                 Mortgage Strategies Group,
                                                                 Shearson Lehman Hutton, Inc.
                                                                 (investment bank) (1987 - 1988);
                                                                 and Mortgage Strategies Group,
                                                                 Drexel Burnham Lambert, Ltd.
                                                                 (investment bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (71)      Trustee since 1995. Serves until   President and Chief Executive       Director of New America
Trustee                       a successor trustee is elected     Officer, Metric Financial Inc.      High Income Fund, Inc.
                              or earlier retirement or removal.  (formerly known as Newbury Piret    (closed-end investment
                                                                 Company) (investment banking firm)  company) (2004 - present);
                                                                 (1981 - present)                    and Member, Board of
                                                                                                     Governors, Investment
                                                                                                     Company Institute
                                                                                                     (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (72)        Trustee since 2014. Serves until   Consultant (investment company      None
Trustee                       a successor trustee is elected     services) (2012 - present);
                              or earlier retirement or removal.  Executive Vice President, BNY
                                                                 Mellon (financial and investment
                                                                 company services) (1969 - 2012);
                                                                 Director, BNY International
                                                                 Financing Corp. (financial
                                                                 services) (2002 - 2012); Director,
                                                                 Mellon Overseas Investment Corp.
                                                                 (financial services) (2009 -
                                                                 2012); Director, Financial Models
                                                                 (technology) (2005-2007); Director,
                                                                 BNY Hamilton Funds, Ireland
                                                                 (offshore investment companies)
                                                                 (2004-2007); Chairman/Director,
                                                                 AIB/BNY Securities Services, Ltd.,
                                                                 Ireland (financial services)
                                                                 (1999 - 2006); and Chairman, BNY
                                                                 Alternative Investment Services,
                                                                 Inc. (financial services)
                                                                 (2005-2007)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

NAME, AGE AND POSITION        TERM OF OFFICE AND                                                     OTHER DIRECTORSHIPS
HELD WITH THE TRUST           LENGTH OF SERVICE                  PRINCIPAL OCCUPATION                HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (57)*           Trustee since 2017. Serves until   Director, CEO and President of      None
Trustee, President and Chief  a successor trustee is elected     Amundi Pioneer Asset Management
Executive Officer             or earlier retirement or removal   USA, Inc. (since September 2014);
                                                                 Director, CEO and President of
                                                                 Amundi Pioneer Asset Management,
                                                                 Inc. (since September 2014);
                                                                 Director, CEO and President of
                                                                 Amundi Pioneer Distributor, Inc.
                                                                 (since September 2014); Director,
                                                                 CEO and President of Amundi
                                                                 Pioneer Institutional Asset
                                                                 Management, Inc. (since September
                                                                 2014); Chair, Amundi Pioneer Asset
                                                                 Management USA, Inc., Amundi
                                                                 Pioneer Distributor, Inc. and
                                                                 Amundi Pioneer Institutional Asset
                                                                 Management, Inc. (September
                                                                 2014 - 2018); Managing Director,
                                                                 Morgan Stanley Investment
                                                                 Management (2010 - 2013); Director
                                                                 of Institutional Business, CEO of
                                                                 International, Eaton Vance
                                                                 Management (2005 - 2010); and
                                                                 Director of Amundi USA, Inc.
                                                                 (since 2017)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (61)*       Trustee since 2014. Serves until   Director and Executive Vice         None
Trustee                       a successor trustee is elected     President (since 2008) and Chief
                              or earlier retirement or removal   Investment Officer, U.S. (since
                                                                 2010) of Amundi Pioneer Asset
                                                                 Management USA, Inc.; Director and
                                                                 Executive Vice President and Chief
                                                                 Investment Officer, U.S. of Amundi
                                                                 Pioneer (since 2008); Executive
                                                                 Vice President and Chief
                                                                 Investment Officer, U.S. of Amundi
                                                                 Pioneer Institutional Asset
                                                                 Management, Inc. (since 2009);
                                                                 Portfolio Manager of Amundi
                                                                 Pioneer (since 1999); and Director
                                                                 of Amundi USA, Inc. (since 2017)
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

------------------------------------------------------------------------------------------------------------------------------------
FUND OFFICERS
------------------------------------------------------------------------------------------------------------------------------------

NAME, AGE AND POSITION        TERM OF OFFICE AND                                                     OTHER DIRECTORSHIPS
HELD WITH THE TRUST           LENGTH OF SERVICE                  PRINCIPAL OCCUPATION                HELD BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (55)    Since 2003. Serves at the          Vice President and Associate        None
Secretary and Chief Legal     discretion of the Board            General Counsel of Amundi Pioneer
Officer                                                          since January 2008; Secretary and
                                                                 Chief Legal Officer of all of the
                                                                 Pioneer Funds since June 2010;
                                                                 Assistant Secretary of all of the
                                                                 Pioneer Funds from September 2003
                                                                 to May 2010; and Vice President
                                                                 and Senior Counsel of Amundi
                                                                 Pioneer from July 2002 to
                                                                 December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (58)        Since 2010. Serves at the          Fund Governance Director of Amundi  None
Assistant Secretary           discretion of the Board            Pioneer since December 2006 and
                                                                 Assistant Secretary of all the
                                                                 Pioneer Funds since June 2010;
                                                                 Manager - Fund Governance of
                                                                 Amundi Pioneer from December 2003
                                                                 to November 2006; and Senior
                                                                 Paralegal of Amundi Pioneer from
                                                                 January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FUND OFFICERS
------------------------------------------------------------------------------------------------------------------------------------

NAME, AGE AND POSITION        TERM OF OFFICE AND                                                     OTHER DIRECTORSHIPS
HELD WITH THE TRUST           LENGTH OF SERVICE                  PRINCIPAL OCCUPATION                HELD BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (57)             Since 2010. Serves at the          Senior Counsel of Amundi Pioneer    None
Assistant Secretary           discretion of the Board            since May 2013 and Assistant
                                                                 Secretary of all the Pioneer Funds
                                                                 since June 2010; and Counsel of
                                                                 Amundi Pioneer from June 2007 to
                                                                 May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (60)          Since 2008. Serves at the          Vice President - Fund Treasury of   None
Treasurer and Chief Financial discretion of the Board            Amundi Pioneer; Treasurer of all
and Accounting Officer                                           of the Pioneer Funds since March
                                                                 2008; Deputy Treasurer of Amundi
                                                                 Pioneer from March 2004 to
                                                                 February 2008; and Assistant
                                                                 Treasurer of all of the Pioneer
                                                                 Funds from March 2004 to
                                                                 February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (54)         Since 2000. Serves at the          Director - Fund Treasury of Amundi  None
Assistant Treasurer           discretion of the Board            Pioneer; and Assistant Treasurer
                                                                 of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (61)            Since 2002. Serves at the          Senior Manager - Fund Treasury of   None
Assistant Treasurer           discretion of the Board            Amundi Pioneer; and Assistant
                                                                 Treasurer of all of the
                                                                 Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
John Malone (48)              Since 2018. Serves at the          Managing Director, Chief            None
Chief Compliance Officer      discretion of the Board            Compliance Officer of Amundi
                                                                 Pioneer Asset Management; Amundi
                                                                 Pioneer Institutional Asset
                                                                 Management, Inc.; and the Pioneer
                                                                 Funds since September 2018; and
                                                                 Chief Compliance Officer of Amundi
                                                                 Pioneer Distributor, Inc. since
                                                                 January 2014.
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (48)          Since 2006. Serves at the          Vice President - Amundi Pioneer     None
Anti-Money Laundering         discretion of the Board            Asset Management; and Anti-Money
Officer                                                          Laundering Officer of all the
                                                                 Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

                    This page was intentionally left blank.

                    This page was intentionally left blank.

                    This page was intentionally left blank.

                    This page was intentionally left blank.

                    This page was intentionally left blank.

                    This page was intentionally left blank.

                    This page was intentionally left blank.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   20364-13-0220





ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. David R. Bock, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $245,000 payable to Ernst & Young LLP for the year ended
December 31, 2019 and $245,000
for the year ended December 31, 2018.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no audit-related services in 2019 or 2018.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


The tax fees for the Trust were $64,224
payable to Ernst & Young LLP for the year ended
December 31, 2019 and $ 64,224
for the year ended December 31, 2018.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


Other Fees
There were no other fees in 2019 or 2018.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended December 31 2019 and 2018, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $ 64,224 payable to Ernst & Young LLP for the year ended
December 31, 2019 and $ 64,224 for the year ended December 31, 2018.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Variable Contracts Trust


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date March 2, 2020


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date March 2, 2020


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date March 2, 2020

* Print the name and title of each signing officer under his or her signature.